REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  TO THE CONTRACT OWNERS OF
  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT SEVEN AND THE BOARD OF DIRECTORS OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1, which comprise the Hartford Life and Annuity Insurance Company Separate Account Seven (the "Account") as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life and Annuity Insurance Company Separate Account Seven as of December 31, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Hartford, CT
April 20, 2015



--------------------------------------------------------------------------------
                                    SA-1

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                 ALLIANCEBERNSTEIN
                                                                                   VPS BALANCED      ALLIANCEBERNSTEIN
                                         AMERICAN CENTURY    AMERICAN CENTURY     WEALTH STRATEGY    VPS INTERNATIONAL
                                           VP VALUE FUND      VP GROWTH FUND         PORTFOLIO        VALUE PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           1,013,365             186,479           1,880,477           1,571,128
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        6,990,479  $        2,098,749  $       20,458,075  $       20,801,982
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        9,545,899  $        2,424,232  $       22,659,750  $       21,068,827
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 251                 127               2,826               1,433
   Other assets.......................                  --                  --                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           9,546,150           2,424,359          22,662,576          21,070,262
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 251                 127               2,826               1,433
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 251                 127               2,826               1,433
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        9,545,899  $        2,424,232  $       22,659,750  $       21,068,829
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             584,586             169,941           1,736,324           2,906,971
   Minimum unit fair value #*.........  $        15.987670  $        14.074451  $        11.822762  $         6.482770
   Maximum unit fair value #*.........  $        16.605429  $        14.599722  $        18.053417  $        14.274609
   Contract liability.................  $        9,545,899  $        2,424,232  $       22,659,750  $       21,068,829

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --


                                         ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN  INVESCO V.I. VALUE
                                         VPS SMALL/MID CAP       VPS VALUE       VPS INTERNATIONAL     OPPORTUNITIES
                                          VALUE PORTFOLIO        PORTFOLIO       GROWTH PORTFOLIO          FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             729,722              98,431             229,720           5,940,075
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       12,947,957  $        1,189,686  $        3,950,074  $       53,373,973
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       15,900,651  $        1,512,883  $        4,321,027  $       58,450,335
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              47,976                  69                 189               8,808
   Other assets.......................                  --                  --                  --                   7
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          15,948,627           1,512,952           4,321,216          58,459,150
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              47,976                  69                 189               8,808
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   2                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              47,978                  69                 190               8,808
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       15,900,649  $        1,512,883  $        4,321,026  $       58,450,342
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             832,749             112,141             489,586          35,696,031
   Minimum unit fair value #*.........  $        15.988265  $        12.429218  $         7.900571  $         1.477045
   Maximum unit fair value #*.........  $        29.277210  $        20.448749  $        16.532005  $        22.774559
   Contract liability.................  $       15,891,167  $        1,512,883  $        4,319,904  $       58,045,148

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                 521                  --                 131             241,718
   Minimum unit fair value #*.........  $        18.214553                  --  $         8.575540  $         1.642918
   Maximum unit fair value #*.........  $        18.214553                  --  $         8.575540  $         1.814983
   Contract liability.................  $            9,482                  --  $            1,122  $          405,194


                                                               INVESCO V.I.
                                         INVESCO V.I. CORE      GOVERNMENT
                                            EQUITY FUND       SECURITIES FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           3,839,499           24,639,421
                                        ==================  ===================
     Cost.............................  $      112,001,583  $       299,663,507
                                        ==================  ===================
     Market value.....................  $      157,357,461  $       289,266,799
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              58,737              152,409
   Other assets.......................                  --                    7
                                        ------------------  -------------------
   Total assets.......................         157,416,198          289,419,215
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              58,737              152,409
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  15                   --
                                        ------------------  -------------------
   Total liabilities..................              58,752              152,409
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $      157,357,446  $       289,266,806
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           9,138,083          215,020,008
   Minimum unit fair value #*.........  $        13.698304  $          1.215485
   Maximum unit fair value #*.........  $        20.502222  $         10.443901
   Contract liability.................  $      156,626,242  $       287,630,434

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              41,567            1,186,294
   Minimum unit fair value #*.........  $        17.375454  $          1.352045
   Maximum unit fair value #*.........  $        17.984018  $          1.493580
   Contract liability.................  $          731,204  $         1,636,372

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-2

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-3

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                           INVESCO V.I.        INVESCO V.I.        INVESCO V.I.        INVESCO V.I.
                                           INTERNATIONAL       MID CAP CORE          SMALL CAP         BALANCED RISK
                                            GROWTH FUND         EQUITY FUND         EQUITY FUND       ALLOCATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           4,579,627          10,631,072           4,167,492           1,199,871
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      126,875,601  $      133,408,831  $       73,658,191  $       14,291,885
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      158,952,218  $      149,442,496  $       97,889,376  $       14,602,433
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              56,233              22,506              65,882                 611
   Other assets.......................                   3                   2                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         159,008,454         149,465,004          97,955,258          14,603,044
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              56,233              22,506              65,882                 611
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   1                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              56,233              22,506              65,883                 612
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      158,952,221  $      149,442,498  $       97,889,375  $       14,602,432
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          46,440,266          63,747,036           4,683,000           1,176,690
   Minimum unit fair value #*.........  $         2.173589  $         2.081294  $        14.764299  $        11.853050
   Maximum unit fair value #*.........  $        18.836103  $        18.605354  $        24.322631  $        12.883948
   Contract liability.................  $      158,665,600  $      148,799,799  $       97,771,303  $       14,602,432

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......             102,644             267,173               5,533                  --
   Minimum unit fair value #*.........  $         2.417649  $         2.299710  $        14.764299                  --
   Maximum unit fair value #*.........  $        16.864393  $        13.179523  $        23.155396                  --
   Contract liability.................  $          286,621  $          642,699  $          118,072                  --


                                           INVESCO V.I.        INVESCO V.I.      AMERICAN CENTURY     AMERICAN FUNDS
                                            DIVERSIFIED            MONEY            VP MID CAP            GLOBAL
                                           DIVIDEND FUND        MARKET FUND         VALUE FUND           BOND FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              13,212         135,908,767              40,373           9,830,969
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          229,829  $      135,908,767  $          671,379  $      112,185,125
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          305,336  $      135,908,767  $          801,413  $      115,218,956
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  15             320,703                 373              33,278
   Other assets.......................                  --                  --                  --                   4
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             305,351         136,229,470             801,786         115,252,238
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  15             320,703                 373              33,278
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   2                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  15             320,705                 373              33,278
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          305,336  $      135,908,765  $          801,413  $      115,218,960
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              19,121          13,951,814              48,239           9,080,343
   Minimum unit fair value #*.........  $        15.516592  $         9.575557  $        16.214700  $        10.286288
   Maximum unit fair value #*.........  $        16.208073  $         9.924169  $        16.994164  $        13.659029
   Contract liability.................  $          305,336  $      135,698,623  $          801,413  $      114,747,127

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --              21,515                  --              36,634
   Minimum unit fair value #*.........                  --  $         9.736683                  --  $        10.286288
   Maximum unit fair value #*.........                  --  $         9.806570                  --  $        13.659029
   Contract liability.................                  --  $          210,142                  --  $          471,833

                                          AMERICAN FUNDS
                                              GLOBAL          AMERICAN FUNDS
                                            GROWTH AND             ASSET
                                            INCOME FUND       ALLOCATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................          17,801,505           35,887,724
                                        ==================  ===================
     Cost.............................  $      196,751,656  $       571,177,680
                                        ==================  ===================
     Market value.....................  $      226,969,190  $       791,683,190
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...             177,958              438,675
   Other assets.......................                   3                   --
                                        ------------------  -------------------
   Total assets.......................         227,147,151          792,121,865
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............             177,958              438,675
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                    7
                                        ------------------  -------------------
   Total liabilities..................             177,958              438,682
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $      226,969,193  $       791,683,183
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          15,740,346           41,804,192
   Minimum unit fair value #*.........  $        13.230789  $         16.925507
   Maximum unit fair value #*.........  $        20.419406  $         22.303457
   Contract liability.................  $      226,120,431  $       784,721,926

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              58,339              359,313
   Minimum unit fair value #*.........  $        14.189094  $         18.369013
   Maximum unit fair value #*.........  $        15.350420  $         22.303457
   Contract liability.................  $          848,762  $         6,961,257

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-4

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-5

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                          AMERICAN FUNDS
                                             BLUE CHIP                            AMERICAN FUNDS
                                            INCOME AND        AMERICAN FUNDS          GLOBAL          AMERICAN FUNDS
                                            GROWTH FUND          BOND FUND          GROWTH FUND         GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          36,008,212          70,583,121           9,569,888          19,204,278
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      347,541,295  $      761,922,776  $      183,750,096  $    1,026,645,926
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      524,639,642  $      772,885,178  $      261,257,937  $    1,533,269,589
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             141,721             320,094             123,665             564,967
   Other assets.......................                  15                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         524,781,378         773,205,272         261,381,602       1,533,834,556
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             141,721             320,094             123,665             564,967
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   3                  --                   5
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             141,721             320,097             123,665             564,972
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      524,639,657  $      772,885,175  $      261,257,937  $    1,533,269,584
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......         307,061,978          49,755,356          13,025,150          88,240,763
   Minimum unit fair value #*.........  $         1.514272  $        12.076501  $        14.455427  $        12.881602
   Maximum unit fair value #*.........  $        23.328378  $        17.538136  $        24.787873  $        23.568423
   Contract liability.................  $      520,644,432  $      769,099,451  $      259,638,879  $    1,524,986,293

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......           2,306,814             240,505              74,790             440,276
   Minimum unit fair value #*.........  $         1.685632  $        14.977718  $        17.576463  $        14.314073
   Maximum unit fair value #*.........  $         1.865112  $        17.538136  $        24.787873  $        23.568423
   Contract liability.................  $        3,995,225  $        3,785,724  $        1,619,058  $        8,283,291


                                          AMERICAN FUNDS                                              AMERICAN FUNDS
                                           GROWTH-INCOME      AMERICAN FUNDS      AMERICAN FUNDS       GLOBAL SMALL
                                               FUND         INTERNATIONAL FUND    NEW WORLD FUND    CAPITALIZATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................          31,002,407          19,676,327           7,050,555           6,959,375
                                        ==================  ==================  ==================  ===================
     Cost.............................  $    1,095,121,597  $      334,030,873  $      121,756,741  $      126,053,891
                                        ==================  ==================  ==================  ===================
     Market value.....................  $    1,624,836,146  $      399,232,682  $      144,818,399  $      178,438,388
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             545,702             146,099              33,928             102,727
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  -------------------
   Total assets.......................       1,625,381,848         399,378,781         144,852,327         178,541,115
                                        ------------------  ------------------  ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............             545,702             146,099              33,928             102,727
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  39                   9                   2                   1
                                        ------------------  ------------------  ------------------  -------------------
   Total liabilities..................             545,741             146,108              33,930             102,728
                                        ------------------  ------------------  ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $    1,624,836,107  $      399,232,673  $      144,818,397  $      178,438,387
                                        ==================  ==================  ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          80,786,860          25,375,930           5,691,480           8,202,915
   Minimum unit fair value #*.........  $        17.834179  $        11.291431  $        14.760859  $        16.620669
   Maximum unit fair value #*.........  $        24.238418  $        19.311604  $        30.962178  $        27.182223
   Contract liability.................  $    1,612,432,649  $      397,489,165  $      144,565,166  $      177,774,868

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......             598,447             102,896               9,296              29,051
   Minimum unit fair value #*.........  $        19.595712  $        13.776293  $        24.973322  $        18.781234
   Maximum unit fair value #*.........  $        24.238418  $        18.945771  $        30.736786  $        26.486124
   Contract liability.................  $       12,403,458  $        1,743,508  $          253,231  $          663,519

                                            WELLS FARGO
                                           ADVANTAGE VT        FIDELITY VIP
                                               OMEGA              GROWTH
                                            GROWTH FUND          PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              35,592              110,883
                                        ==================  ===================
     Cost.............................  $          844,021  $         5,333,280
                                        ==================  ===================
     Market value.....................  $          957,061  $         6,963,451
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                  53                  899
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................             957,114            6,964,350
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  53                  899
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                   1                   --
                                        ------------------  -------------------
   Total liabilities..................                  54                  899
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          957,060  $         6,963,451
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              49,194              464,276
   Minimum unit fair value #*.........  $        18.758542  $         13.663410
   Maximum unit fair value #*.........  $        19.743762  $         25.066983
   Contract liability.................  $          942,705  $         6,963,451

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                 738                   --
   Minimum unit fair value #*.........  $        19.438553                   --
   Maximum unit fair value #*.........  $        19.438553                   --
   Contract liability.................  $           14,355                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-6

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-7

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                       FIDELITY VIP
                                           FIDELITY VIP                            FIDELITY VIP       DYNAMIC CAPITAL
                                            CONTRAFUND         FIDELITY VIP      VALUE STRATEGIES      APPRECIATION
                                             PORTFOLIO       MID CAP PORTFOLIO       PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           2,335,585           1,732,642             299,349             322,859
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       55,692,633  $       46,151,845  $        3,119,968  $        3,692,839
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       85,715,981  $       63,830,533  $        4,574,058  $        4,284,335
   Due from Sponsor Company...........               2,828                  --                  --                  --
   Receivable from fund shares sold...                  --              39,943               1,134              40,597
   Other assets.......................                   1                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          85,718,810          63,870,476           4,575,192           4,324,932
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --              39,943               1,134              40,597
   Payable for fund shares purchased..               2,828                  --                  --                  --
   Other liabilities..................                  --                   3                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               2,828              39,946               1,134              40,597
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       85,715,982  $       63,830,530  $        4,574,058  $        4,284,335
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           5,096,731           3,895,374             283,720             247,751
   Minimum unit fair value #*.........  $        14.159779  $        14.499960  $        14.800195  $        15.946931
   Maximum unit fair value #*.........  $        24.432380  $        25.383998  $        31.265575  $        26.785186
   Contract liability.................  $       85,576,775  $       63,811,390  $        4,574,058  $        4,284,335

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               7,752               1,213                  --                  --
   Minimum unit fair value #*.........  $        15.007158  $        15.367699                  --                  --
   Maximum unit fair value #*.........  $        23.225179  $        15.793793                  --                  --
   Contract liability.................  $          139,207  $           19,140                  --                  --


                                           FIDELITY VIP       FRANKLIN RISING                            FRANKLIN
                                         STRATEGIC INCOME      DIVIDENDS VIP      FRANKLIN INCOME        LARGE CAP
                                             PORTFOLIO             FUND              VIP FUND         GROWTH VIP FUND
                                            SUB-ACCOUNT       SUB-ACCOUNT (1)     SUB-ACCOUNT (2)     SUB-ACCOUNT (3)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             120,546          18,116,376          61,084,404           3,546,031
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,386,930  $      347,565,880  $      912,640,234  $       56,308,861
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        1,332,036  $      526,505,475  $      979,864,428  $       81,345,948
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  33             346,861             565,080              69,206
   Other assets.......................                  --                  --                   6                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           1,332,069         526,852,336         980,429,514          81,415,156
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  33             346,861             565,080              69,206
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  33             346,861             565,080              69,206
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        1,332,036  $      526,505,475  $      979,864,434  $       81,345,950
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             102,544          23,556,948          50,551,551           4,976,193
   Minimum unit fair value #*.........  $        11.206529  $        16.377855  $        12.913267  $        15.040896
   Maximum unit fair value #*.........  $        14.273150  $        25.433366  $        23.584149  $        20.126905
   Contract liability.................  $        1,332,036  $      524,923,669  $      974,450,643  $       81,061,641

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --              68,744             255,743              16,708
   Minimum unit fair value #*.........                  --  $        22.631707  $        14.065201  $        16.694975
   Maximum unit fair value #*.........                  --  $        25.433366  $        22.848876  $        18.359508
   Contract liability.................                  --  $        1,581,806  $        5,413,791  $          284,309


                                          FRANKLIN GLOBAL        FRANKLIN
                                            REAL ESTATE        SMALL-MID CAP
                                             VIP FUND         GROWTH VIP FUND
                                          SUB-ACCOUNT (4)     SUB-ACCOUNT (5)
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             463,798            8,315,831
                                        ==================  ===================
     Cost.............................  $        7,546,496  $       170,804,528
                                        ==================  ===================
     Market value.....................  $        7,397,584  $       196,223,166
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                 366               29,360
   Other assets.......................                  --                    1
                                        ------------------  -------------------
   Total assets.......................           7,397,950          196,252,527
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 366               29,360
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                   1                   --
                                        ------------------  -------------------
   Total liabilities..................                 367               29,360
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        7,397,583  $       196,223,167
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             324,780           12,326,777
   Minimum unit fair value #*.........  $        18.101196  $         11.039351
   Maximum unit fair value #*.........  $        29.029698  $         24.986972
   Contract liability.................  $        7,285,999  $       195,366,653

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               4,790               49,940
   Minimum unit fair value #*.........  $        20.683253  $         12.368587
   Maximum unit fair value #*.........  $        23.620092  $         22.571258
   Contract liability.................  $          111,584  $           856,514

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) Formerly Franklin Rising Dividends Securities Fund. Change effective May 1, 2014.

(2)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Large Cap Growth Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Global Real Estate Securities Fund. Change effective May 1, 2014.

(5) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-8

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-9

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                             FRANKLIN            FRANKLIN            FRANKLIN            TEMPLETON
                                          SMALL CAP VALUE    STRATEGIC INCOME      MUTUAL SHARES        DEVELOPING
                                             VIP FUND            VIP FUND            VIP FUND        MARKETS VIP FUND
                                          SUB-ACCOUNT (6)     SUB-ACCOUNT (7)     SUB-ACCOUNT (8)     SUB-ACCOUNT (9)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           2,885,629          37,913,831          31,936,537           6,955,069
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       52,024,271  $      457,470,145  $      513,957,484  $       63,223,314
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       64,712,254  $      449,783,793  $      722,392,213  $       64,426,915
   Due from Sponsor Company...........                  --              19,904                  --                  --
   Receivable from fund shares sold...              26,600                  --             420,070              12,742
   Other assets.......................                  --                  --                  --                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          64,738,854         449,803,697         722,812,283          64,439,659
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              26,600                  --             420,070              12,742
   Payable for fund shares purchased..                  --              19,904                  --                  --
   Other liabilities..................                  --                   4                   7                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              26,600              19,908             420,077              12,742
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       64,712,254  $      449,783,789  $      722,392,206  $       64,426,917
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           4,284,157          24,115,873          36,951,487           3,712,445
   Minimum unit fair value #*.........  $        13.359062  $        11.444727  $        12.386667  $         7.569229
   Maximum unit fair value #*.........  $        24.983219  $        24.692957  $        26.220194  $        24.570144
   Contract liability.................  $       64,566,665  $      447,231,629  $      719,491,239  $       64,279,456

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              10,188             117,778             133,282               6,903
   Minimum unit fair value #*.........  $        14.212229  $        11.444727  $        13.127915  $        19.294405
   Maximum unit fair value #*.........  $        14.579108  $        24.692957  $        26.220194  $        23.220377
   Contract liability.................  $          145,589  $        2,552,160  $        2,900,967  $          147,461

                                                                                     FRANKLIN
                                                                                   MUTUAL GLOBAL         FRANKLIN
                                             TEMPLETON           TEMPLETON           DISCOVERY        FLEX CAP GROWTH
                                         FOREIGN VIP FUND     GROWTH VIP FUND        VIP FUND            VIP FUND
                                         SUB-ACCOUNT (10)    SUB-ACCOUNT (11)    SUB-ACCOUNT (12)    SUB-ACCOUNT (13)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          17,089,284          19,458,907          14,081,230           2,125,218
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      238,585,675  $      234,689,950  $      274,936,731  $       30,059,957
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      257,467,044  $      284,644,290  $      311,837,828  $       35,257,493
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             109,140             138,202             210,868               2,648
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         257,576,184         284,782,492         312,048,696          35,260,141
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             109,140             138,202             210,868               2,648
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   2                   2                   1                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             109,142             138,204             210,869               2,649
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      257,467,042  $      284,644,288  $      311,837,827  $       35,257,492
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          19,441,383          18,382,504          12,474,695           2,189,524
   Minimum unit fair value #*.........  $         9.355711  $        10.846321  $        13.140815  $        14.435880
   Maximum unit fair value #*.........  $        16.700491  $        19.484874  $        31.967181  $        20.982180
   Contract liability.................  $      256,417,841  $      283,801,367  $      310,876,412  $       35,240,700

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              75,242              49,865              32,918               1,014
   Minimum unit fair value #*.........  $         9.881843  $        16.085710  $        28.280896  $        16.354893
   Maximum unit fair value #*.........  $        16.265139  $        19.291705  $        31.967181  $        16.927834
   Contract liability.................  $        1,049,201  $          842,921  $          961,415  $           16,792


                                             TEMPLETON           HARTFORD
                                            GLOBAL BOND          BALANCED
                                             VIP FUND            HLS FUND
                                         SUB-ACCOUNT (14)       SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           4,243,815              702,459
                                        ==================  ===================
     Cost.............................  $       76,717,704  $        14,908,220
                                        ==================  ===================
     Market value.....................  $       77,872,318  $        19,029,607
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              21,015               16,011
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................          77,893,333           19,045,618
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              21,015               16,011
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                   3                   --
                                        ------------------  -------------------
   Total liabilities..................              21,018               16,011
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       77,872,315  $        19,029,607
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           5,507,274            1,294,832
   Minimum unit fair value #*.........  $        10.890099  $         13.645372
   Maximum unit fair value #*.........  $        15.534769  $         21.015629
   Contract liability.................  $       77,830,612  $        19,029,607

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               2,752                   --
   Minimum unit fair value #*.........  $        14.271956                   --
   Maximum unit fair value #*.........  $        15.169996                   --
   Contract liability.................  $           41,703                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(6) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(7) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(8)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.

(9) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(10)  Formerly Templeton Foreign Securities Fund. Change effective May 1,
      2014.

(11)  Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(12) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.

(13) Formerly Franklin Flex Cap Growth Securities Fund. Change effective May 1, 2014.

(14)  Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-10

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-11

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                             HARTFORD            HARTFORD            HARTFORD
                                               TOTAL              CAPITAL            DIVIDEND            HARTFORD
                                            RETURN BOND        APPRECIATION         AND GROWTH         GLOBAL GROWTH
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT (15)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          49,184,680           9,278,104          14,344,329             149,819
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      534,862,965  $      344,962,670  $      269,600,352  $        2,961,581
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      571,968,760  $      507,446,094  $      379,363,200  $        3,554,427
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             291,587             237,451             107,321               1,687
   Other assets.......................                   2                  --                   3                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         572,260,349         507,683,545         379,470,524           3,556,115
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             291,587             237,451             107,321               1,687
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   8                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             291,587             237,459             107,321               1,687
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      571,968,762  $      507,446,086  $      379,363,203  $        3,554,428
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          46,289,681          34,254,809          23,202,940             260,942
   Minimum unit fair value #*.........  $        11.178414  $        13.212997  $        14.763120  $        10.801102
   Maximum unit fair value #*.........  $        13.940231  $        25.360972  $        23.184705  $        23.102657
   Contract liability.................  $      571,939,574  $      507,302,755  $      379,064,519  $        3,554,428

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               2,335               9,772              18,435                  --
   Minimum unit fair value #*.........  $        12.112307  $        14.003833  $        16.080350                  --
   Maximum unit fair value #*.........  $        12.793017  $        14.791297  $        16.526146                  --
   Contract liability.................  $           29,188  $          143,331  $          298,684                  --

                                             HARTFORD            HARTFORD                                HARTFORD
                                            DISCIPLINED           GROWTH             HARTFORD          INTERNATIONAL
                                              EQUITY           OPPORTUNITIES        HIGH YIELD         OPPORTUNITIES
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT (16)       SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           4,466,410           3,783,779           4,570,294           3,020,499
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       51,107,446  $      100,836,823  $       39,106,191  $       37,272,581
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       93,748,050  $      147,044,784  $       38,582,202  $       42,778,572
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              61,779              53,904             125,292               4,780
   Other assets.......................                   2                   1                  --                   3
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          93,809,831         147,098,689          38,707,494          42,783,355
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              61,779              53,904             125,292               4,780
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   2                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              61,779              53,904             125,294               4,780
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       93,748,052  $      147,044,785  $       38,582,200  $       42,778,575
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           5,401,172           9,264,910           2,411,961           3,886,054
   Minimum unit fair value #*.........  $        15.668364  $        14.075422  $        11.910014  $         9.828215
   Maximum unit fair value #*.........  $        25.653486  $        26.321929  $        21.691644  $        18.061617
   Contract liability.................  $       93,746,961  $      147,033,231  $       38,581,695  $       42,778,575

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  66                 679                  32                  --
   Minimum unit fair value #*.........  $        16.605831  $        14.917713  $        15.772644                  --
   Maximum unit fair value #*.........  $        16.605831  $        17.191130  $        15.772644                  --
   Contract liability.................  $            1,091  $           11,554  $              505                  --

                                             HARTFORD
                                           SMALL/MID CAP         HARTFORD
                                              EQUITY          ULTRASHORT BOND
                                             HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             756,884           24,567,656
                                        ==================  ===================
     Cost.............................  $        6,509,487  $       245,737,350
                                        ==================  ===================
     Market value.....................  $        7,167,688  $       245,914,944
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              14,477               16,124
   Other assets.......................                   1                   64
                                        ------------------  -------------------
   Total assets.......................           7,182,166          245,931,132
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              14,477               16,124
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................              14,477               16,124
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        7,167,689  $       245,915,008
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             422,762          199,850,289
   Minimum unit fair value #*.........  $        15.421834  $          0.885454
   Maximum unit fair value #*.........  $        28.909475  $          9.863416
   Contract liability.................  $        7,155,579  $       244,464,345

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                 716            1,392,698
   Minimum unit fair value #*.........  $        16.913383  $          0.987587
   Maximum unit fair value #*.........  $        16.913383  $          9.593574
   Contract liability.................  $           12,110  $         1,450,663

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(15) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(16) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-12

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-13

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                         HARTFORD
                                             HARTFORD            HARTFORD            HARTFORD         U.S. GOVERNMENT
                                           SMALL COMPANY      SMALLCAP GROWTH          STOCK            SECURITIES
                                             HLS FUND            HLS FUND            HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             682,300             301,494              34,411           1,989,293
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       14,177,330  $        7,637,062  $        1,597,413  $       20,961,623
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       15,918,052  $        8,426,751  $        2,184,734  $       20,624,541
   Due from Sponsor Company...........               4,127                  --                  --                  --
   Receivable from fund shares sold...                  --               1,143                  95              11,085
   Other assets.......................                   1                  --                   2                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          15,922,180           8,427,894           2,184,831          20,635,627
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --               1,143                  95              11,085
   Payable for fund shares purchased..               4,127                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               4,127               1,143                  95              11,085
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       15,918,053  $        8,426,751  $        2,184,736  $       20,624,542
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             899,570             385,808             135,218           1,995,614
   Minimum unit fair value #*.........  $        15.791088  $        19.949186  $        14.484709  $         9.670081
   Maximum unit fair value #*.........  $        26.516816  $        32.867340  $        24.354176  $        11.403055
   Contract liability.................  $       15,918,053  $        8,420,039  $        2,184,736  $       20,618,373

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                 319                  --                 602
   Minimum unit fair value #*.........                  --  $        21.070651                  --  $        10.248580
   Maximum unit fair value #*.........                  --  $        21.070651                  --  $        10.248580
   Contract liability.................                  --  $            6,712                  --  $            6,169

                                                                                    LORD ABBETT
                                             HARTFORD           LORD ABBETT         CALIBRATED          LORD ABBETT
                                               VALUE            FUNDAMENTAL          DIVIDEND              BOND
                                             HLS FUND           EQUITY FUND         GROWTH FUND       DEBENTURE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           1,178,797             770,476             979,069           3,824,131
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       13,432,859  $       14,403,494  $       13,978,793  $       43,711,807
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       19,906,744  $       14,338,556  $       15,224,521  $       45,468,923
   Due from Sponsor Company...........               9,034                  --                  --                  --
   Receivable from fund shares sold...                  --                 413               1,672             148,885
   Other assets.......................                   2                  --                   2                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          19,915,780          14,338,969          15,226,195          45,617,808
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                 413               1,672             148,885
   Payable for fund shares purchased..               9,034                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               9,034                 413               1,672             148,885
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       19,906,746  $       14,338,556  $       15,224,523  $       45,468,923
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,225,238             829,970             920,345           2,949,747
   Minimum unit fair value #*.........  $        14.532316  $        14.810183  $        15.338077  $        12.433876
   Maximum unit fair value #*.........  $        22.771698  $        19.603342  $        21.558334  $        19.217244
   Contract liability.................  $       19,906,746  $       14,338,556  $       15,215,021  $       45,319,490

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                 555               9,752
   Minimum unit fair value #*.........                  --                  --  $        17.108718  $        15.069093
   Maximum unit fair value #*.........                  --                  --  $        17.108718  $        15.486400
   Contract liability.................                  --                  --  $            9,502  $          149,433


                                            LORD ABBETT
                                            GROWTH AND           MFS CORE
                                            INCOME FUND        EQUITY SERIES
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             275,659              745,899
                                        ==================  ===================
     Cost.............................  $        6,340,103  $        14,643,796
                                        ==================  ===================
     Market value.....................  $        9,796,906  $        19,400,835
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...               6,007                5,003
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................           9,802,914           19,405,838
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............               6,007                5,003
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................               6,007                5,003
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        9,796,907  $        19,400,835
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             692,897            1,436,077
   Minimum unit fair value #*.........  $        12.668095  $          9.965796
   Maximum unit fair value #*.........  $        20.339587  $         23.711612
   Contract liability.................  $        9,796,907  $        19,224,622

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --               11,471
   Minimum unit fair value #*.........                  --  $         11.163313
   Maximum unit fair value #*.........                  --  $         17.414646
   Contract liability.................                  --  $           176,213

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-14

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-15

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                   MFS INVESTORS
                                            MFS GROWTH          MFS GLOBAL            GROWTH           MFS INVESTORS
                                              SERIES           EQUITY SERIES       STOCK SERIES        TRUST SERIES
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           3,836,946           1,144,182           2,284,871           5,881,481
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      122,658,379  $       17,472,421  $       27,373,285  $      118,252,749
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      152,064,453  $       22,414,531  $       36,649,334  $      178,823,285
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             184,403               5,018              25,572             108,812
   Other assets.......................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         152,248,856          22,419,549          36,674,907         178,932,097
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             184,403               5,018              25,572             108,812
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                   1                  --                   4
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             184,404               5,019              25,572             108,816
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      152,064,452  $       22,414,530  $       36,649,335  $      178,823,281
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          11,371,474           1,045,454           2,955,657          11,935,834
   Minimum unit fair value #*.........  $         9.307124  $        18.352990  $         9.798362  $        13.571419
   Maximum unit fair value #*.........  $        25.209532  $        26.203774  $        23.213162  $        22.101507
   Contract liability.................  $      151,752,492  $       22,217,503  $       36,313,932  $      178,010,121

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              20,026               8,604              24,946              52,024
   Minimum unit fair value #*.........  $        10.287424  $        20.470302  $        10.750099  $        14.889509
   Maximum unit fair value #*.........  $        16.117686  $        26.203774  $        14.299186  $        17.763110
   Contract liability.................  $          311,960  $          197,027  $          335,403  $          813,160


                                            MFS MID CAP           MFS NEW            MFS TOTAL           MFS VALUE
                                           GROWTH SERIES     DISCOVERY SERIES      RETURN SERIES          SERIES
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           6,150,459           7,109,585          21,796,293          16,031,879
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       46,097,250  $      113,256,116  $      426,869,886  $      220,517,799
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       53,878,021  $      115,937,158  $      529,209,416  $      324,071,209
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              15,357              66,882             341,119             107,438
   Other assets.......................                  --                   2                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          53,893,378         116,004,042         529,550,535         324,178,647
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              15,357              66,882             341,119             107,438
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                  --                   2                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              15,358              66,882             341,121             107,440
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       53,878,020  $      115,937,160  $      529,209,414  $      324,071,207
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           6,236,374           6,066,538          29,151,780          15,514,328
   Minimum unit fair value #*.........  $         7.690932  $        13.151815  $        12.801966  $        14.549953
   Maximum unit fair value #*.........  $        26.322413  $        29.906274  $        22.703091  $        28.520161
   Contract liability.................  $       53,460,808  $      115,181,367  $      525,412,045  $      323,370,128

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              47,240              34,951             198,139              28,918
   Minimum unit fair value #*.........  $         8.439146  $        15.715252  $        18.049065  $        15.419785
   Maximum unit fair value #*.........  $         9.330180  $        27.013839  $        22.703091  $        28.520161
   Contract liability.................  $          417,212  $          755,793  $        3,797,369  $          701,079

                                                               MFS RESEARCH
                                           MFS RESEARCH        INTERNATIONAL
                                            BOND SERIES           SERIES
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................          49,971,877            1,776,135
                                        ==================  ===================
     Cost.............................  $      642,462,403  $        24,519,934
                                        ==================  ===================
     Market value.....................  $      671,404,631  $        23,498,272
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...             368,273                6,041
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................         671,772,904           23,504,313
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............             368,273                6,041
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                   3                    1
                                        ------------------  -------------------
   Total liabilities..................             368,276                6,042
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $      671,404,628  $        23,498,271
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          49,570,854            1,694,736
   Minimum unit fair value #*.........  $        11.076612  $         12.883306
   Maximum unit fair value #*.........  $        14.813832  $         15.306446
   Contract liability.................  $      670,756,030  $        23,438,403

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              48,192                4,211
   Minimum unit fair value #*.........  $        11.191384  $         13.987746
   Maximum unit fair value #*.........  $        14.104645  $         14.469571
   Contract liability.................  $          648,598  $            59,868

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-16

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-17

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                         BLACKROCK
                                                                                     BLACKROCK            GLOBAL
                                           MFS RESEARCH          MFS HIGH        GLOBAL ALLOCATION     OPPORTUNITIES
                                              SERIES          YIELD PORTFOLIO        V.I. FUND           V.I. FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             933,982          19,059,216             339,295              20,934
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       21,705,096  $      118,200,900  $        5,004,547  $          241,056
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       27,188,203  $      116,451,809  $        4,807,811  $          340,805
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             136,371              30,417                 143                  18
   Other assets.......................                   3                   3                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          27,324,577         116,482,229           4,807,954             340,823
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             136,371              30,417                 143                  18
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             136,371              30,417                 143                  18
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       27,188,206  $      116,451,812  $        4,807,811  $          340,805
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,446,779          10,914,598             409,520              20,621
   Minimum unit fair value #*.........  $        17.196773  $        10.418731  $        11.549686  $        13.709759
   Maximum unit fair value #*.........  $        22.534613  $        10.730506  $        12.105308  $        17.865505
   Contract liability.................  $       27,119,060  $      115,310,334  $        4,807,811  $          340,805

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               3,522             107,524                  --                  --
   Minimum unit fair value #*.........  $        19.352007  $        10.593481                  --                  --
   Maximum unit fair value #*.........  $        20.327821  $        10.714311                  --                  --
   Contract liability.................  $           69,146  $        1,141,478                  --                  --


                                             BLACKROCK           BLACKROCK         UIF CORE PLUS
                                             LARGE CAP            EQUITY           FIXED INCOME         UIF GROWTH
                                         GROWTH V.I. FUND   DIVIDEND V.I. FUND       PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              60,227             942,253              80,741              91,170
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          661,957  $        8,762,141  $          808,567  $        2,395,598
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          847,994  $       10,261,130  $          859,890  $        2,732,375
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  43                 300                  39               1,882
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             848,037          10,261,430             859,929           2,734,257
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  43                 300                  39               1,882
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  43                 301                  39               1,882
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          847,994  $       10,261,129  $          859,890  $        2,732,375
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              48,247             678,548              80,658             200,188
   Minimum unit fair value #*.........  $        14.475438  $        14.793529  $        10.525379  $        13.484988
   Maximum unit fair value #*.........  $        23.616209  $        15.505077  $        10.710012  $        13.721383
   Contract liability.................  $          785,951  $       10,244,140  $          859,890  $        2,732,375

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               3,851               1,122                  --                  --
   Minimum unit fair value #*.........  $        15.226766  $        15.135085                  --                  --
   Maximum unit fair value #*.........  $        17.977418  $        15.135085                  --                  --
   Contract liability.................  $           62,043  $           16,989                  --                  --


                                            UIF MID CAP        INVESCO V.I.
                                              GROWTH             AMERICAN
                                             PORTFOLIO          VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           1,150,663              650,840
                                        ==================  ===================
     Cost.............................  $       11,188,683  $         9,055,545
                                        ==================  ===================
     Market value.....................  $       14,440,819  $        12,854,092
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              14,033               14,312
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................          14,454,852           12,868,404
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              14,033               14,312
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................              14,033               14,312
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       14,440,819  $        12,854,092
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             882,595              713,051
   Minimum unit fair value #*.........  $        14.622370  $         15.894550
   Maximum unit fair value #*.........  $        27.433566  $         28.249892
   Contract liability.................  $       14,440,819  $        12,854,092

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-18

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-19

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                          MORGAN STANLEY         BLACKROCK          OPPENHEIMER
                                              MID CAP             CAPITAL             CAPITAL           OPPENHEIMER
                                              GROWTH           APPRECIATION        APPRECIATION           GLOBAL
                                             PORTFOLIO           V.I. FUND            FUND/VA             FUND/VA
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              14,898             973,741              39,068             405,509
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          481,969  $        8,679,161  $        1,816,794  $       11,671,801
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          594,426  $        8,724,720  $        2,512,093  $       15,859,463
   Due from Sponsor Company...........                  --                  --               9,242               2,505
   Receivable from fund shares sold...                  38                 265                  --                  --
   Other assets.......................                  --                  --                   1                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             594,464           8,724,985           2,521,336          15,861,970
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  38                 265                  --                  --
   Payable for fund shares purchased..                  --                  --               9,242               2,505
   Other liabilities..................                   1                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  39                 266               9,242               2,505
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          594,425  $        8,724,719  $        2,512,094  $       15,859,465
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              38,397             608,729             164,652           1,117,461
   Minimum unit fair value #*.........  $        14.401329  $        13.937768  $        13.552408  $        12.891896
   Maximum unit fair value #*.........  $        26.130248  $        15.042036  $        23.531956  $        21.710432
   Contract liability.................  $          594,425  $        8,724,719  $        2,512,094  $       15,859,465

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --

                                                                OPPENHEIMER
                                            OPPENHEIMER         MAIN STREET         OPPENHEIMER          PUTNAM VT
                                            MAIN STREET          SMALL CAP            EQUITY            DIVERSIFIED
                                              FUND/VA             FUND/VA           INCOME FUND         INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             110,917             845,290             240,201           7,920,294
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        2,535,677  $       14,279,735  $        2,874,672  $       54,648,198
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        3,696,875  $       22,197,304  $        3,466,095  $       55,521,261
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               8,057              20,532                 503                 304
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           3,704,932          22,217,836           3,466,598          55,521,565
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               8,057              20,532                 503                 304
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                   2                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               8,058              20,534                 504                 304
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        3,696,874  $       22,197,302  $        3,466,094  $       55,521,261
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             234,265           1,144,477             244,000           4,105,734
   Minimum unit fair value #*.........  $        14.439781  $        17.510510  $        12.839186  $        12.396636
   Maximum unit fair value #*.........  $        22.665467  $        29.823070  $        20.792015  $        19.404991
   Contract liability.................  $        3,696,874  $       22,197,302  $        3,466,094  $       55,394,476

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --               9,390
   Minimum unit fair value #*.........                  --                  --                  --  $        13.502206
   Maximum unit fair value #*.........                  --                  --                  --  $        13.502206
   Contract liability.................                  --                  --                  --  $          126,785


                                             PUTNAM VT           PUTNAM VT
                                           GLOBAL ASSET        INTERNATIONAL
                                          ALLOCATION FUND       VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             238,608               96,509
                                        ==================  ===================
     Cost.............................  $        3,402,335  $           894,876
                                        ==================  ===================
     Market value.....................  $        4,617,068  $           953,508
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                 347                   45
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................           4,617,415              953,553
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 347                   45
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                 347                   45
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        4,617,068  $           953,508
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             313,204              107,506
   Minimum unit fair value #*.........  $        13.891662  $          8.059720
   Maximum unit fair value #*.........  $        20.984879  $         14.686660
   Contract liability.................  $        4,617,068  $           953,508

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-20

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-21

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                             PUTNAM VT                               PUTNAM VT
                                           INTERNATIONAL         PUTNAM VT           SMALL CAP           PUTNAM VT
                                            EQUITY FUND       INVESTORS FUND        VALUE FUND         VOYAGER FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              94,229              26,508             139,464             191,401
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,159,796  $          374,232  $        2,213,329  $        7,563,607
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        1,243,820  $          458,592  $        2,305,345  $       10,534,688
   Due from Sponsor Company...........              10,317                  --                  --                  --
   Receivable from fund shares sold...                  --                  11                 383                 274
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           1,254,137             458,603           2,305,728          10,534,962
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                  11                 383                 274
   Payable for fund shares purchased..              10,317                  --                  --                  --
   Other liabilities..................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              10,317                  11                 383                 275
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        1,243,820  $          458,592  $        2,305,345  $       10,534,687
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             125,444              20,939             140,952             577,823
   Minimum unit fair value #*.........  $         8.797117  $        18.773146  $        15.106103  $        15.408338
   Maximum unit fair value #*.........  $        15.435255  $        24.730592  $        24.979101  $        22.342034
   Contract liability.................  $        1,191,940  $          458,592  $        2,302,081  $       10,534,687

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               5,545                  --                 205                  --
   Minimum unit fair value #*.........  $         9.355678                  --  $        15.955592                  --
   Maximum unit fair value #*.........  $         9.355678                  --  $        15.955592                  --
   Contract liability.................  $           51,880                  --  $            3,264                  --

                                                                                                       PIMCO GLOBAL
                                                                                                        MULTI-ASSET
                                             PUTNAM VT                                                    MANAGED
                                              EQUITY               PIMCO             PIMCO EQS          ALLOCATION
                                            INCOME FUND       ALL ASSET FUND      PATHFINDER FUND        PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT (17)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              90,087             168,836             606,008              67,274
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,484,176  $        1,891,620  $        6,644,258  $          843,404
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        2,034,168  $        1,767,708  $        7,508,439  $          781,047
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  41                  58                 227                  29
   Other assets.......................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           2,034,209           1,767,767           7,508,666             781,076
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  41                  58                 227                  29
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  41                  58                 227                  29
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        2,034,168  $        1,767,709  $        7,508,439  $          781,047
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              90,508             158,736             623,021              80,259
   Minimum unit fair value #*.........  $        18.657115  $        11.037121  $        11.850853  $         9.692213
   Maximum unit fair value #*.........  $        23.807401  $        11.567924  $        12.323864  $        10.079179
   Contract liability.................  $        2,034,168  $        1,767,709  $        7,508,439  $          781,047

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --



                                          JENNISON 20/20
                                               FOCUS             JENNISON
                                             PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              26,018                1,043
                                        ==================  ===================
     Cost.............................  $          309,630  $            36,077
                                        ==================  ===================
     Market value.....................  $          559,117  $            41,523
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                  30                    3
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................             559,147               41,526
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  30                    3
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                  30                    3
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          559,117  $            41,523
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             224,046               28,559
   Minimum unit fair value #*.........  $         1.867482  $          1.453924
   Maximum unit fair value #*.........  $        21.432385  $          1.453924
   Contract liability.................  $          559,117  $            41,523

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(17)  Formerly PIMCO Global Multi-Asset Fund. Change effective April 30,
      2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-22

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-23

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                            PRUDENTIAL         INVESCO V.I.                            INVESCO V.I.
                                               VALUE            GROWTH AND         INVESCO V.I.          AMERICAN
                                             PORTFOLIO          INCOME FUND        COMSTOCK FUND      FRANCHISE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              14,306           1,462,390             111,540           1,084,629
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          267,071  $       25,702,933  $        1,597,464  $       43,666,418
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          378,403  $       36,691,356  $        2,128,190  $       59,476,695
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  19              10,980                 127              57,461
   Other assets.......................                   1                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             378,423          36,702,336           2,128,317          59,534,156
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  19              10,980                 127              57,461
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   2                  --                   4
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  19              10,982                 127              57,465
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          378,404  $       36,691,354  $        2,128,190  $       59,476,691
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             187,205           2,179,825              90,401           3,967,205
   Minimum unit fair value #*.........  $         1.739155  $        14.279918  $        21.711063  $        13.928857
   Maximum unit fair value #*.........  $        22.210273  $        24.326376  $        24.467663  $        15.600423
   Contract liability.................  $          378,404  $       36,636,871  $        2,128,190  $       59,250,185

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --               3,420                  --              14,903
   Minimum unit fair value #*.........                  --  $        15.928552                  --  $        15.105917
   Maximum unit fair value #*.........                  --  $        15.928552                  --  $        15.541430
   Contract liability.................                  --  $           54,483                  --  $          226,506

                                                                WELLS FARGO         WELLS FARGO         WELLS FARGO
                                           INVESCO V.I.        ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT
                                              MID CAP           INDEX ASSET        TOTAL RETURN          INTRINSIC
                                            GROWTH FUND       ALLOCATION FUND        BOND FUND          VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           1,853,072              41,851             342,289             102,653
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        8,963,886  $          570,390  $        3,543,305  $        1,567,989
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       10,699,017  $          771,323  $        3,597,453  $        2,120,817
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               1,565                  45                 617                 507
   Other assets.......................                  --                  --                  15                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          10,700,582             771,368           3,598,085           2,121,324
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               1,565                  45                 617                 507
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               1,565                  45                 617                 507
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       10,699,017  $          771,323  $        3,597,468  $        2,120,817
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             759,989             306,834           1,902,043           1,009,928
   Minimum unit fair value #*.........  $        13.620307  $         1.744947  $         1.427634  $         1.598315
   Maximum unit fair value #*.........  $        14.442874  $        20.013062  $        12.970400  $        20.036182
   Contract liability.................  $       10,657,350  $          771,323  $        3,574,263  $        2,120,817

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               2,934                  --              14,757                  --
   Minimum unit fair value #*.........  $        14.119112                  --  $         1.572505                  --
   Maximum unit fair value #*.........  $        14.239658                  --  $         1.572505                  --
   Contract liability.................  $           41,667                  --  $           23,205                  --

                                            WELLS FARGO         WELLS FARGO
                                           ADVANTAGE VT        ADVANTAGE VT
                                           INTERNATIONAL         SMALL CAP
                                            EQUITY FUND         GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             142,928              193,849
                                        ==================  ===================
     Cost.............................  $          697,091  $         1,720,568
                                        ==================  ===================
     Market value.....................  $          707,492  $         1,930,733
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                  38                  292
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................             707,530            1,931,025
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  38                  292
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                    1
                                        ------------------  -------------------
   Total liabilities..................                  38                  293
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          707,492  $         1,930,732
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              56,241              717,708
   Minimum unit fair value #*.........  $        12.260820  $          2.146673
   Maximum unit fair value #*.........  $        12.915291  $         27.913247
   Contract liability.................  $          707,492  $         1,929,415

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  557
   Minimum unit fair value #*.........                  --  $          2.364441
   Maximum unit fair value #*.........                  --  $          2.364441
   Contract liability.................                  --  $             1,317

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-24

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-25

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                WELLS FARGO
                                            WELLS FARGO        ADVANTAGE VT         WELLS FARGO          HIMCO VIT
                                           ADVANTAGE VT          SMALL CAP         ADVANTAGE VT         INDEX FUND
                                          DISCOVERY FUND        VALUE FUND       OPPORTUNITY FUND       SUB-ACCOUNT
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          (18)(19)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              41,210              19,771               9,356             884,926
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          925,326  $          231,899  $          184,759  $       33,123,284
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        1,265,555  $          220,452  $          270,025  $       36,158,080
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  69                  12                  14               1,837
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           1,265,624             220,464             270,039          36,159,917
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  69                  12                  14               1,837
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  69                  12                  14               1,838
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        1,265,555  $          220,452  $          270,025  $       36,158,079
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              50,510              12,713              14,061           1,816,005
   Minimum unit fair value #*.........  $        23.265550  $        14.981283  $        18.027148  $        16.757723
   Maximum unit fair value #*.........  $        29.205800  $        21.545639  $        26.270188  $        23.980581
   Contract liability.................  $        1,262,132  $          219,554  $          270,025  $       36,158,079

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                 140                  57                  --                  --
   Minimum unit fair value #*.........  $        24.407338  $        15.716602                  --                  --
   Maximum unit fair value #*.........  $        24.407338  $        15.716602                  --                  --
   Contract liability.................  $            3,423  $              898                  --                  --

                                                                                     HIMCO VIT
                                                                 HIMCO VIT        AMERICAN FUNDS
                                             HIMCO VIT        AMERICAN FUNDS         BLUE CHIP           HIMCO VIT
                                             PORTFOLIO       ASSET ALLOCATION       INCOME AND        AMERICAN FUNDS
                                         DIVERSIFIER FUND          FUND             GROWTH FUND          BOND FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                             (19)(20)            (19)(21)            (19)(22)            (19)(23)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          38,885,058           4,451,988           3,490,828          16,083,384
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      315,072,610  $       38,639,269  $       36,521,958  $      154,232,545
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      307,580,805  $       40,602,131  $       39,271,818  $      154,400,487
   Due from Sponsor Company...........              40,340                  --                  --                  --
   Receivable from fund shares sold...                  --               1,922               5,589              32,991
   Other assets.......................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         307,621,145          40,604,054          39,277,407         154,433,478
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --               1,922               5,589              32,991
   Payable for fund shares purchased..              40,340                  --                  --                  --
   Other liabilities..................                  11                  --                   1                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              40,351               1,922               5,590              32,993
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      307,580,794  $       40,602,132  $       39,271,817  $      154,400,485
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          39,550,929           2,767,892           2,407,238          13,941,902
   Minimum unit fair value #*.........  $         7.646781  $        13.049525  $        13.963872  $        10.314807
   Maximum unit fair value #*.........  $         7.982319  $        19.764341  $        23.385569  $        12.846833
   Contract liability.................  $      307,580,794  $       40,600,778  $       39,271,817  $      154,334,175

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  96                  --               5,914
   Minimum unit fair value #*.........                  --  $        14.136950                  --  $        11.211518
   Maximum unit fair value #*.........                  --  $        14.136950                  --  $        11.211518
   Contract liability.................                  --  $            1,354                  --  $           66,310

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(18) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(19)  Funded as of October 17, 2014.

(20) Effective October 20, 2014 Hartford Portfolio Diversifier HLS Fund merged with HIMCO VIT Portfolio Diversifier Fund.

(21) Effective October 20, 2014 American Funds Asset Allocation HLS Fund merged with HIMCO VIT American Funds Asset Allocation Fund.

(22) Effective October 20, 2014 American Funds Blue Chip Income and Growth HLS Fund merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund.

(23) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-26

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-27

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                 HIMCO VIT           HIMCO VIT           HIMCO VIT
                                             HIMCO VIT        AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS
                                          AMERICAN FUNDS     GLOBAL GROWTH AND     GLOBAL GROWTH       GLOBAL SMALL
                                         GLOBAL BOND FUND       INCOME FUND            FUND         CAPITALIZATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                             (19)(24)            (19)(25)            (19)(26)            (19)(27)
                                        ------------------  ------------------  ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           1,328,023           5,301,045           2,384,785           5,308,922
                                        ==================  ==================  ==================  ===================
     Cost.............................  $       12,237,248  $       34,939,495  $       16,406,922  $       38,088,635
                                        ==================  ==================  ==================  ===================
     Market value.....................  $       11,925,643  $       37,160,327  $       17,528,172  $       40,560,162
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 758               4,655               3,256               7,990
   Other assets.......................                   1                  --                   1                   1
                                        ------------------  ------------------  ------------------  -------------------
   Total assets.......................          11,926,402          37,164,982          17,531,429          40,568,153
                                        ------------------  ------------------  ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 758               4,655               3,256               7,990
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  -------------------
   Total liabilities..................                 758               4,655               3,256               7,990
                                        ------------------  ------------------  ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       11,925,644  $       37,160,327  $       17,528,173  $       40,560,163
                                        ==================  ==================  ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,082,486           2,866,702           1,221,885           3,433,297
   Minimum unit fair value #*.........  $         9.911657  $        11.431431  $        12.518174  $        10.461841
   Maximum unit fair value #*.........  $        12.129864  $        21.439384  $        22.361671  $        23.505129
   Contract liability.................  $       11,925,644  $       37,158,759  $       17,528,173  $       40,529,483

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                 127                  --               2,698
   Minimum unit fair value #*.........                  --  $        12.384164                  --  $        11.371736
   Maximum unit fair value #*.........                  --  $        12.384164                  --  $        11.371736
   Contract liability.................                  --  $            1,568                  --  $           30,680

                                                                 HIMCO VIT
                                             HIMCO VIT        AMERICAN FUNDS         HIMCO VIT           HIMCO VIT
                                          AMERICAN FUNDS       GROWTH-INCOME      AMERICAN FUNDS      AMERICAN FUNDS
                                            GROWTH FUND            FUND         INTERNATIONAL FUND    NEW WORLD FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                             (19)(28)            (19)(29)            (19)(30)            (19)(31)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          24,790,307          13,689,077          17,943,597           3,823,063
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      217,581,063  $      128,368,496  $      136,807,985  $       22,140,196
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      236,251,623  $      138,122,784  $      140,857,235  $       21,600,303
   Due from Sponsor Company...........                  --                  --                  --               6,066
   Receivable from fund shares sold...              78,740              21,163              80,467                  --
   Other assets.......................                   2                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         236,330,365         138,143,947         140,937,702          21,606,369
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              78,740              21,163              80,467                  --
   Payable for fund shares purchased..                  --                  --                  --               6,066
   Other liabilities..................                  --                   1                   2                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              78,740              21,164              80,469               6,066
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      236,251,625  $      138,122,783  $      140,857,233  $       21,600,303
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          16,063,832           8,949,873          13,404,798           2,050,425
   Minimum unit fair value #*.........  $        12.905504  $        13.475163  $         9.340775  $         9.153138
   Maximum unit fair value #*.........  $        24.493289  $        23.012814  $        17.827265  $        17.278782
   Contract liability.................  $      236,159,499  $      137,857,878  $      140,815,805  $       21,600,303

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               6,569              18,086               4,081                  --
   Minimum unit fair value #*.........  $        13.658465  $        14.646944  $         9.885849                  --
   Maximum unit fair value #*.........  $        14.027844  $        14.646944  $        10.153224                  --
   Contract liability.................  $           92,126  $          264,905  $           41,428                  --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(19)  Funded as of October 17, 2014.

(24) Effective October 20, 2014 American Funds Global Bond HLS Fund merged with HIMCO VIT American Funds Global Bond Fund.

(25) Effective October 20, 2014 American Funds Global Growth and Income HLS Fund merged with HIMCO VIT American Funds Global Growth and Income Fund.

(26) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(27) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(28) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(29) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(30) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(31) Effective October 20, 2014 American Funds New World HLS Fund merged with HIMCO VIT American Funds New World Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-28

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-29

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                          AMERICAN CENTURY     AMERICAN CENTURY
                                                                            VP VALUE FUND       VP GROWTH FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         128,442   $            5,347
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (87,487)             (28,404)
                                                                         -------------------  -------------------
     Total expenses....................................................             (87,487)             (28,404)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              40,955              (23,057)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             520,433              112,430
   Net realized gain distributions.....................................                  --              284,208
   Change in unrealized appreciation (depreciation) during the period..             497,898             (134,764)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,018,331              261,874
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $       1,059,286   $          238,817
                                                                         ===================  ===================

                                                                          ALLIANCEBERNSTEIN
                                                                            VPS BALANCED      ALLIANCEBERNSTEIN
                                                                           WEALTH STRATEGY    VPS INTERNATIONAL
                                                                              PORTFOLIO        VALUE PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          591,658   $         774,180
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  --                  --
   Mortality and expense risk charges..................................            (391,105)           (380,890)
                                                                         -------------------  ------------------
     Total expenses....................................................            (391,105)           (380,890)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................             200,553             393,290
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           2,114,444             814,724
   Net realized gain distributions.....................................           3,783,774                  --
   Change in unrealized appreciation (depreciation) during the period..          (4,653,319)         (2,946,670)
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................           1,244,899          (2,131,946)
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $        1,445,452   $      (1,738,656)
                                                                         ===================  ==================


                                                                          ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                                                          VPS SMALL/MID CAP        VPS VALUE
                                                                           VALUE PORTFOLIO         PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           80,801    $          24,762
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................            (248,523)             (26,403)
                                                                         -------------------  -------------------
     Total expenses....................................................            (248,523)             (26,403)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (167,722)              (1,641)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           1,655,070              135,315
   Net realized gain distributions.....................................           1,993,193                   --
   Change in unrealized appreciation (depreciation) during the period..          (2,267,938)             (12,831)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,380,325              122,484
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        1,212,603    $         120,843
                                                                         ===================  ===================


                                                                          ALLIANCEBERNSTEIN   INVESCO V.I. VALUE
                                                                          VPS INTERNATIONAL      OPPORTUNITIES
                                                                          GROWTH PORTFOLIO           FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               --    $         866,741
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --              (85,302)
   Mortality and expense risk charges..................................             (77,203)          (1,137,051)
                                                                         -------------------  -------------------
     Total expenses....................................................             (77,203)          (1,222,353)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (77,203)            (355,612)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             134,520            1,487,378
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..            (171,940)           1,580,154
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             (37,420)           3,067,532
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         (114,623)   $       2,711,920
                                                                         ===================  ===================


                                                                                                 INVESCO V.I.
                                                                          INVESCO V.I. CORE       GOVERNMENT
                                                                             EQUITY FUND        SECURITIES FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $        1,403,595    $       9,744,599
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (286,398)            (438,889)
   Mortality and expense risk charges..................................          (2,818,753)          (5,638,592)
                                                                         -------------------  -------------------
     Total expenses....................................................          (3,105,151)          (6,077,481)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................          (1,701,556)           3,667,118
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          15,624,662           (3,725,101)
   Net realized gain distributions.....................................             792,636                   --
   Change in unrealized appreciation (depreciation) during the period..          (4,250,757)           7,168,587
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................          12,166,541            3,443,486
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $       10,464,985    $       7,110,604
                                                                         ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-30

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-31

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                            INVESCO V.I.         INVESCO V.I.
                                                                            INTERNATIONAL        MID CAP CORE
                                                                             GROWTH FUND          EQUITY FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $       2,521,074   $           59,759
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (169,891)            (217,184)
   Mortality and expense risk charges..................................          (2,649,732)          (2,804,754)
                                                                         -------------------  -------------------
     Total expenses....................................................          (2,819,623)          (3,021,938)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (298,549)          (2,962,179)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          13,731,063            8,799,819
   Net realized gain distributions.....................................                  --           17,366,669
   Change in unrealized appreciation (depreciation) during the period..         (14,824,511)         (18,831,584)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................          (1,093,448)           7,334,904
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $      (1,391,997)  $        4,372,725
                                                                         ===================  ===================


                                                                            INVESCO V.I.         INVESCO V.I.        INVESCO V.I.
                                                                              SMALL CAP          BALANCED RISK        DIVERSIFIED
                                                                             EQUITY FUND        ALLOCATION FUND      DIVIDEND FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               --   $              --   $           4,535
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................              (8,737)                 --                  --
   Mortality and expense risk charges..................................          (1,863,928)           (249,632)             (4,989)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................          (1,872,665)           (249,632)             (4,989)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................          (1,872,665)           (249,632)               (454)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          13,116,331             611,988              14,110
   Net realized gain distributions.....................................           8,953,921             839,392                  --
   Change in unrealized appreciation (depreciation) during the period..         (20,534,121)           (428,046)             13,023
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................           1,536,131           1,023,334              27,133
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         (336,534)  $         773,702   $          26,679
                                                                         ===================  ==================  ==================


                                                                            INVESCO V.I.      AMERICAN CENTURY    AMERICAN FUNDS
                                                                                MONEY            VP MID CAP           GLOBAL
                                                                             MARKET FUND         VALUE FUND          BOND FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          18,040   $           8,101   $       1,496,860
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................         (2,369,659)             (6,973)         (2,334,769)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (2,369,659)             (6,973)         (2,334,769)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................         (2,351,619)              1,128            (837,909)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 (1)             22,057           2,647,687
   Net realized gain distributions.....................................                 --              31,609           1,156,641
   Change in unrealized appreciation (depreciation) during the period..                 --              45,842          (2,823,386)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................                 (1)             99,508             980,942
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      (2,351,620)  $         100,636   $         143,033
                                                                         ==================  ==================  ==================

                                                                          AMERICAN FUNDS
                                                                              GLOBAL          AMERICAN FUNDS
                                                                            GROWTH AND             ASSET
                                                                            INCOME FUND       ALLOCATION FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       8,106,994   $      11,878,559
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --          (1,383,165)
   Mortality and expense risk charges..................................         (4,157,188)        (13,678,458)
                                                                         ------------------  ------------------
     Total expenses....................................................         (4,157,188)        (15,061,623)
                                                                         ------------------  ------------------
     Net investment income (loss)......................................          3,949,806          (3,183,064)
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         11,391,844          66,255,713
   Net realized gain distributions.....................................                 --          42,180,431
   Change in unrealized appreciation (depreciation) during the period..         (5,563,718)        (75,911,588)
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................          5,828,126          32,524,556
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       9,777,932   $      29,341,492
                                                                         ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-32

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-33

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                          AMERICAN FUNDS
                                                                             BLUE CHIP                            AMERICAN FUNDS
                                                                            INCOME AND         AMERICAN FUNDS         GLOBAL
                                                                            GROWTH FUND           BOND FUND         GROWTH FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $      15,671,311    $     15,319,067   $       3,150,567
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (737,403)         (1,443,938)           (461,143)
   Mortality and expense risk charges..................................         (8,561,232)        (12,296,388)         (4,568,628)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (9,298,635)        (13,740,326)         (5,029,771)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................          6,372,676           1,578,741          (1,879,204)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         45,141,005           2,474,561          29,290,820
   Net realized gain distributions.....................................                 --             313,469          28,645,355
   Change in unrealized appreciation (depreciation) during the period..         14,112,844          27,001,270         (55,213,852)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         59,253,849          29,789,300           2,722,323
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      65,626,525    $     31,368,041   $         843,119
                                                                         ==================  ==================  ==================


                                                                                               AMERICAN FUNDS
                                                                          AMERICAN FUNDS        GROWTH-INCOME      AMERICAN FUNDS
                                                                            GROWTH FUND             FUND         INTERNATIONAL FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $      12,077,099   $      21,048,388    $      5,760,851
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................         (2,626,847)         (2,803,632)           (735,751)
   Mortality and expense risk charges..................................        (26,884,308)        (27,623,015)         (7,039,495)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................        (29,511,155)        (30,426,647)         (7,775,246)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................        (17,434,056)         (9,378,259)         (2,014,395)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................        151,293,563         160,153,326          24,746,694
   Net realized gain distributions.....................................         81,208,627          85,447,722                  --
   Change in unrealized appreciation (depreciation) during the period..       (112,239,735)        (90,526,805)        (41,051,722)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................        120,262,455         155,074,243         (16,305,028)
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $     102,828,399   $     145,695,984    $     (18,319,423)
                                                                         ==================  ==================  ===================

                                                                                                                     WELLS FARGO
                                                                                               AMERICAN FUNDS       ADVANTAGE VT
                                                                          AMERICAN FUNDS        GLOBAL SMALL            OMEGA
                                                                          NEW WORLD FUND     CAPITALIZATION FUND     GROWTH FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,594,505    $        224,290    $              --
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (278,871)           (331,169)                  --
   Mortality and expense risk charges..................................         (2,886,361)         (3,222,882)             (20,948)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................         (3,165,232)         (3,554,051)             (20,948)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................         (1,570,727)         (3,329,761)             (20,948)
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         15,047,141          20,163,105              171,759
   Net realized gain distributions.....................................         17,554,685             915,901              208,585
   Change in unrealized appreciation (depreciation) during the period..        (46,861,791)        (16,532,034)            (345,520)
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................        (14,259,965)          4,546,972               34,824
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $     (15,830,692)   $      1,217,211    $          13,876
                                                                         ==================  ===================  ==================


                                                                           FIDELITY VIP
                                                                              GROWTH
                                                                             PORTFOLIO
                                                                            SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................           (116,972)
                                                                         ------------------
     Total expenses....................................................           (116,972)
                                                                         ------------------
     Net investment income (loss)......................................           (116,972)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            741,826
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..            (73,801)
                                                                         ------------------
     Net gain (loss) on investments....................................            668,025
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $         551,053
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-34

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-35

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                            FIDELITY VIP
                                                                             CONTRAFUND          FIDELITY VIP
                                                                              PORTFOLIO        MID CAP PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          613,998   $           12,097
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................          (1,259,212)          (1,069,899)
                                                                         -------------------  -------------------
     Total expenses....................................................          (1,259,212)          (1,069,899)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (645,214)          (1,057,802)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           9,570,215            6,339,147
   Net realized gain distributions.....................................           1,709,607            1,690,910
   Change in unrealized appreciation (depreciation) during the period..          (2,030,076)          (3,891,185)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           9,249,746            4,138,872
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        8,604,532   $        3,081,070
                                                                         ===================  ===================

                                                                                                  FIDELITY VIP
                                                                             FIDELITY VIP        DYNAMIC CAPITAL
                                                                           VALUE STRATEGIES       APPRECIATION
                                                                               PORTFOLIO            PORTFOLIO
                                                                              SUB-ACCOUNT          SUB-ACCOUNT
                                                                         --------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           36,441   $            9,093
                                                                         --------------------  -------------------

EXPENSES:
   Administrative charges..............................................                   --                   --
   Mortality and expense risk charges..................................              (85,531)             (66,510)
                                                                         --------------------  -------------------
     Total expenses....................................................              (85,531)             (66,510)
                                                                         --------------------  -------------------
     Net investment income (loss)......................................              (49,090)             (57,417)
                                                                         --------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              612,005              292,741
   Net realized gain distributions.....................................                   --              155,496
   Change in unrealized appreciation (depreciation) during the period..             (331,462)             (71,953)
                                                                         --------------------  -------------------
     Net gain (loss) on investments....................................              280,543              376,284
                                                                         --------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $          231,453   $          318,867
                                                                         ====================  ===================


                                                                            FIDELITY VIP        FRANKLIN RISING
                                                                          STRATEGIC INCOME       DIVIDENDS VIP
                                                                              PORTFOLIO              FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT (1)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           38,436    $       7,521,049
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --             (790,511)
   Mortality and expense risk charges..................................             (12,196)          (9,139,582)
                                                                         -------------------  -------------------
     Total expenses....................................................             (12,196)          (9,930,093)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              26,240           (2,409,044)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 856           52,186,453
   Net realized gain distributions.....................................              15,397           11,070,482
   Change in unrealized appreciation (depreciation) during the period..             (10,465)         (25,448,552)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................               5,788           37,808,383
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           32,028    $       35,399,339
                                                                         ===================  ===================


                                                                                                   FRANKLIN
                                                                           FRANKLIN INCOME         LARGE CAP
                                                                              VIP FUND          GROWTH VIP FUND
                                                                           SUB-ACCOUNT (2)      SUB-ACCOUNT (3)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       56,478,434   $          855,878
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................          (1,477,769)            (115,725)
   Mortality and expense risk charges..................................         (18,628,579)          (1,407,152)
                                                                         -------------------  -------------------
     Total expenses....................................................         (20,106,348)          (1,522,877)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................          36,372,086             (666,999)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          34,569,019            8,266,618
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..         (32,929,081)             128,781
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,639,938            8,395,399
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $       38,012,024   $        7,728,400
                                                                         ===================  ===================


                                                                           FRANKLIN GLOBAL         FRANKLIN
                                                                             REAL ESTATE         SMALL-MID CAP
                                                                              VIP FUND          GROWTH VIP FUND
                                                                           SUB-ACCOUNT (4)      SUB-ACCOUNT (5)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          32,834   $               --
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (11,784)            (321,647)
   Mortality and expense risk charges..................................            (106,741)          (3,633,301)
                                                                         -------------------  -------------------
     Total expenses....................................................            (118,525)          (3,954,948)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (85,691)          (3,954,948)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            (151,596)          12,932,312
   Net realized gain distributions.....................................                  --           42,626,232
   Change in unrealized appreciation (depreciation) during the period..           1,139,053          (40,728,435)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             987,457           14,830,109
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         901,766   $       10,875,161
                                                                         ===================  ===================

(1) Formerly Franklin Rising Dividends Securities Fund. Change effective May 1, 2014.

(2)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Large Cap Growth Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Global Real Estate Securities Fund. Change effective May 1, 2014.

(5) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-36

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-37

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                             FRANKLIN             FRANKLIN
                                                                          SMALL CAP VALUE     STRATEGIC INCOME
                                                                             VIP FUND             VIP FUND
                                                                          SUB-ACCOUNT (6)      SUB-ACCOUNT (7)
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         434,467   $       30,656,684
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                 --             (621,245)
   Mortality and expense risk charges..................................         (1,239,661)          (8,475,006)
                                                                         ------------------  -------------------
     Total expenses....................................................         (1,239,661)          (9,096,251)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................           (805,194)          21,560,433
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          7,374,962            3,622,386
   Net realized gain distributions.....................................          5,635,146            9,946,697
   Change in unrealized appreciation (depreciation) during the period..        (13,082,690)         (31,976,869)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................            (72,582)         (18,407,786)
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        (877,776)  $        3,152,647
                                                                         ==================  ===================


                                                                              FRANKLIN             TEMPLETON
                                                                            MUTUAL SHARES         DEVELOPING
                                                                              VIP FUND         MARKETS VIP FUND
                                                                           SUB-ACCOUNT (8)      SUB-ACCOUNT (9)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       15,174,780    $       1,321,678
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................          (1,091,154)            (107,828)
   Mortality and expense risk charges..................................         (12,544,883)          (1,337,669)
                                                                         -------------------  -------------------
     Total expenses....................................................         (13,636,037)          (1,445,497)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................           1,538,743             (123,819)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          67,997,139            2,332,999
   Net realized gain distributions.....................................           3,988,846                   --
   Change in unrealized appreciation (depreciation) during the period..         (30,519,763)          (9,684,621)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................          41,466,222           (7,351,622)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $       43,004,965    $      (7,475,441)
                                                                         ===================  ===================



                                                                             TEMPLETON            TEMPLETON
                                                                         FOREIGN VIP FUND      GROWTH VIP FUND
                                                                         SUB-ACCOUNT (10)     SUB-ACCOUNT (11)
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       5,713,999   $        4,560,425
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................           (417,945)            (470,593)
   Mortality and expense risk charges..................................         (4,941,772)          (5,381,652)
                                                                         ------------------  -------------------
     Total expenses....................................................         (5,359,717)          (5,852,245)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................            354,282           (1,291,820)
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         15,197,438           22,571,880
   Net realized gain distributions.....................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period..        (52,823,186)         (34,203,348)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................        (37,625,748)         (11,631,468)
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $     (37,271,466)  $      (12,923,288)
                                                                         ==================  ===================

                                                                              FRANKLIN
                                                                            MUTUAL GLOBAL          FRANKLIN
                                                                              DISCOVERY         FLEX CAP GROWTH
                                                                              VIP FUND             VIP FUND
                                                                          SUB-ACCOUNT (12)     SUB-ACCOUNT (13)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $        6,998,134    $              --
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (422,505)             (62,635)
   Mortality and expense risk charges..................................          (5,526,887)            (668,299)
                                                                         -------------------  -------------------
     Total expenses....................................................          (5,949,392)            (730,934)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................           1,048,742             (730,934)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          17,538,106            3,511,098
   Net realized gain distributions.....................................          21,827,039            5,710,781
   Change in unrealized appreciation (depreciation) during the period..         (26,527,701)          (7,190,876)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................          12,837,444            2,031,003
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $       13,886,186    $       1,300,069
                                                                         ===================  ===================

                                                                              FRANKLIN
                                                                           LARGE CAP VALUE        TEMPLETON
                                                                              VIP FUND           GLOBAL BOND
                                                                             SUB-ACCOUNT          VIP FUND
                                                                              (14)(15)        SUB-ACCOUNT (16)
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         452,441   $        4,301,464
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (34,587)                  --
   Mortality and expense risk charges..................................           (320,592)          (1,275,692)
                                                                         ------------------  -------------------
     Total expenses....................................................           (355,179)          (1,275,692)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................             97,262            3,025,772
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (672,529)             940,338
   Net realized gain distributions.....................................          7,102,150                   --
   Change in unrealized appreciation (depreciation) during the period..         (5,948,692)          (3,544,867)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................            480,929           (2,604,529)
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         578,191   $          421,243
                                                                         ==================  ===================

(6) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(7) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(8)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.

(9) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(10)  Formerly Templeton Foreign Securities Fund. Change effective May 1,
      2014.

(11)  Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(12) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.

(13) Formerly Franklin Flex Cap Growth Securities Fund. Change effective May 1, 2014.

(14) Formerly Franklin Large Cap Value Securities Fund. Change effective May 1, 2014.

(15) Effective November 7, 2014 Franklin Large Cap Value VIP Fund was liquidated.

(16)  Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-38

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-39

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                 HARTFORD             HARTFORD
                                                                              HARTFORD             TOTAL               CAPITAL
                                                                              BALANCED          RETURN BOND         APPRECIATION
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         333,146   $      20,299,684   $       4,524,495
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................           (304,860)         (9,478,590)         (8,069,935)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (304,860)         (9,478,590)         (8,069,935)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             28,286          10,821,094          (3,545,440)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,804,066          19,095,584          85,979,909
   Net realized gain distributions.....................................                 --                  --          74,426,250
   Change in unrealized appreciation (depreciation) during the period..           (228,586)          1,220,031        (123,169,179)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          1,575,480          20,315,615          37,236,980
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,603,766   $      31,136,709   $      33,691,540
                                                                         ==================  ==================  ==================

                                                                              HARTFORD
                                                                              DIVIDEND           HARTFORD             HARTFORD
                                                                             AND GROWTH       GLOBAL RESEARCH       GLOBAL GROWTH
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                             SUB-ACCOUNT     SUB-ACCOUNT (17)     SUB-ACCOUNT (17)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $      6,914,265   $          18,031    $         15,586
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................         (5,874,725)             (7,508)            (42,654)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (5,874,725)             (7,508)            (42,654)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................          1,039,540              10,523             (27,068)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         59,616,616             293,479             288,261
   Net realized gain distributions.....................................         47,152,886              42,838                  --
   Change in unrealized appreciation (depreciation) during the period..        (61,073,933)           (271,901)           (112,710)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         45,695,569              64,416             175,551
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $     46,735,109   $          74,939    $        148,483
                                                                         ==================  ==================  ==================

                                                                             HARTFORD                                HARTFORD
                                                                            DISCIPLINED           HARTFORD            GROWTH
                                                                              EQUITY               GROWTH          OPPORTUNITIES
                                                                             HLS FUND             HLS FUND           HLS FUND
                                                                            SUB-ACCOUNT       SUB-ACCOUNT (18)   SUB-ACCOUNT (18)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         636,324   $          14,889   $         255,384
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................         (1,559,513)            (95,712)         (2,225,042)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (1,559,513)            (95,712)         (2,225,042)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (923,189)            (80,823)         (1,969,658)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         18,995,707           3,773,356          24,876,679
   Net realized gain distributions.....................................            897,758           5,302,598          24,386,857
   Change in unrealized appreciation (depreciation) during the period..         (5,178,694)         (8,432,218)        (29,441,612)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         14,714,771             643,736          19,821,924
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      13,791,582   $         562,913   $      17,852,266
                                                                         ==================  ==================  ==================


                                                                              HARTFORD
                                                                             HIGH YIELD
                                                                              HLS FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       3,182,149
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................           (661,824)
                                                                         ------------------
     Total expenses....................................................           (661,824)
                                                                         ------------------
     Net investment income (loss)......................................          2,520,325
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,050,217
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..         (2,866,435)
                                                                         ------------------
     Net gain (loss) on investments....................................         (1,816,218)
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $         704,107
                                                                         ==================

(17) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(18) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-40

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-41

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                 HARTFORD           HARTFORD
                                                                              HARTFORD         INTERNATIONAL      SMALL/MID CAP
                                                                                INDEX          OPPORTUNITIES         EQUITY
                                                                              HLS FUND           HLS FUND           HLS FUND
                                                                          SUB-ACCOUNT (19)      SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  -----------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         428,375   $        982,608   $         115,923
                                                                         ------------------  -----------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                 --                  --
   Mortality and expense risk charges..................................           (302,022)          (683,100)           (126,273)
                                                                         ------------------  -----------------  ------------------
     Total expenses....................................................           (302,022)          (683,100)           (126,273)
                                                                         ------------------  -----------------  ------------------
     Net investment income (loss)......................................            126,353            299,508             (10,350)
                                                                         ------------------  -----------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          6,376,594          2,972,596             598,993
   Net realized gain distributions.....................................          1,521,864                 --           1,407,680
   Change in unrealized appreciation (depreciation) during the period..         (7,138,851)        (5,515,932)         (1,757,083)
                                                                         ------------------  -----------------  ------------------
     Net gain (loss) on investments....................................            759,607         (2,543,336)            249,590
                                                                         ------------------  -----------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         885,960   $     (2,243,828)  $         239,240
                                                                         ==================  =================  ==================


                                                                              HARTFORD           HARTFORD             HARTFORD
                                                                           ULTRASHORT BOND     SMALL COMPANY       SMALLCAP GROWTH
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --   $           6,441
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (389,361)                 --                  --
   Mortality and expense risk charges..................................         (4,754,322)           (276,210)           (173,705)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (5,143,683)           (276,210)           (173,705)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................         (5,143,683)           (276,210)           (167,264)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            234,233           1,708,661             790,323
   Net realized gain distributions.....................................                 --           2,999,495           1,812,022
   Change in unrealized appreciation (depreciation) during the period..            180,532          (3,567,650)         (2,263,937)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            414,765           1,140,506             338,408
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      (4,728,918)  $         864,296   $         171,144
                                                                         ==================  ==================  ==================

                                                                                                 HARTFORD
                                                                              HARTFORD        U.S. GOVERNMENT         HARTFORD
                                                                                STOCK           SECURITIES              VALUE
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         39,685   $         513,272   $         280,884
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................            (35,487)           (383,655)           (265,554)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (35,487)           (383,655)           (265,554)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................              4,198             129,617              15,330
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            197,655            (173,267)          1,827,987
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..                (55)            327,884             114,484
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            197,600             154,617           1,942,471
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $        201,798   $         284,234   $       1,957,801
                                                                         ==================  ==================  ==================


                                                                          AMERICAN FUNDS
                                                                         ASSET ALLOCATION
                                                                             HLS FUND
                                                                         SUB-ACCOUNT (20)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         612,547
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................           (609,493)
                                                                         ------------------
     Total expenses....................................................           (609,493)
                                                                         ------------------
     Net investment income (loss)......................................              3,054
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         (4,965,447)
   Net realized gain distributions.....................................         13,522,009
   Change in unrealized appreciation (depreciation) during the period..         (9,138,094)
                                                                         ------------------
     Net gain (loss) on investments....................................           (581,532)
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $        (578,478)
                                                                         ==================

(19) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(20) Effective October 20, 2014 American Funds Asset Allocation HLS Fund merged with HIMCO VIT American Funds Asset Allocation Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-42

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-43

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                           AMERICAN FUNDS
                                                                              BLUE CHIP
                                                                             INCOME AND       AMERICAN FUNDS       AMERICAN FUNDS
                                                                               GROWTH              BOND              GLOBAL BOND
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                          SUB-ACCOUNT (21)   SUB-ACCOUNT (22)     SUB-ACCOUNT (23)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $        546,604   $       2,871,775   $          10,476
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................           (467,830)         (2,289,200)           (177,472)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (467,830)         (2,289,200)           (177,472)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             78,774             582,575            (166,996)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          2,701,619          (1,781,779)         (1,180,935)
   Net realized gain distributions.....................................          7,486,354           7,540,595           1,107,681
   Change in unrealized appreciation (depreciation) during the period..         (8,313,559)            473,420             583,398
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          1,874,414           6,232,236             510,144
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $      1,953,188   $       6,814,811   $         343,148
                                                                         ==================  ==================  ==================


                                                                          AMERICAN FUNDS                          AMERICAN FUNDS
                                                                           GLOBAL GROWTH       AMERICAN FUNDS      GLOBAL SMALL
                                                                            AND INCOME          GLOBAL GROWTH     CAPITALIZATION
                                                                             HLS FUND             HLS FUND           HLS FUND
                                                                         SUB-ACCOUNT (24)     SUB-ACCOUNT (25)   SUB-ACCOUNT (26)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,204,925   $         165,223   $         138,981
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................           (525,834)           (260,282)           (584,895)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (525,834)           (260,282)           (584,895)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            679,091             (95,059)           (445,914)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         (5,176,578)         (3,276,486)            213,807
   Net realized gain distributions.....................................         15,576,695           8,305,474           8,918,721
   Change in unrealized appreciation (depreciation) during the period..        (11,782,811)         (6,005,861)        (10,685,539)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         (1,382,694)           (976,873)         (1,553,011)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $        (703,603)  $      (1,071,932)  $      (1,998,925)
                                                                         ==================  ==================  ==================



                                                                          AMERICAN FUNDS       AMERICAN FUNDS     AMERICAN FUNDS
                                                                              GROWTH            GROWTH-INCOME      INTERNATIONAL
                                                                             HLS FUND             HLS FUND           HLS FUND
                                                                         SUB-ACCOUNT (27)     SUB-ACCOUNT (28)   SUB-ACCOUNT (29)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,843,465    $      1,545,550   $       1,757,115
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................         (3,186,745)         (1,814,242)         (2,007,401)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (3,186,745)         (1,814,242)         (2,007,401)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................         (1,343,280)           (268,692)           (250,286)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         26,570,277          15,729,774           6,050,742
   Net realized gain distributions.....................................         81,546,456          44,754,328          31,395,384
   Change in unrealized appreciation (depreciation) during the period..       (108,595,232)        (57,197,443)        (46,901,257)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................           (478,499)          3,286,659          (9,455,131)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      (1,821,779)   $      3,017,967   $      (9,705,417)
                                                                         ==================  ==================  ==================



                                                                           AMERICAN FUNDS
                                                                              NEW WORLD
                                                                              HLS FUND
                                                                          SUB-ACCOUNT (30)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $        262,448
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................           (339,857)
                                                                         ------------------
     Total expenses....................................................           (339,857)
                                                                         ------------------
     Net investment income (loss)......................................            (77,409)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         (7,143,515)
   Net realized gain distributions.....................................          8,389,173
   Change in unrealized appreciation (depreciation) during the period..         (2,859,355)
                                                                         ------------------
     Net gain (loss) on investments....................................         (1,613,697)
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $     (1,691,106)
                                                                         ==================

(21) Effective October 20, 2014 American Funds Blue Chip Income and Growth HLS Fund merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund.

(22) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(23) Effective October 20, 2014 American Funds Global Bond HLS Fund merged with HIMCO VIT American Funds Global Bond Fund.

(24) Effective October 20, 2014 American Funds Global Growth and Income HLS Fund merged with HIMCO VIT American Funds Global Growth and Income Fund.

(25) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(26) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(27) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(28) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(29) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(30) Effective October 20, 2014 American Funds New World HLS Fund merged with HIMCO VIT American Funds New World Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-44

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-45

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                              HARTFORD                               LORD ABBETT
                                                                              PORTFOLIO         LORD ABBETT          CALIBRATED
                                                                             DIVERSIFIER        FUNDAMENTAL           DIVIDEND
                                                                              HLS FUND          EQUITY FUND          GROWTH FUND
                                                                          SUB-ACCOUNT (31)      SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $      1,676,781   $          64,261    $        253,995
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................         (2,530,785)           (153,563)           (244,744)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (2,530,785)           (153,563)           (244,744)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (854,004)            (89,302)              9,251
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................        (44,800,779)            319,021           1,266,667
   Net realized gain distributions.....................................                 --           2,531,604           1,993,547
   Change in unrealized appreciation (depreciation) during the period..         44,047,951          (1,879,178)         (1,708,206)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................           (752,828)            971,447           1,552,008
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $     (1,606,832)  $         882,145    $      1,561,259
                                                                         ==================  ==================  ==================


                                                                            LORD ABBETT          LORD ABBETT
                                                                               BOND              GROWTH AND          MFS CORE
                                                                          DEBENTURE FUND         INCOME FUND       EQUITY SERIES
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       2,185,400    $         67,865   $         141,327
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --             (29,187)
   Mortality and expense risk charges..................................           (795,879)           (150,674)           (291,725)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (795,879)           (150,674)           (320,912)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................          1,389,521             (82,809)           (179,585)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,835,855             997,328           1,136,261
   Net realized gain distributions.....................................          1,237,017                  --                  --
   Change in unrealized appreciation (depreciation) during the period..         (2,875,711)           (309,678)            619,326
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            197,161             687,650           1,755,587
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,586,682    $        604,841   $       1,576,002
                                                                         ==================  ==================  ==================


                                                                                                                    MFS INVESTORS
                                                                             MFS GROWTH         MFS GLOBAL             GROWTH
                                                                               SERIES          EQUITY SERIES        STOCK SERIES
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $        146,767   $         171,476    $        189,364
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (248,651)            (39,292)            (60,291)
   Mortality and expense risk charges..................................         (2,415,729)           (407,146)           (618,991)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (2,664,380)           (446,438)           (679,282)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................         (2,517,613)           (274,962)           (489,918)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         11,235,462           2,064,525           2,871,598
   Net realized gain distributions.....................................         10,701,273             233,760           2,034,051
   Change in unrealized appreciation (depreciation) during the period..         (8,249,676)         (1,591,430)         (1,106,960)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         13,687,059             706,855           3,798,689
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $     11,169,446   $         431,893    $      3,308,771
                                                                         ==================  ==================  ==================



                                                                           MFS INVESTORS
                                                                           TRUST SERIES
                                                                            SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,727,065
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................           (294,312)
   Mortality and expense risk charges..................................         (3,290,020)
                                                                         ------------------
     Total expenses....................................................         (3,584,332)
                                                                         ------------------
     Net investment income (loss)......................................         (1,857,267)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         21,434,113
   Net realized gain distributions.....................................         14,173,911
   Change in unrealized appreciation (depreciation) during the period..        (18,083,165)
                                                                         ------------------
     Net gain (loss) on investments....................................         17,524,859
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $      15,667,592
                                                                         ==================

(31) Effective October 20, 2014 Hartford Portfolio Diversifier HLS Fund merged with HIMCO VIT Portfolio Diversifier Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-46

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-47

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                             MFS MID CAP            MFS NEW            MFS TOTAL
                                                                            GROWTH SERIES      DISCOVERY SERIES      RETURN SERIES
                                                                             SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $              --   $      10,325,862
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (89,938)           (211,455)           (845,920)
   Mortality and expense risk charges..................................            (963,704)         (2,402,322)         (9,480,858)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................          (1,053,642)         (2,613,777)        (10,326,778)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................          (1,053,642)         (2,613,777)               (916)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           4,138,504          10,500,734          30,581,402
   Net realized gain distributions.....................................           5,899,365          26,527,641          14,489,884
   Change in unrealized appreciation (depreciation) during the period..          (5,476,643)        (49,149,301)         (9,084,466)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................           4,561,226         (12,120,926)         35,986,820
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $       3,507,584   $     (14,734,703)  $      35,985,904
                                                                         ===================  ==================  ==================


                                                                                                                     MFS RESEARCH
                                                                             MFS VALUE          MFS RESEARCH         INTERNATIONAL
                                                                              SERIES             BOND SERIES            SERIES
                                                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       4,807,850    $      20,146,569   $         399,943
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (288,317)            (941,198)            (44,694)
   Mortality and expense risk charges..................................         (5,169,225)         (10,396,371)           (433,759)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................         (5,457,542)         (11,337,569)           (478,453)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................           (649,692)           8,809,000             (78,510)
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         37,879,553           10,928,833             195,548
   Net realized gain distributions.....................................         10,340,905                   --                  --
   Change in unrealized appreciation (depreciation) during the period..        (19,615,754)          12,346,014          (2,268,368)
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................         28,604,704           23,274,847          (2,072,820)
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      27,955,012    $      32,083,847   $      (2,151,330)
                                                                         ==================  ===================  ==================


                                                                                                                      BLACKROCK
                                                                           MFS RESEARCH          MFS HIGH         GLOBAL ALLOCATION
                                                                              SERIES          YIELD PORTFOLIO         V.I. FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         188,720   $       7,152,856    $         108,226
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (44,069)                 --                   --
   Mortality and expense risk charges..................................           (362,300)         (2,661,544)             (52,646)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................           (406,369)         (2,661,544)             (52,646)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................           (217,649)          4,491,312               55,580
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          2,495,682           1,806,070               29,879
   Net realized gain distributions.....................................          1,712,474                  --              418,461
   Change in unrealized appreciation (depreciation) during the period..         (2,115,345)         (4,328,611)            (465,769)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................          2,092,811          (2,522,541)             (17,429)
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,875,162   $       1,968,771    $          38,151
                                                                         ==================  ==================  ===================

                                                                              BLACKROCK
                                                                               GLOBAL
                                                                            OPPORTUNITIES
                                                                              V.I. FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           4,376
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................               (605)
   Mortality and expense risk charges..................................             (6,851)
                                                                         ------------------
     Total expenses....................................................             (7,456)
                                                                         ------------------
     Net investment income (loss)......................................             (3,080)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             23,645
   Net realized gain distributions.....................................             15,052
   Change in unrealized appreciation (depreciation) during the period..            (59,314)
                                                                         ------------------
     Net gain (loss) on investments....................................            (20,617)
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $         (23,697)
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-48

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-49

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                              BLACKROCK           BLACKROCK
                                                                              LARGE CAP            EQUITY
                                                                          GROWTH V.I. FUND   DIVIDEND V.I. FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           4,490    $         159,841
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (1,307)                  --
   Mortality and expense risk charges..................................            (14,626)            (100,235)
                                                                         ------------------  -------------------
     Total expenses....................................................            (15,933)            (100,235)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................            (11,443)              59,606
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            101,906              364,246
   Net realized gain distributions.....................................            110,168              611,494
   Change in unrealized appreciation (depreciation) during the period..           (103,501)            (213,256)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................            108,573              762,484
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          97,130    $         822,090
                                                                         ==================  ===================


                                                                            UIF CORE PLUS                            UIF MID CAP
                                                                            FIXED INCOME          UIF GROWTH           GROWTH
                                                                              PORTFOLIO            PORTFOLIO          PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          24,560   $              --   $              --
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  --                  --                  --
   Mortality and expense risk charges..................................             (15,334)            (51,763)           (216,741)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (15,334)            (51,763)           (216,741)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................               9,226             (51,763)           (216,741)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              18,239             141,542           1,262,899
   Net realized gain distributions.....................................                  --             227,086           2,191,255
   Change in unrealized appreciation (depreciation) during the period..              26,267            (182,158)         (3,232,853)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              44,506             186,470             221,301
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $          53,732   $         134,707   $           4,560
                                                                         ===================  ==================  ==================

                                                                                                MORGAN STANLEY        BLACKROCK
                                                                            INVESCO V.I.            MID CAP            CAPITAL
                                                                              AMERICAN              GROWTH          APPRECIATION
                                                                             VALUE FUND            PORTFOLIO          V.I. FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          26,005   $              --   $              --
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  --              (1,368)                 --
   Mortality and expense risk charges..................................            (197,087)             (9,748)            (89,627)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................            (197,087)            (11,116)            (89,627)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................            (171,082)            (11,116)            (89,627)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           1,348,876              45,098             245,755
   Net realized gain distributions.....................................           1,092,734              70,043           1,402,320
   Change in unrealized appreciation (depreciation) during the period..          (1,231,614)           (112,716)           (873,338)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................           1,209,996               2,425             774,737
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $       1,038,914   $          (8,691)  $         685,110
                                                                         ===================  ==================  ==================

                                                                             OPPENHEIMER
                                                                               CAPITAL            OPPENHEIMER
                                                                            APPRECIATION            GLOBAL
                                                                               FUND/VA              FUND/VA
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           3,960   $         162,985
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  --                  --
   Mortality and expense risk charges..................................             (37,133)           (299,766)
                                                                         -------------------  ------------------
     Total expenses....................................................             (37,133)           (299,766)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................             (33,173)           (136,781)
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             261,235           1,790,052
   Net realized gain distributions.....................................              53,020             857,554
   Change in unrealized appreciation (depreciation) during the period..             (16,495)         (2,395,636)
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................             297,760             251,970
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $         264,587   $         115,189
                                                                         ===================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-50

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-51

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                OPPENHEIMER
                                                                             OPPENHEIMER        MAIN STREET          OPPENHEIMER
                                                                             MAIN STREET         SMALL CAP             EQUITY
                                                                               FUND/VA            FUND/VA            INCOME FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         20,980   $         152,583    $         52,817
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................            (59,402)           (370,459)            (55,244)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (59,402)           (370,459)            (55,244)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (38,422)           (217,876)             (2,427)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            279,022           3,101,526             182,206
   Net realized gain distributions.....................................             73,762           3,386,592             147,096
   Change in unrealized appreciation (depreciation) during the period..            (17,341)         (4,145,701)            (18,452)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            335,443           2,342,417             310,850
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $        297,021   $       2,124,541    $        308,423
                                                                         ==================  ==================  ==================


                                                                             PUTNAM VT            PUTNAM VT          PUTNAM VT
                                                                            DIVERSIFIED         GLOBAL ASSET       INTERNATIONAL
                                                                            INCOME FUND        ALLOCATION FUND      VALUE FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       5,387,628   $         108,436   $          14,615
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................         (1,021,808)            (71,941)            (18,235)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (1,021,808)            (71,941)            (18,235)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................          4,365,820              36,495              (3,620)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            985,046             294,124              42,442
   Net realized gain distributions.....................................                 --             185,477                  --
   Change in unrealized appreciation (depreciation) during the period..         (5,797,835)           (171,595)           (158,290)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         (4,812,789)            308,006            (115,848)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $        (446,969)  $         344,501   $        (119,468)
                                                                         ==================  ==================  ==================


                                                                              PUTNAM VT                              PUTNAM VT
                                                                            INTERNATIONAL         PUTNAM VT          SMALL CAP
                                                                             EQUITY FUND       INVESTORS FUND       VALUE FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          13,894    $          2,189   $          13,323
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................            (23,598)             (2,343)            (45,770)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (23,598)             (2,343)            (45,770)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (9,704)               (154)            (32,447)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            104,447               3,811             106,230
   Net realized gain distributions.....................................                 --                  --             659,420
   Change in unrealized appreciation (depreciation) during the period..           (200,668)             25,922            (713,721)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (96,221)             29,733              51,929
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $        (105,925)   $         29,579   $          19,482
                                                                         ==================  ==================  ==================



                                                                              PUTNAM VT
                                                                            VOYAGER FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         78,492
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................            (97,971)
                                                                         ------------------
     Total expenses....................................................            (97,971)
                                                                         ------------------
     Net investment income (loss)......................................            (19,479)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            746,416
   Net realized gain distributions.....................................            201,402
   Change in unrealized appreciation (depreciation) during the period..             16,620
                                                                         ------------------
     Net gain (loss) on investments....................................            964,438
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $        944,959
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-52

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-53

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                              PUTNAM VT
                                                                               EQUITY                PIMCO
                                                                             INCOME FUND        ALL ASSET FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          29,518   $          100,777
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (13,404)             (23,034)
                                                                         -------------------  -------------------
     Total expenses....................................................             (13,404)             (23,034)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              16,114               77,743
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             135,974                 (927)
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..              48,898              (82,463)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             184,872              (83,390)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         200,986   $           (5,647)
                                                                         ===================  ===================

                                                                                                 PIMCO GLOBAL
                                                                                                  MULTI-ASSET
                                                                                                    MANAGED         JENNISON 20/20
                                                                              PIMCO EQS           ALLOCATION             FOCUS
                                                                           PATHFINDER FUND         PORTFOLIO           PORTFOLIO
                                                                             SUB-ACCOUNT       SUB-ACCOUNT (32)       SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               --   $          19,424   $              --
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  --                  --                (658)
   Mortality and expense risk charges..................................             (76,448)            (10,528)            (10,002)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (76,448)            (10,528)            (10,660)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................             (76,448)              8,896             (10,660)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             246,742              (2,722)              9,410
   Net realized gain distributions.....................................             120,897                  --                  --
   Change in unrealized appreciation (depreciation) during the period..            (269,684)             19,174              26,483
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              97,955              16,452              35,893
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           21,507   $          25,348   $          25,233
                                                                         ===================  ==================  ==================



                                                                                                PRUDENTIAL         INVESCO V.I.
                                                                              JENNISON             VALUE            GROWTH AND
                                                                              PORTFOLIO          PORTFOLIO          INCOME FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --   $         570,054
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (60)                 --             (13,790)
   Mortality and expense risk charges..................................               (814)             (6,727)           (474,120)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................               (874)             (6,727)           (487,910)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................               (874)             (6,727)             82,144
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 72               3,264           4,512,287
   Net realized gain distributions.....................................                 --                  --           4,454,082
   Change in unrealized appreciation (depreciation) during the period..              3,590              30,648          (5,697,494)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              3,662              33,912           3,268,875
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           2,788   $          27,185   $       3,351,019
                                                                         ==================  ==================  ==================



                                                                                               INVESCO V.I.
                                                                           INVESCO V.I.          AMERICAN
                                                                           COMSTOCK FUND      FRANCHISE FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          24,829   $          22,700
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (4,652)                 --
   Mortality and expense risk charges..................................            (36,389)         (1,136,352)
                                                                         ------------------  ------------------
     Total expenses....................................................            (41,041)         (1,136,352)
                                                                         ------------------  ------------------
     Net investment income (loss)......................................            (16,212)         (1,113,652)
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            179,291           5,021,769
   Net realized gain distributions.....................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period..              3,737            (161,620)
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................            183,028           4,860,149
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         166,816   $       3,746,497
                                                                         ==================  ==================

(32)  Formerly PIMCO Global Multi-Asset Fund. Change effective April 30,
      2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-54

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-55

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                WELLS FARGO          WELLS FARGO
                                                                            INVESCO V.I.       ADVANTAGE VT         ADVANTAGE VT
                                                                               MID CAP          INDEX ASSET         TOTAL RETURN
                                                                             GROWTH FUND      ALLOCATION FUND         BOND FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $          11,771   $          53,975
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................           (234,913)            (16,120)            (75,865)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (234,913)            (16,120)            (75,865)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (234,913)             (4,349)            (21,890)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,443,324              56,128                 502
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..           (672,323)             56,441             164,207
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            771,001             112,569             164,709
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         536,088   $         108,220   $         142,819
                                                                         ==================  ==================  ==================

                                                                            WELLS FARGO          WELLS FARGO        WELLS FARGO
                                                                           ADVANTAGE VT         ADVANTAGE VT       ADVANTAGE VT
                                                                             INTRINSIC          INTERNATIONAL        SMALL CAP
                                                                            VALUE FUND           EQUITY FUND        GROWTH FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          16,618    $         21,521   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................            (40,207)            (15,726)            (40,310)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (40,207)            (15,726)            (40,310)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (23,589)              5,795             (40,310)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            145,993              52,996             156,560
   Net realized gain distributions.....................................                 --              18,565             194,115
   Change in unrealized appreciation (depreciation) during the period..             51,288            (137,813)           (412,785)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            197,281             (66,252)            (62,110)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         173,692    $        (60,457)  $        (102,420)
                                                                         ==================  ==================  ==================

                                                                                                  WELLS FARGO
                                                                             WELLS FARGO         ADVANTAGE VT        WELLS FARGO
                                                                            ADVANTAGE VT           SMALL CAP        ADVANTAGE VT
                                                                           DISCOVERY FUND         VALUE FUND      OPPORTUNITY FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $             963   $             252
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  --                  --                  --
   Mortality and expense risk charges..................................             (29,628)             (4,610)             (6,501)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (29,628)             (4,610)             (6,501)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................             (29,628)             (3,647)             (6,249)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             285,850              (2,097)             77,217
   Net realized gain distributions.....................................             179,686                  --                  --
   Change in unrealized appreciation (depreciation) during the period..            (480,632)              7,891             (38,115)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             (15,096)              5,794              39,102
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $         (44,724)  $           2,147   $          32,853
                                                                         ===================  ==================  ==================


                                                                              HIMCO VIT
                                                                             INDEX FUND
                                                                             SUB-ACCOUNT
                                                                              (19)(33)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             --
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................            (14,792)
   Mortality and expense risk charges..................................            (66,208)
                                                                         ------------------
     Total expenses....................................................            (81,000)
                                                                         ------------------
     Net investment income (loss)......................................            (81,000)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            156,874
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..          3,034,796
                                                                         ------------------
     Net gain (loss) on investments....................................          3,191,670
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $      3,110,670
                                                                         ==================

(19) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(33)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-56

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-57

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                                     HIMCO VIT
                                                                                                  HIMCO VIT       AMERICAN FUNDS
                                                                             HIMCO VIT         AMERICAN FUNDS        BLUE CHIP
                                                                             PORTFOLIO        ASSET ALLOCATION      INCOME AND
                                                                         DIVERSIFIER FUND           FUND            GROWTH FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                             (31)(33)             (20)(33)           (21)(33)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         495,895   $              --   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --              (9,368)             (9,643)
   Mortality and expense risk charges..................................           (635,178)           (137,662)           (119,900)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (635,178)           (147,030)           (129,543)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (139,283)           (147,030)           (129,543)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (131,440)            126,387             130,785
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..         (7,491,805)          1,962,863           2,749,860
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         (7,623,245)          2,089,250           2,880,645
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      (7,762,528)  $       1,942,220   $       2,751,102
                                                                         ==================  ==================  ==================


                                                                                                                      HIMCO VIT
                                                                              HIMCO VIT          HIMCO VIT         AMERICAN FUNDS
                                                                           AMERICAN FUNDS     AMERICAN FUNDS      GLOBAL GROWTH AND
                                                                              BOND FUND      GLOBAL BOND FUND        INCOME FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                              (22)(33)           (23)(33)             (24)(33)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --    $             --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (46,489)             (2,664)             (8,237)
   Mortality and expense risk charges..................................           (448,487)            (39,387)           (119,473)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (494,976)            (42,051)           (127,710)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (494,976)            (42,051)           (127,710)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            (14,727)             (9,377)             75,847
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..            167,942            (311,605)          2,220,832
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            153,215            (320,982)          2,296,679
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $        (341,761)  $        (363,033)  $       2,168,969
                                                                         ==================  ==================  ==================


                                                                             HIMCO VIT            HIMCO VIT
                                                                          AMERICAN FUNDS       AMERICAN FUNDS         HIMCO VIT
                                                                           GLOBAL GROWTH        GLOBAL SMALL       AMERICAN FUNDS
                                                                               FUND          CAPITALIZATION FUND     GROWTH FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                             (25)(33)             (26)(33)            (27)(33)
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --    $             --    $              --
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (3,298)            (10,969)             (69,228)
   Mortality and expense risk charges..................................            (59,313)           (119,428)            (671,926)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................            (62,611)           (130,397)            (741,154)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................            (62,611)           (130,397)            (741,154)
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             37,107              76,084              762,299
   Net realized gain distributions.....................................                 --                  --                   --
   Change in unrealized appreciation (depreciation) during the period..          1,121,249           2,471,527           18,670,560
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................          1,158,356           2,547,611           19,432,859
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,095,745    $      2,417,214    $      18,691,705
                                                                         ==================  ===================  ==================


                                                                              HIMCO VIT
                                                                           AMERICAN FUNDS
                                                                            GROWTH-INCOME
                                                                                FUND
                                                                             SUB-ACCOUNT
                                                                              (28)(33)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             --
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................            (40,547)
   Mortality and expense risk charges..................................           (390,777)
                                                                         ------------------
     Total expenses....................................................           (431,324)
                                                                         ------------------
     Net investment income (loss)......................................           (431,324)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            446,966
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..          9,754,288
                                                                         ------------------
     Net gain (loss) on investments....................................         10,201,254
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $      9,769,930
                                                                         ==================

(20) Effective October 20, 2014 American Funds Asset Allocation HLS Fund merged with HIMCO VIT American Funds Asset Allocation Fund.

(21) Effective October 20, 2014 American Funds Blue Chip Income and Growth HLS Fund merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund.

(22) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(23) Effective October 20, 2014 American Funds Global Bond HLS Fund merged with HIMCO VIT American Funds Global Bond Fund.

(24) Effective October 20, 2014 American Funds Global Growth and Income HLS Fund merged with HIMCO VIT American Funds Global Growth and Income Fund.

(25) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(26) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(27) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(28) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(31) Effective October 20, 2014 Hartford Portfolio Diversifier HLS Fund merged with HIMCO VIT Portfolio Diversifier Fund.

(33)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-58

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-59

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                  HIMCO VIT           HIMCO VIT
                                                                                               AMERICAN FUNDS      AMERICAN FUNDS
                                                                                             INTERNATIONAL FUND    NEW WORLD FUND
                                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                                                  (29)(33)            (30)(33)
                                                                                             ------------------  -------------------
INVESTMENT INCOME:
   Dividends..............................................................................   $              --   $               --
                                                                                             ------------------  -------------------

EXPENSES:
   Administrative charges.................................................................             (42,800)              (4,889)
   Mortality and expense risk charges.....................................................            (404,422)             (71,154)
                                                                                             ------------------  -------------------
     Total expenses.......................................................................            (447,222)             (76,043)
                                                                                             ------------------  -------------------
     Net investment income (loss).........................................................            (447,222)             (76,043)
                                                                                             ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions......................................             264,581                9,405
   Net realized gain distributions........................................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period.....................           4,049,250             (539,893)
                                                                                             ------------------  -------------------
     Net gain (loss) on investments.......................................................           4,313,831             (530,488)
                                                                                             ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations......................   $       3,866,609   $         (606,531)
                                                                                             ==================  ===================

(29) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(30) Effective October 20, 2014 American Funds New World HLS Fund merged with HIMCO VIT American Funds New World Fund.

(33)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-60

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-61

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                              AMERICAN CENTURY     AMERICAN CENTURY
                                                                                VP VALUE FUND       VP GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          40,955   $          (23,057)
   Net realized gain (loss) on security transactions.......................             520,433              112,430
   Net realized gain distributions.........................................                  --              284,208
   Change in unrealized appreciation (depreciation) during the period......             497,898             (134,764)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,059,286              238,817
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              76,212               37,214
   Net transfers...........................................................             (63,649)            (293,094)
   Surrenders for benefit payments and fees................................            (522,265)             (98,703)
   Other transactions......................................................                 (44)                 639
   Death benefits..........................................................             (51,247)             (17,597)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (560,993)            (371,541)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             498,293             (132,724)

NET ASSETS:
   Beginning of period.....................................................           9,047,606            2,556,956
                                                                             -------------------  -------------------
   End of period...........................................................   $       9,545,899   $        2,424,232
                                                                             ===================  ===================

                                                                              ALLIANCEBERNSTEIN
                                                                                VPS BALANCED       ALLIANCEBERNSTEIN
                                                                               WEALTH STRATEGY     VPS INTERNATIONAL
                                                                                  PORTFOLIO         VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          200,553    $         393,290
   Net realized gain (loss) on security transactions.......................           2,114,444              814,724
   Net realized gain distributions.........................................           3,783,774                   --
   Change in unrealized appreciation (depreciation) during the period......          (4,653,319)          (2,946,670)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,445,452           (1,738,656)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             219,529              157,152
   Net transfers...........................................................             499,578              815,944
   Surrenders for benefit payments and fees................................          (7,889,089)          (5,289,716)
   Other transactions......................................................               3,280                3,098
   Death benefits..........................................................            (438,016)            (305,586)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (7,604,718)          (4,619,108)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (6,159,266)          (6,357,764)

NET ASSETS:
   Beginning of period.....................................................          28,819,016           27,426,593
                                                                             -------------------  -------------------
   End of period...........................................................  $       22,659,750    $      21,068,829
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                                                              VPS SMALL/MID CAP        VPS VALUE
                                                                               VALUE PORTFOLIO         PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (167,722)   $          (1,641)
   Net realized gain (loss) on security transactions.......................           1,655,070              135,315
   Net realized gain distributions.........................................           1,993,193                   --
   Change in unrealized appreciation (depreciation) during the period......          (2,267,938)             (12,831)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,212,603              120,843
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             109,173                8,443
   Net transfers...........................................................            (907,608)             (68,309)
   Surrenders for benefit payments and fees................................          (3,348,972)            (503,838)
   Other transactions......................................................               1,764                1,011
   Death benefits..........................................................            (299,862)             (22,916)
   Net annuity transactions................................................               9,334                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (4,436,171)            (585,609)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (3,223,568)            (464,766)

NET ASSETS:
   Beginning of period.....................................................          19,124,217            1,977,649
                                                                             -------------------  -------------------
   End of period...........................................................  $       15,900,649    $       1,512,883
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN   INVESCO V.I. VALUE
                                                                              VPS INTERNATIONAL      OPPORTUNITIES
                                                                              GROWTH PORTFOLIO           FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (77,203)   $        (355,612)
   Net realized gain (loss) on security transactions.......................             134,520            1,487,378
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......            (171,940)           1,580,154
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (114,623)           2,711,920
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              41,072              476,606
   Net transfers...........................................................              57,704           (1,890,656)
   Surrenders for benefit payments and fees................................            (687,787)         (10,913,685)
   Other transactions......................................................               1,892               10,434
   Death benefits..........................................................             (41,067)          (1,457,289)
   Net annuity transactions................................................                (372)              74,552
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (628,558)         (13,700,038)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (743,181)         (10,988,118)

NET ASSETS:
   Beginning of period.....................................................           5,064,207           69,438,460
                                                                             -------------------  -------------------
   End of period...........................................................  $        4,321,026    $      58,450,342
                                                                             ===================  ===================


                                                                                                     INVESCO V.I.
                                                                              INVESCO V.I. CORE       GOVERNMENT
                                                                                 EQUITY FUND        SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $       (1,701,556)  $        3,667,118
   Net realized gain (loss) on security transactions.......................          15,624,662           (3,725,101)
   Net realized gain distributions.........................................             792,636                   --
   Change in unrealized appreciation (depreciation) during the period......          (4,250,757)           7,168,587
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          10,464,985            7,110,604
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           1,337,834            2,111,770
   Net transfers...........................................................          (1,164,913)           7,457,325
   Surrenders for benefit payments and fees................................         (34,766,753)         (68,793,349)
   Other transactions......................................................             180,360               66,872
   Death benefits..........................................................          (3,369,080)          (8,474,044)
   Net annuity transactions................................................             358,086              796,216
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (37,424,466)         (66,835,210)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (26,959,481)         (59,724,606)

NET ASSETS:
   Beginning of period.....................................................         184,316,927          348,991,412
                                                                             -------------------  -------------------
   End of period...........................................................  $      157,357,446   $      289,266,806
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-62

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-63

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                INTERNATIONAL        MID CAP CORE
                                                                                 GROWTH FUND          EQUITY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (298,549)  $       (2,962,179)
   Net realized gain (loss) on security transactions.......................          13,731,063            8,799,819
   Net realized gain distributions.........................................                  --           17,366,669
   Change in unrealized appreciation (depreciation) during the period......         (14,824,511)         (18,831,584)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          (1,391,997)           4,372,725
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             999,278              735,935
   Net transfers...........................................................             591,227              589,612
   Surrenders for benefit payments and fees................................         (36,658,919)         (28,678,774)
   Other transactions......................................................             204,145              106,472
   Death benefits..........................................................          (2,678,317)          (2,548,547)
   Net annuity transactions................................................             184,940              319,642
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (37,357,646)         (29,475,660)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (38,749,643)         (25,102,935)

NET ASSETS:
   Beginning of period.....................................................         197,701,864          174,545,433
                                                                             -------------------  -------------------
   End of period...........................................................   $     158,952,221   $      149,442,498
                                                                             ===================  ===================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                  SMALL CAP          BALANCED RISK
                                                                                 EQUITY FUND        ALLOCATION FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $       (1,872,665)  $        (249,632)
   Net realized gain (loss) on security transactions.......................          13,116,331             611,988
   Net realized gain distributions.........................................           8,953,921             839,392
   Change in unrealized appreciation (depreciation) during the period......         (20,534,121)           (428,046)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            (336,534)            773,702
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             604,865             192,100
   Net transfers...........................................................          (9,837,650)          1,939,068
   Surrenders for benefit payments and fees................................         (21,476,286)         (6,571,749)
   Other transactions......................................................              92,213              15,921
   Death benefits..........................................................          (1,395,470)           (465,489)
   Net annuity transactions................................................              33,682                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (31,978,646)         (4,890,149)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................         (32,315,180)         (4,116,447)

NET ASSETS:
   Beginning of period.....................................................         130,204,555          18,718,879
                                                                             -------------------  ------------------
   End of period...........................................................  $       97,889,375   $      14,602,432
                                                                             ===================  ==================


                                                                                INVESCO V.I.        INVESCO V.I.
                                                                                 DIVERSIFIED            MONEY
                                                                                DIVIDEND FUND        MARKET FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $            (454)  $      (2,351,619)
   Net realized gain (loss) on security transactions.......................             14,110                  (1)
   Net realized gain distributions.........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period......             13,023                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             26,679          (2,351,620)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --           1,483,816
   Net transfers...........................................................             48,699         367,585,945
   Surrenders for benefit payments and fees................................            (63,745)       (346,686,562)
   Other transactions......................................................                  1           1,073,311
   Death benefits..........................................................                 --         (11,966,561)
   Net annuity transactions................................................                 --             180,685
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (15,045)         11,670,634
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................             11,634           9,319,014

NET ASSETS:
   Beginning of period.....................................................            293,702         126,589,751
                                                                             ------------------  ------------------
   End of period...........................................................  $         305,336   $     135,908,765
                                                                             ==================  ==================


                                                                              AMERICAN CENTURY    AMERICAN FUNDS
                                                                                 VP MID CAP           GLOBAL
                                                                                 VALUE FUND          BOND FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $           1,128   $        (837,909)
   Net realized gain (loss) on security transactions.......................             22,057           2,647,687
   Net realized gain distributions.........................................             31,609           1,156,641
   Change in unrealized appreciation (depreciation) during the period......             45,842          (2,823,386)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            100,636             143,033
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              9,773             543,487
   Net transfers...........................................................            291,152             541,401
   Surrenders for benefit payments and fees................................            (19,841)        (27,180,120)
   Other transactions......................................................                (10)             35,926
   Death benefits..........................................................             (5,023)         (2,373,860)
   Net annuity transactions................................................                 --             184,501
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            276,051         (28,248,665)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            376,687         (28,105,632)

NET ASSETS:
   Beginning of period.....................................................            424,726         143,324,592
                                                                             ------------------  ------------------
   End of period...........................................................  $         801,413   $     115,218,960
                                                                             ==================  ==================

                                                                              AMERICAN FUNDS
                                                                                  GLOBAL          AMERICAN FUNDS
                                                                                GROWTH AND             ASSET
                                                                                INCOME FUND       ALLOCATION FUND
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $       3,949,806   $      (3,183,064)
   Net realized gain (loss) on security transactions.......................         11,391,844          66,255,713
   Net realized gain distributions.........................................                 --          42,180,431
   Change in unrealized appreciation (depreciation) during the period......         (5,563,718)        (75,911,588)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........          9,777,932          29,341,492
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            933,953           4,465,432
   Net transfers...........................................................         (7,065,339)         (7,540,976)
   Surrenders for benefit payments and fees................................        (46,146,639)       (148,259,282)
   Other transactions......................................................            103,396              81,370
   Death benefits..........................................................         (5,149,848)        (21,006,914)
   Net annuity transactions................................................            475,260           2,910,478
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (56,849,217)       (169,349,892)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................        (47,071,285)       (140,008,400)

NET ASSETS:
   Beginning of period.....................................................        274,040,478         931,691,583
                                                                             ------------------  ------------------
   End of period...........................................................  $     226,969,193   $     791,683,183
                                                                             ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-64

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-65

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                               AMERICAN FUNDS
                                                                                  BLUE CHIP
                                                                                 INCOME AND         AMERICAN FUNDS
                                                                                 GROWTH FUND           BOND FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $       6,372,676   $       1,578,741
   Net realized gain (loss) on security transactions........................         45,141,005           2,474,561
   Net realized gain distributions..........................................                 --             313,469
   Change in unrealized appreciation (depreciation) during the period.......         14,112,844          27,001,270
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         65,626,525          31,368,041
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          2,677,197           3,075,704
   Net transfers............................................................         11,406,413          (2,076,175)
   Surrenders for benefit payments and fees.................................        (91,319,502)       (178,880,627)
   Other transactions.......................................................             69,949           1,465,256
   Death benefits...........................................................        (11,098,314)        (16,323,697)
   Net annuity transactions.................................................          1,748,084           1,614,092
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (86,516,173)       (191,125,447)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (20,889,648)       (159,757,406)

NET ASSETS:
   Beginning of period......................................................        545,529,305         932,642,581
                                                                              ------------------  ------------------
   End of period............................................................  $     524,639,657   $     772,885,175
                                                                              ==================  ==================


                                                                               AMERICAN FUNDS
                                                                                   GLOBAL           AMERICAN FUNDS
                                                                                 GROWTH FUND          GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (1,879,204)  $     (17,434,056)
   Net realized gain (loss) on security transactions........................         29,290,820         151,293,563
   Net realized gain distributions..........................................         28,645,355          81,208,627
   Change in unrealized appreciation (depreciation) during the period.......        (55,213,852)       (112,239,735)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........            843,119         102,828,399
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          1,098,864           7,594,185
   Net transfers............................................................        (12,328,713)        (52,832,826)
   Surrenders for benefit payments and fees.................................        (49,947,625)       (301,688,571)
   Other transactions.......................................................             98,773             591,002
   Death benefits...........................................................         (4,922,335)        (32,373,589)
   Net annuity transactions.................................................            434,361           3,132,009
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (65,566,675)       (375,577,790)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (64,723,556)       (272,749,391)

NET ASSETS:
   Beginning of period......................................................        325,981,493       1,806,018,975
                                                                              ------------------  ------------------
   End of period............................................................  $     261,257,937   $   1,533,269,584
                                                                              ==================  ==================


                                                                               AMERICAN FUNDS
                                                                                GROWTH-INCOME       AMERICAN FUNDS
                                                                                    FUND          INTERNATIONAL FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (9,378,259)   $     (2,014,395)
   Net realized gain (loss) on security transactions........................        160,153,326          24,746,694
   Net realized gain distributions..........................................         85,447,722                  --
   Change in unrealized appreciation (depreciation) during the period.......        (90,526,805)        (41,051,722)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........        145,695,984         (18,319,423)
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          8,586,911           1,917,346
   Net transfers............................................................        (61,692,090)         (1,195,506)
   Surrenders for benefit payments and fees.................................       (326,946,447)        (84,629,061)
   Other transactions.......................................................            567,556             288,805
   Death benefits...........................................................        (41,120,648)         (7,669,067)
   Net annuity transactions.................................................          5,060,250             658,522
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (415,544,468)        (90,628,961)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................       (269,848,484)       (108,948,384)

NET ASSETS:
   Beginning of period......................................................      1,894,684,591         508,181,057
                                                                              ------------------  ------------------
   End of period............................................................  $   1,624,836,107    $    399,232,673
                                                                              ==================  ==================


                                                                                                    AMERICAN FUNDS
                                                                               AMERICAN FUNDS        GLOBAL SMALL
                                                                               NEW WORLD FUND     CAPITALIZATION FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  -------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (1,570,727)   $     (3,329,761)
   Net realized gain (loss) on security transactions........................         15,047,141          20,163,105
   Net realized gain distributions..........................................         17,554,685             915,901
   Change in unrealized appreciation (depreciation) during the period.......        (46,861,791)        (16,532,034)
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations..........        (15,830,692)          1,217,211
                                                                              ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases................................................................            915,805           1,076,282
   Net transfers............................................................         (5,817,608)         (6,548,318)
   Surrenders for benefit payments and fees.................................        (30,508,805)        (38,811,056)
   Other transactions.......................................................             51,977             146,585
   Death benefits...........................................................         (2,806,704)         (3,178,691)
   Net annuity transactions.................................................            132,099             311,803
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (38,033,236)        (47,003,395)
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets....................................        (53,863,928)        (45,786,184)

NET ASSETS:
   Beginning of period......................................................        198,682,325         224,224,571
                                                                              ------------------  -------------------
   End of period............................................................  $     144,818,397    $    178,438,387
                                                                              ==================  ===================

                                                                                 WELLS FARGO
                                                                                ADVANTAGE VT         FIDELITY VIP
                                                                                    OMEGA               GROWTH
                                                                                 GROWTH FUND           PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  -------------------
OPERATIONS:
   Net investment income (loss).............................................  $         (20,948)   $        (116,972)
   Net realized gain (loss) on security transactions........................            171,759              741,826
   Net realized gain distributions..........................................            208,585                   --
   Change in unrealized appreciation (depreciation) during the period.......           (345,520)             (73,801)
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations..........             13,876              551,053
                                                                              ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases................................................................              6,400               33,548
   Net transfers............................................................           (123,408)           1,814,073
   Surrenders for benefit payments and fees.................................           (274,816)          (1,511,537)
   Other transactions.......................................................                (59)                 142
   Death benefits...........................................................             (7,725)             (76,812)
   Net annuity transactions.................................................             14,556                   --
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions...           (385,052)             259,414
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets....................................           (371,176)             810,467

NET ASSETS:
   Beginning of period......................................................          1,328,236            6,152,984
                                                                              ------------------  -------------------
   End of period............................................................  $         957,060    $       6,963,451
                                                                              ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-66

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-67

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                FIDELITY VIP
                                                                                 CONTRAFUND          FIDELITY VIP
                                                                                  PORTFOLIO        MID CAP PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (645,214)  $       (1,057,802)
   Net realized gain (loss) on security transactions.......................           9,570,215            6,339,147
   Net realized gain distributions.........................................           1,709,607            1,690,910
   Change in unrealized appreciation (depreciation) during the period......          (2,030,076)          (3,891,185)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           8,604,532            3,081,070
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             875,370              518,248
   Net transfers...........................................................          (2,135,011)          (2,710,072)
   Surrenders for benefit payments and fees................................         (13,926,846)         (14,197,751)
   Other transactions......................................................              14,888               17,141
   Death benefits..........................................................          (1,408,998)            (702,468)
   Net annuity transactions................................................              53,840               18,291
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (16,526,757)         (17,056,611)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (7,922,225)         (13,975,541)

NET ASSETS:
   Beginning of period.....................................................          93,638,207           77,806,071
                                                                             -------------------  -------------------
   End of period...........................................................   $      85,715,982   $       63,830,530
                                                                             ===================  ===================

                                                                                                     FIDELITY VIP
                                                                                FIDELITY VIP        DYNAMIC CAPITAL
                                                                              VALUE STRATEGIES       APPRECIATION
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  --------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (49,090)   $          (57,417)
   Net realized gain (loss) on security transactions.......................             612,005               292,741
   Net realized gain distributions.........................................                  --               155,496
   Change in unrealized appreciation (depreciation) during the period......            (331,462)              (71,953)
                                                                             -------------------  --------------------
   Net increase (decrease) in net assets resulting from operations.........             231,453               318,867
                                                                             -------------------  --------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              20,341                18,683
   Net transfers...........................................................            (185,975)            1,480,227
   Surrenders for benefit payments and fees................................            (856,940)           (1,083,037)
   Other transactions......................................................                  (1)                   40
   Death benefits..........................................................            (268,570)              (49,063)
   Net annuity transactions................................................                  --                    --
                                                                             -------------------  --------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,291,145)              366,850
                                                                             -------------------  --------------------
   Net increase (decrease) in net assets...................................          (1,059,692)              685,717

NET ASSETS:
   Beginning of period.....................................................           5,633,750             3,598,618
                                                                             -------------------  --------------------
   End of period...........................................................  $        4,574,058    $        4,284,335
                                                                             ===================  ====================


                                                                                FIDELITY VIP        FRANKLIN RISING
                                                                              STRATEGIC INCOME       DIVIDENDS VIP
                                                                                  PORTFOLIO              FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (1)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           26,240   $       (2,409,044)
   Net realized gain (loss) on security transactions.......................                 856           52,186,453
   Net realized gain distributions.........................................              15,397           11,070,482
   Change in unrealized appreciation (depreciation) during the period......             (10,465)         (25,448,552)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              32,028           35,399,339
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               7,903            3,184,180
   Net transfers...........................................................             209,893          (15,846,027)
   Surrenders for benefit payments and fees................................            (136,687)        (107,670,573)
   Other transactions......................................................                  (1)             466,989
   Death benefits..........................................................             (14,805)         (11,024,124)
   Net annuity transactions................................................                  --              809,512
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              66,303         (130,080,043)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              98,331          (94,680,704)

NET ASSETS:
   Beginning of period.....................................................           1,233,705          621,186,179
                                                                             -------------------  -------------------
   End of period...........................................................  $        1,332,036   $      526,505,475
                                                                             ===================  ===================


                                                                                                       FRANKLIN
                                                                               FRANKLIN INCOME         LARGE CAP
                                                                                  VIP FUND          GROWTH VIP FUND
                                                                               SUB-ACCOUNT (2)      SUB-ACCOUNT (3)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $       36,372,086    $        (666,999)
   Net realized gain (loss) on security transactions.......................          34,569,019            8,266,618
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......         (32,929,081)             128,781
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          38,012,024            7,728,400
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           6,586,597              859,413
   Net transfers...........................................................         (12,263,058)           5,896,968
   Surrenders for benefit payments and fees................................        (226,523,372)         (16,902,186)
   Other transactions......................................................             151,029               34,854
   Death benefits..........................................................         (26,197,032)          (1,693,350)
   Net annuity transactions................................................           3,304,009              180,305
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (254,941,827)         (11,623,996)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................        (216,929,803)          (3,895,596)

NET ASSETS:
   Beginning of period.....................................................       1,196,794,237           85,241,546
                                                                             -------------------  -------------------
   End of period...........................................................  $      979,864,434    $      81,345,950
                                                                             ===================  ===================


                                                                               FRANKLIN GLOBAL         FRANKLIN
                                                                                 REAL ESTATE         SMALL-MID CAP
                                                                                  VIP FUND          GROWTH VIP FUND
                                                                               SUB-ACCOUNT (4)      SUB-ACCOUNT (5)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (85,691)  $       (3,954,948)
   Net realized gain (loss) on security transactions.......................            (151,596)          12,932,312
   Net realized gain distributions.........................................                  --           42,626,232
   Change in unrealized appreciation (depreciation) during the period......           1,139,053          (40,728,435)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             901,766           10,875,161
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              18,552            1,162,851
   Net transfers...........................................................             (73,578)         (13,011,786)
   Surrenders for benefit payments and fees................................            (730,123)         (38,393,296)
   Other transactions......................................................                 (13)             109,320
   Death benefits..........................................................            (240,560)          (3,177,568)
   Net annuity transactions................................................              52,008              306,146
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (973,714)         (53,004,333)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (71,948)         (42,129,172)

NET ASSETS:
   Beginning of period.....................................................           7,469,531          238,352,339
                                                                             -------------------  -------------------
   End of period...........................................................  $        7,397,583   $      196,223,167
                                                                             ===================  ===================

(1) Formerly Franklin Rising Dividends Securities Fund. Change effective May 1, 2014.

(2)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Large Cap Growth Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Global Real Estate Securities Fund. Change effective May 1, 2014.

(5) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-68

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-69

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                  FRANKLIN            FRANKLIN
                                                                                  SMALL CAP       STRATEGIC INCOME
                                                                               VALUE VIP FUND         VIP FUND
                                                                               SUB-ACCOUNT (6)     SUB-ACCOUNT (7)
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (805,194)  $      21,560,433
   Net realized gain (loss) on security transactions.......................           7,374,962           3,622,386
   Net realized gain distributions.........................................           5,635,146           9,946,697
   Change in unrealized appreciation (depreciation) during the period......         (13,082,690)        (31,976,869)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            (877,776)          3,152,647
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             395,689           2,629,484
   Net transfers...........................................................          (5,026,620)          4,197,585
   Surrenders for benefit payments and fees................................         (15,235,191)       (102,365,180)
   Other transactions......................................................              71,886              43,564
   Death benefits..........................................................            (955,553)        (10,947,423)
   Net annuity transactions................................................              65,787           1,015,624
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (20,684,002)       (105,426,346)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................         (21,561,778)       (102,273,699)

NET ASSETS:
   Beginning of period.....................................................          86,274,032         552,057,488
                                                                             -------------------  ------------------
   End of period...........................................................   $      64,712,254   $     449,783,789
                                                                             ===================  ==================


                                                                                  FRANKLIN            TEMPLETON
                                                                                MUTUAL SHARES        DEVELOPING
                                                                                  VIP FUND        MARKETS VIP FUND
                                                                               SUB-ACCOUNT (8)     SUB-ACCOUNT (9)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $       1,538,743   $        (123,819)
   Net realized gain (loss) on security transactions.......................         67,997,139           2,332,999
   Net realized gain distributions.........................................          3,988,846                  --
   Change in unrealized appreciation (depreciation) during the period......        (30,519,763)         (9,684,621)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........         43,004,965          (7,475,441)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................          5,052,786             443,792
   Net transfers...........................................................        (25,527,333)         (2,003,606)
   Surrenders for benefit payments and fees................................       (153,683,888)        (14,405,017)
   Other transactions......................................................            423,913              19,947
   Death benefits..........................................................        (14,803,829)           (828,583)
   Net annuity transactions................................................          1,813,941              52,488
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..       (186,724,410)        (16,720,979)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................       (143,719,445)        (24,196,420)

NET ASSETS:
   Beginning of period.....................................................        866,111,651          88,623,337
                                                                             ------------------  ------------------
   End of period...........................................................  $     722,392,206   $      64,426,917
                                                                             ==================  ==================



                                                                                  TEMPLETON            TEMPLETON
                                                                              FOREIGN VIP FUND      GROWTH VIP FUND
                                                                              SUB-ACCOUNT (10)     SUB-ACCOUNT (11)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          354,282    $      (1,291,820)
   Net realized gain (loss) on security transactions.......................          15,197,438           22,571,880
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......         (52,823,186)         (34,203,348)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........         (37,271,466)         (12,923,288)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           2,031,738            2,346,670
   Net transfers...........................................................          15,862,403           (7,634,582)
   Surrenders for benefit payments and fees................................         (62,785,192)         (65,301,056)
   Other transactions......................................................             212,163              142,989
   Death benefits..........................................................          (5,446,912)          (6,894,829)
   Net annuity transactions................................................             631,631              595,797
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (49,494,169)         (76,745,011)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (86,765,635)         (89,668,299)

NET ASSETS:
   Beginning of period.....................................................         344,232,677          374,312,587
                                                                             -------------------  -------------------
   End of period...........................................................  $      257,467,042    $     284,644,288
                                                                             ===================  ===================

                                                                                  FRANKLIN
                                                                                MUTUAL GLOBAL         FRANKLIN
                                                                                  DISCOVERY        FLEX CAP GROWTH
                                                                                  VIP FUND            VIP FUND
                                                                              SUB-ACCOUNT (12)    SUB-ACCOUNT (13)
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $       1,048,742   $        (730,934)
   Net realized gain (loss) on security transactions.......................          17,538,106           3,511,098
   Net realized gain distributions.........................................          21,827,039           5,710,781
   Change in unrealized appreciation (depreciation) during the period......         (26,527,701)         (7,190,876)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........          13,886,186           1,300,069
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           1,921,516             475,088
   Net transfers...........................................................          (6,513,174)          1,029,648
   Surrenders for benefit payments and fees................................         (61,357,991)         (7,663,642)
   Other transactions......................................................             107,213               4,881
   Death benefits..........................................................          (6,893,586)           (630,111)
   Net annuity transactions................................................             390,249                (408)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (72,345,773)         (6,784,544)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................         (58,459,587)         (5,484,475)

NET ASSETS:
   Beginning of period.....................................................         370,297,414          40,741,967
                                                                             -------------------  ------------------
   End of period...........................................................   $     311,837,827   $      35,257,492
                                                                             ===================  ==================

                                                                                  FRANKLIN
                                                                               LARGE CAP VALUE        TEMPLETON
                                                                                  VIP FUND           GLOBAL BOND
                                                                                 SUB-ACCOUNT          VIP FUND
                                                                                  (14)(15)        SUB-ACCOUNT (16)
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          97,262   $        3,025,772
   Net realized gain (loss) on security transactions.......................           (672,529)             940,338
   Net realized gain distributions.........................................          7,102,150                   --
   Change in unrealized appreciation (depreciation) during the period......         (5,948,692)          (3,544,867)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            578,191              421,243
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             27,271              931,843
   Net transfers...........................................................        (23,781,886)           2,111,125
   Surrenders for benefit payments and fees................................         (4,973,590)         (15,361,056)
   Other transactions......................................................             23,658                4,786
   Death benefits..........................................................           (324,730)          (1,687,629)
   Net annuity transactions................................................            (71,855)             (13,007)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (29,101,132)         (14,013,938)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................        (28,522,941)         (13,592,695)

NET ASSETS:
   Beginning of period.....................................................         28,522,941           91,465,010
                                                                             ------------------  -------------------
   End of period...........................................................  $              --   $       77,872,315
                                                                             ==================  ===================

(6) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(7) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(8)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.

(9) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(10)  Formerly Templeton Foreign Securities Fund. Change effective May 1,
      2014.

(11)  Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(12) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.

(13) Formerly Franklin Flex Cap Growth Securities Fund. Change effective May 1, 2014.

(14) Formerly Franklin Large Cap Value Securities Fund. Change effective May 1, 2014.

(15) Effective November 7, 2014 Franklin Large Cap Value VIP Fund was liquidated.

(16)  Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-70

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-71

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                       HARTFORD
                                                                                  HARTFORD               TOTAL
                                                                                  BALANCED            RETURN BOND
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          28,286   $       10,821,094
   Net realized gain (loss) on security transactions.......................           1,804,066           19,095,584
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......            (228,586)           1,220,031
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,603,766           31,136,709
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              29,646            6,590,627
   Net transfers...........................................................           2,319,576            5,775,340
   Surrenders for benefit payments and fees................................          (5,293,727)        (197,271,560)
   Other transactions......................................................               1,475              221,195
   Death benefits..........................................................            (263,691)          (8,456,624)
   Net annuity transactions................................................                  --               (5,346)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,206,721)        (193,146,368)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,602,955)        (162,009,659)

NET ASSETS:
   Beginning of period.....................................................          20,632,562          733,978,421
                                                                             -------------------  -------------------
   End of period...........................................................   $      19,029,607   $      571,968,762
                                                                             ===================  ===================

                                                                                  HARTFORD             HARTFORD
                                                                                   CAPITAL             DIVIDEND
                                                                                APPRECIATION          AND GROWTH
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $       (3,545,440)  $       1,039,540
   Net realized gain (loss) on security transactions.......................          85,979,909          59,616,616
   Net realized gain distributions.........................................          74,426,250          47,152,886
   Change in unrealized appreciation (depreciation) during the period......        (123,169,179)        (61,073,933)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........          33,691,540          46,735,109
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           6,073,749           4,430,661
   Net transfers...........................................................         (19,680,469)        (22,112,854)
   Surrenders for benefit payments and fees................................        (141,741,732)       (112,907,813)
   Other transactions......................................................             110,808              76,896
   Death benefits..........................................................          (7,691,734)         (6,221,796)
   Net annuity transactions................................................             (30,534)            144,572
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (162,959,912)       (136,590,334)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................        (129,268,372)        (89,855,225)

NET ASSETS:
   Beginning of period.....................................................         636,714,458         469,218,428
                                                                             -------------------  ------------------
   End of period...........................................................  $      507,446,086   $     379,363,203
                                                                             ===================  ==================


                                                                                  HARTFORD            HARTFORD
                                                                               GLOBAL RESEARCH      GLOBAL GROWTH
                                                                                  HLS FUND            HLS FUND
                                                                              SUB-ACCOUNT (17)    SUB-ACCOUNT (17)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          10,523   $         (27,068)
   Net realized gain (loss) on security transactions.......................            293,479             288,261
   Net realized gain distributions.........................................             42,838                  --
   Change in unrealized appreciation (depreciation) during the period......           (271,901)           (112,710)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             74,939             148,483
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              2,994              33,213
   Net transfers...........................................................         (1,187,929)          1,281,088
   Surrenders for benefit payments and fees................................            (96,841)           (868,256)
   Other transactions......................................................                 (1)                (38)
   Death benefits..........................................................             (2,949)            (73,377)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,284,726)            372,630
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (1,209,787)            521,113

NET ASSETS:
   Beginning of period.....................................................          1,209,787           3,033,315
                                                                             ------------------  ------------------
   End of period...........................................................  $              --   $       3,554,428
                                                                             ==================  ==================

                                                                                 HARTFORD
                                                                                DISCIPLINED          HARTFORD
                                                                                  EQUITY              GROWTH
                                                                                 HLS FUND            HLS FUND
                                                                                SUB-ACCOUNT      SUB-ACCOUNT (18)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (923,189)  $         (80,823)
   Net realized gain (loss) on security transactions.......................         18,995,707           3,773,356
   Net realized gain distributions.........................................            897,758           5,302,598
   Change in unrealized appreciation (depreciation) during the period......         (5,178,694)         (8,432,218)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........         13,791,582             562,913
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            805,464              40,632
   Net transfers...........................................................         (9,453,363)        (18,492,601)
   Surrenders for benefit payments and fees................................        (27,148,770)         (1,386,199)
   Other transactions......................................................             37,877                (203)
   Death benefits..........................................................         (1,156,183)            (91,732)
   Net annuity transactions................................................             (1,070)            (10,515)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (36,916,045)        (19,940,618)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................        (23,124,463)        (19,377,705)

NET ASSETS:
   Beginning of period.....................................................        116,872,515          19,377,705
                                                                             ------------------  ------------------
   End of period...........................................................  $      93,748,052   $              --
                                                                             ==================  ==================

                                                                                 HARTFORD
                                                                                  GROWTH             HARTFORD
                                                                               OPPORTUNITIES        HIGH YIELD
                                                                                 HLS FUND            HLS FUND
                                                                             SUB-ACCOUNT (18)       SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $      (1,969,658)  $       2,520,325
   Net realized gain (loss) on security transactions.......................         24,876,679           1,050,217
   Net realized gain distributions.........................................         24,386,857                  --
   Change in unrealized appreciation (depreciation) during the period......        (29,441,612)         (2,866,435)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........         17,852,266             704,107
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................          1,489,121             574,957
   Net transfers...........................................................          7,843,323            (728,233)
   Surrenders for benefit payments and fees................................        (38,158,440)        (10,091,525)
   Other transactions......................................................             56,964               1,678
   Death benefits..........................................................         (1,795,844)           (802,503)
   Net annuity transactions................................................              9,322                (541)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (30,555,554)        (11,046,167)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................        (12,703,288)        (10,342,060)

NET ASSETS:
   Beginning of period.....................................................        159,748,073          48,924,260
                                                                             ------------------  ------------------
   End of period...........................................................  $     147,044,785   $      38,582,200
                                                                             ==================  ==================

(17) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(18) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-72

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-73

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                        HARTFORD
                                                                                   HARTFORD           INTERNATIONAL
                                                                                     INDEX            OPPORTUNITIES
                                                                                   HLS FUND             HLS FUND
                                                                               SUB-ACCOUNT (19)        SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         126,353    $         299,508
   Net realized gain (loss) on security transactions.........................          6,376,594            2,972,596
   Net realized gain distributions...........................................          1,521,864                   --
   Change in unrealized appreciation (depreciation) during the period........         (7,138,851)          (5,515,932)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            885,960           (2,243,828)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            223,270              456,208
   Net transfers.............................................................        (34,753,085)           1,906,496
   Surrenders for benefit payments and fees..................................         (1,379,569)         (11,308,915)
   Other transactions........................................................              2,440               19,596
   Death benefits............................................................           (116,583)            (419,061)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (36,023,527)          (9,345,676)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (35,137,567)         (11,589,504)

NET ASSETS:
   Beginning of period.......................................................         35,137,567           54,368,079
                                                                               ------------------  -------------------
   End of period.............................................................  $              --    $      42,778,575
                                                                               ==================  ===================

                                                                                    HARTFORD
                                                                                  SMALL/MID CAP         HARTFORD
                                                                                     EQUITY          ULTRASHORT BOND
                                                                                    HLS FUND            HLS FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (10,350)  $      (5,143,683)
   Net realized gain (loss) on security transactions.........................            598,993             234,233
   Net realized gain distributions...........................................          1,407,680                  --
   Change in unrealized appreciation (depreciation) during the period........         (1,757,083)            180,532
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            239,240          (4,728,918)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            172,912           1,976,073
   Net transfers.............................................................           (577,217)        (18,138,612)
   Surrenders for benefit payments and fees..................................         (1,452,202)        (83,535,355)
   Other transactions........................................................              1,353             495,481
   Death benefits............................................................            (50,574)         (9,504,632)
   Net annuity transactions..................................................               (988)            190,338
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,906,716)       (108,516,707)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (1,667,476)       (113,245,625)

NET ASSETS:
   Beginning of period.......................................................          8,835,165         359,160,633
                                                                               ------------------  ------------------
   End of period.............................................................  $       7,167,689   $     245,915,008
                                                                               ==================  ==================


                                                                                   HARTFORD             HARTFORD
                                                                                 SMALL COMPANY       SMALLCAP GROWTH
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (276,210)   $        (167,264)
   Net realized gain (loss) on security transactions.........................          1,708,661              790,323
   Net realized gain distributions...........................................          2,999,495            1,812,022
   Change in unrealized appreciation (depreciation) during the period........         (3,567,650)          (2,263,937)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            864,296              171,144
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             91,771               46,046
   Net transfers.............................................................         (1,666,701)          (1,607,090)
   Surrenders for benefit payments and fees..................................         (4,962,635)          (1,903,099)
   Other transactions........................................................              6,077                7,210
   Death benefits............................................................           (112,645)             (46,803)
   Net annuity transactions..................................................                 --                 (375)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (6,644,133)          (3,504,111)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (5,779,837)          (3,332,967)

NET ASSETS:
   Beginning of period.......................................................         21,697,890           11,759,718
                                                                               ------------------  -------------------
   End of period.............................................................  $      15,918,053    $       8,426,751
                                                                               ==================  ===================

                                                                                                        HARTFORD
                                                                                    HARTFORD         U.S. GOVERNMENT
                                                                                      STOCK            SECURITIES
                                                                                    HLS FUND            HLS FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           4,198   $         129,617
   Net realized gain (loss) on security transactions.........................            197,655            (173,267)
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........                (55)            327,884
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            201,798             284,234
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             93,020             268,566
   Net transfers.............................................................              8,882             205,086
   Surrenders for benefit payments and fees..................................           (495,031)         (5,604,055)
   Other transactions........................................................                  8               4,657
   Death benefits............................................................                 --            (488,241)
   Net annuity transactions..................................................                 --                (364)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (393,121)         (5,614,351)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (191,323)         (5,330,117)

NET ASSETS:
   Beginning of period.......................................................          2,376,059          25,954,659
                                                                               ------------------  ------------------
   End of period.............................................................  $       2,184,736   $      20,624,542
                                                                               ==================  ==================


                                                                                   HARTFORD         AMERICAN FUNDS
                                                                                     VALUE         ASSET ALLOCATION
                                                                                   HLS FUND            HLS FUND
                                                                                  SUB-ACCOUNT      SUB-ACCOUNT (20)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          15,330   $           3,054
   Net realized gain (loss) on security transactions.........................          1,827,987          (4,965,447)
   Net realized gain distributions...........................................                 --          13,522,009
   Change in unrealized appreciation (depreciation) during the period........            114,484          (9,138,094)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,957,801            (578,478)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            110,491             197,566
   Net transfers.............................................................         (2,029,303)        (40,756,314)
   Surrenders for benefit payments and fees..................................         (2,831,481)         (5,847,722)
   Other transactions........................................................              7,254               6,532
   Death benefits............................................................           (265,540)           (264,974)
   Net annuity transactions..................................................                 --              (1,707)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (5,008,579)        (46,666,619)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (3,050,778)        (47,245,097)

NET ASSETS:
   Beginning of period.......................................................         22,957,524          47,245,097
                                                                               ------------------  ------------------
   End of period.............................................................  $      19,906,746   $              --
                                                                               ==================  ==================

(19) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(20) Effective October 20, 2014 American Funds Asset Allocation HLS Fund merged with HIMCO VIT American Funds Asset Allocation Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-74

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-75

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                               AMERICAN FUNDS
                                                                                  BLUE CHIP
                                                                                 INCOME AND         AMERICAN FUNDS
                                                                                   GROWTH                BOND
                                                                                  HLS FUND             HLS FUND
                                                                              SUB-ACCOUNT (21)     SUB-ACCOUNT (22)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $          78,774    $        582,575
   Net realized gain (loss) on security transactions........................          2,701,619          (1,781,779)
   Net realized gain distributions..........................................          7,486,354           7,540,595
   Change in unrealized appreciation (depreciation) during the period.......         (8,313,559)            473,420
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          1,953,188           6,814,811
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................            579,236           1,307,244
   Net transfers............................................................        (35,306,336)       (158,525,991)
   Surrenders for benefit payments and fees.................................         (3,718,011)        (49,060,217)
   Other transactions.......................................................              2,330             103,948
   Death benefits...........................................................           (301,340)         (1,057,009)
   Net annuity transactions.................................................                 --             (68,874)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (38,744,121)       (207,300,899)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (36,790,933)       (200,486,088)

NET ASSETS:
   Beginning of period......................................................         36,790,933         200,486,088
                                                                              ------------------  ------------------
   End of period............................................................  $              --    $             --
                                                                              ==================  ==================


                                                                                                    AMERICAN FUNDS
                                                                               AMERICAN FUNDS        GLOBAL GROWTH
                                                                                 GLOBAL BOND          AND INCOME
                                                                                  HLS FUND             HLS FUND
                                                                              SUB-ACCOUNT (23)     SUB-ACCOUNT (24)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (166,996)   $        679,091
   Net realized gain (loss) on security transactions........................         (1,180,935)         (5,176,578)
   Net realized gain distributions..........................................          1,107,681          15,576,695
   Change in unrealized appreciation (depreciation) during the period.......            583,398         (11,782,811)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........            343,148            (703,603)
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             59,829             214,849
   Net transfers............................................................        (13,027,562)        (35,800,737)
   Surrenders for benefit payments and fees.................................         (1,043,294)         (4,506,580)
   Other transactions.......................................................                671              14,569
   Death benefits...........................................................           (120,831)           (323,293)
   Net annuity transactions.................................................                 --              (1,962)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (14,131,187)        (40,403,154)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (13,788,039)        (41,106,757)

NET ASSETS:
   Beginning of period......................................................         13,788,039          41,106,757
                                                                              ------------------  ------------------
   End of period............................................................  $              --    $             --
                                                                              ==================  ==================


                                                                                                   AMERICAN FUNDS
                                                                                AMERICAN FUNDS      GLOBAL SMALL
                                                                                 GLOBAL GROWTH     CAPITALIZATION
                                                                                   HLS FUND           HLS FUND
                                                                               SUB-ACCOUNT (25)   SUB-ACCOUNT (26)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         (95,059)  $        (445,914)
   Net realized gain (loss) on security transactions........................         (3,276,486)            213,807
   Net realized gain distributions..........................................          8,305,474           8,918,721
   Change in unrealized appreciation (depreciation) during the period.......         (6,005,861)        (10,685,539)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         (1,071,932)         (1,998,925)
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................            125,870             321,345
   Net transfers............................................................        (17,089,976)        (38,830,954)
   Surrenders for benefit payments and fees.................................         (2,469,178)         (9,987,450)
   Other transactions.......................................................             15,867              27,390
   Death benefits...........................................................           (333,660)           (155,121)
   Net annuity transactions.................................................                 --             (30,014)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (19,751,077)        (48,654,804)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (20,823,009)        (50,653,729)

NET ASSETS:
   Beginning of period......................................................         20,823,009          50,653,729
                                                                              ------------------  ------------------
   End of period............................................................  $              --   $              --
                                                                              ==================  ==================



                                                                                AMERICAN FUNDS     AMERICAN FUNDS
                                                                                    GROWTH          GROWTH-INCOME
                                                                                   HLS FUND           HLS FUND
                                                                               SUB-ACCOUNT (27)   SUB-ACCOUNT (28)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (1,343,280)  $        (268,692)
   Net realized gain (loss) on security transactions........................         26,570,277          15,729,774
   Net realized gain distributions..........................................         81,546,456          44,754,328
   Change in unrealized appreciation (depreciation) during the period.......       (108,595,232)        (57,197,443)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         (1,821,779)          3,017,967
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          2,160,628           1,192,296
   Net transfers............................................................       (234,856,611)       (140,006,401)
   Surrenders for benefit payments and fees.................................        (48,950,806)        (24,512,534)
   Other transactions.......................................................            115,032              59,438
   Death benefits...........................................................         (1,727,169)           (886,384)
   Net annuity transactions.................................................            (89,663)            (82,093)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (283,348,589)       (164,235,678)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................       (285,170,368)       (161,217,711)

NET ASSETS:
   Beginning of period......................................................        285,170,368         161,217,711
                                                                              ------------------  ------------------
   End of period............................................................  $              --   $              --
                                                                              ==================  ==================



                                                                                AMERICAN FUNDS     AMERICAN FUNDS
                                                                                 INTERNATIONAL        NEW WORLD
                                                                                   HLS FUND           HLS FUND
                                                                               SUB-ACCOUNT (29)   SUB-ACCOUNT (30)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (250,286)  $         (77,409)
   Net realized gain (loss) on security transactions........................          6,050,742          (7,143,515)
   Net realized gain distributions..........................................         31,395,384           8,389,173
   Change in unrealized appreciation (depreciation) during the period.......        (46,901,257)         (2,859,355)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         (9,705,417)         (1,691,106)
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          1,621,491             225,356
   Net transfers............................................................       (138,299,569)        (22,635,707)
   Surrenders for benefit payments and fees.................................        (35,675,241)         (3,086,542)
   Other transactions.......................................................             59,935               2,230
   Death benefits...........................................................         (1,407,677)           (201,537)
   Net annuity transactions.................................................            (42,364)                 --
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (173,743,425)        (25,696,200)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................       (183,448,842)        (27,387,306)

NET ASSETS:
   Beginning of period......................................................        183,448,842          27,387,306
                                                                              ------------------  ------------------
   End of period............................................................  $              --   $              --
                                                                              ==================  ==================

(21) Effective October 20, 2014 American Funds Blue Chip Income and Growth HLS Fund merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund.

(22) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(23) Effective October 20, 2014 American Funds Global Bond HLS Fund merged with HIMCO VIT American Funds Global Bond Fund.

(24) Effective October 20, 2014 American Funds Global Growth and Income HLS Fund merged with HIMCO VIT American Funds Global Growth and Income Fund.

(25) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(26) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(27) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(28) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(29) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(30) Effective October 20, 2014 American Funds New World HLS Fund merged with HIMCO VIT American Funds New World Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-76

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-77

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                   HARTFORD
                                                                                   PORTFOLIO           LORD ABBETT
                                                                                  DIVERSIFIER          FUNDAMENTAL
                                                                                   HLS FUND            EQUITY FUND
                                                                               SUB-ACCOUNT (31)        SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (854,004)   $         (89,302)
   Net realized gain (loss) on security transactions.........................        (44,800,779)             319,021
   Net realized gain distributions...........................................                 --            2,531,604
   Change in unrealized appreciation (depreciation) during the period........         44,047,951           (1,879,178)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         (1,606,832)             882,145
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          2,456,683              128,930
   Net transfers.............................................................       (302,784,589)            (821,120)
   Surrenders for benefit payments and fees..................................        (14,147,912)            (704,383)
   Other transactions........................................................              4,287                   20
   Death benefits............................................................         (1,983,524)            (101,697)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....       (316,455,055)          (1,498,250)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................       (318,061,887)            (616,105)

NET ASSETS:
   Beginning of period.......................................................        318,061,887           14,954,661
                                                                               ------------------  -------------------
   End of period.............................................................  $              --    $      14,338,556
                                                                               ==================  ===================

                                                                                   LORD ABBETT
                                                                                   CALIBRATED         LORD ABBETT
                                                                                    DIVIDEND             BOND
                                                                                   GROWTH FUND      DEBENTURE FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           9,251   $       1,389,521
   Net realized gain (loss) on security transactions.........................          1,266,667           1,835,855
   Net realized gain distributions...........................................          1,993,547           1,237,017
   Change in unrealized appreciation (depreciation) during the period........         (1,708,206)         (2,875,711)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,561,259           1,586,682
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            105,844             301,387
   Net transfers.............................................................            413,936             272,631
   Surrenders for benefit payments and fees..................................         (4,578,177)        (11,123,496)
   Other transactions........................................................              3,324               4,805
   Death benefits............................................................           (407,088)           (872,463)
   Net annuity transactions..................................................               (721)             89,955
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (4,462,882)        (11,327,181)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (2,901,623)         (9,740,499)

NET ASSETS:
   Beginning of period.......................................................         18,126,146          55,209,422
                                                                               ------------------  ------------------
   End of period.............................................................  $      15,224,523   $      45,468,923
                                                                               ==================  ==================


                                                                                  LORD ABBETT
                                                                                  GROWTH AND            MFS CORE
                                                                                  INCOME FUND         EQUITY SERIES
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (82,809)   $        (179,585)
   Net realized gain (loss) on security transactions.........................            997,328            1,136,261
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........           (309,678)             619,326
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            604,841            1,576,002
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             38,750               56,084
   Net transfers.............................................................           (453,221)             480,157
   Surrenders for benefit payments and fees..................................         (1,642,644)          (2,619,348)
   Other transactions........................................................                 36                   25
   Death benefits............................................................           (166,859)            (490,095)
   Net annuity transactions..................................................                 --              (26,428)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,223,938)          (2,599,605)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (1,619,097)          (1,023,603)

NET ASSETS:
   Beginning of period.......................................................         11,416,004           20,424,438
                                                                               ------------------  -------------------
   End of period.............................................................  $       9,796,907    $      19,400,835
                                                                               ==================  ===================



                                                                                   MFS GROWTH          MFS GLOBAL
                                                                                     SERIES           EQUITY SERIES
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (2,517,613)  $        (274,962)
   Net realized gain (loss) on security transactions.........................         11,235,462           2,064,525
   Net realized gain distributions...........................................         10,701,273             233,760
   Change in unrealized appreciation (depreciation) during the period........         (8,249,676)         (1,591,430)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         11,169,446             431,893
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,184,602             147,243
   Net transfers.............................................................         (2,843,022)           (285,371)
   Surrenders for benefit payments and fees..................................        (34,298,791)         (4,795,357)
   Other transactions........................................................            343,076              24,373
   Death benefits............................................................         (2,307,393)           (389,827)
   Net annuity transactions..................................................             95,640              50,644
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (37,825,888)         (5,248,295)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (26,656,442)         (4,816,402)

NET ASSETS:
   Beginning of period.......................................................        178,720,894          27,230,932
                                                                               ------------------  ------------------
   End of period.............................................................  $     152,064,452   $      22,414,530
                                                                               ==================  ==================


                                                                                 MFS INVESTORS
                                                                                    GROWTH            MFS INVESTORS
                                                                                 STOCK SERIES         TRUST SERIES
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (489,918)   $      (1,857,267)
   Net realized gain (loss) on security transactions.........................          2,871,598           21,434,113
   Net realized gain distributions...........................................          2,034,051           14,173,911
   Change in unrealized appreciation (depreciation) during the period........         (1,106,960)         (18,083,165)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          3,308,771           15,667,592
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            149,167            1,636,282
   Net transfers.............................................................           (844,185)         (11,844,945)
   Surrenders for benefit payments and fees..................................         (6,502,149)         (36,914,252)
   Other transactions........................................................             14,027               24,322
   Death benefits............................................................           (800,943)          (3,884,370)
   Net annuity transactions..................................................            179,741              398,296
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (7,804,342)         (50,584,667)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (4,495,571)         (34,917,075)

NET ASSETS:
   Beginning of period.......................................................         41,144,906          213,740,356
                                                                               ------------------  -------------------
   End of period.............................................................  $      36,649,335    $     178,823,281
                                                                               ==================  ===================

(31) Effective October 20, 2014 Hartford Portfolio Diversifier HLS Fund merged with HIMCO VIT Portfolio Diversifier Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-78

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-79

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                                   MFS MID CAP            MFS NEW
                                                                                  GROWTH SERIES      DISCOVERY SERIES
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $      (1,053,642)  $      (2,613,777)
   Net realized gain (loss) on security transactions.........................           4,138,504          10,500,734
   Net realized gain distributions...........................................           5,899,365          26,527,641
   Change in unrealized appreciation (depreciation) during the period........          (5,476,643)        (49,149,301)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           3,507,584         (14,734,703)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             256,438           1,079,571
   Net transfers.............................................................            (609,078)        (14,832,798)
   Surrenders for benefit payments and fees..................................          (9,286,447)        (27,872,272)
   Other transactions........................................................              15,327              19,634
   Death benefits............................................................            (984,679)         (2,773,149)
   Net annuity transactions..................................................             212,985             243,653
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (10,395,454)        (44,135,361)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (6,887,870)        (58,870,064)

NET ASSETS:
   Beginning of period.......................................................          60,765,890         174,807,224
                                                                               -------------------  ------------------
   End of period.............................................................   $      53,878,020   $     115,937,160
                                                                               ===================  ==================



                                                                                    MFS TOTAL          MFS VALUE
                                                                                  RETURN SERIES         SERIES
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $            (916)  $        (649,692)
   Net realized gain (loss) on security transactions.........................         30,581,402          37,879,553
   Net realized gain distributions...........................................         14,489,884          10,340,905
   Change in unrealized appreciation (depreciation) during the period........         (9,084,466)        (19,615,754)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         35,985,904          27,955,012
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          3,775,145           2,060,860
   Net transfers.............................................................         (6,547,684)        (24,568,728)
   Surrenders for benefit payments and fees..................................       (112,210,812)        (72,287,626)
   Other transactions........................................................             65,557             265,639
   Death benefits............................................................        (15,267,352)         (5,524,608)
   Net annuity transactions..................................................          1,796,818             283,574
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....       (128,388,328)        (99,770,889)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (92,402,424)        (71,815,877)

NET ASSETS:
   Beginning of period.......................................................        621,611,838         395,887,084
                                                                               ------------------  ------------------
   End of period.............................................................  $     529,209,414   $     324,071,207
                                                                               ==================  ==================


                                                                                                       MFS RESEARCH
                                                                                  MFS RESEARCH         INTERNATIONAL
                                                                                   BOND SERIES            SERIES
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $       8,809,000   $         (78,510)
   Net realized gain (loss) on security transactions.........................          10,928,833             195,548
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........          12,346,014          (2,268,368)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          32,083,847          (2,151,330)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................           3,890,995             160,195
   Net transfers.............................................................           3,349,848           2,882,477
   Surrenders for benefit payments and fees..................................        (178,947,466)         (4,876,448)
   Other transactions........................................................           1,735,506               9,363
   Death benefits............................................................         (10,114,509)           (369,734)
   Net annuity transactions..................................................             316,935              36,221
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (179,768,691)         (2,157,926)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................        (147,684,844)         (4,309,256)

NET ASSETS:
   Beginning of period.......................................................         819,089,472          27,807,527
                                                                               -------------------  ------------------
   End of period.............................................................   $     671,404,628   $      23,498,271
                                                                               ===================  ==================



                                                                                 MFS RESEARCH          MFS HIGH
                                                                                    SERIES          YIELD PORTFOLIO
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (217,649)  $       4,491,312
   Net realized gain (loss) on security transactions.........................          2,495,682           1,806,070
   Net realized gain distributions...........................................          1,712,474                  --
   Change in unrealized appreciation (depreciation) during the period........         (2,115,345)         (4,328,611)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,875,162           1,968,771
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            100,263             903,256
   Net transfers.............................................................          1,355,891         (13,940,019)
   Surrenders for benefit payments and fees..................................         (4,845,288)        (26,366,682)
   Other transactions........................................................             10,018              64,252
   Death benefits............................................................           (639,246)         (4,665,312)
   Net annuity transactions..................................................             66,300             579,008
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (3,952,062)        (43,425,497)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (2,076,900)        (41,456,726)

NET ASSETS:
   Beginning of period.......................................................         29,265,106         157,908,538
                                                                               ------------------  ------------------
   End of period.............................................................  $      27,188,206   $     116,451,812
                                                                               ==================  ==================

                                                                                                         BLACKROCK
                                                                                    BLACKROCK             GLOBAL
                                                                                GLOBAL ALLOCATION      OPPORTUNITIES
                                                                                    V.I. FUND            V.I. FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          55,580   $          (3,080)
   Net realized gain (loss) on security transactions.........................              29,879              23,645
   Net realized gain distributions...........................................             418,461              15,052
   Change in unrealized appreciation (depreciation) during the period........            (465,769)            (59,314)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              38,151             (23,697)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               4,152                  --
   Net transfers.............................................................             101,136             (11,540)
   Surrenders for benefit payments and fees..................................            (149,789)            (20,171)
   Other transactions........................................................                  (1)                 --
   Death benefits............................................................             (64,335)             (1,793)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (108,837)            (33,504)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             (70,686)            (57,201)

NET ASSETS:
   Beginning of period.......................................................           4,878,497             398,006
                                                                               -------------------  ------------------
   End of period.............................................................   $       4,807,811   $         340,805
                                                                               ===================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-80

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-81

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                    BLACKROCK           BLACKROCK
                                                                                    LARGE CAP            EQUITY
                                                                                GROWTH V.I. FUND   DIVIDEND V.I. FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (11,443)   $          59,606
   Net realized gain (loss) on security transactions.........................            101,906              364,246
   Net realized gain distributions...........................................            110,168              611,494
   Change in unrealized appreciation (depreciation) during the period........           (103,501)            (213,256)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             97,130              822,090
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --               15,275
   Net transfers.............................................................             20,418             (771,955)
   Surrenders for benefit payments and fees..................................           (163,243)            (521,052)
   Other transactions........................................................                 --                 (144)
   Death benefits............................................................            (64,732)             (15,318)
   Net annuity transactions..................................................             16,193                 (729)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (191,364)          (1,293,923)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            (94,234)            (471,833)

NET ASSETS:
   Beginning of period.......................................................            942,228           10,732,962
                                                                               ------------------  -------------------
   End of period.............................................................  $         847,994    $      10,261,129
                                                                               ==================  ===================


                                                                                 UIF CORE PLUS
                                                                                 FIXED INCOME          UIF GROWTH
                                                                                   PORTFOLIO            PORTFOLIO
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           9,226    $         (51,763)
   Net realized gain (loss) on security transactions.........................             18,239              141,542
   Net realized gain distributions...........................................                 --              227,086
   Change in unrealized appreciation (depreciation) during the period........             26,267             (182,158)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             53,732              134,707
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                3,233
   Net transfers.............................................................             98,177              (68,766)
   Surrenders for benefit payments and fees..................................           (228,488)            (658,818)
   Other transactions........................................................                 (1)                   1
   Death benefits............................................................            (46,625)             (24,259)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (176,937)            (748,609)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (123,205)            (613,902)

NET ASSETS:
   Beginning of period.......................................................            983,095            3,346,277
                                                                               ------------------  -------------------
   End of period.............................................................  $         859,890    $       2,732,375
                                                                               ==================  ===================


                                                                                   UIF MID CAP         INVESCO V.I.
                                                                                     GROWTH              AMERICAN
                                                                                    PORTFOLIO           VALUE FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (216,741)  $        (171,082)
   Net realized gain (loss) on security transactions.........................           1,262,899           1,348,876
   Net realized gain distributions...........................................           2,191,255           1,092,734
   Change in unrealized appreciation (depreciation) during the period........          (3,232,853)         (1,231,614)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........               4,560           1,038,914
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              57,318              40,437
   Net transfers.............................................................             235,771            (126,925)
   Surrenders for benefit payments and fees..................................          (3,046,539)         (2,244,065)
   Other transactions........................................................               5,332               3,114
   Death benefits............................................................            (149,479)            (73,130)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (2,897,597)         (2,400,569)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (2,893,037)         (1,361,655)

NET ASSETS:
   Beginning of period.......................................................          17,333,856          14,215,747
                                                                               -------------------  ------------------
   End of period.............................................................  $       14,440,819   $      12,854,092
                                                                               ===================  ==================

                                                                                 MORGAN STANLEY        BLACKROCK
                                                                                     MID CAP            CAPITAL
                                                                                     GROWTH          APPRECIATION
                                                                                    PORTFOLIO          V.I. FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (11,116)  $         (89,627)
   Net realized gain (loss) on security transactions.........................             45,098             245,755
   Net realized gain distributions...........................................             70,043           1,402,320
   Change in unrealized appreciation (depreciation) during the period........           (112,716)           (873,338)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (8,691)            685,110
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --              10,333
   Net transfers.............................................................             44,140            (880,858)
   Surrenders for benefit payments and fees..................................           (118,403)           (467,916)
   Other transactions........................................................                (61)                (56)
   Death benefits............................................................            (32,399)            (14,248)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (106,723)         (1,352,745)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (115,414)           (667,635)

NET ASSETS:
   Beginning of period.......................................................            709,839           9,392,354
                                                                               ------------------  ------------------
   End of period.............................................................  $         594,425   $       8,724,719
                                                                               ==================  ==================

                                                                                  OPPENHEIMER
                                                                                    CAPITAL           OPPENHEIMER
                                                                                 APPRECIATION           GLOBAL
                                                                                    FUND/VA             FUND/VA
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (33,173)  $        (136,781)
   Net realized gain (loss) on security transactions.........................            261,235           1,790,052
   Net realized gain distributions...........................................             53,020             857,554
   Change in unrealized appreciation (depreciation) during the period........            (16,495)         (2,395,636)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            264,587             115,189
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             12,600              72,983
   Net transfers.............................................................            483,705            (287,666)
   Surrenders for benefit payments and fees..................................           (501,709)         (3,297,365)
   Other transactions........................................................                  3               2,993
   Death benefits............................................................                131             (63,946)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             (5,270)         (3,573,001)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            259,317          (3,457,812)

NET ASSETS:
   Beginning of period.......................................................          2,252,777          19,317,277
                                                                               ------------------  ------------------
   End of period.............................................................  $       2,512,094   $      15,859,465
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-82

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-83

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                      OPPENHEIMER
                                                                                   OPPENHEIMER        MAIN STREET
                                                                                   MAIN STREET         SMALL CAP
                                                                                     FUND/VA            FUND/VA
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (38,422)  $        (217,876)
   Net realized gain (loss) on security transactions.........................            279,022           3,101,526
   Net realized gain distributions...........................................             73,762           3,386,592
   Change in unrealized appreciation (depreciation) during the period........            (17,341)         (4,145,701)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            297,021           2,124,541
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              6,365             171,144
   Net transfers.............................................................            108,610            (479,478)
   Surrenders for benefit payments and fees..................................           (426,705)         (5,130,744)
   Other transactions........................................................              2,008               1,564
   Death benefits............................................................            (90,923)           (272,204)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (400,645)         (5,709,718)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (103,624)         (3,585,177)

NET ASSETS:
   Beginning of period.......................................................          3,800,498          25,782,479
                                                                               ------------------  ------------------
   End of period.............................................................  $       3,696,874   $      22,197,302
                                                                               ==================  ==================


                                                                                  OPPENHEIMER           PUTNAM VT
                                                                                    EQUITY             DIVERSIFIED
                                                                                  INCOME FUND          INCOME FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (2,427)  $       4,365,820
   Net realized gain (loss) on security transactions.........................            182,206             985,046
   Net realized gain distributions...........................................            147,096                  --
   Change in unrealized appreciation (depreciation) during the period........            (18,452)         (5,797,835)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            308,423            (446,969)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             59,557             494,218
   Net transfers.............................................................             87,201             472,405
   Surrenders for benefit payments and fees..................................           (661,112)        (13,933,869)
   Other transactions........................................................                946               2,579
   Death benefits............................................................            (18,428)           (732,101)
   Net annuity transactions..................................................                 --             130,779
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (531,836)        (13,565,989)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (223,413)        (14,012,958)

NET ASSETS:
   Beginning of period.......................................................          3,689,507          69,534,219
                                                                               ------------------  ------------------
   End of period.............................................................  $       3,466,094   $      55,521,261
                                                                               ==================  ==================


                                                                                   PUTNAM VT            PUTNAM VT
                                                                                 GLOBAL ASSET         INTERNATIONAL
                                                                                ALLOCATION FUND        VALUE FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          36,495    $          (3,620)
   Net realized gain (loss) on security transactions.........................            294,124               42,442
   Net realized gain distributions...........................................            185,477                   --
   Change in unrealized appreciation (depreciation) during the period........           (171,595)            (158,290)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            344,501             (119,468)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             34,862                   --
   Net transfers.............................................................           (299,296)              95,592
   Surrenders for benefit payments and fees..................................           (511,618)            (158,896)
   Other transactions........................................................                 26                   --
   Death benefits............................................................                 --              (14,027)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (776,026)             (77,331)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (431,525)            (196,799)

NET ASSETS:
   Beginning of period.......................................................          5,048,593            1,150,307
                                                                               ------------------  -------------------
   End of period.............................................................  $       4,617,068    $         953,508
                                                                               ==================  ===================


                                                                                    PUTNAM VT
                                                                                  INTERNATIONAL        PUTNAM VT
                                                                                   EQUITY FUND      INVESTORS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (9,704)  $            (154)
   Net realized gain (loss) on security transactions.........................            104,447               3,811
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........           (200,668)             25,922
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           (105,925)             29,579
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              2,045                 384
   Net transfers.............................................................             39,546             249,832
   Surrenders for benefit payments and fees..................................           (332,198)             (6,593)
   Other transactions........................................................                829                  --
   Death benefits............................................................             (2,584)                 --
   Net annuity transactions..................................................             56,168                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (236,194)            243,623
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (342,119)            273,202

NET ASSETS:
   Beginning of period.......................................................          1,585,939             185,390
                                                                               ------------------  ------------------
   End of period.............................................................  $       1,243,820   $         458,592
                                                                               ==================  ==================


                                                                                    PUTNAM VT
                                                                                    SMALL CAP            PUTNAM VT
                                                                                   VALUE FUND          VOYAGER FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (32,447)  $         (19,479)
   Net realized gain (loss) on security transactions.........................             106,230             746,416
   Net realized gain distributions...........................................             659,420             201,402
   Change in unrealized appreciation (depreciation) during the period........            (713,721)             16,620
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              19,482             944,959
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               6,190              82,196
   Net transfers.............................................................            (537,328)           (417,303)
   Surrenders for benefit payments and fees..................................            (455,907)           (558,547)
   Other transactions........................................................                 376                (192)
   Death benefits............................................................              (7,614)            (50,354)
   Net annuity transactions..................................................                (188)                 --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (994,471)           (944,200)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................            (974,989)                759

NET ASSETS:
   Beginning of period.......................................................           3,280,334          10,533,928
                                                                               -------------------  ------------------
   End of period.............................................................   $       2,305,345   $      10,534,687
                                                                               ===================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-84

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-85

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                                  PUTNAM VT
                                                                                   EQUITY                PIMCO
                                                                                 INCOME FUND        ALL ASSET FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          16,114    $          77,743
   Net realized gain (loss) on security transactions.......................             135,974                 (927)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......              48,898              (82,463)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             200,986               (5,647)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              22,712                3,818
   Net transfers...........................................................             372,834             (167,451)
   Surrenders for benefit payments and fees................................            (292,865)             (42,781)
   Other transactions......................................................                  (1)                   1
   Death benefits..........................................................                  --              (48,984)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             102,680             (255,397)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             303,666             (261,044)

NET ASSETS:
   Beginning of period.....................................................           1,730,502            2,028,753
                                                                             -------------------  -------------------
   End of period...........................................................   $       2,034,168    $       1,767,709
                                                                             ===================  ===================

                                                                                                     PIMCO GLOBAL
                                                                                                      MULTI-ASSET
                                                                                                        MANAGED
                                                                                  PIMCO EQS           ALLOCATION
                                                                               PATHFINDER FUND         PORTFOLIO
                                                                                 SUB-ACCOUNT       SUB-ACCOUNT (32)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (76,448)   $           8,896
   Net realized gain (loss) on security transactions.......................             246,742               (2,722)
   Net realized gain distributions.........................................             120,897                   --
   Change in unrealized appreciation (depreciation) during the period......            (269,684)              19,174
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              21,507               25,348
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              11,198                3,144
   Net transfers...........................................................            (258,934)              25,394
   Surrenders for benefit payments and fees................................            (410,692)             (28,164)
   Other transactions......................................................                  56                   --
   Death benefits..........................................................             (12,232)              (9,088)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (670,604)              (8,714)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (649,097)              16,634

NET ASSETS:
   Beginning of period.....................................................           8,157,536              764,413
                                                                             -------------------  -------------------
   End of period...........................................................   $       7,508,439    $         781,047
                                                                             ===================  ===================



                                                                               JENNISON 20/20
                                                                                    FOCUS              JENNISON
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (10,660)   $            (874)
   Net realized gain (loss) on security transactions.......................               9,410                   72
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......              26,483                3,590
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              25,233                2,788
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................                 (50)                  --
   Surrenders for benefit payments and fees................................             (10,973)                  --
   Other transactions......................................................                   1                   --
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (11,022)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              14,211                2,788

NET ASSETS:
   Beginning of period.....................................................             544,906               38,735
                                                                             -------------------  -------------------
   End of period...........................................................  $          559,117    $          41,523
                                                                             ===================  ===================



                                                                                 PRUDENTIAL          INVESCO V.I.
                                                                                    VALUE             GROWTH AND
                                                                                  PORTFOLIO           INCOME FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (6,727)  $           82,144
   Net realized gain (loss) on security transactions.......................               3,264            4,512,287
   Net realized gain distributions.........................................                  --            4,454,082
   Change in unrealized appreciation (depreciation) during the period......              30,648           (5,697,494)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              27,185            3,351,019
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --              267,356
   Net transfers...........................................................                  --           (2,574,211)
   Surrenders for benefit payments and fees................................              (4,286)          (8,430,039)
   Other transactions......................................................                   2                4,174
   Death benefits..........................................................                  --             (640,600)
   Net annuity transactions................................................                  --              (15,617)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              (4,284)         (11,388,937)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              22,901           (8,037,918)

NET ASSETS:
   Beginning of period.....................................................             355,503           44,729,272
                                                                             -------------------  -------------------
   End of period...........................................................  $          378,404   $       36,691,354
                                                                             ===================  ===================



                                                                                                     INVESCO V.I.
                                                                                INVESCO V.I.           AMERICAN
                                                                                COMSTOCK FUND       FRANCHISE FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (16,212)  $       (1,113,652)
   Net realized gain (loss) on security transactions.......................             179,291            5,021,769
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......               3,737             (161,620)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             166,816            3,746,497
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               4,986              465,535
   Net transfers...........................................................            (100,323)           4,202,317
   Surrenders for benefit payments and fees................................            (589,914)         (10,945,926)
   Other transactions......................................................                  (1)               4,810
   Death benefits..........................................................             (55,385)            (953,570)
   Net annuity transactions................................................                  --              132,579
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (740,637)          (7,094,255)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (573,821)          (3,347,758)

NET ASSETS:
   Beginning of period.....................................................           2,702,011           62,824,449
                                                                             -------------------  -------------------
   End of period...........................................................  $        2,128,190   $       59,476,691
                                                                             ===================  ===================

(32)  Formerly PIMCO Global Multi-Asset Fund. Change effective April 30,
      2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-86

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-87

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                        WELLS FARGO
                                                                                  INVESCO V.I.         ADVANTAGE VT
                                                                                     MID CAP            INDEX ASSET
                                                                                   GROWTH FUND        ALLOCATION FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (234,913)  $          (4,349)
   Net realized gain (loss) on security transactions.........................           1,443,324              56,128
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........            (672,323)             56,441
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             536,088             108,220
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             314,094              17,500
   Net transfers.............................................................          (1,073,051)             81,968
   Surrenders for benefit payments and fees..................................          (2,310,068)           (159,894)
   Other transactions........................................................               7,387                  (1)
   Death benefits............................................................            (259,653)                 --
   Net annuity transactions..................................................              35,565                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (3,285,726)            (60,427)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (2,749,638)             47,793

NET ASSETS:
   Beginning of period.......................................................          13,448,655             723,530
                                                                               -------------------  ------------------
   End of period.............................................................   $      10,699,017   $         771,323
                                                                               ===================  ==================

                                                                                  WELLS FARGO          WELLS FARGO
                                                                                 ADVANTAGE VT         ADVANTAGE VT
                                                                                 TOTAL RETURN           INTRINSIC
                                                                                   BOND FUND           VALUE FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (21,890)   $         (23,589)
   Net realized gain (loss) on security transactions.........................                502              145,993
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........            164,207               51,288
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            142,819              173,692
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             11,475               10,250
   Net transfers.............................................................            127,904             (228,460)
   Surrenders for benefit payments and fees..................................           (864,716)            (368,191)
   Other transactions........................................................              1,784                  (54)
   Death benefits............................................................           (135,640)              (5,484)
   Net annuity transactions..................................................             21,094                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (838,099)            (591,939)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (695,280)            (418,247)

NET ASSETS:
   Beginning of period.......................................................          4,292,748            2,539,064
                                                                               ------------------  -------------------
   End of period.............................................................  $       3,597,468    $       2,120,817
                                                                               ==================  ===================

                                                                                   WELLS FARGO        WELLS FARGO
                                                                                  ADVANTAGE VT       ADVANTAGE VT
                                                                                  INTERNATIONAL        SMALL CAP
                                                                                   EQUITY FUND        GROWTH FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           5,795   $         (40,310)
   Net realized gain (loss) on security transactions.........................             52,996             156,560
   Net realized gain distributions...........................................             18,565             194,115
   Change in unrealized appreciation (depreciation) during the period........           (137,813)           (412,785)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            (60,457)           (102,420)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              4,250               2,050
   Net transfers.............................................................           (118,358)              1,942
   Surrenders for benefit payments and fees..................................           (214,094)           (445,330)
   Other transactions........................................................                 16                 130
   Death benefits............................................................             (3,588)            (61,640)
   Net annuity transactions..................................................                 --               1,322
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (331,774)           (501,526)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (392,231)           (603,946)

NET ASSETS:
   Beginning of period.......................................................          1,099,723           2,534,678
                                                                               ------------------  ------------------
   End of period.............................................................  $         707,492   $       1,930,732
                                                                               ==================  ==================

                                                                                                        WELLS FARGO
                                                                                   WELLS FARGO         ADVANTAGE VT
                                                                                  ADVANTAGE VT           SMALL CAP
                                                                                 DISCOVERY FUND         VALUE FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (29,628)  $          (3,647)
   Net realized gain (loss) on security transactions.........................             285,850              (2,097)
   Net realized gain distributions...........................................             179,686                  --
   Change in unrealized appreciation (depreciation) during the period........            (480,632)              7,891
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (44,724)              2,147
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               5,000               1,500
   Net transfers.............................................................            (273,219)             58,084
   Surrenders for benefit payments and fees..................................            (300,023)            (71,920)
   Other transactions........................................................                  64                   1
   Death benefits............................................................                  --                  --
   Net annuity transactions..................................................               3,446                 897
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (564,732)            (11,438)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................            (609,456)             (9,291)

NET ASSETS:
   Beginning of period.......................................................           1,875,011             229,743
                                                                               -------------------  ------------------
   End of period.............................................................   $       1,265,555   $         220,452
                                                                               ===================  ==================


                                                                                  WELLS FARGO          HIMCO VIT
                                                                                 ADVANTAGE VT         INDEX FUND
                                                                               OPPORTUNITY FUND       SUB-ACCOUNT
                                                                                  SUB-ACCOUNT          (19)(33)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (6,249)  $         (81,000)
   Net realized gain (loss) on security transactions.........................             77,217             156,874
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            (38,115)          3,034,796
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             32,853           3,110,670
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              1,975             436,310
   Net transfers.............................................................           (171,445)         32,968,574
   Surrenders for benefit payments and fees..................................             (3,724)           (328,821)
   Other transactions........................................................                 --              (2,431)
   Death benefits............................................................                 --             (26,223)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (173,194)         33,047,409
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (140,341)         36,158,079

NET ASSETS:
   Beginning of period.......................................................            410,366                  --
                                                                               ------------------  ------------------
   End of period.............................................................  $         270,025   $      36,158,079
                                                                               ==================  ==================

(19) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(33)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-88

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-89

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                                       HIMCO VIT
                                                                                  HIMCO VIT         AMERICAN FUNDS
                                                                                  PORTFOLIO        ASSET ALLOCATION
                                                                              DIVERSIFIER FUND           FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                                  (31)(33)             (20)(33)
                                                                              ------------------  -------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (139,283)   $        (147,030)
   Net realized gain (loss) on security transactions........................           (131,440)             126,387
   Net realized gain distributions..........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period.......         (7,491,805)           1,962,863
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations..........         (7,762,528)           1,942,220
                                                                              ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases................................................................            725,486               67,840
   Net transfers............................................................        318,250,596           40,522,671
   Surrenders for benefit payments and fees.................................         (3,426,521)          (1,784,473)
   Other transactions.......................................................             (3,010)                 947
   Death benefits...........................................................           (203,229)            (148,358)
   Net annuity transactions.................................................                 --                1,285
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions...        315,343,322           38,659,912
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets....................................        307,580,794           40,602,132

NET ASSETS:
   Beginning of period......................................................                 --                   --
                                                                              ------------------  -------------------
   End of period............................................................  $     307,580,794    $      40,602,132
                                                                              ==================  ===================

                                                                                   HIMCO VIT
                                                                                AMERICAN FUNDS
                                                                                   BLUE CHIP          HIMCO VIT
                                                                                  INCOME AND       AMERICAN FUNDS
                                                                                  GROWTH FUND         BOND FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                                   (21)(33)           (22)(33)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (129,543)  $        (494,976)
   Net realized gain (loss) on security transactions........................            130,785             (14,727)
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......          2,749,860             167,942
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          2,751,102            (341,761)
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             55,888             131,924
   Net transfers............................................................         37,185,644         159,948,533
   Surrenders for benefit payments and fees.................................           (716,444)         (5,178,167)
   Other transactions.......................................................              1,086                 415
   Death benefits...........................................................             (5,459)           (226,872)
   Net annuity transactions.................................................                 --              66,413
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...         36,520,715         154,742,246
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         39,271,817         154,400,485

NET ASSETS:
   Beginning of period......................................................                 --                  --
                                                                              ------------------  ------------------
   End of period............................................................  $      39,271,817   $     154,400,485
                                                                              ==================  ==================


                                                                                                      HIMCO VIT
                                                                                   HIMCO VIT       AMERICAN FUNDS
                                                                                AMERICAN FUNDS    GLOBAL GROWTH AND
                                                                               GLOBAL BOND FUND      INCOME FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                                   (23)(33)           (24)(33)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         (42,051)  $        (127,710)
   Net realized gain (loss) on security transactions........................             (9,377)             75,847
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......           (311,605)          2,220,832
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........           (363,033)          2,168,969
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................              2,997              65,750
   Net transfers............................................................         12,610,865          35,688,913
   Surrenders for benefit payments and fees.................................           (265,910)           (704,888)
   Other transactions.......................................................                  1                  (3)
   Death benefits...........................................................            (59,276)            (59,882)
   Net annuity transactions.................................................                 --               1,468
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...         12,288,677          34,991,358
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         11,925,644          37,160,327

NET ASSETS:
   Beginning of period......................................................                 --                  --
                                                                              ------------------  ------------------
   End of period............................................................  $      11,925,644   $      37,160,327
                                                                              ==================  ==================


                                                                                   HIMCO VIT           HIMCO VIT
                                                                                AMERICAN FUNDS      AMERICAN FUNDS
                                                                                 GLOBAL GROWTH       GLOBAL SMALL
                                                                                     FUND         CAPITALIZATION FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                                   (25)(33)            (26)(33)
                                                                              ------------------  -------------------
OPERATIONS:
   Net investment income (loss).............................................   $        (62,611)  $        (130,397)
   Net realized gain (loss) on security transactions........................             37,107              76,084
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......          1,121,249           2,471,527
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations..........          1,095,745           2,417,214
                                                                              ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases................................................................             76,287              28,077
   Net transfers............................................................         16,594,742          39,233,648
   Surrenders for benefit payments and fees.................................           (236,644)         (1,102,519)
   Other transactions.......................................................                 (2)                528
   Death benefits...........................................................             (1,955)            (45,637)
   Net annuity transactions.................................................                 --              28,852
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions...         16,432,428          38,142,949
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets....................................         17,528,173          40,560,163

NET ASSETS:
   Beginning of period......................................................                 --                  --
                                                                              ------------------  -------------------
   End of period............................................................   $     17,528,173   $      40,560,163
                                                                              ==================  ===================


                                                                                                       HIMCO VIT
                                                                                  HIMCO VIT         AMERICAN FUNDS
                                                                               AMERICAN FUNDS        GROWTH-INCOME
                                                                                 GROWTH FUND             FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                                  (27)(33)             (28)(33)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (741,154)  $        (431,324)
   Net realized gain (loss) on security transactions........................            762,299             446,966
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......         18,670,560           9,754,288
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         18,691,705           9,769,930
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................            250,849             220,907
   Net transfers............................................................        223,419,086         131,447,462
   Surrenders for benefit payments and fees.................................         (5,943,871)         (3,304,974)
   Other transactions.......................................................              2,902               1,893
   Death benefits...........................................................           (253,972)           (258,206)
   Net annuity transactions.................................................             84,926             245,771
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        217,559,920         128,352,853
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        236,251,625         138,122,783

NET ASSETS:
   Beginning of period......................................................                 --                  --
                                                                              ------------------  ------------------
   End of period............................................................  $     236,251,625   $     138,122,783
                                                                              ==================  ==================

(20) Effective October 20, 2014 American Funds Asset Allocation HLS Fund merged with HIMCO VIT American Funds Asset Allocation Fund.

(21) Effective October 20, 2014 American Funds Blue Chip Income and Growth HLS Fund merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund.

(22) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(23) Effective October 20, 2014 American Funds Global Bond HLS Fund merged with HIMCO VIT American Funds Global Bond Fund.

(24) Effective October 20, 2014 American Funds Global Growth and Income HLS Fund merged with HIMCO VIT American Funds Global Growth and Income Fund.

(25) Effective October 20, 2014 American Funds Global Growth HLS Fund merged with HIMCO VIT American Funds Global Growth Fund.

(26) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(27) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(28) Effective October 20, 2014 American Funds Growth-Income HLS Fund merged with HIMCO VIT American Funds Growth-Income Fund.

(31) Effective October 20, 2014 Hartford Portfolio Diversifier HLS Fund merged with HIMCO VIT Portfolio Diversifier Fund.

(33)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-90

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-91

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                  HIMCO VIT           HIMCO VIT
                                                                                               AMERICAN FUNDS      AMERICAN FUNDS
                                                                                             INTERNATIONAL FUND    NEW WORLD FUND
                                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                                                  (29)(33)            (30)(33)
                                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)...........................................................   $        (447,222)  $          (76,043)
   Net realized gain (loss) on security transactions......................................             264,581                9,405
   Net realized gain distributions........................................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period.....................           4,049,250             (539,893)
                                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations........................           3,866,609             (606,531)
                                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases..............................................................................             128,626               17,585
   Net transfers..........................................................................         141,499,778           22,709,817
   Surrenders for benefit payments and fees...............................................          (4,579,335)            (503,034)
   Other transactions.....................................................................              11,088                    3
   Death benefits.........................................................................            (109,835)             (17,537)
   Net annuity transactions...............................................................              40,302                   --
                                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions.................         136,990,624           22,206,834
                                                                                             ------------------  -------------------
   Net increase (decrease) in net assets..................................................         140,857,233           21,600,303

NET ASSETS:
   Beginning of period....................................................................                  --                   --
                                                                                             ------------------  -------------------
   End of period..........................................................................   $     140,857,233   $       21,600,303
                                                                                             ==================  ===================

(29) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(30) Effective October 20, 2014 American Funds New World HLS Fund merged with HIMCO VIT American Funds New World Fund.

(33)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-92

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-93

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------




                                                                              AMERICAN CENTURY     AMERICAN CENTURY
                                                                                VP VALUE FUND       VP GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          48,024   $          (18,003)
   Net realized gain (loss) on security transactions.......................             439,272               50,842
   Net realized gain distributions.........................................                  --                1,922
   Change in unrealized appreciation (depreciation) during the period......           1,652,826              460,232
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           2,140,122              494,993
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           1,249,180            1,443,495
   Net transfers...........................................................            (583,935)             (78,056)
   Surrenders for benefit payments and fees................................            (449,628)             (29,655)
   Other transactions......................................................                (156)                (738)
   Death benefits..........................................................             (67,821)             (38,128)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             147,640            1,296,918
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................           2,287,762            1,791,911

NET ASSETS:
   Beginning of period.....................................................           6,759,844              765,045
                                                                             -------------------  -------------------
   End of period...........................................................   $       9,047,606   $        2,556,956
                                                                             ===================  ===================

                                                                              ALLIANCEBERNSTEIN
                                                                                VPS BALANCED       ALLIANCEBERNSTEIN
                                                                               WEALTH STRATEGY     VPS INTERNATIONAL
                                                                                  PORTFOLIO         VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         197,416   $        1,206,672
   Net realized gain (loss) on security transactions.......................           2,598,691              891,998
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......           1,445,500            3,705,584
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           4,241,607            5,804,254
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             273,317              252,077
   Net transfers...........................................................          (1,897,367)          (8,069,172)
   Surrenders for benefit payments and fees................................          (5,870,996)          (5,150,494)
   Other transactions......................................................                 463               (1,824)
   Death benefits..........................................................            (261,248)            (581,507)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (7,755,831)         (13,550,920)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (3,514,224)          (7,746,666)

NET ASSETS:
   Beginning of period.....................................................          32,333,240           35,173,259
                                                                             -------------------  -------------------
   End of period...........................................................   $      28,819,016   $       27,426,593
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                                                              VPS SMALL/MID CAP        VPS VALUE
                                                                               VALUE PORTFOLIO         PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (196,307)  $           12,031
   Net realized gain (loss) on security transactions.......................           3,100,993              260,618
   Net realized gain distributions.........................................           1,147,484                   --
   Change in unrealized appreciation (depreciation) during the period......           1,685,598              181,114
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           5,737,768              453,763
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             238,344               21,307
   Net transfers...........................................................             770,044              733,132
   Surrenders for benefit payments and fees................................          (4,757,284)            (370,827)
   Other transactions......................................................               4,625                  (26)
   Death benefits..........................................................            (230,012)             (26,245)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,974,283)             357,341
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................           1,763,485              811,104

NET ASSETS:
   Beginning of period.....................................................          17,360,732            1,166,545
                                                                             -------------------  -------------------
   End of period...........................................................   $      19,124,217   $        1,977,649
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN   INVESCO V.I. VALUE
                                                                              VPS INTERNATIONAL      OPPORTUNITIES
                                                                              GROWTH PORTFOLIO           FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (1)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (59,934)  $         (394,041)
   Net realized gain (loss) on security transactions.......................             336,375           (3,222,472)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             414,874           23,365,662
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             691,315           19,749,149
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              11,378              528,683
   Net transfers...........................................................          (1,726,241)          (6,739,936)
   Surrenders for benefit payments and fees................................          (1,672,216)         (16,792,364)
   Other transactions......................................................                   4               75,947
   Death benefits..........................................................             (53,385)          (1,911,744)
   Net annuity transactions................................................                (368)             228,510
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,440,828)         (24,610,904)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (2,749,513)          (4,861,755)

NET ASSETS:
   Beginning of period.....................................................           7,813,720           74,300,215
                                                                             -------------------  -------------------
   End of period...........................................................   $       5,064,207   $       69,438,460
                                                                             ===================  ===================


                                                                                                     INVESCO V.I.
                                                                              INVESCO V.I. CORE       GOVERNMENT
                                                                                 EQUITY FUND        SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (590,278)  $        5,203,140
   Net realized gain (loss) on security transactions.......................          13,313,496           (2,639,938)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......          26,195,649          (24,197,731)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          38,918,867          (21,634,529)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           2,539,308            4,622,810
   Net transfers...........................................................          33,361,039          (72,567,297)
   Surrenders for benefit payments and fees................................         (38,212,081)        (121,945,046)
   Other transactions......................................................             238,027            1,203,195
   Death benefits..........................................................          (2,804,755)         (11,920,097)
   Net annuity transactions................................................             190,980              509,404
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (4,687,482)        (200,097,031)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          34,231,385         (221,731,560)

NET ASSETS:
   Beginning of period.....................................................         150,085,542          570,722,972
                                                                             -------------------  -------------------
   End of period...........................................................   $     184,316,927   $      348,991,412
                                                                             ===================  ===================

(1) Formerly Invesco Van Kampen V.I. Value Opportunities Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-94

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-95

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                INTERNATIONAL        MID CAP CORE
                                                                                 GROWTH FUND          EQUITY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (696,956)   $      (2,076,916)
   Net realized gain (loss) on security transactions.......................          11,748,100           13,011,331
   Net realized gain distributions.........................................                  --           12,279,992
   Change in unrealized appreciation (depreciation) during the period......          19,043,858           18,975,828
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          30,095,002           42,190,235
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           5,626,485            1,167,121
   Net transfers...........................................................          25,949,679            1,422,436
   Surrenders for benefit payments and fees................................         (40,195,040)         (44,422,021)
   Other transactions......................................................             376,506              373,691
   Death benefits..........................................................          (3,244,194)          (3,111,929)
   Net annuity transactions................................................              (5,868)             100,099
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (11,492,432)         (44,470,603)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          18,602,570           (2,280,368)

NET ASSETS:
   Beginning of period.....................................................         179,099,294          176,825,801
                                                                             -------------------  -------------------
   End of period...........................................................   $     197,701,864    $     174,545,433
                                                                             ===================  ===================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                  SMALL CAP          BALANCED RISK
                                                                                 EQUITY FUND        ALLOCATION FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $      (2,139,332)   $         (40,326)
   Net realized gain (loss) on security transactions.......................          18,172,319              853,098
   Net realized gain distributions.........................................           1,222,463              584,025
   Change in unrealized appreciation (depreciation) during the period......          19,654,124           (1,542,909)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          36,909,574             (146,112)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           2,133,307              681,203
   Net transfers...........................................................           7,748,051           (2,605,421)
   Surrenders for benefit payments and fees................................         (30,367,290)          (3,572,174)
   Other transactions......................................................             339,939                   34
   Death benefits..........................................................          (2,048,385)            (147,152)
   Net annuity transactions................................................              24,726                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (22,169,652)          (5,643,510)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          14,739,922           (5,789,622)

NET ASSETS:
   Beginning of period.....................................................         115,464,633           24,508,501
                                                                             -------------------  -------------------
   End of period...........................................................   $     130,204,555    $      18,718,879
                                                                             ===================  ===================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                 DIVERSIFIED             MONEY
                                                                                DIVIDEND FUND         MARKET FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (2)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $           3,882    $        (689,173)
   Net realized gain (loss) on security transactions.......................              47,148                   --
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......              42,303                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              93,333             (689,173)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --              786,136
   Net transfers...........................................................            (126,397)         262,267,701
   Surrenders for benefit payments and fees................................             (47,554)        (132,909,254)
   Other transactions......................................................                  --              604,741
   Death benefits..........................................................                  --           (3,499,610)
   Net annuity transactions................................................                  --               29,210
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (173,951)         127,278,924
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (80,618)         126,589,751

NET ASSETS:
   Beginning of period.....................................................             374,320                   --
                                                                             -------------------  -------------------
   End of period...........................................................   $         293,702    $     126,589,751
                                                                             ===================  ===================


                                                                              AMERICAN CENTURY      AMERICAN FUNDS
                                                                                 VP MID CAP             GLOBAL
                                                                                 VALUE FUND            BOND FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $            1,425   $       (3,388,621)
   Net realized gain (loss) on security transactions.......................              46,687            5,560,815
   Net realized gain distributions.........................................               7,997            2,520,063
   Change in unrealized appreciation (depreciation) during the period......              67,746          (15,124,137)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             123,855          (10,431,880)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              83,720            1,857,126
   Net transfers...........................................................               2,926          (41,716,706)
   Surrenders for benefit payments and fees................................              (8,509)         (54,776,662)
   Other transactions......................................................                 (12)             806,548
   Death benefits..........................................................                  --           (3,546,022)
   Net annuity transactions................................................                  --              152,759
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              78,125          (97,222,957)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             201,980         (107,654,837)

NET ASSETS:
   Beginning of period.....................................................             222,746          250,979,429
                                                                             -------------------  -------------------
   End of period...........................................................  $          424,726   $      143,324,592
                                                                             ===================  ===================

                                                                               AMERICAN FUNDS
                                                                                   GLOBAL           AMERICAN FUNDS
                                                                                 GROWTH AND              ASSET
                                                                                 INCOME FUND        ALLOCATION FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $        3,567,532   $       (3,652,530)
   Net realized gain (loss) on security transactions.......................          11,632,568           98,804,588
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......          47,822,676           96,808,598
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          63,022,776          191,960,656
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           4,375,378            7,995,007
   Net transfers...........................................................         (90,772,794)         (38,232,294)
   Surrenders for benefit payments and fees................................        (103,460,317)        (211,643,408)
   Other transactions......................................................           1,244,312            1,119,066
   Death benefits..........................................................          (5,649,253)         (24,420,497)
   Net annuity transactions................................................             102,618            1,322,646
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (194,160,056)        (263,859,480)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................        (131,137,280)         (71,898,824)

NET ASSETS:
   Beginning of period.....................................................         405,177,758        1,003,590,407
                                                                             -------------------  -------------------
   End of period...........................................................  $      274,040,478   $      931,691,583
                                                                             ===================  ===================

(2)   Funded as of July 17, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-96

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-97

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                               AMERICAN FUNDS
                                                                                  BLUE CHIP
                                                                                 INCOME AND         AMERICAN FUNDS
                                                                                 GROWTH FUND           BOND FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $          46,250   $       1,978,546
   Net realized gain (loss) on security transactions........................         51,030,450           2,833,528
   Net realized gain distributions..........................................                 --           8,759,030
   Change in unrealized appreciation (depreciation) during the period.......        102,593,438         (43,853,482)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........        153,670,138         (30,282,378)
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          3,924,546           5,648,945
   Net transfers............................................................        (47,101,409)        276,217,603
   Surrenders for benefit payments and fees.................................       (132,768,557)       (200,748,201)
   Other transactions.......................................................            688,657           1,846,129
   Death benefits...........................................................        (12,109,647)        (19,049,313)
   Net annuity transactions.................................................          1,012,700           1,221,192
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (186,353,710)         65,136,355
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (32,683,572)         34,853,977

NET ASSETS:
   Beginning of period......................................................        578,212,877         897,788,604
                                                                              ------------------  ------------------
   End of period............................................................  $     545,529,305   $     932,642,581
                                                                              ==================  ==================


                                                                               AMERICAN FUNDS
                                                                                   GLOBAL           AMERICAN FUNDS
                                                                                 GROWTH FUND          GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (2,001,852)  $     (16,987,286)
   Net realized gain (loss) on security transactions........................         52,477,191         199,137,290
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......         30,910,203         282,770,281
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         81,385,542         464,920,285
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          2,829,071          12,969,885
   Net transfers............................................................        (38,663,138)       (168,808,763)
   Surrenders for benefit payments and fees.................................        (82,093,877)       (450,293,524)
   Other transactions.......................................................            691,216           3,466,580
   Death benefits...........................................................         (6,900,751)        (33,813,226)
   Net annuity transactions.................................................            377,820           2,168,839
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (123,759,659)       (634,310,209)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................        (42,374,117)       (169,389,924)

NET ASSETS:
   Beginning of period......................................................        368,355,610       1,975,408,899
                                                                              ------------------  ------------------
   End of period............................................................  $     325,981,493   $   1,806,018,975
                                                                              ==================  ==================


                                                                               AMERICAN FUNDS
                                                                                GROWTH-INCOME       AMERICAN FUNDS
                                                                                    FUND          INTERNATIONAL FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (9,494,790)  $      (2,256,481)
   Net realized gain (loss) on security transactions........................        173,500,905          27,093,666
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......        368,826,487          67,973,677
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........        532,832,602          92,810,862
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................         16,080,516           3,681,882
   Net transfers............................................................       (178,254,219)         (9,381,917)
   Surrenders for benefit payments and fees.................................       (453,927,246)       (122,584,872)
   Other transactions.......................................................          3,072,521             906,721
   Death benefits...........................................................        (41,379,860)         (8,064,944)
   Net annuity transactions.................................................          2,312,658             488,803
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (652,095,630)       (134,954,327)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................       (119,263,028)        (42,143,465)

NET ASSETS:
   Beginning of period......................................................      2,013,947,619         550,324,522
                                                                              ------------------  ------------------
   End of period............................................................  $   1,894,684,591   $     508,181,057
                                                                              ==================  ==================


                                                                                                    AMERICAN FUNDS
                                                                               AMERICAN FUNDS        GLOBAL SMALL
                                                                               NEW WORLD FUND     CAPITALIZATION FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  -------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (1,370,998)  $      (1,998,653)
   Net realized gain (loss) on security transactions........................         37,986,471          21,837,623
   Net realized gain distributions..........................................          1,098,765                  --
   Change in unrealized appreciation (depreciation) during the period.......        (19,145,925)         32,809,585
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations..........         18,568,313          52,648,555
                                                                              ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases................................................................          2,143,201           1,962,513
   Net transfers............................................................        (35,874,057)          4,013,686
   Surrenders for benefit payments and fees.................................        (61,417,678)        (58,329,127)
   Other transactions.......................................................            610,984             500,850
   Death benefits...........................................................         (3,621,866)         (3,551,242)
   Net annuity transactions.................................................             (5,898)            137,573
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (98,165,314)        (55,265,747)
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets....................................        (79,597,001)         (2,617,192)

NET ASSETS:
   Beginning of period......................................................        278,279,326         226,841,763
                                                                              ------------------  -------------------
   End of period............................................................  $     198,682,325   $     224,224,571
                                                                              ==================  ===================

                                                                                 WELLS FARGO
                                                                                ADVANTAGE VT        FIDELITY(R) VIP
                                                                                    OMEGA               GROWTH
                                                                                 GROWTH FUND           PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         (24,696)  $        (112,142)
   Net realized gain (loss) on security transactions........................            176,357           1,255,700
   Net realized gain distributions..........................................            115,086               3,919
   Change in unrealized appreciation (depreciation) during the period.......            161,203             837,474
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........            427,950           1,984,951
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................              4,332              73,309
   Net transfers............................................................           (129,508)         (1,037,858)
   Surrenders for benefit payments and fees.................................           (275,240)         (2,195,619)
   Other transactions.......................................................                 (1)                (28)
   Death benefits...........................................................           (131,682)            (30,320)
   Net annuity transactions.................................................                 --                  --
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...           (532,099)         (3,190,516)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................           (104,149)         (1,205,565)

NET ASSETS:
   Beginning of period......................................................          1,432,385           7,358,549
                                                                              ------------------  ------------------
   End of period............................................................  $       1,328,236   $       6,152,984
                                                                              ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-98

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-99

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                               FIDELITY(R) VIP
                                                                                 CONTRAFUND        FIDELITY(R) VIP
                                                                                  PORTFOLIO       MID CAP PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (751,285)  $       (1,042,749)
   Net realized gain (loss) on security transactions.......................         16,818,147           11,049,004
   Net realized gain distributions.........................................             25,198            9,463,141
   Change in unrealized appreciation (depreciation) during the period......          9,727,607            3,785,294
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........         25,819,667           23,254,690
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................          9,189,880            1,393,511
   Net transfers...........................................................        (20,744,936)          (9,081,446)
   Surrenders for benefit payments and fees................................        (18,220,621)         (15,718,215)
   Other transactions......................................................             (2,415)                 (30)
   Death benefits..........................................................         (1,208,185)          (1,191,214)
   Net annuity transactions................................................             68,134                 (382)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (30,918,143)         (24,597,776)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................         (5,098,476)          (1,343,086)

NET ASSETS:
   Beginning of period.....................................................         98,736,683           79,149,157
                                                                             ------------------  -------------------
   End of period...........................................................  $      93,638,207   $       77,806,071
                                                                             ==================  ===================

                                                                                                    FIDELITY(R) VIP
                                                                               FIDELITY(R) VIP      DYNAMIC CAPITAL
                                                                              VALUE STRATEGIES       APPRECIATION
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (72,190)  $          (51,918)
   Net realized gain (loss) on security transactions.......................           1,255,910              486,098
   Net realized gain distributions.........................................                  --              285,122
   Change in unrealized appreciation (depreciation) during the period......             324,768              321,644
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,508,488            1,040,946
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              24,047               10,775
   Net transfers...........................................................            (123,804)             824,228
   Surrenders for benefit payments and fees................................          (1,334,362)          (1,028,183)
   Other transactions......................................................               2,337                    5
   Death benefits..........................................................             (76,799)             (27,044)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,508,581)            (220,219)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................                 (93)             820,727

NET ASSETS:
   Beginning of period.....................................................           5,633,843            2,777,891
                                                                             -------------------  -------------------
   End of period...........................................................  $        5,633,750   $        3,598,618
                                                                             ===================  ===================


                                                                              FIDELITY(R) VIP      FRANKLIN RISING
                                                                             STRATEGIC INCOME         DIVIDENDS
                                                                                 PORTFOLIO         SECURITIES FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          37,974   $       (1,039,336)
   Net realized gain (loss) on security transactions.......................              8,095           73,168,104
   Net realized gain distributions.........................................             12,366                   --
   Change in unrealized appreciation (depreciation) during the period......            (69,001)          87,099,953
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (10,566)         159,228,721
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             43,640            8,408,057
   Net transfers...........................................................           (322,569)         (17,976,564)
   Surrenders for benefit payments and fees................................            (59,080)        (180,146,668)
   Other transactions......................................................                  1            1,780,118
   Death benefits..........................................................            (28,553)         (12,668,035)
   Net annuity transactions................................................                 --              261,762
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (366,561)        (200,341,330)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................           (377,127)         (41,112,609)

NET ASSETS:
   Beginning of period.....................................................          1,610,832          662,298,788
                                                                             ------------------  -------------------
   End of period...........................................................  $       1,233,705   $      621,186,179
                                                                             ==================  ===================

                                                                                                      FRANKLIN
                                                                                                      LARGE CAP
                                                                               FRANKLIN INCOME         GROWTH
                                                                               SECURITIES FUND     SECURITIES FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $      75,945,732   $         (724,923)
   Net realized gain (loss) on security transactions.......................         20,080,102           10,080,321
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......         69,513,674           12,393,690
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........        165,539,508           21,749,088
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................         13,141,935              739,943
   Net transfers...........................................................       (298,005,173)          (9,089,159)
   Surrenders for benefit payments and fees................................       (374,701,566)         (23,723,923)
   Other transactions......................................................          3,052,953              192,580
   Death benefits..........................................................        (32,387,724)          (1,527,270)
   Net annuity transactions................................................            581,045               27,547
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..       (688,318,530)         (33,380,282)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................       (522,779,022)         (11,631,194)

NET ASSETS:
   Beginning of period.....................................................      1,719,573,259           96,872,740
                                                                             ------------------  -------------------
   End of period...........................................................  $   1,196,794,237   $       85,241,546
                                                                             ==================  ===================

                                                                                  FRANKLIN             FRANKLIN
                                                                                   GLOBAL            SMALL-MID CAP
                                                                                 REAL ESTATE            GROWTH
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          251,987   $       (4,136,039)
   Net realized gain (loss) on security transactions.......................            (269,700)          19,815,930
   Net realized gain distributions.........................................                  --           14,319,048
   Change in unrealized appreciation (depreciation) during the period......              94,639           38,720,902
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              76,926           68,719,841
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              36,704            1,992,637
   Net transfers...........................................................             281,560           10,389,710
   Surrenders for benefit payments and fees................................          (1,193,930)         (54,233,084)
   Other transactions......................................................               1,295              355,999
   Death benefits..........................................................            (141,888)          (3,252,290)
   Net annuity transactions................................................              20,708              161,297
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (995,551)         (44,585,731)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (918,625)          24,134,110

NET ASSETS:
   Beginning of period.....................................................           8,388,156          214,218,229
                                                                             -------------------  -------------------
   End of period...........................................................  $        7,469,531   $      238,352,339
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-100

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-101

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                  FRANKLIN
                                                                                  SMALL CAP            FRANKLIN
                                                                                    VALUE          STRATEGIC INCOME
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (357,175)   $      33,598,985
   Net realized gain (loss) on security transactions.......................          10,174,945           17,297,210
   Net realized gain distributions.........................................           1,229,068            9,724,801
   Change in unrealized appreciation (depreciation) during the period......          10,971,400          (51,365,053)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          22,018,238            9,255,943
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             970,414            6,967,836
   Net transfers...........................................................          16,192,625         (132,676,464)
   Surrenders for benefit payments and fees................................         (20,032,196)        (177,591,000)
   Other transactions......................................................             167,311            1,225,287
   Death benefits..........................................................          (1,033,223)         (15,370,109)
   Net annuity transactions................................................              44,815              798,138
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,690,254)        (316,646,312)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          18,327,984         (307,390,369)

NET ASSETS:
   Beginning of period.....................................................          67,946,048          859,447,857
                                                                             -------------------  -------------------
   End of period...........................................................   $      86,274,032    $     552,057,488
                                                                             ===================  ===================

                                                                                                       TEMPLETON
                                                                                                      DEVELOPING
                                                                                MUTUAL SHARES           MARKETS
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $       2,615,533   $          427,960
   Net realized gain (loss) on security transactions.......................          64,916,919            7,003,852
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......         142,252,864          (11,184,408)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........         209,785,316           (3,752,596)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................          10,281,883              957,674
   Net transfers...........................................................         (44,082,609)         (17,774,451)
   Surrenders for benefit payments and fees................................        (205,405,487)         (28,297,347)
   Other transactions......................................................           1,899,582              180,782
   Death benefits..........................................................         (16,567,809)          (1,506,863)
   Net annuity transactions................................................             136,304               57,252
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (253,738,136)         (46,382,953)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (43,952,820)         (50,135,549)

NET ASSETS:
   Beginning of period.....................................................         910,064,471          138,758,886
                                                                             -------------------  -------------------
   End of period...........................................................   $     866,111,651   $       88,623,337
                                                                             ===================  ===================


                                                                                  TEMPLETON            TEMPLETON
                                                                                   FOREIGN              GROWTH
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $        1,697,345    $       4,434,801
   Net realized gain (loss) on security transactions.......................          16,630,937           21,849,485
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......          44,341,351           75,728,844
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          62,669,633          102,013,130
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           6,683,269            6,624,970
   Net transfers...........................................................          28,491,790          (60,920,653)
   Surrenders for benefit payments and fees................................         (72,844,546)         (94,710,554)
   Other transactions......................................................             409,788            1,004,951
   Death benefits..........................................................          (5,443,230)          (8,235,789)
   Net annuity transactions................................................             245,246               72,297
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (42,457,683)        (156,164,778)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          20,211,950          (54,151,648)

NET ASSETS:
   Beginning of period.....................................................         324,020,727          428,464,235
                                                                             -------------------  -------------------
   End of period...........................................................  $      344,232,677    $     374,312,587
                                                                             ===================  ===================

                                                                                                       FRANKLIN
                                                                                   MUTUAL              FLEX CAP
                                                                              GLOBAL DISCOVERY          GROWTH
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $        1,430,736   $         (777,870)
   Net realized gain (loss) on security transactions.......................          32,880,542            7,313,487
   Net realized gain distributions.........................................          35,174,580              120,815
   Change in unrealized appreciation (depreciation) during the period......          25,664,003            6,289,083
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          95,149,861           12,945,515
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           3,595,917              493,035
   Net transfers...........................................................         (63,018,861)          (4,934,540)
   Surrenders for benefit payments and fees................................        (102,784,152)         (14,488,810)
   Other transactions......................................................             968,116              185,309
   Death benefits..........................................................          (6,890,493)            (678,224)
   Net annuity transactions................................................             105,111               (2,594)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (168,024,362)         (19,425,824)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (72,874,501)          (6,480,309)

NET ASSETS:
   Beginning of period.....................................................         443,171,915           47,222,276
                                                                             -------------------  -------------------
   End of period...........................................................  $      370,297,414   $       40,741,967
                                                                             ===================  ===================

                                                                                  FRANKLIN
                                                                                  LARGE CAP            TEMPLETON
                                                                                    VALUE             GLOBAL BOND
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (119,183)  $        4,194,026
   Net realized gain (loss) on security transactions.......................           2,246,318            3,950,384
   Net realized gain distributions.........................................                  --            1,605,276
   Change in unrealized appreciation (depreciation) during the period......           5,482,477          (10,595,246)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           7,609,612             (845,560)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             149,503            1,708,105
   Net transfers...........................................................           5,053,017          (27,321,804)
   Surrenders for benefit payments and fees................................          (7,152,675)         (20,476,359)
   Other transactions......................................................              63,067                2,748
   Death benefits..........................................................            (648,382)          (2,078,116)
   Net annuity transactions................................................              36,035               49,796
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (2,499,435)         (48,115,630)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................           5,110,177          (48,961,190)

NET ASSETS:
   Beginning of period.....................................................          23,412,764          140,426,200
                                                                             -------------------  -------------------
   End of period...........................................................  $       28,522,941   $       91,465,010
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-102

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-103

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                        HARTFORD
                                                                                   HARTFORD               TOTAL
                                                                                   BALANCED            RETURN BOND
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                              -------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................   $           7,445   $      19,356,132
   Net realized gain (loss) on security transactions........................           1,392,766          10,008,437
   Net realized gain distributions..........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period.......           1,911,587         (48,470,767)
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........           3,311,798         (19,106,198)
                                                                              -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             270,491           7,256,140
   Net transfers............................................................           4,696,703         139,559,767
   Surrenders for benefit payments and fees.................................          (3,332,779)       (108,426,107)
   Other transactions.......................................................               3,429              (1,455)
   Death benefits...........................................................            (280,406)         (9,369,892)
   Net annuity transactions.................................................                  --              (5,422)
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...           1,357,438          29,013,031
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets....................................           4,669,236           9,906,833

NET ASSETS:
   Beginning of period......................................................          15,963,326         724,071,588
                                                                              -------------------  ------------------
   End of period............................................................   $      20,632,562   $     733,978,421
                                                                              ===================  ==================

                                                                                   HARTFORD            HARTFORD
                                                                                    CAPITAL            DIVIDEND
                                                                                 APPRECIATION         AND GROWTH
                                                                                   HLS FUND            HLS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                              -------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................   $      (4,361,730)  $       1,952,451
   Net realized gain (loss) on security transactions........................         113,753,681          52,593,996
   Net realized gain distributions..........................................           1,612,796          12,660,548
   Change in unrealized appreciation (depreciation) during the period.......         104,009,079          59,857,709
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         215,013,826         127,064,704
                                                                              -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................           6,521,289           5,182,373
   Net transfers............................................................        (158,678,265)        (56,405,349)
   Surrenders for benefit payments and fees.................................        (106,680,558)        (71,237,373)
   Other transactions.......................................................              (2,752)                349
   Death benefits...........................................................          (8,094,526)         (5,963,864)
   Net annuity transactions.................................................              71,014              69,366
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (266,863,798)       (128,354,498)
                                                                              -------------------  ------------------
   Net increase (decrease) in net assets....................................         (51,849,972)         (1,289,794)

NET ASSETS:
   Beginning of period......................................................         688,564,430         470,508,222
                                                                              -------------------  ------------------
   End of period............................................................   $     636,714,458   $     469,218,428
                                                                              ===================  ==================


                                                                                   HARTFORD           HARTFORD
                                                                                GLOBAL RESEARCH     GLOBAL GROWTH
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................   $          1,217   $         (18,619)
   Net realized gain (loss) on security transactions........................            216,424             251,444
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......            101,714             487,199
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........            319,355             720,024
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             37,158              28,873
   Net transfers............................................................            (84,378)            956,819
   Surrenders for benefit payments and fees.................................           (461,184)           (575,849)
   Other transactions.......................................................                  2                  11
   Death benefits...........................................................                 --            (100,298)
   Net annuity transactions.................................................                 --                  --
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...           (508,402)            309,556
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................           (189,047)          1,029,580

NET ASSETS:
   Beginning of period......................................................          1,398,834           2,003,735
                                                                              ------------------  ------------------
   End of period............................................................   $      1,209,787   $       3,033,315
                                                                              ==================  ==================

                                                                                   HARTFORD
                                                                                  DISCIPLINED         HARTFORD
                                                                                    EQUITY             GROWTH
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................   $       (546,098)  $        (203,427)
   Net realized gain (loss) on security transactions........................         10,243,437           2,569,534
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......         21,507,074           3,367,011
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         31,204,413           5,733,118
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................            940,007             131,040
   Net transfers............................................................          6,404,766          (2,416,617)
   Surrenders for benefit payments and fees.................................        (17,254,703)         (3,213,984)
   Other transactions.......................................................             (3,138)                154
   Death benefits...........................................................         (1,494,634)           (262,454)
   Net annuity transactions.................................................               (982)              8,273
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (11,408,684)         (5,753,588)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         19,795,729             (20,470)

NET ASSETS:
   Beginning of period......................................................         97,076,786          19,398,175
                                                                              ------------------  ------------------
   End of period............................................................   $    116,872,515   $      19,377,705
                                                                              ==================  ==================

                                                                                   HARTFORD
                                                                                    GROWTH            HARTFORD
                                                                                 OPPORTUNITIES       HIGH YIELD
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................   $     (2,346,618)  $       3,571,863
   Net realized gain (loss) on security transactions........................         21,217,297           2,647,962
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......         27,325,776          (3,635,990)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........         46,196,455           2,583,835
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          1,313,122             885,230
   Net transfers............................................................        (14,148,405)         (8,415,824)
   Surrenders for benefit payments and fees.................................        (25,505,991)        (10,259,619)
   Other transactions.......................................................             (2,398)               (312)
   Death benefits...........................................................         (1,771,924)           (703,489)
   Net annuity transactions.................................................               (716)               (548)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (40,116,312)        (18,494,562)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................          6,080,143         (15,910,727)

NET ASSETS:
   Beginning of period......................................................        153,667,930          64,834,987
                                                                              ------------------  ------------------
   End of period............................................................   $    159,748,073   $      48,924,260
                                                                              ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-104

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-105

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                      HARTFORD
                                                                                   HARTFORD         INTERNATIONAL
                                                                                     INDEX          OPPORTUNITIES
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         145,354   $         312,628
   Net realized gain (loss) on security transactions........................          1,596,302           2,023,933
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......          6,750,964           6,000,612
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          8,492,620           8,337,173
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................         11,895,852           1,706,610
   Net transfers............................................................         (5,646,504)         15,422,417
   Surrenders for benefit payments and fees.................................         (1,192,098)         (6,043,294)
   Other transactions.......................................................              2,692                 646
   Death benefits...........................................................           (177,956)           (466,992)
   Net annuity transactions.................................................                 --                  --
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...          4,881,986          10,619,387
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         13,374,606          18,956,560

NET ASSETS:
   Beginning of period......................................................         21,762,961          35,411,519
                                                                              ------------------  ------------------
   End of period............................................................  $      35,137,567   $      54,368,079
                                                                              ==================  ==================

                                                                                   HARTFORD
                                                                                 SMALL/MID CAP        HARTFORD
                                                                                    EQUITY         ULTRASHORT BOND
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT      SUB-ACCOUNT (3)
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         (29,738)  $      (8,820,498)
   Net realized gain (loss) on security transactions........................          1,699,116             (10,976)
   Net realized gain distributions..........................................            682,880                  --
   Change in unrealized appreciation (depreciation) during the period.......            730,001              (2,937)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          3,082,259          (8,834,411)
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             74,995          14,066,246
   Net transfers............................................................         (2,072,658)        345,223,094
   Surrenders for benefit payments and fees.................................         (2,784,044)       (545,285,311)
   Other transactions.......................................................                278           3,177,348
   Death benefits...........................................................            (82,533)        (21,957,133)
   Net annuity transactions.................................................               (828)            505,688
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...         (4,864,790)       (204,270,068)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         (1,782,531)       (213,104,479)

NET ASSETS:
   Beginning of period......................................................         10,617,696         572,265,112
                                                                              ------------------  ------------------
   End of period............................................................  $       8,835,165   $     359,160,633
                                                                              ==================  ==================


                                                                                   HARTFORD           HARTFORD
                                                                                 SMALL COMPANY     SMALLCAP GROWTH
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................   $       (230,344)  $        (160,870)
   Net realized gain (loss) on security transactions........................          2,072,999           2,514,763
   Net realized gain distributions..........................................          1,250,349           1,331,882
   Change in unrealized appreciation (depreciation) during the period.......          2,517,232             570,321
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          5,610,236           4,256,096
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             97,094              78,370
   Net transfers............................................................          8,832,704            (503,417)
   Surrenders for benefit payments and fees.................................         (4,412,986)         (3,035,362)
   Other transactions.......................................................               (497)             (6,137)
   Death benefits...........................................................           (115,660)           (188,881)
   Net annuity transactions.................................................                 --               6,492
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...          4,400,655          (3,648,935)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         10,010,891             607,161

NET ASSETS:
   Beginning of period......................................................         11,686,999          11,152,557
                                                                              ------------------  ------------------
   End of period............................................................   $     21,697,890   $      11,759,718
                                                                              ==================  ==================

                                                                                                       HARTFORD
                                                                                  HARTFORD          U.S. GOVERNMENT
                                                                                    STOCK             SECURITIES
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         (13,759)  $         200,020
   Net realized gain (loss) on security transactions........................            747,724            (531,725)
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......            242,241          (1,117,326)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........            976,206          (1,449,031)
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             32,571             361,895
   Net transfers............................................................         (2,063,664)        (16,302,174)
   Surrenders for benefit payments and fees.................................         (1,104,175)         (8,247,148)
   Other transactions.......................................................                (59)                (21)
   Death benefits...........................................................            (96,545)           (955,751)
   Net annuity transactions.................................................                 --               6,491
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...         (3,231,872)        (25,136,708)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         (2,255,666)        (26,585,739)

NET ASSETS:
   Beginning of period......................................................          4,631,725          52,540,398
                                                                              ------------------  ------------------
   End of period............................................................  $       2,376,059   $      25,954,659
                                                                              ==================  ==================


                                                                                  HARTFORD          AMERICAN FUNDS
                                                                                    VALUE          ASSET ALLOCATION
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $           5,560    $        (54,891)
   Net realized gain (loss) on security transactions........................          4,198,612           7,319,620
   Net realized gain distributions..........................................                 --           3,607,588
   Change in unrealized appreciation (depreciation) during the period.......          2,738,423            (541,831)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations..........          6,942,595          10,330,486
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          1,690,666             466,191
   Net transfers............................................................         (5,371,021)         (3,016,280)
   Surrenders for benefit payments and fees.................................         (5,249,420)        (10,421,350)
   Other transactions.......................................................               (824)               (149)
   Death benefits...........................................................           (465,166)           (518,479)
   Net annuity transactions.................................................                 --                (402)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...         (9,395,765)        (13,490,469)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets....................................         (2,453,170)         (3,159,983)

NET ASSETS:
   Beginning of period......................................................         25,410,694          50,405,080
                                                                              ------------------  ------------------
   End of period............................................................  $      22,957,524    $     47,245,097
                                                                              ==================  ==================

(3)   Formerly Hartford Money Market HLS Fund. Change effective October 18,
      2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-106

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-107

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                 AMERICAN FUNDS
                                                                                    BLUE CHIP
                                                                                   INCOME AND       AMERICAN FUNDS
                                                                                     GROWTH              BOND
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (51,174)  $         858,020
   Net realized gain (loss) on security transactions.........................          4,649,245           1,500,838
   Net realized gain distributions...........................................          2,394,971           4,892,278
   Change in unrealized appreciation (depreciation) during the period........          2,727,436         (13,307,008)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          9,720,478          (6,055,872)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          2,395,026           1,744,185
   Net transfers.............................................................         (3,247,111)         76,050,565
   Surrenders for benefit payments and fees..................................         (5,674,301)        (29,755,071)
   Other transactions........................................................                229                 167
   Death benefits............................................................           (427,692)         (1,871,155)
   Net annuity transactions..................................................                 --              (2,510)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (6,953,849)         46,166,181
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          2,766,629          40,110,309

NET ASSETS:
   Beginning of period.......................................................         34,024,304         160,375,779
                                                                               ------------------  ------------------
   End of period.............................................................  $      36,790,933   $     200,486,088
                                                                               ==================  ==================


                                                                                                     AMERICAN FUNDS
                                                                                AMERICAN FUNDS        GLOBAL GROWTH
                                                                                  GLOBAL BOND          AND INCOME
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         367,010   $         418,149
   Net realized gain (loss) on security transactions.........................            134,014           9,961,890
   Net realized gain distributions...........................................          1,475,173             818,343
   Change in unrealized appreciation (depreciation) during the period........         (3,562,743)         (1,438,270)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (1,586,546)          9,760,112
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            292,875             687,480
   Net transfers.............................................................        (13,384,651)        (20,753,853)
   Surrenders for benefit payments and fees..................................         (4,825,304)        (10,985,357)
   Other transactions........................................................                282                 548
   Death benefits............................................................           (599,296)           (595,972)
   Net annuity transactions..................................................                 --                (462)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (18,516,094)        (31,647,616)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (20,102,640)        (21,887,504)

NET ASSETS:
   Beginning of period.......................................................         33,890,679          62,994,261
                                                                               ------------------  ------------------
   End of period.............................................................  $      13,788,039   $      41,106,757
                                                                               ==================  ==================


                                                                                                     AMERICAN FUNDS
                                                                                AMERICAN FUNDS        GLOBAL SMALL
                                                                                 GLOBAL GROWTH       CAPITALIZATION
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (274,604)   $        (277,419)
   Net realized gain (loss) on security transactions.........................          3,627,215            3,563,432
   Net realized gain distributions...........................................          1,525,517            4,600,293
   Change in unrealized appreciation (depreciation) during the period........            638,107            3,086,740
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          5,516,235           10,973,046
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             84,191              669,824
   Net transfers.............................................................         (5,724,783)           3,945,199
   Surrenders for benefit payments and fees..................................         (4,073,413)          (8,757,389)
   Other transactions........................................................             (1,104)                 160
   Death benefits............................................................           (209,123)            (232,729)
   Net annuity transactions..................................................                 --               (1,068)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (9,924,232)          (4,376,003)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (4,407,997)           6,597,043

NET ASSETS:
   Beginning of period.......................................................         25,231,006           44,056,686
                                                                               ------------------  -------------------
   End of period.............................................................  $      20,823,009    $      50,653,729
                                                                               ==================  ===================



                                                                                 AMERICAN FUNDS     AMERICAN FUNDS
                                                                                     GROWTH          GROWTH-INCOME
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (2,976,711)  $        (511,681)
   Net realized gain (loss) on security transactions.........................         31,984,269          19,448,219
   Net realized gain distributions...........................................          8,820,256           1,952,157
   Change in unrealized appreciation (depreciation) during the period........         32,208,378          22,694,565
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         70,036,192          43,583,260
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................         11,369,312           9,073,421
   Net transfers.............................................................        (21,212,454)        (14,955,360)
   Surrenders for benefit payments and fees..................................        (45,676,527)        (25,187,217)
   Other transactions........................................................             (1,992)              1,154
   Death benefits............................................................         (2,522,203)         (1,271,639)
   Net annuity transactions..................................................             (4,308)             (3,564)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (58,048,172)        (32,343,205)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         11,988,020          11,240,055

NET ASSETS:
   Beginning of period.......................................................        273,182,348         149,977,656
                                                                               ------------------  ------------------
   End of period.............................................................  $     285,170,368   $     161,217,711
                                                                               ==================  ==================



                                                                                 AMERICAN FUNDS       AMERICAN FUNDS
                                                                                  INTERNATIONAL          NEW WORLD
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (696,540)  $        (318,018)
   Net realized gain (loss) on security transactions.........................          10,826,292           3,362,650
   Net realized gain distributions...........................................           3,448,758           4,092,402
   Change in unrealized appreciation (depreciation) during the period........          19,095,315          (4,521,767)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          32,673,825           2,615,267
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................           5,379,501             396,298
   Net transfers.............................................................          (7,376,017)        (12,610,952)
   Surrenders for benefit payments and fees..................................         (29,003,721)         (7,053,184)
   Other transactions........................................................              (4,716)                248
   Death benefits............................................................          (1,718,808)           (356,479)
   Net annuity transactions..................................................              (1,981)                 --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (32,725,742)        (19,624,069)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             (51,917)        (17,008,802)

NET ASSETS:
   Beginning of period.......................................................         183,500,759          44,396,108
                                                                               -------------------  ------------------
   End of period.............................................................   $     183,448,842   $      27,387,306
                                                                               ===================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-108

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-109

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                    HARTFORD
                                                                                    PORTFOLIO          LORD ABBETT
                                                                                   DIVERSIFIER         FUNDAMENTAL
                                                                                    HLS FUND           EQUITY FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $     (1,575,801)  $        (106,099)
   Net realized gain (loss) on security transactions.........................         (1,851,599)            571,698
   Net realized gain distributions...........................................                 --           1,772,720
   Change in unrealized appreciation (depreciation) during the period........        (36,656,121)          1,616,591
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........        (40,083,521)          3,854,910
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................         83,259,817           3,022,786
   Net transfers.............................................................         86,120,251            (947,838)
   Surrenders for benefit payments and fees..................................        (10,505,534)           (655,787)
   Other transactions........................................................                159                 190
   Death benefits............................................................         (3,813,198)           (182,328)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        155,061,495           1,237,023
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        114,977,974           5,091,933

NET ASSETS:
   Beginning of period.......................................................        203,083,913           9,862,728
                                                                               ------------------  ------------------
   End of period.............................................................   $    318,061,887   $      14,954,661
                                                                               ==================  ==================

                                                                                  LORD ABBETT
                                                                                  CALIBRATED           LORD ABBETT
                                                                                   DIVIDEND               BOND
                                                                                  GROWTH FUND        DEBENTURE FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          32,046    $      1,652,979
   Net realized gain (loss) on security transactions.........................          1,771,801           5,122,585
   Net realized gain distributions...........................................          1,611,388           1,139,587
   Change in unrealized appreciation (depreciation) during the period........            407,039          (3,673,890)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          3,822,274           4,241,261
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             69,447             578,075
   Net transfers.............................................................          3,071,289         (13,663,356)
   Surrenders for benefit payments and fees..................................         (3,488,227)        (13,689,891)
   Other transactions........................................................                 12              (1,230)
   Death benefits............................................................           (163,090)         (1,135,501)
   Net annuity transactions..................................................               (652)             58,405
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (511,221)        (27,853,498)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          3,311,053         (23,612,237)

NET ASSETS:
   Beginning of period.......................................................         14,815,093          78,821,659
                                                                               ------------------  ------------------
   End of period.............................................................  $      18,126,146    $     55,209,422
                                                                               ==================  ==================


                                                                                   LORD ABBETT
                                                                                   GROWTH AND         MFS(R) CORE
                                                                                   INCOME FUND       EQUITY SERIES
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (131,193)  $        (139,658)
   Net realized gain (loss) on security transactions.........................          2,412,417           1,044,459
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          1,538,597           4,394,454
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          3,819,821           5,299,255
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            151,434             152,428
   Net transfers.............................................................         (2,961,319)          1,346,442
   Surrenders for benefit payments and fees..................................         (2,149,679)         (3,799,772)
   Other transactions........................................................                 37                 531
   Death benefits............................................................           (310,025)           (262,059)
   Net annuity transactions..................................................                 --             110,568
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (5,269,552)         (2,451,862)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (1,449,731)          2,847,393

NET ASSETS:
   Beginning of period.......................................................         12,865,735          17,577,045
                                                                               ------------------  ------------------
   End of period.............................................................  $      11,416,004   $      20,424,438
                                                                               ==================  ==================



                                                                                  MFS(R) GROWTH        MFS(R) GLOBAL
                                                                                     SERIES            EQUITY SERIES
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $      (1,576,950)  $        (248,745)
   Net realized gain (loss) on security transactions.........................           8,168,472           3,573,117
   Net realized gain distributions...........................................             953,293                  --
   Change in unrealized appreciation (depreciation) during the period........          28,171,464           2,358,028
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          35,716,279           5,682,400
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................           1,444,064             154,835
   Net transfers.............................................................          99,642,558           5,224,994
   Surrenders for benefit payments and fees..................................         (26,326,050)         (6,795,459)
   Other transactions........................................................             290,303              77,287
   Death benefits............................................................          (1,806,650)           (455,422)
   Net annuity transactions..................................................              57,308             124,225
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          73,301,533          (1,669,540)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         109,017,812           4,012,860

NET ASSETS:
   Beginning of period.......................................................          69,703,082          23,218,072
                                                                               -------------------  ------------------
   End of period.............................................................   $     178,720,894   $      27,230,932
                                                                               ===================  ==================


                                                                               MFS(R) INVESTORS
                                                                                    GROWTH          MFS(R) INVESTORS
                                                                                 STOCK SERIES         TRUST SERIES
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (521,393)   $      (2,060,125)
   Net realized gain (loss) on security transactions.........................          3,885,103           39,449,754
   Net realized gain distributions...........................................          1,259,817                   --
   Change in unrealized appreciation (depreciation) during the period........          5,907,947           25,607,410
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         10,531,474           62,997,039
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            229,814            2,549,948
   Net transfers.............................................................         (4,195,656)         (48,119,248)
   Surrenders for benefit payments and fees..................................         (9,574,618)         (61,177,572)
   Other transactions........................................................             43,857              315,471
   Death benefits............................................................           (524,074)          (5,234,076)
   Net annuity transactions..................................................             41,752              166,041
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (13,978,925)        (111,499,436)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (3,447,451)         (48,502,397)

NET ASSETS:
   Beginning of period.......................................................         44,592,357          262,242,753
                                                                               ------------------  -------------------
   End of period.............................................................  $      41,144,906    $     213,740,356
                                                                               ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-110

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-111

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------




                                                                                 MFS(R) MID CAP       MFS(R) NEW
                                                                                  GROWTH SERIES    DISCOVERY SERIES
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (1,121,518)  $      (3,504,807)
   Net realized gain (loss) on security transactions.........................          3,185,862          22,894,796
   Net realized gain distributions...........................................            221,098           1,439,472
   Change in unrealized appreciation (depreciation) during the period........         15,840,890          40,468,327
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         18,126,332          61,297,788
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            543,664           2,250,602
   Net transfers.............................................................            (40,451)        (23,375,580)
   Surrenders for benefit payments and fees..................................        (14,053,653)        (47,447,003)
   Other transactions........................................................             79,215             271,417
   Death benefits............................................................         (1,460,659)         (3,250,281)
   Net annuity transactions..................................................             78,862             222,747
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (14,853,022)        (71,328,098)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          3,273,310         (10,030,310)

NET ASSETS:
   Beginning of period.......................................................         57,492,580         184,837,534
                                                                               ------------------  ------------------
   End of period.............................................................  $      60,765,890   $     174,807,224
                                                                               ==================  ==================



                                                                                 MFS(R) TOTAL         MFS(R) VALUE
                                                                                 RETURN SERIES           SERIES
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (779,030)  $      (1,759,746)
   Net realized gain (loss) on security transactions.........................         42,698,515          32,790,504
   Net realized gain distributions...........................................                 --           1,118,830
   Change in unrealized appreciation (depreciation) during the period........         73,518,153          74,478,226
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........        115,437,638         106,627,814
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          6,400,185          13,676,830
   Net transfers.............................................................       (117,727,910)         26,621,584
   Surrenders for benefit payments and fees..................................       (178,905,492)        (78,542,221)
   Other transactions........................................................          1,276,699             581,464
   Death benefits............................................................        (15,749,144)         (6,218,611)
   Net annuity transactions..................................................            528,760             161,446
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....       (304,176,902)        (43,719,508)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................       (188,739,264)         62,908,306

NET ASSETS:
   Beginning of period.......................................................        810,351,102         332,978,778
                                                                               ------------------  ------------------
   End of period.............................................................  $     621,611,838   $     395,887,084
                                                                               ==================  ==================


                                                                                                     MFS(R) RESEARCH
                                                                                MFS(R) RESEARCH       INTERNATIONAL
                                                                                  BOND SERIES            SERIES
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (1,200,389)   $         (19,947)
   Net realized gain (loss) on security transactions.........................          9,001,897           (1,363,516)
   Net realized gain distributions...........................................          2,634,401                   --
   Change in unrealized appreciation (depreciation) during the period........        (16,081,707)           6,760,004
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         (5,645,798)           5,376,541
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          4,769,618              447,190
   Net transfers.............................................................        580,392,113           (9,693,895)
   Surrenders for benefit payments and fees..................................       (118,410,626)          (9,868,248)
   Other transactions........................................................          1,522,566               96,822
   Death benefits............................................................         (7,811,484)            (655,656)
   Net annuity transactions..................................................            249,038               22,060
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        460,711,225          (19,651,727)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        455,065,427          (14,275,186)

NET ASSETS:
   Beginning of period.......................................................        364,024,045           42,082,713
                                                                               ------------------  -------------------
   End of period.............................................................  $     819,089,472    $      27,807,527
                                                                               ==================  ===================



                                                                                 MFS(R) RESEARCH       MFS(R) HIGH
                                                                                     SERIES          YIELD PORTFOLIO
                                                                                   SUB-ACCOUNT     SUB-ACCOUNT (4)(5)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (396,321)   $      22,972,873
   Net realized gain (loss) on security transactions.........................          6,100,282          (15,702,674)
   Net realized gain distributions...........................................             68,754                   --
   Change in unrealized appreciation (depreciation) during the period........          2,845,166            1,053,303
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          8,617,881            8,323,502
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            341,795            1,593,082
   Net transfers.............................................................         (5,213,747)         (15,649,636)
   Surrenders for benefit payments and fees..................................         (9,350,642)         (50,783,720)
   Other transactions........................................................            101,969              396,986
   Death benefits............................................................           (676,995)          (4,214,941)
   Net annuity transactions..................................................               (619)             301,338
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (14,798,239)         (68,356,891)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (6,180,358)         (60,033,389)

NET ASSETS:
   Beginning of period.......................................................         35,445,464          217,941,927
                                                                               ------------------  -------------------
   End of period.............................................................  $      29,265,106    $     157,908,538
                                                                               ==================  ===================

                                                                                                         BLACKROCK
                                                                                    BLACKROCK             GLOBAL
                                                                                GLOBAL ALLOCATION      OPPORTUNITIES
                                                                                    V.I. FUND            V.I. FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $           7,440   $          (5,670)
   Net realized gain (loss) on security transactions.........................              16,700              41,890
   Net realized gain distributions...........................................             192,428                  --
   Change in unrealized appreciation (depreciation) during the period........             239,357              54,836
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             455,925              91,056
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................           1,266,363                  --
   Net transfers.............................................................             872,279              15,299
   Surrenders for benefit payments and fees..................................            (252,309)            (53,304)
   Other transactions........................................................                   1                  (1)
   Death benefits............................................................                  --                  --
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           1,886,334             (38,006)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................           2,342,259              53,050

NET ASSETS:
   Beginning of period.......................................................           2,536,238             344,956
                                                                               -------------------  ------------------
   End of period.............................................................   $       4,878,497   $         398,006
                                                                               ===================  ==================

(4)   Funded as of August 15, 2013.

(5) Effective August 16, 2013 MFS High Income Series merged with MFS High Yield Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-112

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-113

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                  BLACKROCK           BLACKROCK
                                                                                  LARGE CAP            EQUITY
                                                                              GROWTH V.I. FUND   DIVIDEND V.I. FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (13,077)  $          72,705
   Net realized gain (loss) on security transactions.......................            136,006             369,547
   Net realized gain distributions.........................................             68,871             148,908
   Change in unrealized appreciation (depreciation) during the period......             71,871           1,381,983
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            263,671           1,973,143
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             50,433           1,800,174
   Net transfers...........................................................            (78,839)           (635,432)
   Surrenders for benefit payments and fees................................           (304,757)           (387,512)
   Other transactions......................................................                  1                 273
   Death benefits..........................................................             (5,323)            (99,639)
   Net annuity transactions................................................             35,655              14,485
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (302,830)            692,349
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            (39,159)          2,665,492

NET ASSETS:
   Beginning of period.....................................................            981,387           8,067,470
                                                                             ------------------  ------------------
   End of period...........................................................  $         942,228   $      10,732,962
                                                                             ==================  ==================


                                                                                UIF CORE PLUS       UIF GROWTH
                                                                                FIXED INCOME         PORTFOLIO
                                                                                  PORTFOLIO         SUB-ACCOUNT
                                                                             SUB-ACCOUNT (6)(7)      (6)(8)(9)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          78,939   $         (50,571)
   Net realized gain (loss) on security transactions.......................           (166,631)            795,589
   Net realized gain distributions.........................................                 --             378,701
   Change in unrealized appreciation (depreciation) during the period......             81,523              48,240
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             (6,169)          1,171,959
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --              26,064
   Net transfers...........................................................            143,235            (420,333)
   Surrenders for benefit payments and fees................................           (189,531)           (367,711)
   Other transactions......................................................                  1                   2
   Death benefits..........................................................                 --            (104,888)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (46,295)           (866,866)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            (52,464)            305,093

NET ASSETS:
   Beginning of period.....................................................          1,035,559           3,041,184
                                                                             ------------------  ------------------
   End of period...........................................................  $         983,095   $       3,346,277
                                                                             ==================  ==================


                                                                                 UIF MID CAP         INVESCO V.I.
                                                                                   GROWTH              AMERICAN
                                                                                  PORTFOLIO           VALUE FUND
                                                                                 SUB-ACCOUNT       SUB-ACCOUNT (10)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (228,787)   $        (146,643)
   Net realized gain (loss) on security transactions.......................           3,516,926            2,925,273
   Net realized gain distributions.........................................             488,712                   --
   Change in unrealized appreciation (depreciation) during the period......           2,418,194            1,640,270
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           6,195,045            4,418,900
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             117,269               63,204
   Net transfers...........................................................          (7,008,643)          (2,682,755)
   Surrenders for benefit payments and fees................................          (3,945,740)          (3,054,314)
   Other transactions......................................................                  45               (4,334)
   Death benefits..........................................................            (256,192)            (162,385)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (11,093,261)          (5,840,584)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (4,898,216)          (1,421,684)

NET ASSETS:
   Beginning of period.....................................................          22,232,072           15,637,431
                                                                             -------------------  -------------------
   End of period...........................................................   $      17,333,856    $      14,215,747
                                                                             ===================  ===================

                                                                               MORGAN STANLEY          BLACKROCK
                                                                                   MID CAP              CAPITAL
                                                                                   GROWTH            APPRECIATION
                                                                                  PORTFOLIO            V.I. FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (10,492)  $          (85,525)
   Net realized gain (loss) on security transactions.......................              27,350              438,849
   Net realized gain distributions.........................................               1,758            1,286,110
   Change in unrealized appreciation (depreciation) during the period......             182,221              780,872
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             200,837            2,420,306
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --            1,599,613
   Net transfers...........................................................             (40,458)          (1,407,361)
   Surrenders for benefit payments and fees................................             (86,532)            (359,362)
   Other transactions......................................................                  --                  (13)
   Death benefits..........................................................                  --              (47,933)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (126,990)            (215,056)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              73,847            2,205,250

NET ASSETS:
   Beginning of period.....................................................             635,992            7,187,104
                                                                             -------------------  -------------------
   End of period...........................................................   $         709,839   $        9,392,354
                                                                             ===================  ===================

                                                                                 OPPENHEIMER
                                                                                   CAPITAL           OPPENHEIMER
                                                                                APPRECIATION           GLOBAL
                                                                                   FUND/VA             FUND/VA
                                                                                 SUB-ACCOUNT      SUB-ACCOUNT (11)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (20,875)  $         (59,585)
   Net realized gain (loss) on security transactions.......................            483,437           5,960,231
   Net realized gain distributions.........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period......             96,624            (553,121)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            559,186           5,347,525
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             21,408             112,416
   Net transfers...........................................................             58,662          (8,461,379)
   Surrenders for benefit payments and fees................................           (863,391)         (4,695,410)
   Other transactions......................................................                  6                (272)
   Death benefits..........................................................            (14,183)           (293,493)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (797,498)        (13,338,138)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................           (238,312)         (7,990,613)

NET ASSETS:
   Beginning of period.....................................................          2,491,089          27,307,890
                                                                             ------------------  ------------------
   End of period...........................................................  $       2,252,777   $      19,317,277
                                                                             ==================  ==================

(6)   Funded as of September 6, 2013.

(7) Effective September 6, 2013 Morgan Stanley Flexible Income Portfolio merged with UIF Core Plus Fixed Income Portfolio.

(8) Effective September 6, 2013 Morgan Stanley Focus Growth Portfolio merged with UIF Growth Portfolio.

(9) Effective September 6, 2013 Morgan Stanley Multi Cap Growth Portfolio merged with UIF Growth Portfolio.

(10) Formerly Invesco Van Kampen V.I. American Value Fund. Change effective April 29, 2013.

(11) Formerly Oppenheimer Global Securities Fund/VA. Change effective April 30, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-114

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-115

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                      OPPENHEIMER
                                                                                   OPPENHEIMER        MAIN STREET
                                                                                   MAIN STREET         SMALL CAP
                                                                                     FUND/VA            FUND/VA
                                                                                   SUB-ACCOUNT     SUB-ACCOUNT (12)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (27,659)  $        (229,343)
   Net realized gain (loss) on security transactions.........................            497,569           6,462,975
   Net realized gain distributions...........................................                 --             361,058
   Change in unrealized appreciation (depreciation) during the period........            538,643           2,472,975
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,008,553           9,067,665
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             28,836             223,056
   Net transfers.............................................................           (340,971)         (6,359,679)
   Surrenders for benefit payments and fees..................................           (582,816)         (4,602,327)
   Other transactions........................................................               (665)              1,915
   Death benefits............................................................            (38,026)           (424,825)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (933,642)        (11,161,860)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             74,911          (2,094,195)

NET ASSETS:
   Beginning of period.......................................................          3,725,587          27,876,674
                                                                               ------------------  ------------------
   End of period.............................................................  $       3,800,498   $      25,782,479
                                                                               ==================  ==================


                                                                                   OPPENHEIMER         PUTNAM VT
                                                                                     EQUITY           DIVERSIFIED
                                                                                   INCOME FUND        INCOME FUND
                                                                                SUB-ACCOUNT (13)      SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (16,514)  $       1,522,361
   Net realized gain (loss) on security transactions.........................            203,700           2,661,956
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            354,774             591,166
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            541,960           4,775,483
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              3,990             904,446
   Net transfers.............................................................          2,213,578         (11,218,989)
   Surrenders for benefit payments and fees..................................           (606,735)        (13,597,810)
   Other transactions........................................................                 (2)               (490)
   Death benefits............................................................            (32,714)         (2,233,523)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          1,578,117         (26,146,366)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          2,120,077         (21,370,883)

NET ASSETS:
   Beginning of period.......................................................          1,569,430          90,905,102
                                                                               ------------------  ------------------
   End of period.............................................................  $       3,689,507   $      69,534,219
                                                                               ==================  ==================


                                                                                    PUTNAM VT            PUTNAM VT
                                                                                  GLOBAL ASSET         INTERNATIONAL
                                                                                 ALLOCATION FUND        VALUE FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          50,638   $          13,289
   Net realized gain (loss) on security transactions.........................           1,619,373             102,573
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........            (528,997)             88,501
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           1,141,014             204,363
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             187,176                 929
   Net transfers.............................................................          (3,727,794)            (84,021)
   Surrenders for benefit payments and fees..................................          (1,026,090)           (274,233)
   Other transactions........................................................                  (1)                  3
   Death benefits............................................................             (51,991)             (2,201)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (4,618,700)           (359,523)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (3,477,686)           (155,160)

NET ASSETS:
   Beginning of period.......................................................           8,526,279           1,305,467
                                                                               -------------------  ------------------
   End of period.............................................................   $       5,048,593   $       1,150,307
                                                                               ===================  ==================


                                                                                   PUTNAM VT
                                                                                 INTERNATIONAL          PUTNAM VT
                                                                                  EQUITY FUND        INVESTORS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (4,418)   $            657
   Net realized gain (loss) on security transactions.........................             96,827               3,096
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            236,110              42,833
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            328,519              46,586
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              3,564               2,884
   Net transfers.............................................................            262,234              12,646
   Surrenders for benefit payments and fees..................................           (290,794)             (6,312)
   Other transactions........................................................                124                   7
   Death benefits............................................................            (21,555)                 --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (46,427)              9,225
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            282,092              55,811

NET ASSETS:
   Beginning of period.......................................................          1,303,847             129,579
                                                                               ------------------  ------------------
   End of period.............................................................  $       1,585,939    $        185,390
                                                                               ==================  ==================


                                                                                   PUTNAM VT
                                                                                   SMALL CAP           PUTNAM VT
                                                                                  VALUE FUND         VOYAGER FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (25,995)  $         (15,413)
   Net realized gain (loss) on security transactions.........................            533,380             626,013
   Net realized gain distributions...........................................             40,149                  --
   Change in unrealized appreciation (depreciation) during the period........            318,860           2,781,251
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            866,394           3,391,851
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             10,311           1,231,839
   Net transfers.............................................................            812,581          (1,281,708)
   Surrenders for benefit payments and fees..................................           (604,269)           (495,379)
   Other transactions........................................................                483                (111)
   Death benefits............................................................            (43,439)           (107,259)
   Net annuity transactions..................................................              3,246                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            178,913            (652,618)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          1,045,307           2,739,233

NET ASSETS:
   Beginning of period.......................................................          2,235,027           7,794,695
                                                                               ------------------  ------------------
   End of period.............................................................  $       3,280,334   $      10,533,928
                                                                               ==================  ==================

(12) Formerly Oppenheimer Main Street Small- & Mid-Cap Fund/VA. Change effective April 30, 2013.

(13)  Formerly Oppenheimer Value Fund/VA. Change effective April 30, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-116

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-117

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                  PUTNAM VT
                                                                                   EQUITY                PIMCO
                                                                                 INCOME FUND        ALL ASSET FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $           16,653   $          65,634
   Net realized gain (loss) on security transactions.......................              48,779               9,200
   Net realized gain distributions.........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period......             333,054             (99,504)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             398,486             (24,670)
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              19,216             363,689
   Net transfers...........................................................             135,939              88,682
   Surrenders for benefit payments and fees................................             (69,063)            (26,166)
   Other transactions......................................................                   3                 242
   Death benefits..........................................................                  --                  --
   Net annuity transactions................................................                  --                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..              86,095             426,447
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................             484,581             401,777

NET ASSETS:
   Beginning of period.....................................................           1,245,921           1,626,976
                                                                             -------------------  ------------------
   End of period...........................................................  $        1,730,502   $       2,028,753
                                                                             ===================  ==================



                                                                                  PIMCO EQS         PIMCO GLOBAL
                                                                               PATHFINDER FUND    MULTI-ASSET FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          92,985   $          14,475
   Net realized gain (loss) on security transactions.......................            211,246              (6,000)
   Net realized gain distributions.........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period......            920,311             (89,516)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........          1,224,542             (81,041)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................          1,402,387             160,868
   Net transfers...........................................................           (360,373)            (10,645)
   Surrenders for benefit payments and fees................................           (316,827)            (42,099)
   Other transactions......................................................                132                   1
   Death benefits..........................................................            (41,953)                 --
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            683,366             108,125
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................          1,907,908              27,084

NET ASSETS:
   Beginning of period.....................................................          6,249,628             737,329
                                                                             ------------------  ------------------
   End of period...........................................................  $       8,157,536   $         764,413
                                                                             ==================  ==================


                                                                              JENNISON 20/20
                                                                                   FOCUS             JENNISON
                                                                                 PORTFOLIO           PORTFOLIO
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (9,921)  $            (751)
   Net realized gain (loss) on security transactions.......................             17,178              13,346
   Net realized gain distributions.........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period......            114,126              (4,579)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            121,383               8,016
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 35                  --
   Net transfers...........................................................             (7,184)             36,977
   Surrenders for benefit payments and fees................................             (4,256)            (50,415)
   Other transactions......................................................                  4                  --
   Death benefits..........................................................            (24,324)                 --
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (35,725)            (13,438)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................             85,658              (5,422)

NET ASSETS:
   Beginning of period.....................................................            459,248              44,157
                                                                             ------------------  ------------------
   End of period...........................................................  $         544,906   $          38,735
                                                                             ==================  ==================

                                                                                                     PRUDENTIAL
                                                                                PRUDENTIAL             SERIES
                                                                                   VALUE            INTERNATIONAL
                                                                                 PORTFOLIO             GROWTH
                                                                                SUB-ACCOUNT       SUB-ACCOUNT (14)
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (6,049)   $            (149)
   Net realized gain (loss) on security transactions.......................              6,980                1,872
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......             85,777                 (602)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             86,708                1,121
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 35                   --
   Net transfers...........................................................            (43,789)             (36,189)
   Surrenders for benefit payments and fees................................             (3,055)                  --
   Other transactions......................................................                 --                   --
   Death benefits..........................................................                 --                   --
   Net annuity transactions................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (46,809)             (36,189)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................             39,899              (35,068)

NET ASSETS:
   Beginning of period.....................................................            315,604               35,068
                                                                             ------------------  -------------------
   End of period...........................................................  $         355,503    $              --
                                                                             ==================  ===================


                                                                                INVESCO V.I.
                                                                                 GROWTH AND          INVESCO V.I.
                                                                                 INCOME FUND         COMSTOCK FUND
                                                                              SUB-ACCOUNT (15)     SUB-ACCOUNT (16)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $           3,418    $          (8,238)
   Net realized gain (loss) on security transactions.......................           5,683,315               60,538
   Net realized gain distributions.........................................             384,059                   --
   Change in unrealized appreciation (depreciation) during the period......           6,762,906              708,605
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          12,833,698              760,905
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             174,751                1,500
   Net transfers...........................................................          (3,921,928)             (93,200)
   Surrenders for benefit payments and fees................................          (8,394,038)            (591,112)
   Other transactions......................................................                 (30)                  --
   Death benefits..........................................................            (613,246)              (6,971)
   Net annuity transactions................................................              58,859                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (12,695,632)            (689,783)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             138,066               71,122

NET ASSETS:
   Beginning of period.....................................................          44,591,206            2,630,889
                                                                             -------------------  -------------------
   End of period...........................................................   $      44,729,272    $       2,702,011
                                                                             ===================  ===================

(14)  Not funded as of December 31, 2013.

(15) Formerly Invesco Van Kampen V.I. Growth and Income Fund. Change effective April 29, 2013.

(16) Formerly Invesco Van Kampen V.I. Comstock Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-118

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-119

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                 INVESCO V.I.         INVESCO V.I.
                                                                                   AMERICAN              MID CAP
                                                                                   FRANCHISE           GROWTH FUND
                                                                               SUB-ACCOUNT (17)     SUB-ACCOUNT (18)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (914,195)   $        (158,058)
   Net realized gain (loss) on security transactions.........................          3,167,842              781,908
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........         17,146,395            2,475,266
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         19,400,042            3,099,116
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            631,301              170,861
   Net transfers.............................................................         (4,604,691)           4,399,120
   Surrenders for benefit payments and fees..................................        (14,176,968)          (2,478,783)
   Other transactions........................................................             85,794               18,877
   Death benefits............................................................         (1,327,129)             (28,438)
   Net annuity transactions..................................................            (25,977)                (366)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (19,417,670)           2,081,271
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            (17,628)           5,180,387

NET ASSETS:
   Beginning of period.......................................................         62,842,077            8,268,268
                                                                               ------------------  -------------------
   End of period.............................................................  $      62,824,449    $      13,448,655
                                                                               ==================  ===================

                                                                                   WELLS FARGO        WELLS FARGO
                                                                                  ADVANTAGE VT       ADVANTAGE VT
                                                                                   INDEX ASSET       TOTAL RETURN
                                                                                 ALLOCATION FUND       BOND FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (4,225)  $         (33,171)
   Net realized gain (loss) on security transactions.........................             33,331              19,279
   Net realized gain distributions...........................................                 --             164,323
   Change in unrealized appreciation (depreciation) during the period........             97,499            (376,672)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            126,605            (226,241)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             12,500               7,500
   Net transfers.............................................................            (50,360)            249,778
   Surrenders for benefit payments and fees..................................           (183,325)         (1,022,944)
   Other transactions........................................................                  2                   3
   Death benefits............................................................                 --            (166,909)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (221,183)           (932,572)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (94,578)         (1,158,813)

NET ASSETS:
   Beginning of period.......................................................            818,108           5,451,561
                                                                               ------------------  ------------------
   End of period.............................................................  $         723,530   $       4,292,748
                                                                               ==================  ==================

                                                                                  WELLS FARGO          WELLS FARGO
                                                                                 ADVANTAGE VT         ADVANTAGE VT
                                                                                   INTRINSIC          INTERNATIONAL
                                                                                  VALUE FUND           EQUITY FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (19,069)   $           3,330
   Net realized gain (loss) on security transactions.........................            103,215               38,727
   Net realized gain distributions...........................................                 --               56,797
   Change in unrealized appreciation (depreciation) during the period........            537,394               83,754
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            621,540              182,608
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            100,506                3,040
   Net transfers.............................................................            (38,427)             (18,984)
   Surrenders for benefit payments and fees..................................           (571,495)            (329,148)
   Other transactions........................................................                 (1)                  (1)
   Death benefits............................................................            (50,640)             (11,316)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (560,057)            (356,409)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................             61,483             (173,801)

NET ASSETS:
   Beginning of period.......................................................          2,477,581            1,273,524
                                                                               ------------------  -------------------
   End of period.............................................................  $       2,539,064    $       1,099,723
                                                                               ==================  ===================

                                                                                   WELLS FARGO
                                                                                  ADVANTAGE VT        WELLS FARGO
                                                                                    SMALL CAP        ADVANTAGE VT
                                                                                   GROWTH FUND      DISCOVERY FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (43,047)  $         (34,602)
   Net realized gain (loss) on security transactions.........................            131,779             197,983
   Net realized gain distributions...........................................            120,438              50,010
   Change in unrealized appreciation (depreciation) during the period........            697,116             395,997
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            906,286             609,388
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              1,624               6,000
   Net transfers.............................................................           (112,362)            (85,035)
   Surrenders for benefit payments and fees..................................           (389,202)           (260,917)
   Other transactions........................................................                 --                 (32)
   Death benefits............................................................            (31,157)            (12,753)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (531,097)           (352,737)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            375,189             256,651

NET ASSETS:
   Beginning of period.......................................................          2,159,489           1,618,360
                                                                               ------------------  ------------------
   End of period.............................................................  $       2,534,678   $       1,875,011
                                                                               ==================  ==================

                                                                                  WELLS FARGO
                                                                                 ADVANTAGE VT          WELLS FARGO
                                                                                   SMALL CAP          ADVANTAGE VT
                                                                                  VALUE FUND        OPPORTUNITY FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (2,903)   $          (5,768)
   Net realized gain (loss) on security transactions.........................            (23,484)              13,098
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........             57,936               87,698
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             31,549               95,028
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              1,800                1,200
   Net transfers.............................................................             (9,482)              (1,703)
   Surrenders for benefit payments and fees..................................            (73,782)             (35,529)
   Other transactions........................................................                  1                   --
   Death benefits............................................................                 --                   --
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (81,463)             (36,032)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            (49,914)              58,996

NET ASSETS:
   Beginning of period.......................................................            279,657              351,370
                                                                               ------------------  -------------------
   End of period.............................................................  $         229,743    $         410,366
                                                                               ==================  ===================

(17) Formerly Invesco Van Kampen V.I. American Franchise Fund. Change effective April 29, 2013.

(18) Formerly Invesco Van Kampen V.I. Mid Cap Growth Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                   SA-120

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SA-121

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   ORGANIZATION:

     Separate Account Seven (the "Account") is a separate investment account established by Hartford Life and Annuity Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

     The Account is comprised of the following Sub-Accounts: American Century VP Value Fund, American Century VP Growth Fund, AllianceBernstein VPS Balanced Wealth Strategy Portfolio, AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Small/Mid Cap Value Portfolio, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Money Market Fund, American Century VP Mid Cap Value Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Wells Fargo Advantage VT Omega Growth Fund, Fidelity VIP Growth Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Value Strategies Portfolio, Fidelity VIP Dynamic Capital Appreciation Portfolio, Fidelity VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund (formerly Franklin Rising Dividends Securities Fund), Franklin Income VIP Fund (formerly Franklin Income Securities Fund), Franklin Large Cap Growth VIP Fund (formerly Franklin Large Cap Growth Securities Fund), Franklin Global Real Estate VIP Fund (formerly Franklin Global Real Estate Securities Fund), Franklin Small-Mid Cap Growth VIP Fund (formerly Franklin Small-Mid Cap Growth Securities Fund), Franklin Small Cap Value VIP Fund (formerly Franklin Small Cap Value Securities Fund), Franklin Strategic Income VIP Fund (formerly Franklin Strategic Income Securities Fund), Franklin Mutual Shares VIP Fund (formerly Mutual Shares Securities Fund), Templeton Developing Markets VIP Fund (formerly Templeton Developing Markets Securities Fund), Templeton Foreign VIP Fund (formerly Templeton Foreign Securities Fund), Templeton Growth VIP Fund (formerly Templeton Growth Securities Fund), Franklin Mutual Global Discovery VIP Fund (formerly Mutual Global Discovery Securities Fund), Franklin Flex Cap Growth VIP Fund (formerly Franklin Flex Cap Growth Securities Fund), Franklin Large Cap Value VIP Fund (formerly Franklin Large Cap Value Securities Fund)++, Templeton Global Bond VIP Fund (formerly Templeton Global Bond Securities
     Fund), Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Research HLS Fund (merged with Hartford Global Growth HLS Fund), Hartford Global Growth HLS Fund (merged with Hartford Global Research HLS Fund), Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund (merged with Hartford Growth Opportunities HLS Fund), Hartford Growth Opportunities HLS Fund (merged with Hartford Growth HLS
     Fund), Hartford High Yield HLS Fund, Hartford Index HLS Fund (merged with HIMCO VIT Index Fund), Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, American Funds Asset Allocation HLS Fund (merged with HIMCO VIT American Funds Asset Allocation Fund), American Funds Blue Chip Income and Growth HLS Fund (merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund), American Funds Bond HLS Fund (merged with HIMCO VIT American Funds Bond Fund), American Funds Global Bond HLS Fund (merged with HIMCO VIT American Funds Global Bond Fund), American Funds Global Growth and Income HLS Fund (merged with HIMCO VIT American Funds Global Growth and Income Fund), American Funds Global Growth HLS Fund (merged with HIMCO VIT American Funds Global Growth Fund), American Funds Global Small Capitalization HLS Fund (merged with HIMCO VIT American Funds Global Small Capitalization Fund), American Funds Growth HLS Fund (merged with HIMCO VIT American Funds Growth Fund), American Funds Growth-Income HLS Fund (merged with HIMCO VIT American Funds Growth-Income Fund), American Funds International HLS Fund (merged with HIMCO VIT American Funds International Fund), American Funds New World HLS Fund (merged with HIMCO VIT American Funds New World Fund), Hartford Portfolio Diversifier HLS Fund (merged


--------------------------------------------------------------------------------
                                   SA-122

--------------------------------------------------------------------------------


     with HIMCO VIT Portfolio Diversifier Fund), Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, MFS Core Equity Series, MFS Growth Series, MFS Global Equity Series, MFS Investors Growth Stock Series, MFS Investors Trust Series, MFS Mid Cap Growth Series, MFS New Discovery Series, MFS Total Return Series, MFS Value Series, MFS Research Bond Series, MFS Research International Series, MFS Research Series, MFS High Yield Portfolio, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, UIF Core Plus Fixed Income Portfolio, UIF Growth Portfolio, UIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio, BlackRock Capital Appreciation V.I. Fund, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer Main Street Small Cap Fund/VA, Oppenheimer Equity Income Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Investors Fund, Putnam VT Small Cap Value Fund, Putnam VT Voyager Fund, Putnam VT Equity Income Fund, PIMCO All Asset Fund, PIMCO EqS Pathfinder Fund, PIMCO Global Multi-Asset Managed Allocation Portfolio (formerly PIMCO Global Multi-Asset Fund), Jennison 20/20 Focus Portfolio, Jennison Portfolio, Prudential Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo Advantage VT Index Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Intrinsic Value Fund, Wells Fargo Advantage VT International Equity Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Discovery Fund, Wells Fargo Advantage VT Small Cap Value Fund, Wells Fargo Advantage VT Opportunity Fund, HIMCO VIT Index Fund (merged with Hartford Index HLS Fund), HIMCO VIT Portfolio Diversifier Fund (merged with Hartford Portfolio Diversifier HLS Fund), HIMCO VIT American Funds Asset Allocation Fund (merged with American Funds Asset Allocation HLS Fund), HIMCO VIT American Funds Blue Chip Income and Growth Fund (merged with American Funds Blue Chip Income and Growth HLS
     Fund), HIMCO VIT American Funds Bond Fund (merged with American Funds Bond HLS Fund), HIMCO VIT American Funds Global Bond Fund (merged with American Funds Global Bond HLS Fund), HIMCO VIT American Funds Global Growth and Income Fund (merged with American Funds Global Growth and Income HLS
     Fund), HIMCO VIT American Funds Global Growth Fund (merged with American Funds Global Growth HLS Fund), HIMCO VIT American Funds Global Small Capitalization Fund (merged with American Funds Global Small Capitalization HLS Fund), HIMCO VIT American Funds Growth Fund (merged with American Funds Growth HLS Fund), HIMCO VIT American Funds Growth-Income Fund (merged with American Funds Growth-Income HLS Fund), HIMCO VIT American Funds International Fund (merged with American Funds International HLS Fund), and HIMCO VIT American Funds New World Fund (merged with American Funds New World HLS Fund).


   ++ During 2014, the following Sub-Account was liquidated: Franklin Large Cap Value VIP Fund.

     If a Fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statement of changes in net assets as a net transfer. For financial reporting purposes, assets received by the Sub-Account were recorded at fair value as follows:


     SURVIVING SUB-ACCOUNT                           ASSETS RECEIVED
     ---------------------------------------------  ----------------
     Hartford Global Growth
       HLS Fund...................................  $     1,176,082
     Hartford Growth
       Opportunities HLS Fund.....................       17,839,630
     HIMCO VIT Index Fund.........................       33,312,131
     HIMCO VIT American Funds
       Asset Allocation Fund......................       40,872,003
     HIMCO VIT American Funds
       Blue Chip Income and
       Growth Fund................................       36,927,616
     HIMCO VIT American Funds
       Bond Fund..................................      158,852,048
     HIMCO VIT American Funds
       Global Bond Fund...........................       12,442,485
     HIMCO VIT American Funds
       Global Growth and
       Income Fund................................       35,290,741
     HIMCO VIT American Funds
       Global Growth Fund.........................       16,567,775
     HIMCO VIT American Funds
       Global Small Capitalization
       Fund.......................................       39,149,992
     HIMCO VIT American Funds
       Growth Fund................................      224,951,652
     HIMCO VIT American Funds
       Growth-Income Fund.........................      132,898,080


--------------------------------------------------------------------------------
                                   SA-123

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



     SURVIVING SUB-ACCOUNT                           ASSETS RECEIVED
     ---------------------------------------------  ----------------
     HIMCO VIT American Funds
       International Fund.........................      140,515,523
     HIMCO VIT American Funds
       New World Fund.............................       22,283,320
     HIMCO VIT Portfolio
       Diversifier Fund...........................      312,740,525

     The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

     a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

     b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

     c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.The most significant estimate contained within the financial statements are the fair value measurements.

     e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in death benefits on the accompanying statements of changes in net assets.

     f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

        Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

        Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

        Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

        In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.



--------------------------------------------------------------------------------
                                   SA-124

--------------------------------------------------------------------------------


        As of December 31, 2014, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2014 and 2013.

     g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2014. The 2007 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3. ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     Each Sub-account is charged certain fees, according to contract terms, as follows:

     a) MORTALITY AND EXPENSE RISK CHARGES -- The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges and, with respect to the Account, receives a maximum annual fee of 1.55% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     b) TAX EXPENSE CHARGES -- If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

     c) ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     d) ANNUAL MAINTENANCE FEES -- An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

     e) RIDER CHARGES -- The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying statements of operations or the surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.

     f) DISTRIBUTION CHARGE -- A Distribution Charge of 0.75% may be charged, by the Sponsor Company, to the contract's value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of eight years after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

     g) TRANSACTIONS WITH RELATED PARTIES -- The Sponsor and its affiliates receive fees from the HLS and VIT funds for services provided to these funds. The fees received for these services are a maximum of 1.36% and 1.35%, respectively, of the Funds' average daily net assets.



4.   PURCHASES AND SALES OF INVESTMENTS:

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:


                                                                                                       PURCHASES         PROCEEDS
SUB-ACCOUNT                                                                                             AT COST         FROM SALES
--------------------------------------------------------------------------------------------------  --------------    --------------
American Century VP Value Fund....................................................................  $    1,509,781    $    2,029,817
American Century VP Growth Fund...................................................................         433,932           544,322
AllianceBernstein VPS Balanced Wealth Strategy Portfolio..........................................       6,347,271         9,967,661
AllianceBernstein VPS International Value Portfolio...............................................       3,140,137         7,365,958
AllianceBernstein VPS Small/Mid Cap Value Portfolio...............................................       5,098,046         7,708,746
AllianceBernstein VPS Value Portfolio.............................................................         456,684         1,043,934
AllianceBernstein VPS International Growth Portfolio..............................................         341,308         1,047,072


--------------------------------------------------------------------------------
                                   SA-125

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                                       PURCHASES         PROCEEDS
SUB-ACCOUNT                                                                                             AT COST         FROM SALES
--------------------------------------------------------------------------------------------------  --------------    --------------
Invesco V.I. Value Opportunities Fund.............................................................  $    8,323,467    $   22,379,116
Invesco V.I. Core Equity Fund.....................................................................      15,199,734        53,533,115
Invesco V.I. Government Securities Fund...........................................................      43,789,435       106,957,533
Invesco V.I. International Growth Fund............................................................      17,280,879        54,937,074
Invesco V.I. Mid Cap Core Equity Fund.............................................................      30,983,657        46,054,826
Invesco V.I. Small Cap Equity Fund................................................................      19,346,604        44,243,993
Invesco V.I. Balanced Risk Allocation Fund........................................................       4,949,555         9,249,943
Invesco V.I. Diversified Dividend Fund............................................................          55,465            70,965
Invesco V.I. Money Market Fund....................................................................     383,600,686       374,281,674
American Century VP Mid Cap Value Fund............................................................         703,220           394,431
American Funds Global Bond Fund...................................................................      14,174,775        42,104,710
American Funds Global Growth and Income Fund......................................................      21,932,863        74,832,276
American Funds Asset Allocation Fund..............................................................      87,709,683       218,062,199
American Funds Blue Chip Income and Growth Fund...................................................      57,840,537       137,984,040
American Funds Bond Fund..........................................................................      54,576,953       243,810,202
American Funds Global Growth Fund.................................................................      44,142,738        82,943,257
American Funds Growth Fund........................................................................     130,492,691       442,295,902
American Funds Growth-Income Fund.................................................................     146,369,573       485,844,519
American Funds International Fund.................................................................      24,041,171       116,684,512
American Funds New World Fund.....................................................................      31,041,411        53,090,684
American Funds Global Small Capitalization Fund...................................................      14,025,471        63,442,729
Wells Fargo Advantage VT Omega Growth Fund........................................................         360,148           557,562
Fidelity VIP Growth Portfolio.....................................................................       2,992,236         2,849,794
Fidelity VIP Contrafund Portfolio.................................................................      10,620,643        26,083,013
Fidelity VIP Mid Cap Portfolio....................................................................       6,216,797        22,640,299
Fidelity VIP Value Strategies Portfolio...........................................................         640,297         1,980,534
Fidelity VIP Dynamic Capital Appreciation Portfolio...............................................       2,400,975         1,936,048
Fidelity VIP Strategic Income Portfolio...........................................................         404,011           296,069
Franklin Rising Dividends VIP Fund*...............................................................      38,975,227       160,393,836
Franklin Income VIP Fund*.........................................................................     103,849,177       322,418,918
Franklin Large Cap Growth VIP Fund*...............................................................      14,932,779        27,223,774
Franklin Global Real Estate VIP Fund*.............................................................         437,730         1,497,136
Franklin Small-Mid Cap Growth VIP Fund*...........................................................      56,944,122        71,277,169
Franklin Small Cap Value VIP Fund*................................................................      16,729,102        32,583,149
Franklin Strategic Income VIP Fund*...............................................................      74,291,974       148,211,187
Franklin Mutual Shares VIP Fund*..................................................................      43,723,669       224,920,483
Templeton Developing Markets VIP Fund*............................................................       8,594,751        25,439,549
Templeton Foreign VIP Fund*.......................................................................      32,619,235        81,759,119
Templeton Growth VIP Fund*........................................................................      20,781,484        98,818,314
Franklin Mutual Global Discovery VIP Fund*........................................................      46,429,252        95,899,249
Franklin Flex Cap Growth VIP Fund*................................................................      18,481,224        20,285,919
Franklin Large Cap Value VIP Fund*................................................................      12,195,966        34,097,684
Templeton Global Bond VIP Fund*...................................................................      10,279,107        21,267,266
Hartford Balanced HLS Fund........................................................................       5,479,266         8,657,704
Hartford Total Return Bond HLS Fund...............................................................      64,792,479       247,117,744
Hartford Capital Appreciation HLS Fund............................................................     103,817,989       195,897,080
Hartford Dividend and Growth HLS Fund.............................................................      68,049,048       156,446,965
Hartford Global Research HLS Fund*................................................................         214,578         1,445,943
Hartford Global Growth HLS Fund*..................................................................       1,886,956         1,541,394
Hartford Disciplined Equity HLS Fund..............................................................       6,209,882        43,151,359


--------------------------------------------------------------------------------
                                   SA-126

--------------------------------------------------------------------------------



                                                                                                       PURCHASES         PROCEEDS
SUB-ACCOUNT                                                                                             AT COST         FROM SALES
--------------------------------------------------------------------------------------------------  --------------    --------------
Hartford Growth HLS Fund*.........................................................................  $    6,041,353    $   20,760,199
Hartford Growth Opportunities HLS Fund*...........................................................      49,554,920        57,693,274
Hartford High Yield HLS Fund......................................................................      13,978,983        22,504,822
Hartford Index HLS Fund*..........................................................................       3,865,043        38,240,352
Hartford International Opportunities HLS Fund.....................................................       6,618,691        15,664,865
Hartford Small/Mid Cap Equity HLS Fund............................................................       2,304,489         2,813,878
Hartford Ultrashort Bond HLS Fund.................................................................      45,074,804       158,735,345
Hartford Small Company HLS Fund...................................................................       4,596,710         8,517,559
Hartford SmallCap Growth HLS Fund.................................................................       3,920,725         5,780,078
Hartford Stock HLS Fund...........................................................................         409,047           797,970
Hartford U.S. Government Securities HLS Fund......................................................       6,152,114        11,636,847
Hartford Value HLS Fund...........................................................................       1,224,249         6,217,500
American Funds Asset Allocation HLS Fund*.........................................................      17,053,444        50,195,002
American Funds Blue Chip Income and Growth HLS Fund*..............................................      13,355,147        44,534,141
American Funds Bond HLS Fund*.....................................................................      19,867,374       219,045,108
American Funds Global Bond HLS Fund*..............................................................       2,724,026        15,914,527
American Funds Global Growth and Income HLS Fund*.................................................      19,588,804        43,736,170
American Funds Global Growth HLS Fund*............................................................       9,544,546        21,085,209
American Funds Global Small Capitalization HLS Fund*..............................................      11,681,891        51,863,887
American Funds Growth HLS Fund*...................................................................      93,058,389       296,203,800
American Funds Growth-Income HLS Fund*............................................................      52,842,184       172,592,222
American Funds International HLS Fund*............................................................      42,465,877       185,064,209
American Funds New World HLS Fund*................................................................      10,802,555        28,186,992
Hartford Portfolio Diversifier HLS Fund*..........................................................      23,808,350       341,117,411
Lord Abbett Fundamental Equity Fund...............................................................       3,531,783         2,587,730
Lord Abbett Calibrated Dividend Growth Fund.......................................................       4,678,362         7,138,447
Lord Abbett Bond Debenture Fund...................................................................       9,752,655        18,453,299
Lord Abbett Growth and Income Fund................................................................         848,663         3,155,409
MFS Core Equity Series............................................................................       2,752,422         5,531,618
MFS Growth Series.................................................................................      26,955,556        56,597,784
MFS Global Equity Series..........................................................................       3,618,122         8,907,618
MFS Investors Growth Stock Series.................................................................       5,321,033        11,581,243
MFS Investors Trust Series........................................................................      21,913,643        60,181,662
MFS Mid Cap Growth Series.........................................................................      15,843,634        21,393,365
MFS New Discovery Series..........................................................................      40,338,918        60,560,418
MFS Total Return Series...........................................................................      47,623,181       161,522,538
MFS Value Series..................................................................................      31,811,891       121,891,572
MFS Research Bond Series..........................................................................      65,636,892       236,596,589
MFS Research International Series.................................................................       5,819,473         8,055,909
MFS Research Series...............................................................................       8,782,602        11,239,841
MFS High Yield Portfolio..........................................................................      24,588,499        63,522,684
BlackRock Global Allocation V.I. Fund.............................................................         945,953           580,749
BlackRock Global Opportunities V.I. Fund..........................................................          65,604            87,136
BlackRock Large Cap Growth V.I. Fund..............................................................         198,766           291,403
BlackRock Equity Dividend V.I. Fund...............................................................       1,439,508         2,062,332
UIF Core Plus Fixed Income Portfolio..............................................................         127,264           294,974
UIF Growth Portfolio..............................................................................         453,940         1,027,225
UIF Mid Cap Growth Portfolio......................................................................       3,600,068         4,523,151
Invesco V.I. American Value Fund..................................................................       2,690,252         4,169,172
Morgan Stanley Mid Cap Growth Portfolio...........................................................         157,265           205,059


--------------------------------------------------------------------------------
                                   SA-127

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                                       PURCHASES         PROCEEDS
SUB-ACCOUNT                                                                                             AT COST         FROM SALES
--------------------------------------------------------------------------------------------------  --------------    --------------
BlackRock Capital Appreciation V.I. Fund..........................................................  $    2,625,063    $    2,665,114
Oppenheimer Capital Appreciation Fund/VA..........................................................         970,896           956,316
Oppenheimer Global Fund/VA........................................................................       2,826,215         5,678,445
Oppenheimer Main Street Fund/VA...................................................................         609,124           974,425
Oppenheimer Main Street Small Cap Fund/VA.........................................................       5,577,271         8,118,270
Oppenheimer Equity Income Fund....................................................................         710,393         1,097,560
Putnam VT Diversified Income Fund.................................................................      10,077,294        19,277,463
Putnam VT Global Asset Allocation Fund............................................................         601,121         1,155,177
Putnam VT International Value Fund................................................................         222,941           303,892
Putnam VT International Equity Fund...............................................................         630,186           876,085
Putnam VT Investors Fund..........................................................................         255,232            11,761
Putnam VT Small Cap Value Fund....................................................................       1,214,901         1,582,397
Putnam VT Voyager Fund............................................................................       1,951,026         2,713,302
Putnam VT Equity Income Fund......................................................................         608,653           489,860
PIMCO All Asset Fund..............................................................................         306,526           484,181
PIMCO EqS Pathfinder Fund.........................................................................         889,083         1,515,238
PIMCO Global Multi-Asset Managed Allocation Portfolio*............................................          51,462            51,280
Jennison 20/20 Focus Portfolio....................................................................              23            21,704
Jennison Portfolio................................................................................              --               874
Prudential Value Portfolio........................................................................              --            11,013
Invesco V.I. Growth and Income Fund...............................................................       5,865,118        12,717,830
Invesco V.I. Comstock Fund........................................................................          62,840           819,690
Invesco V.I. American Franchise Fund..............................................................      11,927,161        20,135,066
Invesco V.I. Mid Cap Growth Fund..................................................................       8,150,013        11,670,652
Wells Fargo Advantage VT Index Asset Allocation Fund..............................................         166,965           231,741
Wells Fargo Advantage VT Total Return Bond Fund...................................................         264,498         1,124,501
Wells Fargo Advantage VT Intrinsic Value Fund.....................................................         179,529           795,060
Wells Fargo Advantage VT International Equity Fund................................................         163,637           471,053
Wells Fargo Advantage VT Small Cap Growth Fund....................................................         623,773           971,492
Wells Fargo Advantage VT Discovery Fund...........................................................         390,531           805,205
Wells Fargo Advantage VT Small Cap Value Fund.....................................................         113,904           128,988
Wells Fargo Advantage VT Opportunity Fund.........................................................          59,969           239,413
HIMCO VIT Index Fund*.............................................................................      34,805,628         1,839,218
HIMCO VIT Portfolio Diversifier Fund*.............................................................     324,279,088         9,075,038
HIMCO VIT American Funds Asset Allocation Fund*...................................................      41,742,391         3,229,509
HIMCO VIT American Funds Blue Chip Income and Growth Fund*........................................      38,262,297         1,871,124
HIMCO VIT American Funds Bond Fund*...............................................................     161,027,208         6,779,936
HIMCO VIT American Funds Global Bond Fund*........................................................      12,789,635           543,010
HIMCO VIT American Funds Global Growth and Income Fund*...........................................      36,217,553         1,353,905
HIMCO VIT American Funds Global Growth Fund*......................................................      16,950,865           581,050
HIMCO VIT American Funds Global Small Capitalization Fund*........................................      39,631,924         1,619,373
HIMCO VIT American Funds Growth Fund*.............................................................     227,624,929        10,806,165
HIMCO VIT American Funds Growth-Income Fund*......................................................     134,494,088         6,572,558
HIMCO VIT American Funds International Fund*......................................................     142,500,833         5,957,429
HIMCO VIT American Funds New World Fund*..........................................................      22,990,187           859,396


    *  See Note 1 for additional information related to this Sub-Account.




--------------------------------------------------------------------------------
                                   SA-128

--------------------------------------------------------------------------------



5.   CHANGES IN UNITS OUTSTANDING:

     The changes in units outstanding for the period ended December 31, 2014 were as follows:


                                                                                             UNITS          UNITS     NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED        REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------  ------------  -------------  --------------
American Century VP Value Fund.........................................................        90,366        124,968        (34,602)
American Century VP Growth Fund........................................................        10,890         37,852        (26,962)
AllianceBernstein VPS Balanced Wealth Strategy Portfolio...............................       187,164        784,884       (597,720)
AllianceBernstein VPS International Value Portfolio....................................       292,571        911,504       (618,933)
AllianceBernstein VPS Small/Mid Cap Value Portfolio....................................       154,444        410,147       (255,703)
AllianceBernstein VPS Value Portfolio..................................................        34,079         83,845        (49,766)
AllianceBernstein VPS International Growth Portfolio...................................        41,713        111,922        (70,209)
Invesco V.I. Value Opportunities Fund..................................................     4,625,203     13,704,741     (9,079,538)
Invesco V.I. Core Equity Fund..........................................................       815,564      3,054,509     (2,238,945)
Invesco V.I. Government Securities Fund................................................    26,800,464     77,591,853    (50,791,389)
Invesco V.I. International Growth Fund.................................................     4,109,264     15,334,884    (11,225,620)
Invesco V.I. Mid Cap Core Equity Fund..................................................     6,038,526     18,834,712    (12,796,186)
Invesco V.I. Small Cap Equity Fund.....................................................       544,020      2,116,435     (1,572,415)
Invesco V.I. Balanced Risk Allocation Fund.............................................       341,061        735,094       (394,033)
Invesco V.I. Diversified Dividend Fund.................................................         3,397          4,643         (1,246)
Invesco V.I. Money Market Fund.........................................................    39,473,283     38,285,871      1,187,412
American Century VP Mid Cap Value Fund.................................................        43,630         24,966         18,664
American Funds Global Bond Fund........................................................       956,209      3,129,848     (2,173,639)
American Funds Global Growth and Income Fund...........................................     1,063,312      5,095,700     (4,032,388)
American Funds Asset Allocation Fund...................................................     2,204,102     11,360,540     (9,156,438)
American Funds Blue Chip Income and Growth Fund........................................    28,213,520     83,786,236    (55,572,716)
American Funds Bond Fund...............................................................     2,862,330     15,295,738    (12,433,408)
American Funds Global Growth Fund......................................................       758,361      3,984,205     (3,225,844)
American Funds Growth Fund.............................................................     2,936,993     25,103,010    (22,166,017)
American Funds Growth-Income Fund......................................................     2,725,144     24,377,695    (21,652,551)
American Funds International Fund......................................................     1,304,946      6,749,662     (5,444,716)
American Funds New World Fund..........................................................       486,286      1,842,861     (1,356,575)
American Funds Global Small Capitalization Fund........................................       647,967      2,774,696     (2,126,729)
Wells Fargo Advantage VT Omega Growth Fund.............................................         8,810         29,246        (20,436)
Fidelity VIP Growth Portfolio..........................................................       211,046        198,466         12,580
Fidelity VIP Contrafund Portfolio......................................................       498,013      1,595,629     (1,097,616)
Fidelity VIP Mid Cap Portfolio.........................................................       281,256      1,383,120     (1,101,864)
Fidelity VIP Value Strategies Portfolio................................................        37,663        123,863        (86,200)
Fidelity VIP Dynamic Capital Appreciation Portfolio....................................       140,265        120,094         20,171
Fidelity VIP Strategic Income Portfolio................................................        28,478         21,853          6,625
Franklin Rising Dividends VIP Fund*....................................................     1,097,713      7,182,623     (6,084,910)
Franklin Income VIP Fund*..............................................................     2,843,902     15,884,053    (13,040,151)
Franklin Large Cap Growth VIP Fund*....................................................       916,255      1,689,248       (772,993)
Franklin Global Real Estate VIP Fund*..................................................        22,122         69,818        (47,696)
Franklin Small-Mid Cap Growth VIP Fund*................................................     1,015,208      4,446,241     (3,431,033)
Franklin Small Cap Value VIP Fund*.....................................................       756,438      2,146,056     (1,389,618)
Franklin Strategic Income VIP Fund*....................................................     2,031,482      7,595,855     (5,564,373)
Franklin Mutual Shares VIP Fund*.......................................................     1,560,576     11,464,270     (9,903,694)
Templeton Developing Markets VIP Fund*.................................................       425,289      1,334,364       (909,075)
Templeton Foreign VIP Fund*............................................................     2,022,370      5,327,981     (3,305,611)
Templeton Growth VIP Fund*.............................................................     1,162,389      5,853,957     (4,691,568)
Franklin Mutual Global Discovery VIP Fund*.............................................       792,683      3,737,663     (2,944,980)


--------------------------------------------------------------------------------
                                   SA-129

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                             UNITS          UNITS     NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED        REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------  ------------  -------------  --------------
Franklin Flex Cap Growth VIP Fund*.....................................................       829,668      1,283,289       (453,621)
Franklin Large Cap Value VIP Fund*.....................................................       321,551      2,314,997     (1,993,446)
Templeton Global Bond VIP Fund*........................................................       451,432      1,408,380       (956,948)
Hartford Balanced HLS Fund.............................................................       373,452        591,392       (217,940)
Hartford Total Return Bond HLS Fund....................................................     3,779,533     19,517,989    (15,738,456)
Hartford Capital Appreciation HLS Fund.................................................     1,776,233     13,301,312    (11,525,079)
Hartford Dividend and Growth HLS Fund..................................................       962,127      9,841,999     (8,879,872)
Hartford Global Research HLS Fund*.....................................................        11,229         98,368        (87,139)
Hartford Global Growth HLS Fund*.......................................................       159,013        126,405         32,608
Hartford Disciplined Equity HLS Fund...................................................       290,666      2,656,387     (2,365,721)
Hartford Growth HLS Fund*..............................................................        45,003      1,323,092     (1,278,089)
Hartford Growth Opportunities HLS Fund*................................................     1,652,264      3,901,124     (2,248,860)
Hartford High Yield HLS Fund...........................................................       698,306      1,381,902       (683,596)
Hartford Index HLS Fund*...............................................................       103,048      2,076,359     (1,973,311)
Hartford International Opportunities HLS Fund..........................................       505,354      1,336,447       (831,093)
Hartford Small/Mid Cap Equity HLS Fund.................................................        48,219        157,170       (108,951)
Hartford Ultrashort Bond HLS Fund......................................................    33,173,040    116,202,637    (83,029,597)
Hartford Small Company HLS Fund........................................................        91,759        502,998       (411,239)
Hartford SmallCap Growth HLS Fund......................................................        97,488        269,820       (172,332)
Hartford Stock HLS Fund................................................................        25,463         53,081        (27,618)
Hartford U.S. Government Securities HLS Fund...........................................       562,120      1,109,472       (547,352)
Hartford Value HLS Fund................................................................        66,926        401,013       (334,087)
American Funds Asset Allocation HLS Fund*..............................................       202,226      3,529,814     (3,327,588)
American Funds Blue Chip Income and Growth HLS Fund*...................................       353,005      2,935,285     (2,582,280)
American Funds Bond HLS Fund*..........................................................       922,427     19,651,765    (18,729,338)
American Funds Global Bond HLS Fund*...................................................       143,548      1,398,916     (1,255,368)
American Funds Global Growth and Income HLS Fund*......................................       219,137      3,543,416     (3,324,279)
American Funds Global Growth HLS Fund*.................................................        74,027      1,546,934     (1,472,907)
American Funds Global Small Capitalization HLS Fund*...................................       230,196      4,572,581     (4,342,385)
American Funds Growth HLS Fund*........................................................       688,216     21,605,254    (20,917,038)
American Funds Growth-Income HLS Fund*.................................................       444,830     11,929,153    (11,484,323)
American Funds International HLS Fund*.................................................       867,541     17,739,250    (16,871,709)
American Funds New World HLS Fund*.....................................................       189,785      2,548,245     (2,358,460)
Hartford Portfolio Diversifier HLS Fund*...............................................     2,817,464     42,486,980    (39,669,516)
Lord Abbett Fundamental Equity Fund....................................................        60,074        147,051        (86,977)
Lord Abbett Calibrated Dividend Growth Fund............................................       166,278        451,437       (285,159)
Lord Abbett Bond Debenture Fund........................................................       437,831      1,178,041       (740,210)
Lord Abbett Growth and Income Fund.....................................................        61,219        223,369       (162,150)
MFS Core Equity Series.................................................................       214,928        428,978       (214,050)
MFS Growth Series......................................................................     1,391,189      4,207,387     (2,816,198)
MFS Global Equity Series...............................................................       167,722        412,773       (245,051)
MFS Investors Growth Stock Series......................................................       290,924        954,497       (663,573)
MFS Investors Trust Series.............................................................       485,987      4,106,875     (3,620,888)
MFS Mid Cap Growth Series..............................................................     1,250,527      2,554,333     (1,303,806)
MFS New Discovery Series...............................................................       768,918      3,053,756     (2,284,838)
MFS Total Return Series................................................................     1,624,091      8,920,405     (7,296,314)
MFS Value Series.......................................................................       861,368      6,030,722     (5,169,354)
MFS Research Bond Series...............................................................     3,620,142     17,105,986    (13,485,844)
MFS Research International Series......................................................       380,132        517,466       (137,334)
MFS Research Series....................................................................       396,023        628,749       (232,726)


--------------------------------------------------------------------------------
                                   SA-130

--------------------------------------------------------------------------------



                                                                                             UNITS          UNITS     NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED        REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------  ------------  -------------  --------------
MFS High Yield Portfolio...............................................................     1,716,688      5,773,240     (4,056,552)
BlackRock Global Allocation V.I. Fund..................................................        36,411         46,197         (9,786)
BlackRock Global Opportunities V.I. Fund...............................................         2,642          5,139         (2,497)
BlackRock Large Cap Growth V.I. Fund...................................................         5,527         17,875        (12,348)
BlackRock Equity Dividend V.I. Fund....................................................        47,655        136,817        (89,162)
UIF Core Plus Fixed Income Portfolio...................................................         9,776         26,710        (16,934)
UIF Growth Portfolio...................................................................        17,067         72,543        (55,476)
UIF Mid Cap Growth Portfolio...........................................................        85,328        273,874       (188,546)
Invesco V.I. American Value Fund.......................................................        96,276        234,319       (138,043)
Morgan Stanley Mid Cap Growth Portfolio................................................         5,230         12,491         (7,261)
BlackRock Capital Appreciation V.I. Fund...............................................        94,907        191,280        (96,373)
Oppenheimer Capital Appreciation Fund/VA...............................................        63,582         68,952         (5,370)
Oppenheimer Global Fund/VA.............................................................       131,256        385,394       (254,138)
Oppenheimer Main Street Fund/VA........................................................        35,019         63,207        (28,188)
Oppenheimer Main Street Small Cap Fund/VA..............................................       110,343        440,909       (330,566)
Oppenheimer Equity Income Fund.........................................................        38,071         80,046        (41,975)
Putnam VT Diversified Income Fund......................................................       336,597      1,334,015       (997,418)
Putnam VT Global Asset Allocation Fund.................................................        23,386         80,732        (57,346)
Putnam VT International Value Fund.....................................................        21,467         28,806         (7,339)
Putnam VT International Equity Fund....................................................        60,119         85,172        (25,053)
Putnam VT Investors Fund...............................................................        11,452            433         11,019
Putnam VT Small Cap Value Fund.........................................................        33,898         95,493        (61,595)
Putnam VT Voyager Fund.................................................................       102,565        147,672        (45,107)
Putnam VT Equity Income Fund...........................................................        26,560         22,851          3,709
PIMCO All Asset Fund...................................................................        17,707         39,333        (21,626)
PIMCO EqS Pathfinder Fund..............................................................        63,122        116,840        (53,718)
PIMCO Global Multi-Asset Managed Allocation Portfolio*.................................         3,399          4,181           (782)
Jennison 20/20 Focus Portfolio.........................................................            19          5,628         (5,609)
Jennison Portfolio.....................................................................            --             --             --
Prudential Value Portfolio.............................................................            --            859           (859)
Invesco V.I. Growth and Income Fund....................................................        52,558        762,537       (709,979)
Invesco V.I. Comstock Fund.............................................................         1,607         34,101        (32,494)
Invesco V.I. American Franchise Fund...................................................       861,452      1,347,726       (486,274)
Invesco V.I. Mid Cap Growth Fund.......................................................       601,549        855,161       (253,612)
Wells Fargo Advantage VT Index Asset Allocation Fund...................................        33,711        119,293        (85,582)
Wells Fargo Advantage VT Total Return Bond Fund........................................       217,344        709,993       (492,649)
Wells Fargo Advantage VT Intrinsic Value Fund..........................................        20,296        446,174       (425,878)
Wells Fargo Advantage VT International Equity Fund.....................................         9,507         34,195        (24,688)
Wells Fargo Advantage VT Small Cap Growth Fund.........................................       122,157        343,353       (221,196)
Wells Fargo Advantage VT Discovery Fund................................................         8,410         31,257        (22,847)
Wells Fargo Advantage VT Small Cap Value Fund..........................................         5,450          7,626         (2,176)
Wells Fargo Advantage VT Opportunity Fund..............................................         3,077         12,242         (9,165)
HIMCO VIT Index Fund*..................................................................     1,903,347         87,342      1,816,005
HIMCO VIT Portfolio Diversifier Fund*..................................................    40,617,701      1,066,772     39,550,929
HIMCO VIT American Funds Asset Allocation Fund*........................................     2,968,065        200,077      2,767,988
HIMCO VIT American Funds Blue Chip Income and Growth Fund*.............................     2,517,683        110,445      2,407,238
HIMCO VIT American Funds Bond Fund*....................................................    14,527,672        579,856     13,947,816
HIMCO VIT American Funds Global Bond Fund*.............................................     1,128,263         45,777      1,082,486
HIMCO VIT American Funds Global Growth and Income Fund*................................     2,966,701         99,872      2,866,829
HIMCO VIT American Funds Global Growth Fund*...........................................     1,260,206         38,321      1,221,885


--------------------------------------------------------------------------------
                                   SA-131

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


HIMCO VIT American Funds Global Small Capitalization Fund*......................   3,569,581      133,586    3,435,995
HIMCO VIT American Funds Growth Fund*...........................................  16,785,429      715,028   16,070,401
HIMCO VIT American Funds Growth-Income Fund*....................................   9,358,683      390,724    8,967,959
HIMCO VIT American Funds International Fund*....................................  13,953,725      544,846   13,408,879
HIMCO VIT American Funds New World Fund*........................................   2,127,956       77,531    2,050,425


    * See Note 1 for additional information related to this Sub-Account.

     The changes in units outstanding for the period ended December 31, 2013 were as follows:


                                                                                           UNITS           UNITS      NET INCREASE
SUB-ACCOUNT                                                                               ISSUED         REDEEMED      (DECREASE)
-------------------------------------------------------------------------------------  -------------  -------------  ---------------
American Century VP Value Fund.......................................................        212,773        196,146          16,627
American Century VP Growth Fund......................................................        166,726         44,924         121,802
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.............................        346,936      1,043,324        (696,388)
AllianceBernstein VPS International Value Portfolio..................................        268,858      2,261,006      (1,992,148)
AllianceBernstein VPS Small/Mid Cap Value Portfolio..................................        490,612        757,368        (266,756)
AllianceBernstein VPS Value Portfolio................................................        220,370        186,447          33,923
AllianceBernstein VPS International Growth Portfolio.................................        121,090        557,140        (436,050)
Invesco V.I. Value Opportunities Fund................................................      6,167,954     24,191,781     (18,023,827)
Invesco V.I. Core Equity Fund........................................................      3,202,398      3,682,717        (480,319)
Invesco V.I. Government Securities Fund..............................................     46,375,056    196,761,400    (150,386,344)
Invesco V.I. International Growth Fund...............................................     14,722,156     19,514,633      (4,792,477)
Invesco V.I. Mid Cap Core Equity Fund................................................     12,161,694     34,411,192     (22,249,498)
Invesco V.I. Small Cap Equity Fund...................................................      2,107,251      3,280,293      (1,173,042)
Invesco V.I. Balanced Risk Allocation Fund...........................................        555,461      1,041,585        (486,124)
Invesco V.I. Diversified Dividend Fund...............................................          9,161         22,133         (12,972)
Invesco V.I. Money Market Fund.......................................................     27,758,071     14,972,154      12,785,917
American Century VP Mid Cap Value Fund...............................................         47,402         37,846           9,556
American Funds Global Bond Fund......................................................      1,413,413      8,981,000      (7,567,587)
American Funds Global Growth and Income Fund.........................................      1,979,821     17,380,217     (15,400,396)
American Funds Asset Allocation Fund.................................................      5,822,837     21,085,423     (15,262,586)
American Funds Blue Chip Income and Growth Fund......................................     29,887,501    171,531,472    (141,643,971)
American Funds Bond Fund.............................................................     21,408,921     17,215,374       4,193,547
American Funds Global Growth Fund....................................................      1,423,428      8,395,204      (6,971,776)
American Funds Growth Fund...........................................................      5,308,354     48,684,139     (43,375,785)
American Funds Growth-Income Fund....................................................      4,260,577     44,296,003     (40,035,426)
American Funds International Fund....................................................      2,585,081     11,593,857      (9,008,776)
American Funds New World Fund........................................................        829,153      4,493,190      (3,664,037)
American Funds Global Small Capitalization Fund......................................      1,426,336      4,256,032      (2,829,696)
Wells Fargo Advantage VT Omega Growth Fund...........................................          7,061         40,819         (33,758)
Fidelity(R) VIP Growth Portfolio.....................................................        233,530        516,451        (282,921)
Fidelity(R) VIP Contrafund Portfolio.................................................      1,444,857      4,055,173      (2,610,316)
Fidelity(R) VIP Mid Cap Portfolio....................................................        608,246      2,523,625      (1,915,379)
Fidelity(R) VIP Value Strategies Portfolio...........................................        246,188        352,175        (105,987)
Fidelity(R) VIP Dynamic Capital Appreciation Portfolio...............................        177,333        187,603         (10,270)
Fidelity(R) VIP Strategic Income Portfolio...........................................         12,747         38,355         (25,608)
Franklin Rising Dividends Securities Fund............................................      3,408,539     13,874,101     (10,465,562)
Franklin Income Securities Fund......................................................      4,168,275     42,441,022     (38,272,747)
Franklin Large Cap Growth Securities Fund............................................        796,937      3,264,245      (2,467,308)
Franklin Global Real Estate Securities Fund..........................................         40,851         91,211         (50,360)
Franklin Small-Mid Cap Growth Securities Fund........................................      3,240,473      6,699,295      (3,458,822)
Franklin Small Cap Value Securities Fund.............................................      2,968,042      3,241,058        (273,016)


--------------------------------------------------------------------------------
                                   SA-132

--------------------------------------------------------------------------------



                                                                                           UNITS           UNITS      NET INCREASE
SUB-ACCOUNT                                                                               ISSUED         REDEEMED      (DECREASE)
-------------------------------------------------------------------------------------  -------------  -------------  ---------------
Franklin Strategic Income Securities Fund............................................      3,712,390     20,529,845     (16,817,455)
Mutual Shares Securities Fund........................................................      3,770,543     18,045,018     (14,274,475)
Templeton Developing Markets Securities Fund.........................................        909,841      3,363,266      (2,453,425)
Templeton Foreign Securities Fund....................................................      5,545,453      8,253,665      (2,708,212)
Templeton Growth Securities Fund.....................................................      2,336,751     12,918,357     (10,581,606)
Mutual Global Discovery Securities Fund..............................................      1,989,255      8,921,870      (6,932,615)
Franklin Flex Cap Growth Securities Fund.............................................      1,021,896      2,485,107      (1,463,211)
Franklin Large Cap Value Securities Fund.............................................      1,105,347      1,293,291        (187,944)
Templeton Global Bond Securities Fund................................................      1,117,318      4,497,019      (3,379,701)
Hartford Balanced HLS Fund...........................................................        615,441        501,463         113,978
Hartford Total Return Bond HLS Fund..................................................     12,957,467     10,487,743       2,469,724
Hartford Capital Appreciation HLS Fund...............................................      1,307,959     24,142,490     (22,834,531)
Hartford Dividend and Growth HLS Fund................................................      1,504,082     11,507,987     (10,003,905)
Hartford Global Research HLS Fund....................................................         54,613         97,479         (42,866)
Hartford Global Growth HLS Fund......................................................        172,857        148,562          24,295
Hartford Disciplined Equity HLS Fund.................................................      1,238,964      2,116,390        (877,426)
Hartford Growth HLS Fund.............................................................        117,823        566,993        (449,170)
Hartford Growth Opportunities HLS Fund...............................................        810,775      4,201,850      (3,391,075)
Hartford High Yield HLS Fund.........................................................      1,140,099      2,341,022      (1,200,923)
Hartford Index HLS Fund..............................................................      1,037,450        651,252         386,198
Hartford International Opportunities HLS Fund........................................      2,195,860      1,152,189       1,043,671
Hartford Small/Mid Cap Equity HLS Fund...............................................        234,304        593,701        (359,397)
Hartford Ultrashort Bond HLS Fund....................................................    329,393,151    488,596,893    (159,203,742)
Hartford Small Company HLS Fund......................................................        848,859        551,885         296,974
Hartford SmallCap Growth HLS Fund....................................................        321,378        534,227        (212,849)
Hartford Stock HLS Fund..............................................................         89,231        352,830        (263,599)
Hartford U.S. Government Securities HLS Fund.........................................      1,166,460      3,611,223      (2,444,763)
Hartford Value HLS Fund..............................................................        520,797      1,226,234        (705,437)
American Funds Asset Allocation HLS Fund.............................................      1,822,535      2,966,042      (1,143,507)
American Funds Blue Chip Income and Growth HLS Fund..................................        967,496      1,558,981        (591,485)
American Funds Bond HLS Fund.........................................................      8,079,009      3,745,331       4,333,678
American Funds Global Bond HLS Fund..................................................        380,238      2,043,789      (1,663,551)
American Funds Global Growth and Income HLS Fund.....................................        424,610      3,380,415      (2,955,805)
American Funds Global Growth HLS Fund................................................        327,889      1,172,427        (844,538)
American Funds Global Small Capitalization HLS Fund..................................      1,093,668      1,557,814        (464,146)
American Funds Growth HLS Fund.......................................................      2,466,007      7,514,925      (5,048,918)
American Funds Growth-Income HLS Fund................................................      2,109,605      4,911,750      (2,802,145)
American Funds International HLS Fund................................................      1,849,366      5,365,291      (3,515,925)
American Funds New World HLS Fund....................................................        461,116      2,446,433      (1,985,317)
Hartford Portfolio Diversifier HLS Fund..............................................     19,861,834      2,006,995      17,854,839
Lord Abbett Fundamental Equity Fund..................................................        365,083        265,232          99,851
Lord Abbett Calibrated Dividend Growth Fund..........................................        496,940        532,751         (35,811)
Lord Abbett Bond Debenture Fund......................................................        800,416      2,747,946      (1,947,530)
Lord Abbett Growth and Income Fund...................................................        257,075        716,757        (459,682)
MFS(R) Core Equity Series............................................................        555,339        777,692        (222,353)
MFS(R) Growth Series.................................................................     10,404,244      3,753,291       6,650,953
MFS(R) Global Equity Series..........................................................        870,948        961,889         (90,941)
MFS(R) Investors Growth Stock Series.................................................        630,851      2,072,574      (1,441,723)
MFS(R) Investors Trust Series........................................................      1,642,927     10,648,701      (9,005,774)
MFS(R) Mid Cap Growth Series.........................................................      2,069,666      4,212,729      (2,143,063)


--------------------------------------------------------------------------------
                                   SA-133

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                           UNITS           UNITS      NET INCREASE
SUB-ACCOUNT                                                                               ISSUED         REDEEMED      (DECREASE)
-------------------------------------------------------------------------------------  -------------  -------------  ---------------
MFS(R) New Discovery Series..........................................................      2,040,195      5,793,837      (3,753,642)
MFS(R) Total Return Series...........................................................      3,089,036     21,747,658     (18,658,622)
MFS(R) Value Series..................................................................      4,899,326      7,529,197      (2,629,871)
MFS(R) Research Bond Series..........................................................     46,261,329     10,805,205      35,456,124
MFS(R) Research International Series.................................................        406,274      1,801,619      (1,395,345)
MFS(R) Research Series...............................................................        951,670      1,884,187        (932,517)
MFS(R) High Yield Portfolio..........................................................     19,602,382     17,755,928       1,846,454
BlackRock Global Allocation V.I. Fund................................................        201,465         28,634         172,831
BlackRock Global Opportunities V.I. Fund.............................................          2,634          4,929          (2,295)
BlackRock Large Cap Growth V.I. Fund.................................................          9,364         33,067         (23,703)
BlackRock Equity Dividend V.I. Fund..................................................        293,115        235,645          57,470
UIF Core Plus Fixed Income Portfolio.................................................        125,621        107,934          17,687
UIF Growth Portfolio.................................................................        306,782        545,595        (238,813)
UIF Mid Cap Growth Portfolio.........................................................         84,455        912,041        (827,586)
Invesco V.I. American Value Fund.....................................................        248,587        661,230        (412,643)
Morgan Stanley Mid Cap Growth Portfolio..............................................          1,930         11,554          (9,624)
BlackRock Capital Appreciation V.I. Fund.............................................        293,595        298,419          (4,824)
Oppenheimer Capital Appreciation Fund/VA.............................................         61,091        133,497         (72,406)
Oppenheimer Global Fund/VA...........................................................        389,726      1,476,554      (1,086,828)
Oppenheimer Main Street Fund/VA......................................................         84,604        156,349         (71,745)
Oppenheimer Main Street Small Cap Fund/VA............................................        268,872      1,021,882        (753,010)
Oppenheimer Equity Income Fund.......................................................        241,301        106,693         134,608
Putnam VT Diversified Income Fund....................................................        598,873      2,615,763      (2,016,890)
Putnam VT Global Asset Allocation Fund...............................................        116,746        482,507        (365,761)
Putnam VT International Value Fund...................................................         50,889         92,452         (41,563)
Putnam VT International Equity Fund..................................................         83,151         86,294          (3,143)
Putnam VT Investors Fund.............................................................          1,310            489             821
Putnam VT Small Cap Value Fund.......................................................        176,776        160,834          15,942
Putnam VT Voyager Fund...............................................................        212,249        262,159         (49,910)
Putnam VT Equity Income Fund.........................................................         18,248         12,921           5,327
PIMCO All Asset Fund.................................................................         76,459         39,274          37,185
PIMCO EqS Pathfinder Fund............................................................        248,139        184,997          63,142
PIMCO Global Multi-Asset Fund........................................................         17,111          7,140           9,971
Jennison 20/20 Focus Portfolio.......................................................            117         20,679         (20,562)
Jennison Portfolio...................................................................         28,559         43,669         (15,110)
Prudential Value Portfolio...........................................................             28         33,431         (33,403)
Prudential Series International Growth...............................................             --         36,866         (36,866)
Invesco V.I. Growth and Income Fund..................................................        328,777      1,272,648        (943,871)
Invesco V.I. Comstock Fund...........................................................         10,510         47,119         (36,609)
Invesco V.I. American Franchise Fund.................................................        688,599      2,358,916      (1,670,317)
Invesco V.I. Mid Cap Growth Fund.....................................................        856,799        680,584         176,215
Wells Fargo Advantage VT Index Asset Allocation Fund.................................         34,040        151,013        (116,973)
Wells Fargo Advantage VT Total Return Bond Fund......................................        229,941      1,100,392        (870,451)
Wells Fargo Advantage VT Intrinsic Value Fund........................................        129,674        627,768        (498,094)
Wells Fargo Advantage VT International Equity Fund...................................         11,034         40,082         (29,048)
Wells Fargo Advantage VT Small Cap Growth Fund.......................................         54,914        415,145        (360,231)
Wells Fargo Advantage VT Discovery Fund..............................................          7,916         23,936         (16,020)
Wells Fargo Advantage VT Small Cap Value Fund........................................            989          6,928          (5,939)
Wells Fargo Advantage VT Opportunity Fund............................................          2,183          4,534          (2,351)


--------------------------------------------------------------------------------
                                   SA-134

--------------------------------------------------------------------------------



6.   FINANCIAL HIGHLIGHTS:

     The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2014. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
AMERICAN CENTURY VP VALUE FUND
    2014           584,586  $ 15.987670  to   $ 16.605429  $     9,545,899  0.50%    to   1.50%     1.39%    to   1.40%
    2013           619,188    14.375578  to     14.782510        9,047,606  0.50%    to   1.50%     1.43%    to   1.48%
    2012           602,561    11.098644  to     11.299348        6,759,844  0.50%    to   1.50%     1.86%    to   1.97%
    2011           123,872     9.832919  to      9.911162        1,224,520  0.50%    to   1.50%     0.91%    to   1.35%

AMERICAN CENTURY VP GROWTH FUND
    2014           169,941    14.074451  to     14.599722        2,424,232  0.50%    to   1.50%     0.17%    to   0.37%
    2013           196,903    12.863366  to     13.210714        2,556,956  0.50%    to   1.50%     0.28%    to   0.32%
    2012            75,101    10.128418  to     10.298559          765,045  0.50%    to   1.50%     0.36%    to   0.83%
    2011               110     9.119972  to      9.119972            1,004  0.50%    to   0.50%       --     to     --

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
    2014         1,736,324    11.822762  to     17.460347       22,659,750  0.50%    to   2.45%     2.38%    to   2.41%
    2013         2,334,044    11.311724  to     16.383105       28,819,016  0.50%    to   2.45%     2.24%    to   2.28%
    2012         3,030,432    14.160826  to     14.221715       32,333,240  0.50%    to   2.70%     1.92%    to   1.92%
    2011         3,270,469    12.552780  to     12.887048       31,195,540  0.50%    to   2.70%     2.11%    to   2.24%
    2010         3,463,120    13.013398  to     13.657129       34,349,623  0.50%    to   2.70%     0.97%    to   2.50%

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
    2014         2,906,971    13.308747  to     13.382284       21,068,829  0.50%    to   2.75%     3.10%    to   3.12%
    2013         3,525,904    14.508344  to     14.624692       27,426,593  0.30%    to   2.75%     1.97%    to   6.88%
    2012         5,518,052    11.774115  to     12.248184       35,173,259  0.50%    to   2.75%     1.26%    to   1.46%
    2011         5,916,574    10.362271  to     11.024641       33,537,808  0.50%    to   2.75%     4.08%    to   4.38%
    2010         5,614,969    12.965766  to     14.066329       40,067,814  0.30%    to   2.75%     2.51%    to   2.59%

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
    2014           833,270    26.709819  to     27.131691       15,900,649  0.30%    to   2.75%     0.46%    to   0.87%
    2013         1,088,973    24.590166  to     25.597968       19,124,217  0.30%    to   2.75%     0.46%    to   0.70%
    2012         1,355,729    17.919889  to     19.116247       17,360,732  0.30%    to   2.75%     0.28%    to   0.29%
    2011         1,474,262    15.095870  to     16.585689       16,027,815  0.50%    to   2.75%     0.23%    to   0.26%
    2010         1,817,009    16.602960  to     18.656812       21,610,686  0.50%    to   2.75%     0.17%    to   0.27%

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
    2014           112,141    13.864322  to     20.078487        1,512,883  0.85%    to   2.70%     1.61%    to   1.62%
    2013           161,907    12.622670  to     18.621528        1,977,649  0.85%    to   2.70%     0.91%    to   2.05%
    2012           127,984     9.326908  to     14.015967        1,166,545  0.85%    to   2.70%     1.15%    to   1.69%
    2011           170,899     8.141254  to     12.462581        1,373,981  0.85%    to   2.70%     1.19%    to   1.23%
    2010           146,524     8.532977  to     13.306209        1,250,549  0.85%    to   2.70%     0.13%    to   1.70%

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
    2014           489,717     8.813141  to     15.413530        4,321,026  0.85%    to   2.75%       --     to     --
    2013           559,926     9.015958  to     16.070726        5,064,207  0.85%    to   2.75%     0.71%    to   0.74%
    2012           995,976     8.024004  to     14.576755        7,813,720  0.85%    to   2.75%     1.42%    to   1.42%
    2011         1,201,354     7.022522  to     13.001977        8,296,426  0.85%    to   2.75%     2.78%    to   2.94%
    2010         1,262,466     8.459877  to     15.918710       10,584,364  0.75%    to   2.75%     1.84%    to   1.86%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
AMERICAN CENTURY VP VALUE FUND
    2014       11.21%     to    12.33%
    2013       29.53%     to    30.83%
    2012       12.87%     to    14.01%
    2011       (1.67)%    to    (0.89)%

AMERICAN CENTURY VP GROWTH FUND
    2014        9.41%     to    10.51%
    2013       27.00%     to    28.28%
    2012       11.80%     to    12.92%
    2011       (8.80)%    to    (8.80)%

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
    2014        4.52%     to     6.58%
    2013       13.46%     to    15.69%
    2012       10.36%     to    12.81%
    2011       (5.64)%    to    (3.54)%
    2010        7.36%     to     9.75%

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
    2014       (9.00)%    to    (6.93)%
    2013       19.40%     to    22.36%
    2012       11.10%     to    13.62%
    2011      (21.62)%    to   (19.84)%
    2010        1.47%     to     3.99%

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
    2014        5.99%     to     8.62%
    2013       33.91%     to    37.22%
    2012       15.26%     to    18.11%
    2011      (11.10)%    to    (9.08)%
    2010       23.16%     to    25.96%

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
    2014        7.82%     to     9.84%
    2013       32.86%     to    35.34%
    2012       12.46%     to    14.56%
    2011       (6.34)%    to    (4.59)%
    2010        8.45%     to    10.48%

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
    2014       (4.09)%    to    (2.25)%
    2013       10.25%     to    12.36%
    2012       12.11%     to    14.26%
    2011      (18.32)%    to   (16.76)%
    2010        9.55%     to    11.77%


--------------------------------------------------------------------------------
                                   SA-135

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
INVESCO V.I. VALUE OPPORTUNITIES FUND
    2014        35,937,749  $  1.809334  to   $ 22.498793  $    58,450,342  0.85%    to   2.80%     1.37%    to   1.37%
    2013        45,017,287     1.711493  to     21.701118       69,438,460  0.85%    to   2.80%     1.03%    to   1.36%
    2012        63,041,114     1.290481  to     16.684637       74,300,215  0.85%    to   2.80%     1.43%    to   1.46%
    2011        76,014,320     1.105738  to     14.577489       77,709,249  0.85%    to   2.80%     0.86%    to   0.87%
    2010       100,488,346     1.150245  to     15.463136      107,250,371  0.85%    to   2.80%     0.26%    to   0.59%

INVESCO V.I. CORE EQUITY FUND
    2014         9,179,650    19.228957  to     20.454208      157,357,446  0.30%    to   2.80%       --     to   0.85%
    2013        11,418,595    18.285248  to     18.852457      184,316,927  0.50%    to   2.80%     1.19%    to   2.03%
    2012        11,898,914    14.548531  to     14.694872      150,085,542  0.50%    to   2.80%     0.88%    to   0.98%
    2011        15,342,734    12.998894  to     13.157943      173,197,462  0.50%    to   2.75%     1.01%    to   1.09%
    2010        19,209,038    13.102525  to     13.533453      221,049,165  0.50%    to   2.75%     1.00%    to   1.09%

INVESCO V.I. GOVERNMENT SECURITIES FUND
    2014       216,206,302     1.488940  to     10.317394      289,266,806  0.85%    to   2.80%     2.41%    to   2.95%
    2013       266,997,691     1.441994  to     10.188828      348,991,412  0.85%    to   2.80%     2.19%    to   4.11%
    2012       417,384,035     1.493465  to     10.760303      570,722,972  0.85%    to   2.80%     3.05%    to   3.30%
    2011       463,362,925     1.469836  to     10.798522      630,092,419  0.85%    to   2.80%     2.87%    to   3.63%
    2010       560,824,679     1.373740  to     10.291202      717,515,209  0.85%    to   2.80%     4.61%    to   7.34%

INVESCO V.I. INTERNATIONAL GROWTH FUND
    2014        46,542,910    17.192346  to     17.669116      158,952,221  0.30%    to   2.80%     1.90%    to   3.62%
    2013        57,768,530    17.228480  to     18.110799      197,701,864  0.30%    to   2.80%     0.32%    to   1.79%
    2012        62,561,007    14.555785  to     15.649249      179,099,294  0.30%    to   2.80%     1.32%    to   1.42%
    2011        77,902,876    12.667199  to     13.929807      184,766,004  0.30%    to   2.80%       --     to   0.96%
    2010        88,806,753    13.660318  to     15.377007      220,293,502  0.30%    to   2.75%     1.71%    to   3.51%

INVESCO V.I. MID CAP CORE EQUITY FUND
    2014        64,014,209    17.983581  to     18.605354      149,442,498  0.50%    to   2.80%       --     to   0.04%
    2013        76,810,395    17.708863  to     17.950074      174,545,433  0.50%    to   2.80%     0.53%    to   0.67%
    2012        99,059,893    14.042863  to     14.137527      176,825,801  0.50%    to   2.80%       --     to   0.06%
    2011       123,939,891    12.758355  to     13.103319      202,356,895  0.50%    to   2.80%     0.12%    to   0.30%
    2010       150,135,081    13.714290  to     14.393534      264,180,937  0.50%    to   2.80%     0.03%    to   0.35%

INVESCO V.I. SMALL CAP EQUITY FUND
    2014         4,688,533    21.917230  to     23.152218       97,889,375  0.30%    to   2.80%       --     to     --
    2013         6,260,948    22.019679  to     22.747432      130,204,555  0.30%    to   2.80%       --     to   0.01%
    2012         7,433,990    16.472537  to     16.643733      115,464,633  0.30%    to   2.80%       --     to     --
    2011         9,270,483    14.687915  to     14.873553      129,411,744  0.30%    to   2.80%       --     to     --
    2010        10,233,669    14.878357  to     15.407794      147,413,717  0.30%    to   2.80%       --     to     --

INVESCO V.I. BALANCED RISK ALLOCATION FUND
    2014         1,176,690    11.853050  to     12.883948       14,602,432  0.50%    to   2.70%       --     to     --
    2013         1,570,723    11.503600  to     12.249085       18,718,879  0.50%    to   2.75%     1.36%    to   1.50%
    2012         2,056,847    11.658928  to     12.138297       24,508,501  0.50%    to   2.75%     0.76%    to   1.29%
    2011         1,551,961    10.831402  to     11.043461       16,977,551  0.30%    to   2.75%       --     to     --

INVESCO V.I. DIVERSIFIED DIVIDEND FUND
    2014            19,121    15.516592  to     16.208073          305,336  1.35%    to   2.50%     1.45%    to   1.56%
    2013            20,367    14.137224  to     14.598406          293,702  1.35%    to   2.50%       --     to   2.32%
    2012            33,339    11.144356  to     11.315423          374,320  1.35%    to   2.20%     1.82%    to   1.84%
    2011            16,071     9.624256  to      9.689302          155,299  1.35%    to   2.20%       --     to     --

INVESCO V.I. MONEY MARKET FUND
    2014        13,973,329     9.575557  to      9.924169      135,908,765  0.50%    to   2.75%     0.01%    to   0.01%
    2013        12,785,917     9.841269  to      9.972607      126,589,751  0.50%    to   2.75%       --     to   0.01%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
INVESCO V.I. VALUE OPPORTUNITIES FUND
    2014        3.68%     to    5.72%
    2013       30.07%     to   32.62%
    2012       14.45%     to   16.71%
    2011       (5.73)%    to   (3.87)%
    2010        4.39%     to    6.44%

INVESCO V.I. CORE EQUITY FUND
    2014        5.16%     to    7.52%
    2013       25.68%     to   28.29%
    2012       10.74%     to   13.05%
    2011       (2.77)%    to   (0.79)%
    2010        6.58%     to    8.70%

INVESCO V.I. GOVERNMENT SECURITIES FUND
    2014        1.26%     to    3.26%
    2013       (5.31)%    to   (3.45)%
    2012       (0.35)%    to    1.61%
    2011        4.93%     to    7.00%
    2010        2.49%     to    4.51%

INVESCO V.I. INTERNATIONAL GROWTH FUND
    2014       (2.44)%    to   (0.21)%
    2013       15.73%     to   18.36%
    2012       12.34%     to   14.91%
    2011       (9.32)%    to   (7.27)%
    2010        9.80%     to   12.27%

INVESCO V.I. MID CAP CORE EQUITY FUND
    2014        1.55%     to    3.65%
    2013       25.26%     to   27.82%
    2012        7.89%     to   10.07%
    2011       (8.96)%    to   (6.97)%
    2010       10.96%     to   13.21%

INVESCO V.I. SMALL CAP EQUITY FUND
    2014       (0.47)%    to    1.78%
    2013       33.68%     to   36.67%
    2012       10.75%     to   13.32%
    2011       (3.47)%    to   (1.28)%
    2010       24.99%     to   27.83%

INVESCO V.I. BALANCED RISK ALLOCATION FUND
    2014        2.89%     to    5.18%
    2013       (1.33)%    to    0.91%
    2012        7.64%     to   10.09%
    2011        8.31%     to   10.43%

INVESCO V.I. DIVERSIFIED DIVIDEND FUND
    2014        9.76%     to   11.03%
    2013       27.54%     to   29.01%
    2012       15.79%     to   16.78%
    2011       (3.76)%    to   (3.11)%

INVESCO V.I. MONEY MARKET FUND
    2014       (2.70)%    to   (0.49)%
    2013       (1.59)%    to   (0.27)%


--------------------------------------------------------------------------------
                                   SA-136

--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
AMERICAN CENTURY VP MID CAP VALUE FUND
    2014            48,239  $ 16.214700  to   $ 16.994164  $       801,413  0.30%    to   1.50%     1.01%    to   1.05%
    2013            29,575    14.160257  to     14.664038          424,726  0.30%    to   1.50%     0.84%    to   1.18%
    2012            20,019    11.065449  to     11.279374          222,746  0.50%    to   1.50%     2.03%    to   2.33%
    2011            10,415     9.664327  to      9.753198          100,866  0.50%    to   1.50%     0.70%    to   0.96%

AMERICAN FUNDS GLOBAL BOND FUND
    2014         9,116,977    11.427881  to     11.903991      115,218,960  0.65%    to   2.80%     1.20%    to   1.21%
    2013        11,290,616    11.591365  to     11.817451      143,324,592  0.65%    to   2.80%       --     to     --
    2012        18,858,203    12.209321  to     12.236047      250,979,429  0.65%    to   2.80%     1.93%    to   2.23%
    2011        22,786,002    11.572225  to     11.849529      290,358,620  0.65%    to   2.80%     3.89%    to   4.22%
    2010        23,998,021    11.142028  to     11.656969      297,836,946  0.65%    to   2.80%     3.34%    to   6.43%

AMERICAN FUNDS GLOBAL GROWTH AND INCOME FUND
    2014        15,798,685    19.735829  to     20.172002      226,969,193  0.65%    to   2.80%     3.07%    to   3.79%
    2013        19,831,073    18.804035  to     19.637414      274,040,478  0.65%    to   2.80%     3.32%    to   3.71%
    2012        35,231,469    15.445997  to     16.514694      405,177,758  0.65%    to   2.75%     2.51%    to   2.56%
    2011        43,754,607    13.224868  to     14.439786      434,840,746  0.65%    to   2.75%     2.78%    to   3.49%
    2010        52,249,635    13.990010  to     15.599767      553,565,519  0.65%    to   2.75%     3.29%    to   3.98%

AMERICAN FUNDS ASSET ALLOCATION FUND
    2014        42,163,505    18.589341  to     19.543111      791,683,183  0.65%    to   2.80%     1.44%    to   2.30%
    2013        51,319,943    18.138530  to     18.663515      931,691,583  0.65%    to   2.80%     1.45%    to   1.51%
    2012        66,582,529    15.080782  to     15.187357    1,003,590,407  0.65%    to   2.80%     1.94%    to   2.00%
    2011        80,394,404    13.156241  to     13.347677    1,060,599,005  0.65%    to   2.80%     1.86%    to   2.88%
    2010        95,482,659    13.072647  to     13.551269    1,263,710,519  0.65%    to   2.80%     1.65%    to   4.11%

AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND
    2014       309,368,792    21.791408  to     23.328378      524,639,657  0.65%    to   2.80%     2.68%    to   2.97%
    2013       364,941,508    19.426118  to     20.354035      545,529,305  0.65%    to   2.80%     1.87%    to   1.93%
    2012       506,585,479    15.020566  to     15.403526      578,212,877  0.65%    to   2.80%     2.04%    to   2.76%
    2011       610,274,841    13.563831  to     13.613919      622,184,166  0.65%    to   2.80%     1.62%    to   2.37%
    2010       737,146,712    13.827471  to     14.076226      767,672,843  0.65%    to   2.80%     2.97%    to   3.42%

AMERICAN FUNDS BOND FUND
    2014        49,995,861    12.076501  to     12.569562      772,885,175  0.65%    to   2.80%     1.78%    to   2.50%
    2013        62,429,269    11.796759  to     12.017256      932,642,581  0.65%    to   2.80%     1.84%    to   2.05%
    2012        58,235,722    12.362435  to     12.399383      897,788,604  0.65%    to   2.80%     2.41%    to   2.58%
    2011        65,986,919    11.808492  to     12.101132      981,847,060  0.65%    to   2.80%     3.69%    to   3.77%
    2010        79,426,898    11.201828  to     11.728856    1,132,938,306  0.65%    to   2.80%     4.16%    to   5.14%

AMERICAN FUNDS GLOBAL GROWTH FUND
    2014        13,099,940    19.861896  to     21.045920      261,257,937  0.65%    to   2.80%     1.05%    to   1.14%
    2013        16,325,784    19.539432  to     21.154257      325,981,493  0.65%    to   2.80%     1.24%    to   1.26%
    2012        23,297,560    15.224659  to     16.840885      368,355,610  0.65%    to   2.80%     0.50%    to   0.86%
    2011        29,252,202    12.502940  to     14.130584      384,303,431  0.65%    to   2.80%     1.60%    to   1.96%
    2010        35,468,704    13.811815  to     15.949598      521,075,931  0.65%    to   2.80%     1.02%    to   1.98%

AMERICAN FUNDS GROWTH FUND
    2014        88,681,039    22.518307  to     23.003194    1,533,269,584  0.65%    to   2.80%     0.72%    to   0.87%
    2013       110,847,056    20.887799  to     21.801334    1,806,018,975  0.65%    to   2.80%     0.97%    to   1.03%
    2012       154,222,841    16.159627  to     17.232698    1,975,408,899  0.65%    to   2.80%     0.78%    to   0.79%
    2011       194,001,436    13.796623  to     15.032330    2,146,707,670  0.65%    to   2.80%     0.64%    to   0.79%
    2010       236,803,543    14.507099  to     16.150261    2,782,581,930  0.65%    to   2.80%     0.94%    to   1.22%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
AMERICAN CENTURY VP MID CAP VALUE FUND
    2014       14.51%     to   15.89%
    2013       27.97%     to   29.51%
    2012       14.50%     to   15.65%
    2011       (3.36)%    to   (2.47)%

AMERICAN FUNDS GLOBAL BOND FUND
    2014       (1.41)%    to    0.73%
    2013       (5.27)%    to   (3.21)%
    2012        3.26%     to    5.51%
    2011        1.65%     to    3.86%
    2010        2.33%     to    4.55%

AMERICAN FUNDS GLOBAL GROWTH AND INCOME FUND
    2014        2.72%     to    4.96%
    2013       19.15%     to   21.74%
    2012       14.37%     to   16.80%
    2011       (7.44)%    to   (5.47)%
    2010        8.75%     to   11.06%

AMERICAN FUNDS ASSET ALLOCATION FUND
    2014        2.49%     to    4.71%
    2013       20.28%     to   22.89%
    2012       12.98%     to   15.44%
    2011       (1.50)%    to    0.64%
    2010        9.40%     to   11.78%

AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND
    2014       12.18%     to   14.61%
    2013       29.33%     to   32.14%
    2012       10.74%     to   13.15%
    2011       (3.64)%    to   (1.54)%
    2010        9.23%     to   11.60%

AMERICAN FUNDS BOND FUND
    2014        2.37%     to    4.60%
    2013       (4.86)%    to   (2.79)%
    2012        2.46%     to    4.69%
    2011        3.17%     to    5.42%
    2010        3.51%     to    5.76%

AMERICAN FUNDS GLOBAL GROWTH FUND
    2014       (0.51)%    to    1.65%
    2013       25.61%     to   28.34%
    2012       19.18%     to   21.77%
    2011      (11.40)%    to   (9.48)%
    2010        8.66%     to   11.02%

AMERICAN FUNDS GROWTH FUND
    2014        5.51%     to    7.81%
    2013       26.51%     to   29.26%
    2012       14.64%     to   17.13%
    2011       (6.92)%    to   (4.90)%
    2010       15.41%     to   17.91%


--------------------------------------------------------------------------------
                                   SA-137

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
AMERICAN FUNDS GROWTH-INCOME FUND
    2014        81,385,307  $ 21.620632  to   $ 22.278013  $ 1,624,836,107  0.65%    to   2.80%     1.22%    to   1.60%
    2013       103,037,858    20.097293  to     20.267894    1,894,684,591  0.65%    to   2.80%     1.34%    to   1.60%
    2012       143,073,284    15.280936  to     15.481384    2,013,947,619  0.65%    to   2.80%     1.56%    to   1.66%
    2011       178,167,572    13.091810  to     13.551641    2,168,831,624  0.65%    to   2.80%     1.68%    to   2.20%
    2010       214,368,967    13.422867  to     14.196547    2,698,200,188  0.65%    to   2.80%     2.04%    to   2.30%

AMERICAN FUNDS INTERNATIONAL FUND
    2014        25,478,826    15.437469  to     16.758016      399,232,673  0.65%    to   2.80%     1.26%    to   1.79%
    2013        30,923,542    15.961598  to     17.703704      508,181,057  0.65%    to   2.80%     1.34%    to   1.43%
    2012        39,932,318    13.208125  to     14.967902      550,324,522  0.65%    to   2.80%     1.28%    to   1.51%
    2011        49,125,134    11.275200  to     13.054980      584,899,178  0.65%    to   2.80%     1.80%    to   2.56%
    2010        58,002,358    13.190771  to     15.605553      816,732,756  0.65%    to   2.80%     2.96%    to   4.35%

AMERICAN FUNDS NEW WORLD FUND
    2014         5,700,776    14.760859  to     16.263423      144,818,397  0.65%    to   2.80%     0.89%    to   1.64%
    2013         7,057,351    16.126396  to     18.154383      198,682,325  0.65%    to   2.80%     1.06%    to   1.40%
    2012        10,721,388    14.573424  to     16.796944      278,279,326  0.65%    to   2.75%     1.04%    to   1.06%
    2011        13,506,707    12.449689  to     14.653549      302,814,203  0.65%    to   2.75%     1.90%    to   2.11%
    2010        17,245,299    14.561933  to     17.504054      457,449,652  0.65%    to   2.75%     1.59%    to   4.69%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
    2014         8,231,966    18.775047  to     22.115696      178,438,387  0.65%    to   2.80%     0.12%    to   0.14%
    2013        10,358,695    18.504640  to     22.271086      224,224,571  0.65%    to   2.80%     0.61%    to   0.86%
    2012        13,188,391    14.519414  to     17.854160      226,841,763  0.65%    to   2.80%     0.84%    to   1.38%
    2011        16,854,218    12.366148  to     15.536661      249,675,792  0.65%    to   2.80%     1.15%    to   2.21%
    2010        21,664,738    15.393902  to     19.761879      404,601,423  0.65%    to   2.80%     1.47%    to   2.09%

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014            49,932    18.758542  to     19.743762          957,060  1.35%    to   2.50%       --     to     --
    2013            70,368    18.517769  to     19.267475        1,328,236  1.35%    to   2.50%     0.11%    to   0.13%
    2012           104,126    13.572767  to     13.961098        1,432,385  1.35%    to   2.50%       --     to     --
    2011           134,346    11.559204  to     11.754063        1,566,101  1.35%    to   2.50%       --     to     --
    2010           162,186    12.547037  to     12.612644        2,040,318  1.35%    to   2.50%       --     to     --

FIDELITY VIP GROWTH PORTFOLIO
    2014           464,276    15.295179  to     23.441676        6,963,451  0.85%    to   2.70%       --     to     --
    2013           451,696    13.895443  to     21.694064        6,152,984  0.85%    to   2.70%     0.04%    to   0.05%
    2012           734,617    10.304407  to     16.387763        7,358,549  0.85%    to   2.70%     0.20%    to   0.34%
    2011           931,175     9.084006  to     14.716451        8,294,299  0.85%    to   2.70%     0.12%    to   0.25%
    2010           446,768     9.164587  to     15.124416        4,054,447  0.85%    to   2.70%     0.03%    to   0.03%

FIDELITY VIP CONTRAFUND PORTFOLIO
    2014         5,104,483    22.640127  to     23.676669       85,715,982  0.30%    to   2.75%     0.76%    to   1.00%
    2013         6,202,099    20.842283  to     21.078399       93,638,207  0.50%    to   2.75%     0.81%    to   0.83%
    2012         8,812,415    16.290581  to     16.359378       98,736,683  0.30%    to   2.75%     0.33%    to   1.00%
    2011         8,992,529    14.068742  to     14.478379       86,389,923  0.30%    to   2.75%     0.62%    to   0.74%
    2010         9,467,137    14.515135  to     15.308626       93,760,661  0.30%    to   2.75%     0.90%    to   1.06%

FIDELITY VIP MID CAP PORTFOLIO
    2014         3,896,587    22.736200  to     23.521879       63,830,530  0.30%    to   2.75%     0.01%    to   0.02%
    2013         4,998,451    21.507218  to     22.802430       77,806,071  0.30%    to   2.75%     0.13%    to   0.28%
    2012         6,913,830    15.876932  to     17.250225       79,149,157  0.30%    to   2.75%     0.39%    to   0.46%
    2011         7,924,335    13.900375  to     15.477138       80,066,155  0.30%    to   2.75%     0.02%    to   0.02%
    2010         8,268,252    15.639395  to     17.845997       94,605,932  0.30%    to   2.75%     0.12%    to   0.12%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
    2014        7.58%     to     9.92%
    2013       29.82%     to    32.64%
    2012       14.24%     to    16.72%
    2011       (4.54)%    to    (2.47)%
    2010        8.35%     to    10.71%

AMERICAN FUNDS INTERNATIONAL FUND
    2014       (5.34)%    to    (3.28)%
    2013       18.28%     to    20.85%
    2012       14.65%     to    17.14%
    2011      (16.34)%    to   (14.52)%
    2010        4.28%     to     6.54%

AMERICAN FUNDS NEW WORLD FUND
    2014      (10.42)%    to    (8.47)%
    2013        8.30%     to    10.66%
    2012       14.63%     to    17.06%
    2011      (16.28)%    to   (14.51)%
    2010       14.68%     to    17.11%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
    2014       (0.70)%    to     1.46%
    2013       24.74%     to    27.45%
    2012       14.92%     to    17.41%
    2011      (21.38)%    to   (19.67)%
    2010       19.04%     to    21.62%

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014        1.30%     to     2.47%
    2013       36.43%     to    38.01%
    2012       17.42%     to    18.78%
    2011       (7.87)%    to    (6.81)%
    2010       25.47%     to    26.13%

FIDELITY VIP GROWTH PORTFOLIO
    2014        8.06%     to    10.07%
    2013       32.38%     to    34.85%
    2012       11.36%     to    13.43%
    2011       (2.70)%    to    (0.88)%
    2010       20.57%     to    22.81%

FIDELITY VIP CONTRAFUND PORTFOLIO
    2014        8.63%     to    11.32%
    2013       27.40%     to    30.30%
    2012       12.99%     to    15.79%
    2011       (5.42)%    to    (3.08)%
    2010       13.76%     to    16.58%

FIDELITY VIP MID CAP PORTFOLIO
    2014        3.16%     to     5.71%
    2013       32.19%     to    35.46%
    2012       11.46%     to    14.22%
    2011      (13.27)%    to   (11.12)%
    2010       25.09%     to    28.19%


--------------------------------------------------------------------------------
                                   SA-138

--------------------------------------------------------------------------------


                                                                                                         INVESTMENT
                                        UNIT                                        EXPENSE                INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ----------------------
FIDELITY VIP VALUE STRATEGIES PORTFOLIO
    2014           283,720  $ 16.231901  to   $ 29.060046  $     4,574,058  0.85%    to   2.70%     0.50%    to    0.80%
    2013           369,920    13.998426  to     15.369434        5,633,750  0.85%    to   2.45%     0.65%    to    0.73%
    2012           475,907    11.906677  to     22.119855        5,633,843  0.85%    to   2.70%     0.38%    to    0.56%
    2011           420,164     9.450521  to     17.884524        3,980,725  0.85%    to   2.70%     0.38%    to    0.38%
    2010           557,023    10.478206  to     20.200241        5,879,866  0.85%    to   2.70%     0.28%    to    0.33%

FIDELITY VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO
    2014           247,751    17.912598  to     26.140092        4,284,335  0.75%    to   2.70%     0.03%    to    0.22%
    2013           227,580    16.308992  to     24.268557        3,598,618  0.75%    to   2.70%     0.09%    to    0.12%
    2012           237,850    11.827863  to     18.033810        2,777,891  0.85%    to   2.70%     0.32%    to    0.82%
    2011           173,103     9.757881  to     15.155307        1,686,429  0.85%    to   2.70%       --     to      --
    2010           183,487    10.121386  to     16.013691        1,867,629  0.85%    to   2.70%     0.22%    to    0.22%

FIDELITY VIP STRATEGIC INCOME PORTFOLIO
    2014           102,544    11.206529  to     14.273150        1,332,036  0.50%    to   1.50%     2.76%    to    2.87%
    2013            95,919    11.004604  to     14.002020        1,233,705  0.30%    to   1.50%     0.10%    to    3.66%
    2012           121,527    11.167056  to     14.039233        1,610,832  0.30%    to   1.50%     3.09%    to    4.42%
    2011            93,264    10.283412  to     12.774186        1,079,934  0.30%    to   1.50%     4.03%    to    6.29%
    2010            30,035    12.074240  to     12.266327          364,547  0.30%    to   1.35%     4.18%    to    5.85%

FRANKLIN RISING DIVIDENDS VIP FUND+
    2014        23,625,692    20.822970  to     23.353392      526,505,475  0.30%    to   2.80%     1.26%    to    1.38%
    2013        29,710,602    19.696171  to     21.565145      621,186,179  0.30%    to   2.80%     1.20%    to    1.78%
    2012        40,176,164    15.618264  to     16.693201      662,298,788  0.30%    to   2.80%     1.63%    to    2.08%
    2011        47,822,844    14.367859  to     14.978484      717,250,217  0.30%    to   2.75%     1.53%    to    4.77%
    2010        53,119,193    13.918257  to     14.187159      765,099,095  0.30%    to   2.80%       --     to      --

FRANKLIN INCOME VIP FUND+
    2014        50,807,294    18.203398  to     18.981745      979,864,434  0.30%    to   2.80%     3.04%    to    4.69%
    2013        63,847,445    17.468133  to     18.659483    1,196,794,237  0.30%    to   2.80%     2.32%    to    4.85%
    2012       102,120,192    15.388596  to     16.841320    1,719,573,259  0.30%    to   2.80%     4.20%    to    6.26%
    2011       125,184,681    13.712449  to     15.374150    1,910,454,570  0.30%    to   2.80%     6.05%    to   19.05%
    2010       143,346,735    13.446228  to     15.442759    2,187,102,744  0.30%    to   2.80%     6.52%    to    6.52%

FRANKLIN LARGE CAP GROWTH VIP FUND+
    2014         4,992,901    18.341304  to     19.883080       81,345,950  0.85%    to   2.80%     1.05%    to    1.08%
    2013         5,765,894    16.448279  to     18.182031       85,241,546  0.85%    to   2.80%     1.11%    to    1.12%
    2012         8,233,202    12.895936  to     14.535767       96,872,740  0.85%    to   2.80%     0.79%    to    0.84%
    2011        10,371,455    11.574093  to     13.302631      110,526,719  0.85%    to   2.80%     0.65%    to    0.66%
    2010        12,386,664    11.851458  to     13.889879      136,454,998  0.85%    to   2.80%     0.81%    to    0.82%

FRANKLIN GLOBAL REAL ESTATE VIP FUND+
    2014           329,570    18.101196  to     29.029698        7,397,583  0.95%    to   2.80%     0.45%    to    0.46%
    2013           377,266    16.185507  to     25.481823        7,469,531  0.95%    to   2.80%     4.49%    to    4.54%
    2012           427,626    16.267952  to     25.142071        8,388,156  0.95%    to   2.80%       --     to      --
    2011           468,374    13.130368  to     19.921270        7,344,646  0.95%    to   2.80%     7.75%    to    7.95%
    2010           548,755    14.312813  to     21.316773        9,241,856  0.95%    to   2.80%     2.90%    to    2.90%

FRANKLIN SMALL-MID CAP GROWTH VIP FUND+
    2014        12,376,717    24.385128  to     24.533967      196,223,167  0.30%    to   2.80%       --     to      --
    2013        15,807,750    22.914198  to     23.334129      238,352,339  0.30%    to   2.80%       --     to      --
    2012        19,266,572    16.655423  to     17.369101      214,218,229  0.30%    to   2.80%       --     to      --
    2011        23,724,327    15.079099  to     16.113728      242,450,445  0.30%    to   2.80%       --     to      --
    2010        30,159,928    15.865896  to     17.412948      331,364,603  0.50%    to   2.80%       --     to      --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
FIDELITY VIP VALUE STRATEGIES PORTFOLIO
    2014        3.68%     to    5.61%
    2013       27.03%     to   29.08%
    2012       23.68%     to   25.99%
    2011      (11.46)%    to   (9.81)%
    2010       22.98%     to   25.27%

FIDELITY VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO
    2014        7.71%     to    9.83%
    2013       34.57%     to   37.22%
    2012       18.99%     to   21.21%
    2011       (5.36)%    to   (3.59)%
    2010       14.85%     to   16.99%

FIDELITY VIP STRATEGIC INCOME PORTFOLIO
    2014        1.83%     to    2.86%
    2013       (1.45)%    to   (0.27)%
    2012        8.59%     to    9.90%
    2011        2.90%     to    4.14%
    2010        7.77%     to    8.90%

FRANKLIN RISING DIVIDENDS VIP FUND+
    2014        5.72%     to    8.29%
    2013       26.11%     to   29.19%
    2012        8.87%     to   11.45%
    2011        3.12%     to    5.58%
    2010       17.32%     to   20.26%

FRANKLIN INCOME VIP FUND+
    2014        1.73%     to    4.21%
    2013       10.80%     to   13.51%
    2012        9.54%     to   12.22%
    2011       (0.44)%    to    1.98%
    2010        9.56%     to   12.21%

FRANKLIN LARGE CAP GROWTH VIP FUND+
    2014        9.36%     to   11.51%
    2013       25.08%     to   27.55%
    2012        9.27%     to   11.42%
    2011       (4.23)%    to   (2.34)%
    2010        8.51%     to   10.65%

FRANKLIN GLOBAL REAL ESTATE VIP FUND+
    2014       11.84%     to   13.92%
    2013       (0.51)%    to    1.35%
    2012       23.90%     to   26.21%
    2011       (8.26)%    to   (6.55)%
    2010       17.63%     to   19.83%

FRANKLIN SMALL-MID CAP GROWTH VIP FUND+
    2014        4.50%     to    7.07%
    2013       34.34%     to   37.58%
    2012        7.79%     to   10.45%
    2011       (7.46)%    to   (5.24)%
    2010       24.10%     to   26.86%


--------------------------------------------------------------------------------
                                   SA-139

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
FRANKLIN SMALL CAP VALUE VIP FUND+
    2014         4,294,345  $ 23.298291  to   $ 24.278304  $    64,712,254  0.30%    to   2.75%     0.08%    to   0.74%
    2013         5,683,963    23.812141  to     24.235365       86,274,032  0.30%    to   2.75%     0.59%    to   1.09%
    2012         5,956,979    17.857456  to     17.965353       67,946,048  0.30%    to   2.75%     0.42%    to   0.69%
    2011         7,659,878    15.144592  to     15.597887       74,940,578  0.30%    to   2.75%     0.58%    to   1.45%
    2010        10,634,556    15.801926  to     16.659671      108,345,626  0.30%    to   2.75%     0.57%    to   0.60%

FRANKLIN STRATEGIC INCOME VIP FUND+
    2014        24,233,651    14.740091  to     15.285334      449,783,789  0.30%    to   2.80%     5.54%    to   5.71%
    2013        29,798,024    14.529719  to     15.392925      552,057,488  0.30%    to   2.80%     5.68%    to   5.76%
    2012        46,615,479    14.126080  to     15.291336      859,447,857  0.30%    to   2.80%     5.97%    to   6.85%
    2011        52,011,000    12.575498  to     13.901316      867,439,928  0.30%    to   2.80%     5.14%    to   6.20%
    2010        57,904,595    12.310267  to     13.909880      967,601,129  0.30%    to   2.80%     0.69%    to   4.02%

FRANKLIN MUTUAL SHARES VIP FUND+
    2014        37,084,769    19.000464  to     20.335484      722,392,206  0.30%    to   2.80%     1.32%    to   2.02%
    2013        46,988,463    18.240897  to     19.054677      866,111,651  0.30%    to   2.80%     2.37%    to   2.42%
    2012        61,262,938    14.625294  to     14.925091      910,064,471  0.30%    to   2.80%     1.97%    to   2.22%
    2011        75,581,114    13.108724  to     13.165196    1,004,834,769  0.30%    to   2.80%     2.21%    to   2.37%
    2010        88,758,151    13.297008  to     13.681947    1,221,861,828  0.30%    to   2.80%     1.59%    to   1.77%

TEMPLETON DEVELOPING MARKETS VIP FUND+
    2014         3,719,348     8.502407  to     15.711905       64,426,917  0.75%    to   2.75%     1.27%    to   1.77%
    2013         4,628,423     9.360340  to     17.571473       88,623,337  0.75%    to   2.75%     1.48%    to   2.07%
    2012         7,081,848     9.532598  to     18.195185      138,758,886  0.75%    to   2.75%     1.01%    to   1.19%
    2011         8,508,683     8.495257  to     16.491969      152,028,455  0.75%    to   2.75%     0.63%    to   0.95%
    2010        11,164,471    10.175555  to     19.932125      242,579,724  0.75%    to   2.75%     1.70%    to   2.16%

TEMPLETON FOREIGN VIP FUND+
    2014        19,516,625    15.372277  to     15.514908      257,467,042  0.30%    to   2.80%     1.45%    to   1.71%
    2013        22,822,236    17.367091  to     17.954390      344,232,677  0.30%    to   2.80%     2.10%    to   2.18%
    2012        25,530,448    14.177873  to     15.014915      324,020,727  0.30%    to   2.80%     2.90%    to   2.91%
    2011        30,621,849    12.037378  to     13.059903      335,191,339  0.30%    to   2.80%     1.57%    to   1.74%
    2010        35,148,416    13.526398  to     15.029693      439,606,183  0.30%    to   2.80%     1.64%    to   1.83%

TEMPLETON GROWTH VIP FUND+
    2014        18,432,369    18.100487  to     18.496229      284,644,288  0.50%    to   2.80%     1.24%    to   1.34%
    2013        23,123,937    19.140368  to     19.153890      374,312,587  0.50%    to   2.80%     2.62%    to   2.63%
    2012        33,705,543    14.725005  to     15.056806      428,464,235  0.50%    to   2.80%     1.50%    to   2.08%
    2011        41,389,075    12.228197  to     12.789762      443,684,083  0.50%    to   2.80%     1.03%    to   1.34%
    2010        49,158,536    13.235127  to     14.139739      578,598,573  0.50%    to   2.80%     1.02%    to   1.20%

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND+
    2014        12,507,613    17.572790  to     18.477426      311,837,827  0.30%    to   2.80%     1.57%    to   2.37%
    2013        15,452,593    17.095911  to     17.550648      370,297,414  0.30%    to   2.80%     1.79%    to   2.25%
    2012        22,385,208    13.776603  to     13.803965      443,171,915  0.30%    to   2.80%     2.26%    to   3.01%
    2011        28,600,302    12.162700  to     12.498146      509,823,416  0.50%    to   2.80%     2.08%    to   2.24%
    2010        33,085,036    12.649536  to     13.233093      625,736,977  0.30%    to   2.75%     1.24%    to   1.32%

FRANKLIN FLEX CAP GROWTH VIP FUND+
    2014         2,190,538    19.946646  to     20.982180       35,257,492  0.50%    to   2.75%       --     to     --
    2013         2,644,159    19.323070  to     20.077906       40,741,967  0.30%    to   2.75%       --     to     --
    2012         4,107,370    14.446576  to     14.567498       47,222,276  0.50%    to   2.75%       --     to     --
    2011         5,043,574    13.469106  to     13.590297       54,062,540  0.30%    to   2.75%       --     to     --
    2010         5,303,629    14.164422  to     14.674408       60,718,522  0.50%    to   2.75%       --     to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
FRANKLIN SMALL CAP VALUE VIP FUND+
    2014       (2.16)%    to     0.18%
    2013       32.54%     to    35.72%
    2012       15.18%     to    17.91%
    2011       (6.48)%    to    (4.16)%
    2010       24.75%     to    27.76%

FRANKLIN STRATEGIC INCOME VIP FUND+
    2014       (0.70)%    to     1.45%
    2013        0.66%     to     2.86%
    2012       10.00%     to    12.33%
    2011       (0.06)%    to     2.15%
    2010        8.14%     to    10.55%

FRANKLIN MUTUAL SHARES VIP FUND+
    2014        4.16%     to     6.72%
    2013       24.72%     to    27.67%
    2012       11.09%     to    13.86%
    2011       (3.78)%    to    (1.42)%
    2010        8.13%     to    10.73%

TEMPLETON DEVELOPING MARKETS VIP FUND+
    2014      (10.58)%    to    (9.17)%
    2013       (3.43)%    to    (1.81)%
    2012       10.33%     to    12.21%
    2011      (18.17)%    to   (16.51)%
    2010       14.23%     to    16.53%

TEMPLETON FOREIGN VIP FUND+
    2014      (13.59)%    to   (11.49)%
    2013       19.58%     to    22.49%
    2012       14.97%     to    17.78%
    2011      (13.11)%    to   (11.01)%
    2010        5.42%     to     8.06%

TEMPLETON GROWTH VIP FUND+
    2014       (5.50)%    to    (3.37)%
    2013       27.21%     to    29.99%
    2012       17.73%     to    20.42%
    2011       (9.55)%    to    (7.61)%
    2010        4.43%     to     6.78%

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND+
    2014        2.79%     to     5.28%
    2013       24.09%     to    27.14%
    2012       10.23%     to    12.93%
    2011       (5.64)%    to    (3.56)%
    2010        8.84%     to    11.54%

FRANKLIN FLEX CAP GROWTH VIP FUND+
    2014        3.23%     to     5.45%
    2013       33.76%     to    36.86%
    2012        6.30%     to     8.70%
    2011       (7.49)%    to    (5.19)%
    2010       13.05%     to    15.51%


--------------------------------------------------------------------------------
                                   SA-140

--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
TEMPLETON GLOBAL BOND VIP FUND+
    2014         5,510,026  $ 14.386281  to   $ 14.592335  $    77,872,315  0.30%    to   2.75%     5.06%    to   5.06%
    2013         6,466,974    14.392405  to     14.541172       91,465,010  0.30%    to   2.75%     3.55%    to   4.69%
    2012         9,846,675    14.217363  to     14.720601      140,426,200  0.30%    to   2.75%     6.09%    to   7.15%
    2011        10,707,952    12.403534  to     13.160981      135,531,743  0.30%    to   2.75%     4.33%    to   5.41%
    2010        10,440,046    12.561085  to     13.658852      135,811,251  0.30%    to   2.75%     1.44%    to   2.40%

HARTFORD BALANCED HLS FUND
    2014         1,294,832    15.379592  to     19.533503       19,029,607  0.75%    to   2.70%     1.81%    to   1.83%
    2013         1,512,772    14.113578  to     18.278484       20,632,562  0.75%    to   2.70%     1.56%    to   1.58%
    2012         1,398,794    11.733583  to     15.495238       15,963,326  0.75%    to   2.70%     2.99%    to   3.02%
    2011         1,522,983    10.553187  to     14.210738       15,737,165  0.75%    to   2.70%     1.71%    to   1.89%
    2010         1,350,381    10.438913  to     14.333781       13,922,451  0.75%    to   2.70%     1.27%    to   1.48%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014        46,292,016    12.917758  to     13.655147      571,968,762  0.30%    to   2.75%     2.68%    to   3.31%
    2013        62,030,472    12.539611  to     12.934646      733,978,421  0.30%    to   2.75%     3.60%    to   5.26%
    2012        59,560,748    13.067525  to     13.152914      724,071,588  0.30%    to   2.75%     4.03%    to   4.12%
    2011        62,150,393    12.267804  to     12.490344      713,026,834  0.30%    to   2.75%     0.22%    to   0.24%
    2010        66,681,998    11.500607  to     11.999561      724,922,708  0.30%    to   2.75%     2.74%    to   6.55%

HARTFORD CAPITAL APPRECIATION HLS FUND
    2014        34,264,581    22.614953  to     23.500457      507,446,086  0.30%    to   2.75%     0.78%    to   0.89%
    2013        45,789,660    21.138320  to     22.510948      636,714,458  0.30%    to   2.75%     0.36%    to   0.97%
    2012        68,624,191    15.244506  to     16.636703      688,564,430  0.30%    to   2.75%     1.20%    to   1.89%
    2011        79,434,531    12.920811  to     14.450352      682,351,022  0.30%    to   2.75%     0.75%    to   0.89%
    2010        82,441,017    14.628010  to     16.766082      806,822,302  0.30%    to   2.75%     0.81%    to   1.51%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014        23,221,375    21.217438  to     23.184705      379,363,203  0.30%    to   2.75%     1.04%    to   2.38%
    2013        32,101,247    19.306809  to     20.586382      469,218,428  0.30%    to   2.75%     1.42%    to   1.74%
    2012        42,105,152    15.042672  to     15.651725      470,508,222  0.30%    to   2.75%     1.94%    to   2.45%
    2011        47,940,930    13.611727  to     13.820191      478,018,128  0.30%    to   2.75%     2.11%    to   2.23%
    2010        50,489,437    13.681473  to     13.809581      501,345,829  0.30%    to   2.75%     1.94%    to   2.69%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014           260,942    10.895575  to     21.473127        3,554,428  0.30%    to   2.70%       --     to   0.56%
    2013           228,334    20.081546  to     20.658365        3,033,315  0.50%    to   2.70%     0.21%    to   0.65%
    2012           204,039    14.807648  to     15.571566        2,003,735  0.50%    to   2.70%     0.55%    to   0.72%
    2011           233,805    12.059227  to     12.963226        1,832,386  0.50%    to   2.70%     0.03%    to   0.06%
    2010           215,450    14.074125  to     15.466292        1,847,472  0.50%    to   2.70%     0.37%    to   0.39%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014         5,401,238    23.771907  to     25.246540       93,748,052  0.30%    to   2.75%     0.39%    to   1.38%
    2013         7,766,959    21.031419  to     21.795609      116,872,515  0.30%    to   2.75%     0.29%    to   1.10%
    2012         8,644,385    15.916413  to     16.095854       97,076,786  0.30%    to   2.75%     1.56%    to   1.60%
    2011        10,010,774    13.725731  to     13.909134       96,722,497  0.30%    to   2.75%     1.04%    to   1.26%
    2010        10,748,751    13.610018  to     14.134186      103,559,276  0.30%    to   2.75%     1.30%    to   1.37%

HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014         9,265,589    24.391204  to     25.807052      147,044,785  0.30%    to   2.75%     0.19%    to   0.29%
    2013        11,514,449    21.964512  to     22.677114      159,748,073  0.30%    to   2.75%     0.01%    to   0.01%
    2012        14,905,524    16.631719  to     16.756013      153,667,930  0.30%    to   2.75%       --     to     --
    2011        17,698,164    13.248092  to     13.475723      145,631,808  0.30%    to   2.75%       --     to     --
    2010        19,066,148    14.581705  to     15.200544      173,632,250  0.30%    to   2.75%     0.02%    to   0.02%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
TEMPLETON GLOBAL BOND VIP FUND+
    2014       (1.07)%    to     1.39%
    2013       (1.22)%    to     1.23%
    2012       11.85%     to    14.62%
    2011       (3.65)%    to    (1.25)%
    2010       11.19%     to    13.94%

HARTFORD BALANCED HLS FUND
    2014        6.87%     to     8.97%
    2013       17.96%     to    20.28%
    2012        9.04%     to    11.19%
    2011       (0.86)%    to     1.09%
    2010        9.15%     to    11.30%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014        3.02%     to     5.57%
    2013       (4.04)%    to    (1.66)%
    2012        4.62%     to     7.21%
    2011        4.09%     to     6.67%
    2010        4.60%     to     7.19%

HARTFORD CAPITAL APPRECIATION HLS FUND
    2014        4.40%     to     6.99%
    2013       35.31%     to    38.66%
    2012       15.13%     to    17.98%
    2011      (13.81)%    to   (11.67)%
    2010       13.34%     to    16.15%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014        9.90%     to    12.62%
    2013       28.35%     to    31.53%
    2012       10.51%     to    13.25%
    2011       (1.43)%    to     1.01%
    2010       10.14%     to    12.87%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014        3.94%     to     8.96%
    2013       32.67%     to    35.62%
    2012       20.12%     to    22.79%
    2011      (16.18)%    to   (14.32)%
    2010       11.21%     to    13.68%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014       13.03%     to    15.83%
    2013       32.14%     to    35.41%
    2012       14.43%     to    17.27%
    2011       (1.59)%    to     0.85%
    2010       10.95%     to    13.70%

HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014       11.05%     to    13.80%
    2013       32.06%     to    35.34%
    2012       23.42%     to    26.48%
    2011      (11.35)%    to    (9.15)%
    2010       14.38%     to    17.21%


--------------------------------------------------------------------------------
                                   SA-141

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
HARTFORD HIGH YIELD HLS FUND
    2014         2,411,993  $ 18.462129  to   $ 20.101003  $    38,582,200  0.30%    to   2.75%     6.58%    to   9.09%
    2013         3,095,589    18.052194  to     20.142133       48,924,260  0.30%    to   2.75%     7.19%    to   8.49%
    2012         4,296,512    17.012470  to     19.452754       64,834,987  0.30%    to   2.75%     9.90%    to   9.91%
    2011         4,217,909    14.927279  to     17.491587       56,995,080  0.30%    to   2.75%     5.90%    to   6.73%
    2010         4,543,023    14.300738  to     17.173016       59,908,443  0.30%    to   2.75%     0.61%    to   0.65%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014         3,886,054    16.736370  to     16.830703       42,778,575  0.30%    to   2.75%       --     to   2.15%
    2013         4,717,147    17.561624  to     17.896543       54,368,079  0.30%    to   2.75%     2.10%    to   2.94%
    2012         3,673,476    14.390206  to     15.133826       35,411,519  0.50%    to   2.75%     1.95%    to   1.95%
    2011         3,831,367    12.032333  to     12.941874       30,784,421  0.50%    to   2.75%     0.05%    to   0.05%
    2010         3,611,734    14.098886  to     15.463917       33,954,453  0.30%    to   2.75%     1.26%    to   1.40%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014           423,478    16.913383  to     27.034635        7,167,689  0.85%    to   2.70%     0.84%    to   1.49%
    2013           532,429    16.210977  to     26.328652        8,835,165  0.85%    to   2.75%     0.70%    to   1.35%
    2012           891,826    11.889440  to     19.680033       10,617,696  0.85%    to   2.75%     0.59%    to   0.60%
    2011           923,031    10.348355  to     17.457586        9,734,637  0.85%    to   2.75%       --     to     --
    2010         1,077,510    10.556605  to     18.151035       11,609,911  0.85%    to   2.75%     0.66%    to   0.70%

HARTFORD ULTRASHORT BOND HLS FUND
    2014       201,242,987     8.449044  to      9.863416      245,915,008  0.30%    to   2.80%       --     to     --
    2013       284,272,584     8.680299  to      9.902898      359,160,633  0.30%    to   2.80%       --     to     --
    2012       443,476,326     8.926799  to      9.899871      572,265,112  0.30%    to   2.80%       --     to     --
    2011       565,451,189     9.194513  to      9.929569      712,778,718  0.30%    to   2.75%       --     to     --
    2010       582,366,378     9.450894  to      9.959449      732,606,534  0.30%    to   2.75%       --     to     --

HARTFORD SMALL COMPANY HLS FUND
    2014           899,570    24.571503  to     25.632868       15,918,053  0.50%    to   2.75%       --     to     --
    2013         1,310,809    23.588625  to     24.277572       21,697,890  0.30%    to   2.75%     0.08%    to   0.09%
    2012         1,013,835    16.747977  to     16.793087       11,686,999  0.50%    to   2.75%       --     to     --
    2011         1,262,380    14.555495  to     14.926697       12,786,646  0.50%    to   2.75%       --     to     --
    2010         1,312,705    15.137320  to     15.877007       13,714,248  0.50%    to   2.75%       --     to     --

HARTFORD SMALLCAP GROWTH HLS FUND
    2014           386,127    22.255139  to     30.456529        8,426,751  0.85%    to   2.75%     0.04%    to   0.07%
    2013           558,459    21.207706  to     29.579870       11,759,718  0.85%    to   2.75%       --     to   0.41%
    2012           771,308    14.763938  to     21.029882       11,152,557  0.85%    to   2.70%       --     to     --
    2011           837,023    12.683496  to     18.403649       10,498,003  0.85%    to   2.70%       --     to     --
    2010           647,265    12.612474  to     18.642624        8,170,081  0.85%    to   2.70%       --     to     --

HARTFORD STOCK HLS FUND
    2014           135,218    16.270343  to     23.767583        2,184,736  0.75%    to   2.70%     1.92%    to   4.56%
    2013           162,836    14.727613  to     21.937608        2,376,059  0.75%    to   2.70%     1.98%    to   2.02%
    2012           426,435    11.220310  to     17.042120        4,631,725  0.75%    to   2.70%     2.17%    to   2.59%
    2011           183,357     9.883129  to     15.306610        1,791,488  0.75%    to   2.70%     0.52%    to   1.41%
    2010           215,623    10.067692  to     15.899777        2,195,988  0.75%    to   2.70%     1.21%    to   1.22%

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014         1,996,216    10.024703  to     11.403055       20,624,542  0.50%    to   2.75%     2.05%    to   2.24%
    2013         2,543,568    10.022108  to     11.146482       25,954,659  0.50%    to   2.75%     2.06%    to   2.38%
    2012         4,988,331    10.477812  to     11.474120       52,540,398  0.30%    to   2.75%     0.96%    to   1.87%
    2011         5,105,764    10.386061  to     11.098416       52,660,139  0.30%    to   2.75%     0.16%    to   2.49%
    2010         4,807,088    10.179357  to     10.582456       47,999,084  0.50%    to   2.75%     4.55%    to   5.94%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
HARTFORD HIGH YIELD HLS FUND
    2014       (0.20)%    to     2.27%
    2013        3.54%     to     6.11%
    2012       11.21%     to    13.97%
    2011        1.86%     to     4.38%
    2010       13.00%     to    15.80%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014       (6.48)%    to    (4.16)%
    2013       18.26%     to    21.19%
    2012       16.94%     to    19.60%
    2011      (16.31)%    to   (14.40)%
    2010       11.39%     to    14.14%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014        2.42%     to     4.33%
    2013       33.78%     to    36.35%
    2012       12.73%     to    14.89%
    2011       (3.82)%    to    (1.97)%
    2010       22.42%     to    24.77%

HARTFORD ULTRASHORT BOND HLS FUND
    2014       (2.66)%    to    (0.40)%
    2013       (2.76)%    to    (0.40)%
    2012       (2.76)%    to    (0.30)%
    2011       (2.71)%    to    (0.30)%
    2010       (2.71)%    to    (0.30)%

HARTFORD SMALL COMPANY HLS FUND
    2014        4.17%     to     6.54%
    2013       40.47%     to    43.95%
    2012       12.50%     to    15.06%
    2011       (5.99)%    to    (3.84)%
    2010       20.77%     to    23.51%

HARTFORD SMALLCAP GROWTH HLS FUND
    2014        2.96%     to     4.94%
    2013       40.94%     to    43.65%
    2012       14.27%     to    16.40%
    2011       (1.28)%    to     0.56%
    2010       32.93%     to    35.40%

HARTFORD STOCK HLS FUND
    2014        8.34%     to    10.48%
    2013       28.73%     to    31.26%
    2012       11.34%     to    13.53%
    2011       (3.73)%    to    (1.83)%
    2010       11.75%     to    13.94%

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014        0.03%     to     2.30%
    2013       (4.35)%    to    (2.17)%
    2012        0.88%     to     3.39%
    2011        2.03%     to     4.56%
    2010        0.98%     to     3.28%


--------------------------------------------------------------------------------
                                   SA-142

--------------------------------------------------------------------------------


                                                                                                         INVESTMENT
                                        UNIT                                        EXPENSE                INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ----------------------
HARTFORD VALUE HLS FUND
    2014         1,225,238  $ 21.064438  to   $ 22.771698  $    19,906,746  0.50%    to   2.70%     1.47%    to    1.50%
    2013         1,559,325    19.382840  to     20.550139       22,957,524  0.50%    to   2.75%     0.72%    to    1.39%
    2012         2,264,762    15.099867  to     15.653317       25,410,694  0.50%    to   2.75%     2.15%    to    2.92%
    2011         2,331,846    13.267078  to     13.447480       22,608,700  0.50%    to   2.75%     0.81%    to    2.69%
    2010         2,366,692    13.784560  to     13.909418       23,642,146  0.50%    to   2.75%     1.19%    to    1.78%

LORD ABBETT FUNDAMENTAL EQUITY FUND
    2014           829,970    16.328531  to     19.603342       14,338,556  0.30%    to   1.50%     0.39%    to    0.41%
    2013           916,947    15.470435  to     18.351660       14,954,661  0.30%    to   1.50%     0.22%    to    0.25%
    2012           817,096    11.567545  to     13.558492        9,862,728  0.30%    to   1.50%     0.56%    to    0.57%
    2011           292,794    10.618667  to     12.297888        3,236,300  0.30%    to   1.50%     0.26%    to    0.45%
    2010            24,036    11.285819  to     12.880117          307,418  0.50%    to   1.50%     0.26%    to    0.67%

LORD ABBETT CALIBRATED DIVIDEND GROWTH FUND
    2014           920,900    15.338077  to     17.108718       15,224,523  0.85%    to   2.45%     1.61%    to    1.76%
    2013         1,206,059    14.091974  to     15.469389       18,126,146  0.85%    to   2.45%     1.26%    to    1.50%
    2012         1,241,870    12.195606  to     14.912990       14,815,093  0.85%    to   2.70%     2.89%    to    3.07%
    2011         1,442,556    10.937377  to     13.624033       15,527,711  0.85%    to   2.70%     2.61%    to    2.78%
    2010         1,274,552    11.009334  to     13.969711       13,926,504  0.85%    to   2.70%     2.93%    to    2.98%

LORD ABBETT BOND DEBENTURE FUND
    2014         2,959,499    15.961104  to     17.808571       45,468,923  0.30%    to   2.75%     3.54%    to    4.35%
    2013         3,699,709    15.342188  to     17.542552       55,209,422  0.30%    to   2.75%     4.15%    to    4.39%
    2012         5,647,239    14.225698  to     16.669209       78,821,659  0.30%    to   2.75%     5.68%    to    5.97%
    2011         6,171,792    12.679270  to     15.225477       77,751,139  0.30%    to   2.75%     5.54%    to    6.65%
    2010         6,412,890    12.150902  to     14.992803       78,583,689  0.50%    to   2.75%     5.59%    to   16.58%

LORD ABBETT GROWTH AND INCOME FUND
    2014           692,897    18.483270  to     18.906066        9,796,907  0.50%    to   2.70%     0.53%    to    0.67%
    2013           855,047    17.255404  to     18.042659       11,416,004  0.50%    to   2.70%     0.46%    to    0.61%
    2012         1,314,729    12.760933  to     13.639447       12,865,735  0.50%    to   2.70%     1.00%    to    1.03%
    2011         1,442,473    11.441826  to     12.501447       12,721,930  0.50%    to   2.70%     0.73%    to    1.02%
    2010         1,616,492    12.243627  to     13.675170       15,315,744  0.50%    to   2.70%     0.58%    to    1.16%

MFS CORE EQUITY SERIES
    2014         1,447,548    17.414646  to     23.424272       19,400,835  0.95%    to   2.80%     0.76%    to    0.77%
    2013         1,661,598    15.804619  to     21.655570       20,424,438  0.95%    to   2.80%     1.00%    to    1.09%
    2012         1,883,951    11.853744  to     16.545102       17,577,045  0.95%    to   2.80%     0.75%    to    0.77%
    2011         2,231,507    10.296034  to     14.639099       18,202,605  0.95%    to   2.80%     0.90%    to    0.96%
    2010         2,570,830    10.501399  to     15.210128       21,628,420  0.95%    to   2.80%     1.06%    to    1.06%

MFS GROWTH SERIES
    2014        11,391,500    23.642338  to     23.903523      152,064,452  0.50%    to   2.80%       --     to    0.10%
    2013        14,207,698    22.303628  to     22.317418      178,720,894  0.30%    to   2.80%       --     to    0.24%
    2012         7,556,745    16.275030  to     16.770507       69,703,082  0.50%    to   2.80%       --     to      --
    2011         7,520,375    14.041207  to     14.692034       59,135,987  0.30%    to   2.80%     0.02%    to    0.19%
    2010         6,939,287    14.119829  to     15.158747       56,875,907  0.50%    to   2.80%       --     to      --

MFS GLOBAL EQUITY SERIES
    2014         1,054,058    20.787805  to     26.012901       22,414,530  0.85%    to   2.80%     0.69%    to    0.73%
    2013         1,299,109    20.633337  to     25.256535       27,230,932  0.85%    to   2.75%     1.03%    to    1.07%
    2012         1,390,050    16.593040  to     19.929000       23,218,072  0.85%    to   2.75%     1.13%    to    1.15%
    2011         1,476,698    13.828035  to     16.295758       20,438,283  0.85%    to   2.75%     0.84%    to    0.90%
    2010         1,596,101    14.856419  to     17.177739       23,611,747  0.85%    to   2.75%     0.93%    to    1.05%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
HARTFORD VALUE HLS FUND
    2014        8.40%     to   10.81%
    2013       28.36%     to   31.28%
    2012       13.81%     to   16.40%
    2011       (4.62)%    to   (2.45)%
    2010       11.56%     to   14.10%

LORD ABBETT FUNDAMENTAL EQUITY FUND
    2014        5.55%     to    6.82%
    2013       33.74%     to   35.35%
    2012        8.94%     to   10.25%
    2011       (5.91)%    to   (4.78)%
    2010       12.86%     to   18.43%

LORD ABBETT CALIBRATED DIVIDEND GROWTH FUND
    2014        8.84%     to   10.60%
    2013       24.83%     to   26.84%
    2012        9.46%     to   11.50%
    2011       (2.47)%    to   (0.65)%
    2010       11.71%     to   13.80%

LORD ABBETT BOND DEBENTURE FUND
    2014        1.52%     to    4.03%
    2013        5.24%     to    7.85%
    2012        9.48%     to   12.20%
    2011        1.55%     to    4.07%
    2010        9.27%     to   11.75%

LORD ABBETT GROWTH AND INCOME FUND
    2014        4.79%     to    7.12%
    2013       32.28%     to   35.22%
    2012        9.10%     to   11.53%
    2011       (8.58)%    to   (6.55)%
    2010       14.29%     to   16.83%

MFS CORE EQUITY SERIES
    2014        8.17%     to   10.19%
    2013       30.89%     to   33.33%
    2012       13.02%     to   15.13%
    2011       (3.75)%    to   (1.96)%
    2010       13.98%     to   16.11%

MFS GROWTH SERIES
    2014        5.94%     to    8.14%
    2013       33.08%     to   36.09%
    2012       14.15%     to   16.49%
    2011       (3.08)%    to   (0.86)%
    2010       12.16%     to   14.45%

MFS GLOBAL EQUITY SERIES
    2014        1.01%     to    2.99%
    2013       24.35%     to   26.73%
    2012       20.00%     to   22.30%
    2011       (6.92)%    to   (5.13)%
    2010        9.31%     to   11.41%


--------------------------------------------------------------------------------
                                   SA-143

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
MFS INVESTORS GROWTH STOCK SERIES
    2014         2,980,603  $ 15.766579  to   $ 22.931919  $    36,649,335  0.85%    to   2.80%     0.52%    to   0.54%
    2013         3,644,176    14.267226  to     21.213693       41,144,906  0.85%    to   2.75%     0.66%    to   0.85%
    2012         5,085,899    11.043655  to     16.735353       44,592,357  0.85%    to   2.75%     0.23%    to   0.41%
    2011         6,533,957     9.521792  to     14.705781       49,603,781  0.85%    to   2.75%     0.52%    to   0.56%
    2010         6,590,384     9.547958  to     15.029221       51,361,525  0.85%    to   2.75%     0.39%    to   0.44%

MFS INVESTORS TRUST SERIES
    2014        11,987,858    20.810395  to     22.101507      178,823,281  0.50%    to   2.80%     0.81%    to   1.14%
    2013        15,608,746    19.279366  to     20.063384      213,740,356  0.50%    to   2.80%     1.00%    to   1.73%
    2012        24,614,520    15.014115  to     15.306120      262,242,753  0.50%    to   2.80%     0.72%    to   0.89%
    2011        31,298,902    12.944985  to     12.955093      284,383,098  0.50%    to   2.80%     0.88%    to   0.93%
    2010        37,673,459    13.332258  to     13.620354      355,461,213  0.50%    to   2.80%     0.75%    to   0.75%

MFS MID CAP GROWTH SERIES
    2014         6,283,614     9.670650  to     26.003493       53,878,020  0.70%    to   2.80%       --     to     --
    2013         7,587,420     8.945794  to     24.564919       60,765,890  0.70%    to   2.80%       --     to     --
    2012         9,730,483     6.541223  to     18.342938       57,492,580  0.70%    to   2.80%       --     to     --
    2011        12,380,003     5.653302  to     16.189354       63,849,051  0.70%    to   2.80%       --     to     --
    2010        19,574,443     6.057099  to     17.714186      108,442,576  0.70%    to   2.80%       --     to     --

MFS NEW DISCOVERY SERIES
    2014         6,101,489    13.784625  to     29.543884      115,937,160  0.30%    to   2.80%       --     to     --
    2013         8,386,327    14.946075  to     32.761080      174,807,224  0.30%    to   2.80%       --     to     --
    2012        12,139,969    10.574906  to     23.806222      184,837,534  0.50%    to   2.80%       --     to     --
    2011        16,387,868     8.790789  to     20.195587      209,863,266  0.50%    to   2.80%       --     to     --
    2010        19,232,141    20.562993  to     23.146322      280,246,841  0.85%    to   2.80%       --     to     --

MFS TOTAL RETURN SERIES
    2014        29,349,919    16.512607  to     17.662229      529,209,414  0.30%    to   2.80%       --     to   1.87%
    2013        36,646,233    15.651313  to     16.367266      621,611,838  0.30%    to   2.80%     1.66%    to   1.86%
    2012        55,304,855    13.520426  to     13.825762      810,351,102  0.30%    to   2.80%     0.29%    to   2.72%
    2011        66,853,907    12.497472  to     12.500488      898,521,008  0.30%    to   2.80%     0.31%    to   2.70%
    2010        78,533,199    12.342474  to     12.628741    1,058,091,469  0.30%    to   2.80%     1.88%    to   1.88%

MFS VALUE SERIES
    2014        15,543,246    20.899410  to     22.244720      324,071,207  0.30%    to   2.80%     1.30%    to   1.62%
    2013        20,712,600    19.448755  to     20.246014      395,887,084  0.30%    to   2.80%     1.42%    to   1.56%
    2012        23,342,471    14.718539  to     14.976078      332,978,778  0.30%    to   2.80%     1.29%    to   1.58%
    2011        27,180,453    12.962336  to     13.019258      342,014,550  0.30%    to   2.80%     1.31%    to   1.70%
    2010        29,241,531    13.062233  to     13.429849      378,973,808  0.30%    to   2.80%       --     to     --

MFS RESEARCH BOND SERIES
    2014        49,619,046    13.024355  to     13.538877      671,404,628  0.30%    to   2.80%     2.83%    to   2.84%
    2013        63,104,890    12.654375  to     12.857122      819,089,472  0.30%    to   2.80%     1.26%    to   1.66%
    2012        27,648,766    13.064074  to     13.149603      364,024,045  0.30%    to   2.80%     2.75%    to   2.94%
    2011        26,935,470    12.239764  to     12.596936      336,634,052  0.30%    to   2.80%     2.00%    to   2.69%
    2010        27,873,087    11.529682  to     12.135843      332,807,085  0.30%    to   2.80%       --     to     --

MFS RESEARCH INTERNATIONAL SERIES
    2014         1,698,947    15.186823  to     15.213422       23,498,271  0.85%    to   2.80%     1.42%    to   1.82%
    2013         1,836,281    16.447145  to     16.800604       27,807,527  0.85%    to   2.80%     1.96%    to   2.59%
    2012         3,231,626    13.944898  to     14.524906       42,082,713  0.85%    to   2.80%     2.37%    to   2.43%
    2011         3,938,506    12.051524  to     12.799862       44,693,626  0.85%    to   2.80%     1.94%    to   1.96%
    2010         4,278,033    13.637966  to     14.770591       55,389,560  0.85%    to   2.80%     1.61%    to   1.61%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
MFS INVESTORS GROWTH STOCK SERIES
    2014        8.38%     to    10.51%
    2013       26.76%     to    29.19%
    2012       13.80%     to    15.98%
    2011       (2.15)%    to    (0.27)%
    2010        9.43%     to    11.52%

MFS INVESTORS TRUST SERIES
    2014        7.94%     to    10.16%
    2013       28.41%     to    31.08%
    2012       15.89%     to    18.24%
    2011       (4.88)%    to    (2.90)%
    2010        8.03%     to    10.33%

MFS MID CAP GROWTH SERIES
    2014        5.86%     to     8.10%
    2013       33.92%     to    36.76%
    2012       13.30%     to    15.71%
    2011       (8.61)%    to    (6.67)%
    2010       26.08%     to    28.75%

MFS NEW DISCOVERY SERIES
    2014       (9.82)%    to    (7.77)%
    2013       37.62%     to    40.79%
    2012       17.88%     to    20.30%
    2011      (12.75)%    to   (12.09)%
    2010       32.58%     to    35.19%

MFS TOTAL RETURN SERIES
    2014        5.50%     to     7.91%
    2013       15.76%     to    18.38%
    2012        8.19%     to    10.60%
    2011       (1.04)%    to     1.28%
    2010        6.90%     to     9.30%

MFS VALUE SERIES
    2014        7.46%     to     9.87%
    2013       32.14%     to    35.19%
    2012       13.05%     to    15.54%
    2011       (3.06)%    to    (0.76)%
    2010        8.46%     to    10.88%

MFS RESEARCH BOND SERIES
    2014        2.92%     to     5.30%
    2013       (3.77)%    to    (1.58)%
    2012        4.39%     to     6.73%
    2011        3.80%     to     6.16%
    2010        4.50%     to     6.88%

MFS RESEARCH INTERNATIONAL SERIES
    2014       (9.45)%    to    (7.66)%
    2013       15.67%     to    17.94%
    2012       13.48%     to    15.71%
    2011      (13.34)%    to   (11.63)%
    2010        7.75%     to     9.87%


--------------------------------------------------------------------------------
                                   SA-144

--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
MFS RESEARCH SERIES
    2014         1,450,301  $ 20.327821  to   $ 22.261565  $    27,188,206  0.85%    to   2.80%     0.79%    to   0.81%
    2013         1,683,027    18.603416  to     20.774295       29,265,106  0.85%    to   2.80%     0.25%    to   0.32%
    2012         2,615,544    14.183107  to     16.149826       35,445,464  0.85%    to   2.80%     0.77%    to   0.79%
    2011         2,844,748    12.197402  to     14.162098       33,533,133  0.85%    to   2.80%     0.83%    to   0.90%
    2010         2,932,762    12.357294  to     14.630500       35,280,469  0.85%    to   2.80%     0.92%    to   0.92%

MFS HIGH YIELD PORTFOLIO
    2014        11,022,122    10.418731  to     10.730506      116,451,812  0.85%    to   2.80%     4.36%    to   5.36%
    2013        15,078,674    10.422041  to     10.526650      157,908,538  0.85%    to   2.80%     2.50%    to   2.72%

BLACKROCK GLOBAL ALLOCATION V.I. FUND
    2014           409,520    11.549686  to     12.105308        4,807,811  0.30%    to   1.50%     1.63%    to   2.25%
    2013           419,306    11.501993  to     11.911502        4,878,497  0.30%    to   1.50%     1.03%    to   1.10%
    2012           246,475    10.204702  to     10.441994        2,536,238  0.30%    to   1.50%     0.09%    to   0.99%
    2011            62,053     9.419996  to      9.506683          586,773  0.50%    to   1.50%     3.26%    to   6.18%

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND
    2014            20,621    14.421304  to     17.078460          340,805  1.40%    to   2.45%     1.08%    to   1.16%
    2013            23,118    15.258286  to     18.260509          398,006  1.40%    to   2.45%     0.34%    to   0.37%
    2012            25,413    11.923223  to     13.781237          344,956  1.40%    to   2.35%     0.85%    to   0.92%
    2011            36,835    10.549517  to     12.309800          448,267  1.40%    to   2.35%     0.95%    to   0.96%
    2010            53,725    12.211586  to     14.385458          758,435  1.40%    to   2.35%     3.10%    to   3.11%

BLACKROCK LARGE CAP GROWTH V.I. FUND
    2014            52,098    15.226766  to     23.616209          847,994  1.40%    to   2.60%     0.56%    to   0.61%
    2013            64,446    13.525591  to     21.230957          942,228  1.40%    to   2.60%     0.72%    to   0.81%
    2012            88,149    10.242183  to     16.270969          981,387  1.40%    to   2.60%     0.95%    to   1.39%
    2011           117,398     9.014259  to     10.039407        1,147,597  1.40%    to   2.40%     0.63%    to   0.78%
    2010           126,306     8.922495  to     10.037166        1,249,603  1.40%    to   2.40%     1.14%    to   1.63%

BLACKROCK EQUITY DIVIDEND V.I. FUND
    2014           679,670    14.793529  to     15.505077       10,261,129  0.30%    to   1.50%     1.52%    to   1.64%
    2013           768,832    13.768822  to     14.258946       10,732,962  0.30%    to   1.50%     1.72%    to   1.97%
    2012           711,362    11.260778  to     11.478547        8,067,470  0.50%    to   1.50%     2.03%    to   2.29%
    2011           168,708    10.215239  to     10.309221        1,728,069  0.50%    to   1.50%     2.00%    to   2.29%

UIF CORE PLUS FIXED INCOME PORTFOLIO
    2014            80,658    10.525379  to     10.710012          859,890  1.35%    to   2.50%     2.83%    to   2.98%
    2013            97,592    10.032769  to     10.092052          983,095  1.35%    to   2.50%       --     to     --

UIF GROWTH PORTFOLIO
    2014           200,188    13.484988  to     13.721383        2,732,375  1.35%    to   2.50%       --     to     --
    2013           255,664    13.016247  to     13.109696        3,346,277  1.35%    to   2.75%       --     to     --

UIF MID CAP GROWTH PORTFOLIO
    2014           882,595    16.478001  to     25.578603       14,440,819  0.75%    to   2.75%       --     to     --
    2013         1,071,141    16.301895  to     25.816450       17,333,856  0.75%    to   2.75%     0.24%    to   0.35%
    2012         1,898,727    11.946499  to     19.300529       22,232,072  0.75%    to   2.75%       --     to     --
    2011         2,412,191    11.094492  to     18.285948       26,367,296  0.75%    to   2.75%     0.23%    to   0.26%
    2010         2,511,545    12.042001  to     20.248660       29,986,902  0.75%    to   2.75%       --     to     --

INVESCO V.I. AMERICAN VALUE FUND
    2014           713,051    17.729300  to     26.419904       12,854,092  0.85%    to   2.70%     0.18%    to   0.22%
    2013           851,094    16.332597  to     24.729846       14,215,747  0.85%    to   2.75%     0.52%    to   0.75%
    2012         1,263,737    12.298679  to     19.017410       15,637,431  0.85%    to   2.70%     0.62%    to   0.64%
    2011         1,492,590    10.594517  to     16.687980       16,021,119  0.85%    to   2.70%     0.59%    to   0.61%
    2010         1,564,972    10.597346  to     17.004157       16,937,461  0.85%    to   2.70%     0.83%    to   0.86%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
MFS RESEARCH SERIES
    2014        7.16%     to     9.27%
    2013       28.63%     to    31.17%
    2012       14.04%     to    16.28%
    2011       (3.20)%    to    (1.29)%
    2010       12.70%     to    14.92%

MFS HIGH YIELD PORTFOLIO
    2014       (0.03)%    to     1.94%
    2013        4.22%     to     5.27%

BLACKROCK GLOBAL ALLOCATION V.I. FUND
    2014        0.41%     to     1.63%
    2013       12.71%     to    14.07%
    2012        8.33%     to     9.64%
    2011       (5.80)%    to    (4.93)%

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND
    2014       (6.47)%    to    (5.49)%
    2013       26.64%     to    27.97%
    2012       11.95%     to    13.02%
    2011      (14.43)%    to   (13.61)%
    2010        8.65%     to     9.68%

BLACKROCK LARGE CAP GROWTH V.I. FUND
    2014       11.23%     to    12.58%
    2013       30.48%     to    32.06%
    2012       12.27%     to    13.62%
    2011        0.02%     to     1.03%
    2010       12.75%     to    13.88%

BLACKROCK EQUITY DIVIDEND V.I. FUND
    2014        7.44%     to     8.74%
    2013       22.27%     to    23.75%
    2012       10.24%     to    11.34%
    2011        2.15%     to     3.09%

UIF CORE PLUS FIXED INCOME PORTFOLIO
    2014        4.91%     to     6.12%
    2013        0.33%     to     0.92%

UIF GROWTH PORTFOLIO
    2014        3.47%     to     4.67%
    2013       30.16%     to    31.10%

UIF MID CAP GROWTH PORTFOLIO
    2014       (0.92)%    to     1.08%
    2013       33.76%     to    36.46%
    2012        5.55%     to     7.68%
    2011       (9.69)%    to    (7.87)%
    2010       28.68%     to    31.28%

INVESCO V.I. AMERICAN VALUE FUND
    2014        6.56%     to     8.55%
    2013       30.30%     to    32.80%
    2012       13.96%     to    16.09%
    2011       (1.86)%    to    (0.03)%
    2010       18.93%     to    21.15%


--------------------------------------------------------------------------------
                                   SA-145

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                         INVESTMENT
                                        UNIT                                        EXPENSE                INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ----------------------
MORGAN STANLEY MID CAP GROWTH PORTFOLIO
    2014            38,397  $ 15.929315  to   $ 26.130248  $       594,425  1.35%    to   2.45%       --     to      --
    2013            45,658    14.607207  to     16.020231          709,839  1.35%    to   2.20%     0.06%    to    0.06%
    2012            55,282    10.870781  to     11.821534          635,992  1.35%    to   2.20%       --     to      --
    2011            80,188    10.110543  to     11.070503          863,063  1.35%    to   2.50%       --     to    0.15%
    2010            71,985    11.168445  to     12.088848          846,622  1.35%    to   2.50%       --     to      --

BLACKROCK CAPITAL APPRECIATION V.I. FUND
    2014           608,729    13.937768  to     14.494328        8,724,719  0.50%    to   1.50%       --     to      --
    2013           705,102    13.033462  to     13.419051        9,392,354  0.50%    to   1.50%       --     to      --
    2012           709,926     9.918146  to     10.110023        7,187,104  0.50%    to   1.50%     0.63%    to    0.70%
    2011           167,853     8.865043  to      8.946664        1,520,195  0.50%    to   1.50%     0.68%    to    1.13%

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
    2014           164,652    15.168776  to     22.895896        2,512,094  0.85%    to   2.75%     0.21%    to    0.26%
    2013           170,022    13.288083  to     20.441751        2,252,777  0.85%    to   2.75%     0.75%    to    0.88%
    2012           242,428    10.354264  to     16.233549        2,491,089  0.85%    to   2.75%     0.40%    to    0.48%
    2011           286,259     9.175765  to     14.661738        2,625,631  0.85%    to   2.75%     0.11%    to    0.12%
    2010           298,124     9.383033  to     15.280537        2,800,542  0.85%    to   2.75%       --     to      --

OPPENHEIMER GLOBAL FUND/VA
    2014         1,117,461    14.429674  to     20.867763       15,859,465  0.85%    to   2.75%     0.86%    to    1.16%
    2013         1,371,599    14.259651  to     21.017468       19,317,277  0.85%    to   2.75%     1.13%    to    1.31%
    2012         2,458,427    11.379499  to     17.011297       27,307,890  0.75%    to   2.75%     1.92%    to    2.53%
    2011         3,043,406     9.479173  to     14.456531       28,503,955  0.75%    to   2.75%     1.06%    to    1.06%
    2010         3,102,854    10.440769  to     16.244864       32,002,764  0.75%    to   2.75%     1.22%    to    1.24%

OPPENHEIMER MAIN STREET FUND/VA
    2014           234,265    16.106807  to     22.052784        3,696,874  0.85%    to   2.75%     0.48%    to    0.58%
    2013           262,453    14.713944  to     20.532026        3,800,498  0.85%    to   2.75%     0.84%    to    0.87%
    2012           334,198    11.290049  to     16.056067        3,725,587  0.85%    to   2.75%     0.66%    to    0.76%
    2011           347,115     9.764597  to     14.152904        3,355,752  0.85%    to   2.75%     0.59%    to    0.65%
    2010           256,255     9.879026  to     14.593482        2,537,014  0.85%    to   2.75%     0.67%    to    0.89%

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
    2014         1,144,477    19.732756  to     27.806365       22,197,302  0.75%    to   2.75%     0.56%    to    0.62%
    2013         1,475,043    17.806066  to     25.598128       25,782,479  0.75%    to   2.75%     0.68%    to    1.03%
    2012         2,228,053    12.757530  to     18.710163       27,876,674  0.75%    to   2.75%     0.33%    to    0.33%
    2011         2,658,375    10.923371  to     16.343630       28,677,185  0.75%    to   2.75%     0.39%    to    0.40%
    2010         2,939,236    11.274242  to     17.209473       32,956,942  0.75%    to   2.75%     0.36%    to    0.42%

OPPENHEIMER EQUITY INCOME FUND
    2014           244,000    14.321652  to     20.229882        3,466,094  0.85%    to   2.75%     1.48%    to    1.51%
    2013           285,975    13.044475  to     18.827018        3,689,507  0.85%    to   2.70%     1.13%    to    1.19%
    2012           151,367    10.221740  to     15.028094        1,569,430  0.85%    to   2.70%     1.13%    to    1.13%
    2011           165,954     9.115962  to     13.652516        1,541,212  0.85%    to   2.70%       --     to    0.88%
    2010           143,100     9.199060  to      9.625296        1,389,456  0.85%    to   2.45%     0.89%    to    0.89%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014         4,115,124    13.971545  to     18.091859       55,521,261  0.75%    to   2.75%     7.77%    to   10.24%
    2013         5,112,542    14.028001  to     18.531931       69,534,219  0.75%    to   2.75%     3.03%    to    3.75%
    2012         7,129,432    13.109378  to     17.668133       90,905,102  0.75%    to   2.75%     5.43%    to    5.52%
    2011         7,493,345    11.843122  to     16.283898       87,183,520  0.75%    to   2.75%     9.55%    to    9.62%
    2010         8,774,553    12.322677  to     17.285592      107,300,181  0.75%    to   2.75%    13.81%    to   13.88%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
MORGAN STANLEY MID CAP GROWTH PORTFOLIO
    2014       (1.66)%    to    (0.57)%
    2013       34.37%     to    35.52%
    2012        5.88%     to     6.78%
    2011       (9.47)%    to    (8.42)%
    2010       29.20%     to    30.69%

BLACKROCK CAPITAL APPRECIATION V.I. FUND
    2014        6.94%     to     8.01%
    2013       31.41%     to    32.73%
    2012       11.88%     to    13.00%
    2011      (11.35)%    to   (10.53)%

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
    2014       12.01%     to    14.15%
    2013       25.92%     to    28.33%
    2012       10.72%     to    12.84%
    2011       (4.05)%    to    (2.21)%
    2010        6.18%     to     8.22%

OPPENHEIMER GLOBAL FUND/VA
    2014       (0.71)%    to     1.19%
    2013       23.55%     to    25.92%
    2012       17.67%     to    20.05%
    2011      (11.01)%    to    (9.21)%
    2010       12.56%     to    14.84%

OPPENHEIMER MAIN STREET FUND/VA
    2014        7.41%     to     9.47%
    2013       27.88%     to    30.33%
    2012       13.45%     to    15.62%
    2011       (3.02)%    to    (1.16)%
    2010       12.68%     to    14.85%

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
    2014        8.63%     to    10.82%
    2013       36.81%     to    39.57%
    2012       14.48%     to    16.79%
    2011       (5.03)%    to    (3.11)%
    2010       19.72%     to    22.14%

OPPENHEIMER EQUITY INCOME FUND
    2014        7.73%     to     9.79%
    2013       25.28%     to    27.62%
    2012       10.08%     to    12.13%
    2011       (7.03)%    to    (5.29)%
    2010       12.03%     to    13.83%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014       (2.37)%    to    (0.40)%
    2013        4.89%     to     7.01%
    2012        8.50%     to    10.69%
    2011       (5.79)%    to    (3.89)%
    2010        9.62%     to    11.83%


--------------------------------------------------------------------------------
                                   SA-146

--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014           313,204  $ 14.925369  to   $ 20.857346  $     4,617,068  1.15%    to   2.40%     1.98%    to   2.30%
    2013           370,550    13.797846  to     19.524199        5,048,593  1.15%    to   2.40%     1.82%    to   2.16%
    2012           736,311    10.968758  to     11.908654        8,526,279  0.75%    to   2.45%       --     to   0.73%
    2011           688,977    10.506520  to     15.010968        7,120,025  0.75%    to   2.40%     3.70%    to   4.30%
    2010           727,108    10.630143  to     15.440421        7,642,758  0.75%    to   2.40%     2.06%    to   4.63%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014           107,506     8.571474  to     14.597418          953,508  1.25%    to   2.40%     1.34%    to   1.35%
    2013           114,845     9.589137  to     16.519571        1,150,307  1.25%    to   2.40%     2.74%    to   3.29%
    2012           156,408     8.100248  to     13.845310        1,305,467  0.85%    to   2.40%     2.90%    to   4.98%
    2011           179,940     6.712534  to     11.544659        1,238,367  0.85%    to   2.70%     2.54%    to   2.55%
    2010           175,158     7.851992  to     13.757115        1,414,119  0.85%    to   2.70%     3.38%    to   3.41%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014           130,989     9.681175  to     15.341442        1,243,820  0.75%    to   2.40%     0.76%    to   0.92%
    2013           156,042    10.463205  to     16.856709        1,585,939  0.75%    to   2.40%       --     to   1.75%
    2012           159,185     8.034559  to     13.289604        1,303,847  1.25%    to   2.75%     2.16%    to   2.18%
    2011           183,936     6.673092  to     11.204386        1,250,369  1.25%    to   2.75%     3.20%    to   3.38%
    2010           184,549     8.227517  to     13.865393        1,530,117  0.85%    to   2.75%       --     to     --

PUTNAM VT INVESTORS FUND
    2014            20,939    18.773146  to     24.730592          458,592  0.30%    to   1.50%       --     to   1.25%
    2013             9,920    16.729294  to     21.580184          185,390  0.50%    to   1.50%     1.41%    to   1.46%
    2012             9,099    12.581848  to     16.050711          129,579  0.50%    to   1.45%     1.02%    to   1.29%
    2011             5,241    10.926607  to     13.807398           70,658  0.50%    to   1.45%       --     to   1.15%
    2010             3,795    13.870722  to     13.870722           52,641  0.50%    to   0.50%     0.53%    to   0.53%

PUTNAM VT SMALL CAP VALUE FUND
    2014           141,157    16.968452  to     24.377401        2,305,345  0.75%    to   2.70%     0.46%    to   1.35%
    2013           202,752    16.528583  to     24.213174        3,280,334  0.75%    to   2.70%     0.84%    to   1.03%
    2012           186,810    11.928452  to     17.818061        2,235,027  0.75%    to   2.70%     0.44%    to   0.44%
    2011           273,496    10.229368  to     15.580789        2,799,023  0.75%    to   2.70%     0.42%    to   0.49%
    2010           203,283    10.787046  to     16.801794        2,233,268  0.85%    to   2.70%     0.30%    to   0.30%

PUTNAM VT VOYAGER FUND
    2014           577,823    15.495093  to     22.342034       10,534,687  0.50%    to   1.50%     0.74%    to   0.75%
    2013           622,930    14.335692  to     20.649711       10,533,928  0.30%    to   1.50%       --     to   0.93%
    2012           672,840    10.125015  to     14.310109        7,794,695  0.50%    to   1.50%     0.28%    to   0.30%
    2011           196,402     8.997772  to     12.590426        2,079,361  0.50%    to   1.50%       --     to     --
    2010            34,353    11.118426  to     15.402708          513,917  0.50%    to   1.50%     0.89%    to   0.89%

PUTNAM VT EQUITY INCOME FUND
    2014            90,508    18.657115  to     23.807401        2,034,168  0.50%    to   1.50%     1.58%    to   1.79%
    2013            86,799    16.810753  to     21.237933        1,730,502  0.50%    to   1.50%     1.85%    to   2.12%
    2012            81,472    12.887241  to     16.232605        1,245,921  0.30%    to   1.50%       --     to   2.00%
    2011            68,788    10.965150  to     13.578750          883,394  0.50%    to   1.50%     1.55%    to   2.12%
    2010            36,701    10.921139  to     13.389583          489,319  0.50%    to   1.50%     0.95%    to   0.95%

PIMCO ALL ASSET FUND
    2014           158,736    11.037121  to     11.567924        1,767,709  0.30%    to   1.50%     2.96%    to   4.77%
    2013           180,362    11.153166  to     11.550113        2,028,753  0.30%    to   1.50%     2.74%    to   4.55%
    2012           143,177    11.309358  to     11.572157        1,626,976  0.30%    to   1.50%     4.76%    to   5.18%
    2011            31,189     9.999541  to     10.091449          311,615  0.50%    to   1.50%     4.00%    to   4.64%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014        6.83%     to     8.17%
    2013       16.66%     to    18.13%
    2012       11.44%     to    13.35%
    2011       (2.78)%    to    (1.16)%
    2010       11.97%     to    13.83%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014      (11.64)%    to   (10.61)%
    2013       19.32%     to    20.69%
    2012       18.82%     to    20.67%
    2011      (16.08)%    to   (14.51)%
    2010        4.27%     to     6.22%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014       (8.99)%    to    (7.47)%
    2013       25.04%     to    27.11%
    2012       18.61%     to    20.40%
    2011      (19.19)%    to   (17.97)%
    2010        7.04%     to     9.10%

PUTNAM VT INVESTORS FUND
    2014       12.22%     to    13.57%
    2013       33.11%     to    34.45%
    2012       15.15%     to    16.25%
    2011       (1.40)%    to    (0.46)%
    2010       13.35%     to    13.35%

PUTNAM VT SMALL CAP VALUE FUND
    2014        0.68%     to     2.66%
    2013       35.89%     to    38.56%
    2012       14.36%     to    16.61%
    2011       (7.27)%    to    (5.44)%
    2010       22.63%     to    24.92%

PUTNAM VT VOYAGER FUND
    2014        8.09%     to     9.17%
    2013       41.59%     to    43.29%
    2012       12.53%     to    13.66%
    2011      (19.07)%    to   (18.26)%
    2010       11.18%     to    20.20%

PUTNAM VT EQUITY INCOME FUND
    2014       10.98%     to    12.10%
    2013       30.44%     to    31.75%
    2012       17.53%     to    18.95%
    2011        0.40%     to     1.41%
    2010        9.21%     to    12.05%

PIMCO ALL ASSET FUND
    2014       (1.04)%    to     0.15%
    2013       (1.38)%    to    (0.19)%
    2012       13.10%     to    14.46%
    2011          --      to     0.91%


--------------------------------------------------------------------------------
                                   SA-147

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
PIMCO EQS PATHFINDER FUND
    2014           623,021  $ 11.850853  to   $ 12.323864  $     7,508,439  0.50%    to   1.50%       --     to     --
    2013           676,739    11.922059  to     12.274554        8,157,536  0.50%    to   1.50%     1.93%    to   2.06%
    2012           613,597    10.153212  to     10.349481        6,249,628  0.50%    to   1.50%     0.84%    to   0.94%
    2011           136,466     9.389138  to      9.475458        1,276,923  0.50%    to   1.50%     0.09%    to   0.16%

PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO+
    2014            80,259     9.692213  to     10.079179          781,047  0.50%    to   1.50%     1.37%    to   2.76%
    2013            81,041     9.408609  to      9.686929          764,413  0.50%    to   1.50%     3.15%    to   3.19%
    2012            71,070    10.371089  to     10.571584          737,329  0.50%    to   1.50%     3.35%    to   3.50%
    2011            27,351     9.678566  to      9.767544          264,759  0.50%    to   1.50%       --     to     --

JENNISON 20/20 FOCUS PORTFOLIO
    2014           224,046     2.033035  to     21.432385          559,117  1.70%    to   2.60%       --     to     --
    2013           229,655     1.937982  to     20.615066          544,906  1.70%    to   2.60%       --     to     --
    2012           250,217     1.523865  to     16.356405          459,248  1.70%    to   2.60%       --     to     --
    2011           372,951     1.312477  to      1.401227          512,677  1.70%    to   2.35%       --     to     --
    2010           355,404     1.407108  to      1.492525          523,269  1.70%    to   2.35%       --     to     --

JENNISON PORTFOLIO
    2014            28,559     1.453924  to      1.453924           41,523  2.20%    to   2.20%       --     to     --
    2013            28,559     1.356307  to      1.356307           38,735  2.20%    to   2.20%       --     to     --
    2012            43,669     1.011181  to      1.011181           44,157  2.20%    to   2.20%       --     to     --
    2011            43,669     0.893188  to      0.893188           39,005  2.20%    to   2.20%       --     to     --
    2010           116,634     0.897947  to      0.924809          106,650  2.05%    to   2.40%     0.02%    to   0.02%

PRUDENTIAL VALUE PORTFOLIO
    2014           187,205     1.775157  to     22.210273          378,404  1.70%    to   2.45%       --     to     --
    2013           188,064     1.646523  to     20.755915          355,503  1.70%    to   2.45%       --     to     --
    2012           221,467     1.263664  to     16.049431          315,604  1.70%    to   2.45%     0.55%    to   0.55%
    2011           221,591     1.126140  to     14.410334          284,514  1.70%    to   2.45%       --     to   0.50%
    2010           269,412     1.176590  to      1.217103          325,053  1.70%    to   2.05%     0.33%    to   0.34%

INVESCO V.I. GROWTH AND INCOME FUND
    2014         2,183,245    16.037690  to     20.155093       36,691,354  0.75%    to   2.70%     1.08%    to   1.64%
    2013         2,893,224    14.694090  to     18.782197       44,729,272  0.75%    to   2.75%     1.18%    to   1.23%
    2012         3,837,095    11.014058  to     14.461375       44,591,206  0.85%    to   2.70%     1.28%    to   1.54%
    2011         4,781,804     9.714248  to     12.992792       49,253,592  0.85%    to   2.70%     1.00%    to   1.04%
    2010         5,217,369    10.023866  to     13.657326       55,919,948  0.85%    to   2.70%     0.10%    to   0.10%

INVESCO V.I. COMSTOCK FUND
    2014            90,401    21.711063  to     24.467663        2,128,190  1.35%    to   2.50%     1.02%    to   1.11%
    2013           122,895    20.403590  to     22.731362        2,702,011  1.35%    to   2.50%     1.43%    to   1.46%
    2012           159,504    15.421242  to     16.984478        2,630,889  1.35%    to   2.50%     1.42%    to   1.45%
    2011           192,593    13.295328  to     14.475731        2,715,455  1.35%    to   2.50%     1.34%    to   1.36%
    2010           211,931    13.925507  to     14.988434        3,105,136  1.35%    to   2.50%     0.13%    to   0.14%

INVESCO V.I. AMERICAN FRANCHISE FUND
    2014         3,982,108    14.489106  to     15.600423       59,476,691  0.85%    to   2.80%     0.04%    to   0.04%
    2013         4,468,382    13.740793  to     14.509057       62,824,449  0.85%    to   2.80%     0.38%    to   0.45%
    2012         6,138,699    10.083217  to     10.441741       62,842,077  0.85%    to   2.80%       --     to     --
    2011         3,990,162     9.117538  to      9.259472       36,629,296  0.85%    to   2.80%       --     to     --

INVESCO V.I. MID CAP GROWTH FUND
    2014           762,923    13.685733  to     14.394247       10,699,017  0.75%    to   2.75%       --     to     --
    2013         1,016,535    13.020689  to     13.466679       13,448,655  0.75%    to   2.75%     0.20%    to   0.51%
    2012           840,320     9.767694  to      9.924071        8,268,268  0.85%    to   2.75%       --     to     --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
PIMCO EQS PATHFINDER FUND
    2014       (0.60)%    to    0.40%
    2013       17.42%     to   18.60%
    2012        8.14%     to    9.22%
    2011       (6.11)%    to   (5.25)%

PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO+
    2014        3.01%     to    4.05%
    2013       (9.28)%    to   (8.37)%
    2012        7.16%     to    8.23%
    2011       (3.21)%    to   (2.32)%

JENNISON 20/20 FOCUS PORTFOLIO
    2014        3.96%     to    4.90%
    2013       26.04%     to   27.18%
    2012        7.78%     to    8.75%
    2011       (6.73)%    to   (6.12)%
    2010        4.87%     to    5.55%

JENNISON PORTFOLIO
    2014        7.20%     to    7.20%
    2013       34.13%     to   34.13%
    2012       13.21%     to   13.21%
    2011       (2.26)%    to   (2.26)%
    2010        8.81%     to    9.19%

PRUDENTIAL VALUE PORTFOLIO
    2014        7.01%     to    7.81%
    2013       29.32%     to   30.30%
    2012       11.37%     to   12.21%
    2011       (8.17)%    to   (7.47)%
    2010       11.09%     to   11.48%

INVESCO V.I. GROWTH AND INCOME FUND
    2014        7.04%     to    9.14%
    2013       30.14%     to   32.77%
    2012       11.30%     to   13.38%
    2011       (4.87)%    to   (3.09)%
    2010        9.20%     to   11.24%

INVESCO V.I. COMSTOCK FUND
    2014        6.41%     to    7.64%
    2013       32.31%     to   33.84%
    2012       15.99%     to   17.33%
    2011       (4.53)%    to   (3.42)%
    2010       12.84%     to   14.14%

INVESCO V.I. AMERICAN FRANCHISE FUND
    2014        5.45%     to    7.52%
    2013       36.27%     to   38.95%
    2012       10.59%     to   12.77%
    2011       (8.82)%    to   (7.41)%

INVESCO V.I. MID CAP GROWTH FUND
    2014        5.11%     to    6.89%
    2013       33.30%     to   35.58%
    2012       (2.32)%    to   (0.76)%


--------------------------------------------------------------------------------
                                   SA-148

--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
    2014           306,834  $  1.744947  to   $  2.009342  $       771,323  1.35%    to   2.50%     1.36%    to   1.46%
    2013           392,416     1.515427  to      1.725118          723,530  1.35%    to   2.50%     1.54%    to   1.57%
    2012           509,389     1.298791  to      1.461617          818,108  1.35%    to   2.50%     1.38%    to   1.53%
    2011           728,215     1.178104  to      1.310634          893,823  1.35%    to   2.50%     2.48%    to   2.86%
    2010           895,881     1.134366  to      1.247548        1,058,972  1.35%    to   2.50%     1.73%    to   1.74%

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND
    2014         1,916,800     1.643962  to     12.466860        3,597,468  1.35%    to   2.75%     1.36%    to   1.36%
    2013         2,409,449     1.578072  to     12.135875        4,292,748  1.35%    to   2.75%     1.24%    to   1.24%
    2012         3,279,900     1.639407  to     12.785324        5,451,561  1.35%    to   2.75%     1.44%    to   1.45%
    2011         3,840,214     1.566088  to     12.385714        5,917,870  1.35%    to   2.75%     1.70%    to   2.69%
    2010         4,657,934     1.332467  to      1.465421        6,596,959  1.35%    to   2.50%     3.37%    to   3.42%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014         1,009,928     1.598315  to      1.840450        2,120,817  1.35%    to   2.50%     0.73%    to   0.76%
    2013         1,435,806     1.485583  to      1.691084        2,539,064  1.35%    to   2.50%     0.99%    to   1.01%
    2012         1,933,900     1.168928  to      1.315436        2,477,581  1.35%    to   2.50%     1.35%    to   1.35%
    2011         2,463,930     1.003183  to      1.116024        2,681,276  1.35%    to   2.50%     0.52%    to   0.54%
    2010         3,041,018     1.051224  to      1.156101        3,419,265  1.35%    to   2.50%     0.53%    to   0.79%

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014            56,241    12.260820  to     12.915291          707,492  1.35%    to   2.50%     2.50%    to   2.61%
    2013            80,929    13.282386  to     13.831388        1,099,723  1.35%    to   2.50%     2.12%    to   2.14%
    2012           109,977    11.394184  to     11.729566        1,273,524  1.35%    to   2.50%     1.35%    to   1.37%
    2011           133,369    10.294596  to     10.476517        1,386,842  1.35%    to   2.50%     0.29%    to   0.31%
    2010           155,090    12.120069  to     12.193157        1,886,410  1.35%    to   2.50%       --     to     --

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014           718,265     2.146673  to      2.471908        1,930,732  1.35%    to   2.50%       --     to     --
    2013           939,461     2.243131  to      2.553438        2,534,678  1.35%    to   2.50%       --     to     --
    2012         1,299,692     1.530857  to      1.722746        2,159,489  1.35%    to   2.50%       --     to     --
    2011         1,583,406     1.455057  to      1.618725        2,489,270  1.35%    to   2.50%       --     to     --
    2010         1,949,054     1.563785  to      1.719780        3,274,796  1.35%    to   2.50%       --     to     --

WELLS FARGO ADVANTAGE VT DISCOVERY FUND
    2014            50,650    25.239790  to     28.590111        1,265,555  1.35%    to   2.45%       --     to     --
    2013            73,497    25.492367  to     29.195713        1,875,011  1.35%    to   2.45%     0.01%    to   0.01%
    2012            89,517    17.968169  to     20.805660        1,618,360  1.35%    to   2.45%       --     to     --
    2011           103,948    15.468782  to     18.109556        1,601,116  1.35%    to   2.45%       --     to     --
    2010           121,343    15.612951  to     18.480499        1,890,354  1.35%    to   2.45%       --     to     --

WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014            12,770    16.252650  to     21.545639          220,452  1.35%    to   2.45%     0.28%    to   0.65%
    2013            14,946    15.770519  to     21.137712          229,743  1.35%    to   2.45%     0.69%    to   0.70%
    2012            20,885    13.060130  to     13.929712          279,657  1.35%    to   2.20%     0.81%    to   0.86%
    2011            36,256    11.711416  to     12.385528          436,787  1.35%    to   2.20%     0.67%    to   0.79%
    2010            44,338    12.909634  to     13.537143          587,674  1.35%    to   2.20%     1.48%    to   1.59%

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014            14,061    18.027148  to     19.840186          270,025  1.35%    to   2.35%     0.06%    to   0.09%
    2013            23,226    16.713448  to     18.211399          410,366  1.35%    to   2.35%     0.20%    to   0.20%
    2012            25,577    13.093485  to     14.125238          351,370  1.35%    to   2.35%     0.10%    to   0.10%
    2011            29,014    11.603564  to     12.393407          352,314  1.35%    to   2.35%       --     to   0.14%
    2010            23,563    12.679284  to     13.295704          307,789  1.35%    to   2.20%     0.55%    to   0.55%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
    2014       15.15%     to    16.48%
    2013       16.68%     to    18.03%
    2012       10.24%     to    11.52%
    2011        3.86%     to     5.06%
    2010       10.49%     to    11.77%

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND
    2014        2.73%     to     4.18%
    2013       (5.08)%    to    (3.74)%
    2012        3.23%     to     4.68%
    2011        5.38%     to     6.87%
    2010        4.41%     to     5.62%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014        7.59%     to     8.83%
    2013       27.09%     to    28.56%
    2012       16.52%     to    17.87%
    2011       (4.57)%    to    (3.47)%
    2010       11.02%     to    12.30%

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014       (7.69)%    to    (6.62)%
    2013       16.57%     to    17.92%
    2012       10.68%     to    11.96%
    2011      (15.06)%    to   (14.08)%
    2010       21.20%     to    21.93%

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014       (4.30)%    to    (3.19)%
    2013       46.53%     to    48.22%
    2012        5.21%     to     6.43%
    2011       (6.95)%    to    (5.88)%
    2010       23.64%     to    25.07%

WELLS FARGO ADVANTAGE VT DISCOVERY FUND
    2014       (2.07)%    to    (0.99)%
    2013       40.33%     to    41.88%
    2012       14.89%     to    16.16%
    2011       (2.01)%    to    (0.92)%
    2010       32.26%     to    33.73%

WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014        1.93%     to     3.06%
    2013       11.98%     to    13.21%
    2012       11.52%     to    12.47%
    2011       (9.28)%    to    (8.51)%
    2010       14.70%     to    15.68%

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014        7.86%     to     8.94%
    2013       27.65%     to    28.93%
    2012       12.84%     to    13.97%
    2011       (7.71)%    to    (6.79)%
    2010       21.06%     to    22.10%


--------------------------------------------------------------------------------
                                   SA-149

SEPARATE ACCOUNT SEVEN


  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                        INVESTMENT
                                        UNIT                                        EXPENSE               INCOME
                                     FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  ------------  -----------------------------  ---------------  ---------------------  ---------------------
HIMCO VIT INDEX FUND+
    2014         1,816,005  $ 18.087087  to   $ 23.980581  $    36,158,079  0.30%    to   1.50%       --     to     --

HIMCO VIT PORTFOLIO DIVERSIFIER FUND+
    2014        39,550,929     7.646781  to      7.982319      307,580,794  0.30%    to   1.50%     0.16%    to   0.16%

HIMCO VIT AMERICAN FUNDS ASSET ALLOCATION FUND+
    2014         2,767,988    18.314514  to     19.599713       40,602,132  0.30%    to   2.75%       --     to     --

HIMCO VIT AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND+
    2014         2,407,238    21.505458  to     23.385569       39,271,817  0.30%    to   2.70%       --     to     --

HIMCO VIT AMERICAN FUNDS BOND FUND+
    2014        13,947,816    11.904495  to     12.620909      154,400,485  0.30%    to   2.75%       --     to     --

HIMCO VIT AMERICAN FUNDS GLOBAL BOND FUND+
    2014         1,082,486    11.274306  to     11.791607       11,925,644  0.50%    to   2.70%       --     to     --

HIMCO VIT AMERICAN FUNDS GLOBAL GROWTH AND INCOME FUND+
    2014         2,866,829    19.792626  to     19.927300       37,160,327  0.30%    to   2.70%       --     to     --

HIMCO VIT AMERICAN FUNDS GLOBAL GROWTH FUND+
    2014         1,221,885    19.675954  to     20.784553       17,528,173  0.50%    to   2.70%       --     to     --

HIMCO VIT AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND+
    2014         3,435,995    18.807289  to     21.847319       40,560,163  0.30%    to   2.70%       --     to     --

HIMCO VIT AMERICAN FUNDS GROWTH FUND+
    2014        16,070,401    22.611180  to     22.696589      236,251,625  0.30%    to   2.75%       --     to     --

HIMCO VIT AMERICAN FUNDS GROWTH-INCOME FUND+
    2014         8,967,959    21.389833  to     22.367445      138,122,783  0.30%    to   2.70%       --     to     --

HIMCO VIT AMERICAN FUNDS INTERNATIONAL FUND+
    2014        13,408,879    15.494184  to     16.519328      140,857,233  0.30%    to   2.75%       --     to     --

HIMCO VIT AMERICAN FUNDS NEW WORLD FUND+
    2014         2,050,425    14.796659  to     16.011178       21,600,303  0.30%    to   2.75%       --     to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
HIMCO VIT INDEX FUND+
    2014        4.55%     to     5.04%

HIMCO VIT PORTFOLIO DIVERSIFIER FUND+
    2014       (1.71)%    to    (1.21)%

HIMCO VIT AMERICAN FUNDS ASSET ALLOCATION FUND+
    2014        0.74%     to     1.76%

HIMCO VIT AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND+
    2014        4.60%     to     5.67%

HIMCO VIT AMERICAN FUNDS BOND FUND+
    2014       (0.21)%    to     0.81%

HIMCO VIT AMERICAN FUNDS GLOBAL BOND FUND+
    2014       (4.94)%    to    (3.98)%

HIMCO VIT AMERICAN FUNDS GLOBAL GROWTH AND INCOME FUND+
    2014       (1.64)%    to    (0.59)%

HIMCO VIT AMERICAN FUNDS GLOBAL GROWTH FUND+
    2014       (0.84)%    to     0.08%

HIMCO VIT AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND+
    2014       (3.20)%    to    (2.20)%

HIMCO VIT AMERICAN FUNDS GROWTH FUND+
    2014        2.65%     to     3.72%

HIMCO VIT AMERICAN FUNDS GROWTH-INCOME FUND+
    2014        1.66%     to     2.74%

HIMCO VIT AMERICAN FUNDS INTERNATIONAL FUND+
    2014       (6.83)%    to    (5.87)%

HIMCO VIT AMERICAN FUNDS NEW WORLD FUND+
    2014      (13.31)%    to   (12.39)%


    * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
   ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  *** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
    # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
    +  See Note 1 for additional information related to this Sub-Account.


--------------------------------------------------------------------------------
                                   SA-150

--------------------------------------------------------------------------------


RIDERS:

     The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

     -  MAV/EPB Death Benefit Charge maximum of 0.30%
     -  MAV Plus (same as MAV/EPB) maximum of 0.30%
     -  The Hartford's Principal First Charge maximum of 0.75%
     -  The Hartford's Principal First Preferred Charge maximum of 0.20%
     -  MAV 70 Death Benefit Charge maximum of 0.20%
     -  Optional Death Benefit Charge maximum of 0.15%
     -  Earnings Protection Benefit Charge maximum of 0.20%
     -  Return of Premium Death Benefit maximum of 0.75%
     -  MAV III maximum of 1.50%
     -  MAV IV maximum of 1.50%
     -  MAV V maximum of 1.50%
     -  Legacy lock maximum of 1.50%
     -  Daily lock maximum of 2.50%
     -  Return of Premium III maximum of 0.75%
     -  Return of Premium IV maximum of 0.75%
     -  Return of Premium V maximum of 0.75%
     -  Maximum daily value maximum of 1.50%
     -  Safety Plus maximum of 2.50%
     -  Future6 maximum of 2.50%
     -  Future5 maximum of 2.50%

     These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.

7.   SUBSEQUENT EVENTS:

     Management has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of April 20, 2015, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.



--------------------------------------------------------------------------------
                                   SA-151